UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JUNE 30, 2013

Core Equity Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Notes to Financial Statements	21
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and
Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACPVX	22.33%	18.17%	10/31/11
S&P 500 Index	—	20.60%	18.72%	—
Institutional Class	ACPKX	22.45%	18.39%	10/31/11
A Class No sales charge* With sales charge*	ACPQX	22.01% 14.97%	17.88% 13.77%	10/31/11
C Class	ACPHX	20.99%	16.96%	10/31/11
R Class	ACPWX	21.70%	17.57%	10/31/11

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011

 *From 10/31/11, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.06%	1.86%	2.31%	3.06%	2.56%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin, and Claudia Musat

Performance Summary

Core Equity Plus returned 22.33%* for the fiscal year ended June 30, 2013, compared with the 20.60% return of its benchmark, the S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), Core Equity Plus posted a solid gain for the 12-month period, outperforming the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The portfolio’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Quality and value signals were aligned with outperforming names in the fund, while momentum insights, particularly with longer horizon signals, detracted from returns during the year.

Absolute Performance Driven by Health Care and Financials

The fund’s strong absolute returns were driven primarily by holdings in the health care and financials sectors. In health care, where pharmaceuticals were particularly helpful, drug maker Pfizer and consumer health manufacturer Johnson & Johnson contributed the most with gains of 26% and 31%, respectively. In financials, the biggest boost came from financial services giant JPMorgan Chase, whose shares rose more than 50% for the year. Among individual securities, positions in several mega-cap technology companies, including Google and Cisco Systems, as well as home improvement retailer Home Depot also boosted absolute returns.

No sector declined on an absolute basis during the year, but a number of short positions—which are designed to profit when a stock’s price declines—weighed on results during a period when many stocks saw significant appreciation.

Materials and Health Care Outperformed

The materials and health care sectors were the best contributors to the fund’s returns relative to the S&P 500. Materials sector outperformance was driven by stock picks in both the metals and mining and chemicals industries. Short positions in a number of mining companies were particularly successful during a period when precious metals prices weakened. A top performer here was gold and silver producer Allied Nevada Gold, whose stock price declined over 80% during the year. An out-of-benchmark position in integrated chemicals and building products manufacturer Axiall (formerly Georgia Gulf) was also beneficial. Axiall’s stock rose nearly 40% thanks to strong demand from an improving housing sector.

In health care, the biggest industry-level contributions came from holdings in health care equipment and supplies and pharmaceuticals. Medical device manufacturer Boston Scientific, where the fund had more exposure than the index, was especially beneficial. Our research shows strong rankings across growth and quality, and we maintain our overweight. Likewise, biopharmaceutical holding Bristol-Myers Squibb enhanced performance after the company posted healthy gains on consistent earnings growth and sector momentum.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Other holdings that added value included electronic game retailer GameStop, oil refiner Marathon Petroleum, and mobile hydraulic manufacturer Sauer-Danfoss. GameStop, whose stock climbed 140% during the year, appreciated on improved revenue outlook as investor concerns regarding new console compatibility with prior generations’ games were allayed.

Technology and Consumer Discretionary Detracted from Results

The fund’s holdings in the information technology and consumer discretionary sectors had a negative impact on performance during the year. The most significant detractor in the technology sector, as well as the fund, was a short position in solar industry semiconductor producer SunEdison (formerly MEMC Electronic Materials). Despite high valuations and negative net margins, the company’s stock appreciated on hopes of increased traction of solar energy usage. However, our research confirms that the company looks expensive, and we maintain the fund’s short position. Similarly, a short position in broadband service provider ViaSat hurt results after investors overlooked negative earnings and below-estimate revenue guidance, sending shares soaring 90% during the year. An overweight to semiconductor manufacturer Advanced Micro Devices was also detrimental.

The consumer discretionary sector also proved difficult for relative performance, especially in the diversified consumer services industry. Top detractors in the sector included Bridgepoint Education, whose shares tumbled along with other for-profit education companies. A position in Outerwall Inc. (formerly Coinstar, Inc.) also impacted results after the company issued a weaker-than-expected outlook early in the fiscal year. Our research suggests strong value and quality indicators, and we maintain exposure to the company.

Elsewhere in the portfolio, short positions in several industrials sector holdings also detracted meaningfully. Infrastructure construction company MasTec and industrial manufacturer Colfax both saw significant stock price appreciation on steady revenue growth.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Long Holdings	% of net assets
Exxon Mobil Corp.	3.49%
Apple, Inc.	2.88%
Microsoft Corp.	2.59%
Johnson & Johnson	2.40%
Pfizer, Inc.	2.13%
AT&T, Inc.	2.05%
Google, Inc., Class A	1.85%
Cisco Systems, Inc.	1.74%
Merck & Co., Inc.	1.71%
Home Depot, Inc. (The)	1.57%

Top Five Short Holdings	% of net assets
DreamWorks Animation SKG, Inc., Class A	(0.95)%
NCR Corp.	(0.88)%
SunEdison, Inc.	(0.86)%
Hexcel Corp.	(0.81)%
Air Lease Corp.	(0.80)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.1%
Common Stocks Sold Short	(29.3)%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,144.00	$9.46	1.78%
Institutional Class	$1,000	$1,145.00	$8.40	1.58%
A Class	$1,000	$1,142.70	$10.78	2.03%
C Class	$1,000	$1,138.00	$14.74	2.78%
R Class	$1,000	$1,141.50	$12.11	2.28%
Hypothetical
Investor Class	$1,000	$1,015.97	$8.90	1.78%
Institutional Class	$1,000	$1,016.96	$7.90	1.58%
A Class	$1,000	$1,014.73	$10.14	2.03%
C Class	$1,000	$1,011.01	$13.86	2.78%
R Class	$1,000	$1,013.49	$11.38	2.28%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 128.1%
AEROSPACE AND DEFENSE — 6.3%
Alliant Techsystems, Inc.	6,479	$ 533,416
Boeing Co. (The)(1)	16,386	1,678,582
Esterline Technologies Corp.(2)	6,758	488,536
General Dynamics Corp.(1)	13,254	1,038,186
Honeywell International, Inc.(1)	14,914	1,183,276
L-3 Communications Holdings, Inc.	1,252	107,346
Northrop Grumman Corp.(1)	14,441	1,195,715
Raytheon Co.	8,483	560,896
Textron, Inc.(1)	30,458	793,431
		7,579,384
AUTO COMPONENTS — 0.2%
BorgWarner, Inc.(2)	3,048	262,585
BEVERAGES — 0.4%
Coca-Cola Co. (The)(1)	8,752	351,043
PepsiCo, Inc.(1)	852	69,685
		420,728
BIOTECHNOLOGY — 2.4%
Amgen, Inc.(1)	8,939	881,922
Biogen Idec, Inc.(1)(2)	921	198,199
Celgene Corp.(1)(2)	5,951	695,731
Cubist Pharmaceuticals, Inc.(2)	5,738	277,145
Gilead Sciences, Inc.(1)(2)	9,655	494,433
United Therapeutics Corp.(1)(2)	4,355	286,646
		2,834,076
CAPITAL MARKETS — 3.9%
Evercore Partners, Inc., Class A	12,380	486,286
Federated Investors, Inc., Class B(1)	37,602	1,030,671
Goldman Sachs Group, Inc. (The)	9,642	1,458,353
Investment Technology Group, Inc.(1)(2)	28,968	404,973
Janus Capital Group, Inc.(1)	36,767	312,887
SEI Investments Co.(1)	22,576	641,836
T. Rowe Price Group, Inc.	916	67,005
Waddell & Reed Financial, Inc., Class A	6,960	302,760
		4,704,771
CHEMICALS — 4.6%
CF Industries Holdings, Inc.(1)	4,053	695,089
LyondellBasell Industries NV, Class A(1)	16,796	1,112,903
Monsanto Co.(1)	13,128	1,297,046
NewMarket Corp.	2,651	696,047
PPG Industries, Inc.	7,561	1,107,006
Sherwin-Williams Co. (The)	988	174,481
Valspar Corp. (The)(1)	6,959	450,039
		5,532,611
COMMERCIAL BANKS — 0.8%
Hancock Holding Co.	2,545	76,528
Wells Fargo & Co.(1)	20,359	840,216
		916,744
COMMERCIAL SERVICES AND SUPPLIES — 1.7%
Deluxe Corp.	17,495	606,202
Mine Safety Appliances Co.(1)	15,211	708,072
RR Donnelley & Sons Co.(1)	48,188	675,114
		1,989,388
COMMUNICATIONS EQUIPMENT — 3.9%
ARRIS Group, Inc.(2)	32,308	463,620
Brocade Communications Systems, Inc.(1)(2)	119,948	690,900
Cisco Systems, Inc.(1)	85,729	2,084,072
InterDigital, Inc.	1,601	71,485
QUALCOMM, Inc.(1)	11,471	700,649
Research In Motion Ltd.(1)(2)	62,841	657,945
		4,668,671
COMPUTERS AND PERIPHERALS — 4.9%
Apple, Inc.(1)	8,710	3,449,857
EMC Corp.(1)	54,839	1,295,297
Hewlett-Packard Co.	34,784	862,643
Seagate Technology plc(1)	2,569	115,168
Western Digital Corp.	3,232	200,675
		5,923,640
CONSTRUCTION AND ENGINEERING — 0.5%
AECOM Technology Corp.(2)	19,963	634,624
CONSUMER FINANCE — 0.8%
Cash America International, Inc.(1)	17,728	805,915
Credit Acceptance Corp.(2)	1,491	156,629
		962,544
CONTAINERS AND PACKAGING — 2.3%
Greif, Inc., Class A(1)	14,899	784,730
Owens-Illinois, Inc.(1)(2)	36,794	1,022,505
Packaging Corp. of America	18,314	896,654
		2,703,889
DIVERSIFIED CONSUMER SERVICES — 0.7%
Coinstar, Inc.(1)(2)	14,195	832,821

11

Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 2.7%
Bank of America Corp.(1)	16,587	$ 213,309
Citigroup, Inc.(1)	4,098	196,581
JPMorgan Chase & Co.(1)	29,722	1,569,024
Moody’s Corp.	7,149	435,589
MSCI, Inc., Class A(1)(2)	26,167	870,576
		3,285,079

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.1%
AT&T, Inc.(1)	69,346	2,454,848
CenturyLink, Inc.(1)	30,328	1,072,095
Verizon Communications, Inc.(1)	25,780	1,297,765
Vonage Holdings Corp.(1)(2)	50,982	144,279
		4,968,987
ELECTRIC UTILITIES — 1.6%
Edison International(1)	21,814	1,050,562
Portland General Electric Co.(1)	28,417	869,276
		1,919,838
ELECTRICAL EQUIPMENT — 2.8%
Brady Corp., Class A(1)	8,556	262,926
Emerson Electric Co.(1)	21,673	1,182,045
EnerSys(1)	19,571	959,762
Rockwell Automation, Inc.	11,485	954,863
		3,359,596
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Itron, Inc.(1)(2)	16,287	691,058
TE Connectivity Ltd.	12,982	591,200
		1,282,258
ENERGY EQUIPMENT AND SERVICES — 1.4%
Ensco plc, Class A	1,155	67,128
Nabors Industries Ltd.(1)	42,328	648,042
RPC, Inc.(1)	68,633	947,822
		1,662,992
FOOD AND STAPLES RETAILING — 3.0%
CVS Caremark Corp.(1)	25,948	1,483,707
Rite Aid Corp.(1)(2)	310,133	886,980
Safeway, Inc.	40,844	966,369
Wal-Mart Stores, Inc.(1)	4,140	308,389
		3,645,445
FOOD PRODUCTS — 2.3%
Archer-Daniels-Midland Co.	32,450	1,100,379
General Mills, Inc.	11,556	560,813
Hershey Co. (The)	3,461	308,998
Ingredion, Inc.	6,929	454,681
Pilgrim’s Pride Corp.(1)(2)	18,696	279,318
		2,704,189
GAS UTILITIES — 0.4%
UGI Corp.	11,469	448,553
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.0%
Abbott Laboratories(1)	37,768	1,317,348
Becton Dickinson and Co.	7,329	724,325
Boston Scientific Corp.(1)(2)	107,316	994,819
Medtronic, Inc.(1)	26,855	1,382,227
St. Jude Medical, Inc.(1)	23,155	1,056,563
Stryker Corp.(1)	7,211	466,407
		5,941,689
HEALTH CARE PROVIDERS AND SERVICES — 1.0%
AmerisourceBergen Corp.	11,322	632,107
Select Medical Holdings Corp.(1)	63,993	524,743
		1,156,850
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Bally Technologies, Inc.(1)(2)	16,810	948,420
Cracker Barrel Old Country Store, Inc.	8,264	782,270
International Game Technology(1)	55,431	926,252
		2,656,942
HOUSEHOLD DURABLES — 1.4%
Garmin Ltd.(1)	20,340	735,494
Newell Rubbermaid, Inc.(1)	37,158	975,398
		1,710,892
HOUSEHOLD PRODUCTS — 2.4%
Energizer Holdings, Inc.	9,461	950,925
Kimberly-Clark Corp.	12,221	1,187,148
Procter & Gamble Co. (The)(1)	8,993	692,371
		2,830,444
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.5%
AES Corp. (The)(1)	51,129	613,037
INDUSTRIAL CONGLOMERATES — 2.0%
3M Co.	2,449	267,798
Danaher Corp.(1)	19,225	1,216,943
General Electric Co.(1)	40,621	942,001
		2,426,742
INSURANCE — 7.4%
Aflac, Inc.(1)	21,022	1,221,799
American International Group, Inc.(1)(2)	32,241	1,441,173
Amtrust Financial Services, Inc.	11,749	419,439
Axis Capital Holdings Ltd.(1)	20,452	936,293
Berkshire Hathaway, Inc., Class B(1)(2)	7,122	797,094
First American Financial Corp.	29,170	642,907
HCC Insurance Holdings, Inc.(1)	13,738	592,245

12

Shares	Value

MetLife, Inc.(1)	21,457	$ 981,872
Prudential Financial, Inc.(1)	3,850	281,165
Reinsurance Group of America, Inc.	2,512	173,604
RenaissanceRe Holdings Ltd.	919	79,760
Torchmark Corp.	6,923	450,964
Travelers Cos., Inc. (The)	6,416	512,767
XL Group plc	11,797	357,685
		8,888,767
INTERNET AND CATALOG RETAIL — 1.1%
Expedia, Inc.(1)	16,463	990,249
HomeAway, Inc.(2)	11,937	386,043
		1,376,292
INTERNET SOFTWARE AND SERVICES — 2.0%
Dice Holdings, Inc.(1)(2)	7,510	69,167
Google, Inc., Class A(1)(2)	2,527	2,224,695
United Online, Inc.(1)	13,795	104,566
		2,398,428
IT SERVICES — 1.9%
Accenture plc, Class A(1)	1,668	120,029
CoreLogic, Inc.(2)	8,097	187,608
International Business Machines Corp.(1)	6,983	1,334,521
SAIC, Inc.(1)	25,909	360,912
Unisys Corp.(1)(2)	9,918	218,890
		2,221,960
LEISURE EQUIPMENT AND PRODUCTS — 2.2%
Hasbro, Inc.(1)	20,936	938,561
Mattel, Inc.(1)	22,927	1,038,822
Polaris Industries, Inc.	7,000	665,000
		2,642,383
LIFE SCIENCES TOOLS AND SERVICES — 1.5%
Agilent Technologies, Inc.(1)	17,574	751,464
Thermo Fisher Scientific, Inc.(1)	12,609	1,067,100
		1,818,564
MACHINERY — 2.8%
Actuant Corp., Class A(1)	22,498	741,759
Crane Co.(1)	16,764	1,004,499
Dover Corp.	5,472	424,956
Ingersoll-Rand plc(1)	4,436	246,287
WABCO Holdings, Inc.(2)	11,921	890,379
		3,307,880
MEDIA — 4.2%
Comcast Corp., Class A(1)	42,589	1,783,627
DIRECTV(2)	1,126	69,384
Gannett Co., Inc.	26,441	646,747
Lions Gate Entertainment Corp.(2)	6,177	169,682
Regal Entertainment Group, Class A	6,798	121,684
Scholastic Corp.(1)	16,339	478,569
Time Warner Cable, Inc.(1)	10,293	1,157,757
Time Warner, Inc.	10,252	592,771
		5,020,221
METALS AND MINING — 1.1%
Coeur Mining, Inc.(1)(2)	30,545	406,249
Reliance Steel & Aluminum Co.	5,093	333,897
Worthington Industries, Inc.(1)	19,419	615,776
		1,355,922
MULTILINE RETAIL — 0.6%
Dillard’s, Inc., Class A(1)	7,833	642,071
Macy’s, Inc.(1)	1,972	94,656
		736,727
OIL, GAS AND CONSUMABLE FUELS — 8.4%
Chevron Corp.(1)	8,491	1,004,825
ConocoPhillips(1)	20,700	1,252,350
Delek US Holdings, Inc.	3,936	113,278
Exxon Mobil Corp.(1)	46,298	4,183,024
Marathon Petroleum Corp.(1)	14,300	1,016,158
Suncor Energy, Inc.(1)	5,966	175,937
Tesoro Corp.(1)	15,107	790,398
Valero Energy Corp.(1)	23,702	824,119
Western Refining, Inc.(1)	26,335	739,224
		10,099,313
PHARMACEUTICALS — 8.5%
AbbVie, Inc.	12,907	533,575
Allergan, Inc.	2,036	171,513
Bristol-Myers Squibb Co.(1)	19,777	883,834
Eli Lilly & Co.(1)	22,980	1,128,778
Johnson & Johnson(1)	33,473	2,873,992
Merck & Co., Inc.(1)	44,052	2,046,215
Pfizer, Inc.(1)	91,063	2,550,675
		10,188,582
PROFESSIONAL SERVICES — 0.5%
Dun & Bradstreet Corp.	6,531	636,446
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.3%
Applied Materials, Inc.(1)	62,323	929,236
Broadcom Corp., Class A(1)	28,679	968,203
First Solar, Inc.(2)	8,175	365,668
Intel Corp.(1)	3,064	74,210
KLA-Tencor Corp.(1)	11,598	646,356
LSI Corp.(1)(2)	70,559	503,791
NVIDIA Corp.(1)	32,429	454,979
		3,942,443

13

Shares	Value

SOFTWARE — 6.2%
Activision Blizzard, Inc.(1)	51,562	$ 735,274
CA, Inc.	2,574	73,694
Cadence Design Systems, Inc.(1)(2)	4,875	70,590
Intuit, Inc.	1,037	63,288
Mentor Graphics Corp.(1)	38,347	749,684
Microsoft Corp.(1)	90,115	3,111,671
Oracle Corp.(1)	56,375	1,731,840
Symantec Corp.(1)	39,983	898,418
		7,434,459
SPECIALTY RETAIL — 5.4%
Abercrombie & Fitch Co., Class A	5,576	252,314
American Eagle Outfitters, Inc.	9,516	173,762
Buckle, Inc. (The)(1)	14,052	730,985
Foot Locker, Inc.(1)	8,440	296,497
GameStop Corp., Class A(1)	26,158	1,099,421
Gap, Inc. (The)(1)	26,237	1,094,870
Home Depot, Inc. (The)(1)	24,282	1,881,127
PetSmart, Inc.(1)	14,603	978,255
		6,507,231
TEXTILES, APPAREL AND LUXURY GOODS — 1.1%
Hanesbrands, Inc.(1)	19,542	1,004,850
Iconix Brand Group, Inc.(1)(2)	11,359	334,068
		1,338,918
THRIFTS AND MORTGAGE FINANCE — 0.7%
Ocwen Financial Corp.(1)(2)	19,808	816,486
TOBACCO — 1.5%
Altria Group, Inc.	16,757	586,327
Philip Morris International, Inc.(1)	3,751	324,912
Universal Corp.(1)	15,443	893,378
		1,804,617
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
MRC Global, Inc.(2)	19,369	534,972
TOTAL COMMON STOCKS (Cost $130,818,362)		153,650,620
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $176,890), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $173,273)		173,272
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $529,638), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $519,817)		519,815
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $176,241), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $173,273)		173,272
SSgA U.S. Government Money Market Fund	487,467	487,467
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,353,826)		1,353,826
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 129.2% (Cost $132,172,188)		155,004,446
Common Stocks Sold Short — (29.3)%
AEROSPACE AND DEFENSE — (1.3)%
DigitalGlobe, Inc.	(18,902)	(586,151)
Hexcel Corp.	(28,509)	(970,731)
		(1,556,882)
AIR FREIGHT AND LOGISTICS — (0.5)%
UTi Worldwide, Inc.	(39,649)	(653,019)
BIOTECHNOLOGY — (0.7)%
Ariad Pharmaceuticals, Inc.	(15,972)	(279,350)
Medivation, Inc.	(6,070)	(298,644)
Theravance, Inc.	(7,684)	(296,065)
		(874,059)
CAPITAL MARKETS — (0.4)%
Cohen & Steers, Inc.	(4,583)	(155,731)
Stifel Financial Corp.	(9,763)	(348,246)
		(503,977)
CHEMICALS — (1.3)%
Cytec Industries, Inc.	(11,537)	(845,085)
Praxair, Inc.	(2,004)	(230,781)
Tronox Ltd., Class A	(26,160)	(527,124)
		(1,602,990)
COMMERCIAL BANKS — (0.4)%
Investors Bancorp, Inc.	(3,561)	(75,066)
Trustmark Corp.	(16,429)	(403,825)
		(478,891)
COMMERCIAL SERVICES AND SUPPLIES — (0.3)%
Clean Harbors, Inc.	(6,729)	(340,016)
COMMUNICATIONS EQUIPMENT — (0.8)%
ViaSat, Inc.	(12,778)	(913,116)
COMPUTERS AND PERIPHERALS — (0.9)%
NCR Corp.	(32,046)	(1,057,198)

14

Shares	Value

CONTAINERS AND PACKAGING — (0.3)%
MeadWestvaco Corp.	(9,794)	$ (334,073)
ELECTRICAL EQUIPMENT — (0.5)%
Franklin Electric Co., Inc.	(6,421)	(216,067)
GrafTech International Ltd.	(56,770)	(413,285)
		(629,352)
ENERGY EQUIPMENT AND SERVICES — (0.5)%
Hornbeck Offshore Services, Inc.	(1,752)	(93,732)
SEACOR Holdings, Inc.	(6,076)	(504,612)
Unit Corp.	(1,602)	(68,213)
		(666,557)
FOOD PRODUCTS — (0.9)%
Hain Celestial Group, Inc. (The)	(7,609)	(494,357)
Snyders-Lance, Inc.	(20,703)	(588,172)
		(1,082,529)
GAS UTILITIES — (0.9)%
New Jersey Resources Corp.	(14,920)	(619,627)
ONEOK, Inc.	(5,841)	(241,292)
South Jersey Industries, Inc.	(4,451)	(255,532)
		(1,116,451)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.0)%
Haemonetics Corp.	(18,341)	(758,400)
Hologic, Inc.	(24,476)	(472,387)
		(1,230,787)
HEALTH CARE PROVIDERS AND SERVICES — (1.4)%
Air Methods Corp.	(1,729)	(58,579)
Catamaran Corp.	(4,441)	(216,366)
DaVita HealthCare Partners, Inc.	(2,116)	(255,613)
Health Net, Inc.	(14,393)	(457,985)
Team Health Holdings, Inc.	(7,934)	(325,849)
WellCare Health Plans, Inc.	(6,197)	(344,243)
		(1,658,635)
HOTELS, RESTAURANTS AND LEISURE — (0.5)%
BJ’s Restaurants, Inc.	(8,975)	(332,973)
Penn National Gaming, Inc.	(4,841)	(255,895)
		(588,868)
HOUSEHOLD DURABLES — (1.3)%
Ryland Group, Inc.	(7,196)	(288,559)
Standard Pacific Corp.	(84,988)	(707,950)
Toll Brothers, Inc.	(18,133)	(591,680)
		(1,588,189)
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — (0.7)%
NRG Energy, Inc.	(31,617)	(844,174)
INSURANCE — (0.6)%
RLI Corp.	(8,825)	(674,318)
IT SERVICES — (0.6)%
Convergys Corp.	(39,575)	(689,792)
MACHINERY — (0.5)%
Pentair Ltd.	(10,467)	(603,841)
MEDIA — (1.7)%
DreamWorks Animation SKG, Inc., Class A	(44,560)	(1,143,409)
Loral Space & Communications, Inc.	(14,156)	(849,077)
		(1,992,486)
METALS AND MINING — (2.0)%
AK Steel Holding Corp.	(25,644)	(77,958)
Allied Nevada Gold Corp.	(21,031)	(136,281)
AuRico Gold, Inc.	(56,818)	(248,295)
Compass Minerals International, Inc.	(3,883)	(328,230)
Hecla Mining Co.	(76,165)	(226,972)
Royal Gold, Inc.	(5,428)	(228,410)
Silver Standard Resources, Inc.	(27,416)	(173,817)
Stillwater Mining Co.	(62,183)	(667,845)
Tahoe Resources, Inc.	(4,538)	(64,213)
Thompson Creek Metals Co., Inc.	(81,873)	(248,075)
		(2,400,096)
MULTILINE RETAIL — (0.1)%
J.C. Penney Co., Inc.	(4,200)	(71,736)
OIL, GAS AND CONSUMABLE FUELS — (1.4)%
Approach Resources, Inc.	(4,252)	(104,472)
Bill Barrett Corp.	(11,618)	(234,916)
Consol Energy, Inc.	(16,931)	(458,830)
Gulfport Energy Corp.	(1,611)	(75,830)
Kodiak Oil & Gas Corp.	(38,134)	(339,011)
Range Resources Corp.	(900)	(69,588)
SM Energy Co.	(7,227)	(433,475)
		(1,716,122)
PHARMACEUTICALS — (0.2)%
ViroPharma, Inc.	(3,807)	(109,071)
VIVUS, Inc.	(13,538)	(170,308)
		(279,379)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (0.2)%
SL Green Realty Corp.	(3,078)	(271,449)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (0.7)%
Brookfield Office Properties, Inc.	(50,242)	(838,037)
Forest City Enterprises, Inc., Class A	(3,841)	(68,792)
		(906,829)

15

Shares	Value

ROAD AND RAIL — (0.7)%
Genesee & Wyoming, Inc., Class A	(9,722)	$ (824,814)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (0.9)%
SunEdison, Inc.	(126,480)	(1,033,342)
SOFTWARE — (0.4)%
Solera Holdings, Inc.	(7,806)	(434,404)
SPECIALTY RETAIL — (1.9)%
CarMax, Inc.	(19,208)	(886,641)
Pier 1 Imports, Inc.	(23,668)	(555,962)
Tiffany & Co.	(11,588)	(844,070)
		(2,286,673)
TEXTILES, APPAREL AND LUXURY GOODS — (0.5)%
Wolverine World Wide, Inc.	(10,328)	(564,012)
THRIFTS AND MORTGAGE FINANCE — (0.2)%
Capitol Federal Financial, Inc.	(8,544)	(103,724)
MGIC Investment Corp.	(15,254)	(92,592)
		(196,316)
TRADING COMPANIES AND DISTRIBUTORS — (2.1)%
Air Lease Corp.	(34,760)	(959,029)
GATX Corp.	(3,265)	(154,859)
Textainer Group Holdings Ltd.	(23,750)	(912,950)
Watsco, Inc.	(5,493)	(461,192)
		(2,488,030)
TOTAL COMMON STOCKS SOLD SHORT — (29.3)% (Proceeds $33,453,088)		(35,153,402)
OTHER ASSETS AND LIABILITIES — 0.1%		121,083
TOTAL NET ASSETS — 100.0%		$ 119,972,127

Notes to Schedule of Investments

(1)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $99,828,778.

(2)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $132,172,188)	$155,004,446
Deposits with broker for securities sold short	123,022
Receivable for capital shares sold	15,242
Dividends and interest receivable	135,166
155,277,876

Liabilities
Securities sold short, at value (proceeds of $33,453,088)	35,153,402
Payable for capital shares redeemed	2,075
Accrued management fees	128,115
Distribution and service fees payable	467
Dividend expense payable on securities sold short	20,767
Broker fees and charges payable on securities sold short	923
35,305,749

Net Assets	$119,972,127

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 94,572,909
Undistributed net investment income	169,014
Undistributed net realized gain	4,098,260
Net unrealized appreciation	21,131,944
$119,972,127

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$114,443,772	8,913,261	$12.84
Institutional Class, $0.01 Par Value	$4,427,461	344,739	$12.84
A Class, $0.01 Par Value	$515,450	40,150	$12.84*
C Class, $0.01 Par Value	$448,637	35,094	$12.78
R Class, $0.01 Par Value	$136,807	10,663	$12.83
*Maximum offering price $13.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,190)	$ 3,132,797
Interest	1,642
3,134,439

Expenses:
Dividend expense on securities sold short	327,925
Broker fees and charges on securities sold short	254,628
Management fees	1,344,355
Distribution and service fees:
A Class	1,036
C Class	1,908
R Class	621
Directors’ fees and expenses	4,670
1,935,143

Net investment income (loss)	1,199,296

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,111,012
Securities sold short transactions	(4,080,875)
Foreign currency transactions	197
6,030,334

Change in net unrealized appreciation (depreciation) on:
Investments	16,839,910
Securities sold short	(3,083,349)
Translation of assets and liabilities in foreign currencies	(47)
13,756,514

Net realized and unrealized gain (loss)	19,786,848

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,986,144

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2013 AND PERIOD ENDED JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012(1)
Operations
Net investment income (loss)	$1,199,296	$187,820
Net realized gain (loss)	6,030,334	(315,357)
Change in net unrealized appreciation (depreciation)	13,756,514	7,375,430
Net increase (decrease) in net assets resulting from operations	20,986,144	7,247,893

Distributions to Shareholders
From net investment income:
Investor Class	(1,217,032)	(35,029)
Institutional Class	(52,597)	(82)
A Class	(3,014)	(9)
R Class	(593)	—
From net realized gains:
Investor Class	(1,479,849)	—
Institutional Class	(38,590)	—
A Class	(4,572)	—
C Class	(2,741)	—
R Class	(1,862)	—
Decrease in net assets from distributions	(2,800,850)	(35,120)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	16,682,302	77,891,758

Net increase (decrease) in net assets	34,867,596	85,104,531

Net Assets
Beginning of period	85,104,531	—
End of period	$119,972,127	$85,104,531

Undistributed net investment income	$169,014	$160,238

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

19

Statement of Cash Flows

YEAR ENDED JUNE 30, 2013
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$20,986,144
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(114,448,835)
Proceeds from investments sold	97,170,560
Purchases to cover securities sold short	(41,291,614)
Proceeds from securities sold short	43,783,764
(Increase) decrease in short-term investments	(1,178,864)
(Increase) decrease in deposits with broker for securities sold short	440,972
(Increase) decrease in receivable for investments sold	428,068
(Increase) decrease in dividends and interest receivable	(29,698)
Increase (decrease) in accrued management fees	40,132
Increase (decrease) in distribution and service fees payable	290
Increase (decrease) in dividend expense payable on securities sold short	12,645
Increase (decrease) in broker fees and charges payable on securities sold short	(869)
Change in net unrealized (appreciation) depreciation on investments	(16,839,910)
Net realized (gain) loss on investment transactions	(10,111,012)
Change in net unrealized (appreciation) depreciation on securities sold short	3,083,349
Net realized (gain) loss on securities sold short transactions	4,080,875
Net cash from (used in) operating activities	(13,874,003)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	19,695,079
Payments for shares redeemed	(5,822,561)
Distributions paid, net of reinvestments	(4,486)
Net cash from (used in) financing activities	13,868,032

Net Increase (Decrease) In Cash	(5,971)
Cash at beginning of period	5,971
Cash at end of period	—

Supplemental disclosure of cash flow information:

Non cash financing activities not included herein consist of all reinvestment of distributions of $2,796,364.

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

21

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

22

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund’s Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

23

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 1.30% for the Investor Class, A Class, C Class and R Class and 1.10% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 94% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2013 were $155,591,633 and $140,934,031, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Period ended June 30, 2012(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000
Sold	1,247,179	$14,456,890	8,085,420	$80,041,339
Issued in reinvestment of distributions	233,568	2,692,484	3,502	34,990
Redeemed	(360,423)	(4,304,852)	(295,985)	(3,167,463)
	1,120,324	12,844,522	7,792,937	76,908,866
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	389,399	4,516,129	80,225	821,989
Issued in reinvestment of distributions	7,857	91,187	8	82
Redeemed	(101,967)	(1,290,661)	(30,783)	(297,884)
	295,289	3,316,655	49,450	524,187
A Class/Shares Authorized	10,000,000		10,000,000
Sold	36,112	420,654	65,012	662,759
Issued in reinvestment of distributions	651	7,497	1	9
Redeemed	(18,020)	(216,949)	(43,606)	(433,630)
	18,743	211,202	21,407	229,138
C Class/Shares Authorized	10,000,000		10,000,000
Sold	25,347	316,261	43,858	440,045
Issued in reinvestment of distributions	243	2,741	—	—
Redeemed	(913)	(11,921)	(33,441)	(326,171)
	24,677	307,081	10,417	113,874
R Class/Shares Authorized	10,000,000		10,000,000
Sold	30	387	40,000	400,000
Issued in reinvestment of distributions	216	2,455	—	—
Redeemed	—	—	(29,583)	(284,307)
	246	2,842	10,417	115,693
Net increase (decrease)	1,459,279	$16,682,302	7,884,628	$77,891,758

(1)	October 31, 2011 (fund inception) through June 30, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

25

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$153,650,620	—	—
Temporary Cash Investments	487,467	$866,359	—
Total Value of Investment Securities	$154,138,087	$866,359	—

Securities Sold Short
Total Value of Common Stocks Sold Short	$(35,153,402)	—	—

7. Risk Factors

The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

8. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2013 and period October 31, 2011 (fund inception) through June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,800,850	$35,120
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

26

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$132,212,308
Gross tax appreciation of investments	$24,845,664
Gross tax depreciation of investments	(2,053,526)
Net tax appreciation (depreciation) of investments	$22,792,138
Net tax appreciation (depreciation) on securities sold short	$(1,700,779)
Net tax appreciation (depreciation)	$21,091,359
Undistributed ordinary income	$1,043,975
Accumulated long-term gains	$3,263,884

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.79	0.14	2.23	2.37	(0.14)	(0.18)	(0.32)	$12.84	22.33%	1.87%	1.30%	1.15%	107%	$114,444
2012(3)	$10.00	0.03	0.76	0.79	—(4)	—	—(4)	$10.79	7.95%	2.06%(5)	1.31%(5)	0.39%(5)	105%	$84,116
Institutional Class
2013	$10.80	0.15	2.25	2.40	(0.18)	(0.18)	(0.36)	$12.84	22.45%	1.67%	1.10%	1.35%	107%	$4,427
2012(3)	$10.00	0.06	0.75	0.81	(0.01)	—	(0.01)	$10.80	8.19%	1.86%(5)	1.11%(5)	0.59%(5)	105%	$534
A Class
2013	$10.78	0.10	2.24	2.34	(0.10)	(0.18)	(0.28)	$12.84	22.01%	2.12%	1.55%	0.90%	107%	$515
2012(3)	$10.00	0.04	0.74	0.78	—(4)	—	—(4)	$10.78	7.80%	2.31%(5)	1.56%(5)	0.14%(5)	105%	$231
C Class
2013	$10.73	0.01	2.22	2.23	—	(0.18)	(0.18)	$12.78	20.99%	2.87%	2.30%	0.15%	107%	$449
2012(3)	$10.00	—(4)	0.73	0.73	—	—	—	$10.73	7.30%	3.06%(5)	2.31%(5)	(0.61)%(5)	105%	$112
R Class
2013	$10.76	0.08	2.23	2.31	(0.06)	(0.18)	(0.24)	$12.83	21.70%	2.37%	1.80%	0.65%	107%	$137
2012(3)	$10.00	0.03	0.73	0.76	—	—	—	$10.76	7.60%	2.56%(5)	1.81%(5)	(0.11)%(5)	105%	$112

28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Plus Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented, its cash flows for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

30

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

34

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

35

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

36

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

37

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $2,800,850, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,527,614 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79319 1308

ANNUAL REPORT	JUNE 30, 2013

Disciplined Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ADSIX	17.70%	7.59%	6.97%	9/30/05
Russell 1000 Growth Index	—	17.07%	7.47%	6.57%	—
Institutional Class	ADCIX	17.99%	7.82%	7.19%	9/30/05
A Class(1) No sales charge* With sales charge*	ADCVX	17.42% 10.69%	7.34% 6.07%	6.71% 5.89%	9/30/05
C Class	ADCCX	16.55%	6.52%	3.48%	9/28/07
R Class	ADRRX	17.16%	7.06%	6.44%	9/30/05

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Fund
$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.04%	0.84%	1.29%	2.04%	1.54%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth returned 17.70%* for the fiscal year ended June 30, 2013, compared with the 17.07% return of its benchmark, the Russell 1000 Growth Index, and the 20.60%** return of the broad S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), Disciplined Growth posted a solid gain for the 12-month period, outperforming the Russell 1000 Growth Index. The fund’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. The key contribution to performance in the last 12 months came from companies offering attractive growth characteristics at reasonable prices. Momentum insights, particularly with longer horizon signals, failed to gain traction during the year, and quality insights also produced muted results in a strong risk-on environment. Overall, security selection was the main contributor to relative performance, although sector positioning also made a positive contribution.

Absolute Performance Driven by Health Care and Consumer Discretionary

Disciplined Growth’s absolute returns were driven primarily by strong performance in the health care and consumer discretionary sectors, both of which generated double-digit gains. Six of the fund’s top 10 contributors to absolute results came from these sectors. In health care, biotechnology manufacturers Celgene and Amgen, and pharmaceutical giant Bristol-Myers Squibb, were the top absolute contributors. The best consumer discretionary names were home improvement retailer Home Depot, cable provider Comcast, and consumer apparel manufacturer Hanesbrands. No sector posted a decline for the 12-month period.

Materials and Health Care Outperformed

The materials and health care sectors posted the highest contributions to the fund’s excess returns. Materials sector outperformance was driven by strong stock selection in each industry as well as by industry positioning in metals and mining and chemicals. The single highest contributor in the sector was an out-of-benchmark position in Coeur Mining. Shares of the company gained over 36% during the second half of 2012 on increased production from the company’s silver and gold mines. Against a backdrop of price declines and softening gold prices in early 2013, both quality and momentum indicators weakened, and the fund exited this position in January. An overweight to chemicals manufacturer LyondellBasell Industries also produced strong relative performance after the company appreciated nearly 80% on robust earnings growth over the 12-month period.

Health care was among the strongest performers for the 12-month period, and the fund’s overweight exposure to the sector boosted results. Security selection in a number of industries was beneficial, but none more so than health care equipment and supplies where a number of medical and surgical equipment

*   All fund returns referenced in this commentary are for Investor Class shares.

** The S&P 500 Index average annual returns were 7.01% for the five-year period ended June 30, 2013, and 5.74% since the fund’s inception on September 30, 2005.

6

manufacturers drove results. Top individual contributions came from the fund’s overweight positions in Celgene and global biotechnology tool company Life Technologies. Celgene, also a top absolute contributor during the year, rose 82% on increasing revenue guidance. Life Technologies was another notable contributor, posting gains in excess of 60% after a takeover bid.

Elsewhere in the portfolio, top individual relative contributors included mobile hydraulic manufacturer Sauer-Danfoss, Boeing (which was also a top absolute performer), and property and casualty insurer HCI Group. HCI benefited from strong analyst buy ratings toward the end of the period, while shares of Sauer-Danfoss rose on takeover news in late 2012. Boeing appreciated nearly 45% during the year as aircraft demand increased. The company shows strong quality and growth metrics, as well as above-average valuation signals.

Consumer Discretionary Detracted

The leading detractor from relative returns for the 12-month period was the consumer discretionary sector. Both an underweight to the top-performing sector as well as the fund’s security selection there weighed on overall performance. The biggest individual detractor in the sector was video rental and coin-counting kiosks operator Coinstar (now called Outerwall Inc.). The out-of-benchmark position hurt fund returns as the company’s stock declined during the early part of the period on a weaker-than-expected outlook for the coming year. An overweight to global positioning system maker Garmin was similarly detrimental after shares fell on lower than expected earnings.

Energy was the only other sector to detract from overall results. While no single position was notably weak, small negative contributions from multiple stocks accounted for the modest losses. Noteworthy individual portfolio positions that proved difficult included an overweight to mobile communications and computer manufacturer Apple, which fell over 30%. Similarly, although the fund maintained a position in biopharmaceutical manufacturer Gilead Sciences, our exposure was less than that of the benchmark. This underweight hurt relative results during a period when the company’s shares gained nearly 100%.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Driven by improving quality, growth and momentum signals, the fund added financials and consumer discretionary sector stocks to move to a modest overweight, while reducing industrials and telecommunication services exposure. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	4.9%
Microsoft Corp.	4.1%
Google, Inc., Class A	3.8%
International Business Machines Corp.	2.7%
Home Depot, Inc. (The)	2.3%
Oracle Corp.	2.3%
QUALCOMM, Inc.	2.1%
Amgen, Inc.	1.7%
Boeing Co. (The)	1.6%
Honeywell International, Inc.	1.6%

Top Five Industries	% of net assets
Software	7.8%
Computers and Peripherals	6.5%
Pharmaceuticals	5.7%
Specialty Retail	5.6%
IT Services	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,128.50	$5.44	1.03%
Institutional Class	$1,000	$1,129.90	$4.38	0.83%
A Class	$1,000	$1,126.80	$6.75	1.28%
C Class	$1,000	$1,122.30	$10.68	2.03%
R Class	$1,000	$1,125.10	$8.06	1.53%
Hypothetical
Investor Class	$1,000	$1,019.69	$5.16	1.03%
Institutional Class	$1,000	$1,020.68	$4.16	0.83%
A Class	$1,000	$1,018.45	$6.41	1.28%
C Class	$1,000	$1,014.73	$10.14	2.03%
R Class	$1,000	$1,017.21	$7.65	1.53%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 98.7%
AEROSPACE AND DEFENSE — 4.1%
Boeing Co. (The)	29,790	$ 3,051,688
Honeywell International, Inc.	36,904	2,927,963
Rockwell Collins, Inc.	10,603	672,336
Textron, Inc.	19,756	514,644
United Technologies Corp.	4,902	455,592
		7,622,223
AIRLINES — 0.6%
Allegiant Travel Co.	9,819	1,040,716
BEVERAGES — 2.6%
Coca-Cola Co. (The)	55,403	2,222,214
PepsiCo, Inc.	31,574	2,582,438
		4,804,652
BIOTECHNOLOGY — 4.8%
Alkermes plc(1)	10,722	307,507
Amgen, Inc.	33,047	3,260,417
Biogen Idec, Inc.(1)	3,251	699,615
Celgene Corp.(1)	22,968	2,685,189
Cubist Pharmaceuticals, Inc.(1)	25,730	1,242,759
Gilead Sciences, Inc.(1)	15,070	771,735
		8,967,222
CAPITAL MARKETS — 1.2%
T. Rowe Price Group, Inc.	22,362	1,635,780
Waddell & Reed Financial, Inc., Class A	15,181	660,374
		2,296,154
CHEMICALS — 3.3%
CF Industries Holdings, Inc.	1,399	239,928
LyondellBasell Industries NV, Class A	1,125	74,543
Monsanto Co.	28,435	2,809,378
NewMarket Corp.	4,472	1,174,168
PPG Industries, Inc.	12,592	1,843,595
		6,141,612
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Deluxe Corp.	22,920	794,178
COMMUNICATIONS EQUIPMENT — 2.1%
QUALCOMM, Inc.	64,094	3,914,862
COMPUTERS AND PERIPHERALS — 6.5%
Apple, Inc.	23,266	9,215,197
EMC Corp.	102,299	2,416,302
NetApp, Inc.(1)	8,564	323,548
Western Digital Corp.	1,309	81,276
		12,036,323
CONSUMER FINANCE — 0.2%
World Acceptance Corp.(1)	3,737	324,895
CONTAINERS AND PACKAGING — 1.5%
Owens-Illinois, Inc.(1)	40,690	1,130,775
Packaging Corp. of America	33,208	1,625,864
		2,756,639
DIVERSIFIED FINANCIAL SERVICES — 1.8%
Moody’s Corp.	29,719	1,810,779
MSCI, Inc., Class A(1)	44,975	1,496,318
		3,307,097
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
Atlantic Tele-Network, Inc.	10,376	515,272
Verizon Communications, Inc.	39,298	1,978,261
		2,493,533
ELECTRICAL EQUIPMENT — 2.2%
Emerson Electric Co.	39,804	2,170,910
EnerSys	6,079	298,114
Rockwell Automation, Inc.	20,149	1,675,188
		4,144,212
ENERGY EQUIPMENT AND SERVICES — 0.5%
RPC, Inc.	13,103	180,952
Schlumberger Ltd.	11,553	827,888
		1,008,840
FOOD AND STAPLES RETAILING — 3.2%
CVS Caremark Corp.	32,240	1,843,483
Kroger Co. (The)	26,787	925,223
Rite Aid Corp.(1)	266,054	760,915
Safeway, Inc.	60,232	1,425,089
Wal-Mart Stores, Inc.	13,969	1,040,551
		5,995,261
FOOD PRODUCTS — 2.2%
General Mills, Inc.	41,895	2,033,164
Ingredion, Inc.	21,009	1,378,611
Sanderson Farms, Inc.	10,354	687,713
		4,099,488
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.9%
Abbott Laboratories	54,374	1,896,565
Becton Dickinson and Co.	19,793	1,956,142
Medtronic, Inc.	15,626	804,270
St. Jude Medical, Inc.	43,080	1,965,740
Zimmer Holdings, Inc.	8,325	623,876
		7,246,593
HEALTH CARE PROVIDERS AND SERVICES — 1.0%
AmerisourceBergen Corp.	32,141	1,794,432

11

Shares	Value

HOTELS, RESTAURANTS AND LEISURE — 2.3%
Bally Technologies, Inc.(1)	29,057	$ 1,639,396
Cracker Barrel Old Country Store, Inc.	5,058	478,790
International Game Technology	67,029	1,120,055
Las Vegas Sands Corp.	3,469	183,614
McDonald’s Corp.	8,840	875,160
		4,297,015
HOUSEHOLD DURABLES — 0.2%
Garmin Ltd.	9,665	349,486
HOUSEHOLD PRODUCTS — 0.1%
Kimberly-Clark Corp.	2,608	253,341
INDUSTRIAL CONGLOMERATES — 1.5%
3M Co.	1,419	155,168
Carlisle Cos., Inc.	14,158	882,185
Danaher Corp.	29,223	1,849,816
		2,887,169
INSURANCE — 2.3%
Amtrust Financial Services, Inc.	19,325	689,902
First American Financial Corp.	6,598	145,420
HCI Group, Inc.	51,222	1,573,540
Travelers Cos., Inc. (The)	22,474	1,796,122
		4,204,984
INTERNET AND CATALOG RETAIL — 1.7%
Amazon.com, Inc.(1)	2,839	788,362
Expedia, Inc.	22,609	1,359,932
HomeAway, Inc.(1)	29,392	950,537
		3,098,831
INTERNET SOFTWARE AND SERVICES — 4.7%
Google, Inc., Class A(1)	8,081	7,114,270
LinkedIn Corp., Class A(1)	9,447	1,684,400
		8,798,670
IT SERVICES — 5.5%
Accenture plc, Class A	34,916	2,512,556
Broadridge Financial Solutions, Inc.	16,459	437,480
International Business Machines Corp.	25,893	4,948,411
Jack Henry & Associates, Inc.	5,463	257,471
MasterCard, Inc., Class A	2,400	1,378,800
Visa, Inc., Class A	3,692	674,713
		10,209,431
LEISURE EQUIPMENT AND PRODUCTS — 2.7%
Hasbro, Inc.	34,604	1,551,297
Mattel, Inc.	38,079	1,725,359
Polaris Industries, Inc.	17,898	1,700,310
Sturm Ruger & Co., Inc.	867	41,651
		5,018,617
MACHINERY — 0.8%
Ingersoll-Rand plc	19,555	1,085,694
Lindsay Corp.	6,475	485,495
		1,571,189
MEDIA — 2.8%
Comcast Corp., Class A	68,782	2,880,590
DIRECTV(1)	3,158	194,596
Time Warner Cable, Inc.	18,377	2,067,045
		5,142,231
MULTILINE RETAIL — 0.8%
Macy’s, Inc.	11,544	554,112
Target Corp.	13,195	908,608
		1,462,720
OIL, GAS AND CONSUMABLE FUELS — 1.7%
Alon USA Energy, Inc.	28,515	412,327
CVR Energy, Inc.	28,832	1,366,637
Western Refining, Inc.	46,421	1,303,037
		3,082,001
PERSONAL PRODUCTS — 1.2%
Medifast, Inc.(1)	19,416	500,156
USANA Health Sciences, Inc.(1)	23,318	1,687,757
		2,187,913
PHARMACEUTICALS — 5.7%
AbbVie, Inc.	45,724	1,890,230
Allergan, Inc.	23,091	1,945,186
Bristol-Myers Squibb Co.	51,331	2,293,982
Eli Lilly & Co.	38,569	1,894,509
Johnson & Johnson	31,168	2,676,085
		10,699,992
PROFESSIONAL SERVICES — 0.2%
Kforce, Inc.	11,229	163,943
RPX Corp.(1)	12,036	202,205
		366,148
ROAD AND RAIL — 0.4%
Swift Transportation Co.(1)	34,997	578,850
Union Pacific Corp.	1,196	184,519
		763,369
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.7%
Analog Devices, Inc.	31,735	1,429,979
Broadcom Corp., Class A	49,747	1,679,459
Intel Corp.	25,545	618,700
Skyworks Solutions, Inc.(1)	42,443	929,077
Texas Instruments, Inc.	67,044	2,337,824
		6,995,039

12

Shares	Value

SOFTWARE — 7.8%
CA, Inc.	21,862	$ 625,909
Intuit, Inc.	31,786	1,939,899
Microsoft Corp.	219,851	7,591,455
Oracle Corp.	136,543	4,194,601
Synopsys, Inc.(1)	7,593	271,450
		14,623,314
SPECIALTY RETAIL — 5.6%
American Eagle Outfitters, Inc.	61,362	1,120,470
Buckle, Inc. (The)	10,056	523,113
Gap, Inc. (The)	48,781	2,035,631
Home Depot, Inc. (The)	54,967	4,258,294
Lowe’s Cos., Inc.	22,790	932,111
PetSmart, Inc.	24,478	1,639,781
		10,509,400
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Hanesbrands, Inc.	31,058	1,597,003
Ralph Lauren Corp.	9,653	1,677,112
		3,274,115
THRIFTS AND MORTGAGE FINANCE — 0.8%
Ocwen Financial Corp.(1)	37,280	1,536,682
TOBACCO — 1.0%
Philip Morris International, Inc.	20,864	1,807,240
TOTAL COMMON STOCKS (Cost $166,455,076)		183,927,829
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $290,649), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $284,704)		284,703
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $870,250), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $854,115)		854,111
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $289,583), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $284,705)		284,704
SSgA U.S. Government Money Market Fund	785,582	785,582
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,209,100)		2,209,100
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $168,664,176)		186,136,929
OTHER ASSETS AND LIABILITIES — 0.1%		197,269
TOTAL NET ASSETS — 100.0%		$186,334,198

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $168,664,176)	$186,136,929
Receivable for capital shares sold	629,482
Dividends and interest receivable	120,072
186,886,483

Liabilities
Payable for capital shares redeemed	379,555
Accrued management fees	152,339
Distribution and service fees payable	20,391
552,285

Net Assets	$186,334,198

Net Assets Consist of:
Capital (par value and paid-in surplus)	$163,284,246
Undistributed net investment income	32,350
Undistributed net realized gain	5,544,849
Net unrealized appreciation	17,472,753
$186,334,198

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$109,365,781	7,026,467	$15.56
Institutional Class, $0.01 Par Value	$10,123,613	649,004	$15.60
A Class, $0.01 Par Value	$51,897,132	3,343,419	$15.52*
C Class, $0.01 Par Value	$9,579,558	632,569	$15.14
R Class, $0.01 Par Value	$5,368,114	348,736	$15.39
*Maximum offering price $16.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,136)	$ 2,527,427
Interest	1,939
2,529,366

Expenses:
Management fees	1,225,527
Distribution and service fees:
A Class	81,815
C Class	59,799
R Class	16,817
Directors’ fees and expenses	7,210
1,391,168

Net investment income (loss)	1,138,198

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,144,384
Foreign currency transactions	70
8,144,454

Change in net unrealized appreciation (depreciation) on investments	9,207,526

Net realized and unrealized gain (loss)	17,351,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,490,178

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$ 1,138,198	$ 380,826
Net realized gain (loss)	8,144,454	(1,151,763)
Change in net unrealized appreciation (depreciation)	9,207,526	3,130,433
Net increase (decrease) in net assets resulting from operations	18,490,178	2,359,496

Distributions to Shareholders
From net investment income:
Investor Class	(916,204)	(212,216)
Institutional Class	(55,374)	(4,207)
A Class	(269,562)	(19,403)
R Class	(16,303)	(97)
Decrease in net assets from distributions	(1,257,443)	(235,923)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	90,430,843	38,209,077

Net increase (decrease) in net assets	107,663,578	40,332,650

Net Assets
Beginning of period	78,670,620	38,337,970
End of period	$186,334,198	$78,670,620

Undistributed net investment income	$32,350	$173,326

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 1.02% for the Investor Class, A Class, C Class and R Class and 0.82% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $201,527,268 and $112,698,255, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	4,258,230	$ 63,225,442	3,578,682	$ 46,180,344
Issued in reinvestment of distributions	62,561	901,365	17,243	209,676
Redeemed	(1,612,468)	(23,296,506)	(1,725,812)	(21,732,668)
	2,708,323	40,830,301	1,870,113	24,657,352
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	664,297	10,129,591	32,264	419,527
Issued in reinvestment of distributions	3,697	55,374	346	4,207
Redeemed	(84,401)	(1,253,578)	(207,473)	(2,522,693)
	583,593	8,931,387	(174,863)	(2,098,959)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	2,573,486	37,454,410	1,100,809	14,250,995
Issued in reinvestment of distributions	18,265	262,997	1,565	18,988
Redeemed	(428,107)	(6,315,309)	(159,101)	(2,008,105)
	2,163,644	31,402,098	943,273	12,261,878
B Class/Shares Authorized	N/A		N/A
Redeemed			(8,382)	(97,146)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	465,146	6,674,767	269,754	3,378,081
Redeemed	(93,436)	(1,357,370)	(22,213)	(292,954)
	371,710	5,317,397	247,541	3,085,127
R Class/Shares Authorized	10,000,000		10,000,000
Sold	337,570	4,761,451	73,366	928,543
Issued in reinvestment of distributions	1,159	16,303	8	97
Redeemed	(57,956)	(828,094)	(44,265)	(527,815)
	280,773	3,949,660	29,109	400,825
Net increase (decrease)	6,108,043	$ 90,430,843	2,906,791	$ 38,209,077

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$183,927,829	—	—
Temporary Cash Investments	785,582	$1,423,518	—
Total Value of Investment Securities	$184,713,411	$1,423,518	—

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$1,257,443	$235,923
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$169,311,551
Gross tax appreciation of investments	$18,837,041
Gross tax depreciation of investments	(2,011,663)
Net tax appreciation (depreciation) of investments	$16,825,378
Undistributed ordinary income	$3,626,250
Accumulated long-term gains	$2,598,324

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$13.38	0.16	2.19	2.35	(0.17)	$15.56	17.70%	1.03%	1.07%	94%	$109,366
2012	$12.85	0.09	0.50	0.59	(0.06)	$13.38	4.68%	1.04%	0.73%	94%	$57,780
2011	$9.27	0.04	3.57	3.61	(0.03)	$12.85	39.00%	1.04%	0.37%	117%	$31,450
2010	$8.01	0.04	1.27	1.31	(0.05)	$9.27	16.35%	1.05%	0.46%	84%	$12,787
2009	$11.12	0.04	(3.12)	(3.08)	(0.03)	$8.01	(27.63)%	1.05%	0.44%	98%	$10,440
Institutional Class
2013	$13.42	0.19	2.20	2.39	(0.21)	$15.60	17.99%	0.83%	1.27%	94%	$10,124
2012	$12.89	0.10	0.52	0.62	(0.09)	$13.42	4.87%	0.84%	0.93%	94%	$878
2011	$9.30	0.06	3.59	3.65	(0.06)	$12.89	39.26%	0.84%	0.57%	117%	$3,097
2010	$8.03	0.06	1.28	1.34	(0.07)	$9.30	16.67%	0.85%	0.66%	84%	$2,152
2009	$11.15	0.05	(3.12)	(3.07)	(0.05)	$8.03	(27.50)%	0.85%	0.64%	98%	$2,265
A Class
2013	$13.33	0.12	2.19	2.31	(0.12)	$15.52	17.42%	1.28%	0.82%	94%	$51,897
2012	$12.80	0.07	0.49	0.56	(0.03)	$13.33	4.44%	1.29%	0.48%	94%	$15,726
2011	$9.23	0.02	3.55	3.57	—(3)	$12.80	38.71%	1.29%	0.12%	117%	$3,026
2010	$7.98	0.02	1.26	1.28	(0.03)	$9.23	16.00%	1.30%	0.21%	84%	$661
2009	$11.07	0.02	(3.09)	(3.07)	(0.02)	$7.98	(27.76)%	1.30%	0.19%	98%	$408

22

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.99	0.01	2.14	2.15	—	$15.14	16.55%	2.03%	0.07%	94%	$9,580
2012	$12.53	(0.03)	0.49	0.46	—	$12.99	3.67%	2.04%	(0.27)%	94%	$3,389
2011	$9.11	(0.07)	3.49	3.42	—	$12.53	37.54%	2.04%	(0.63)%	117%	$167
2010	$7.91	(0.05)	1.25	1.20	—	$9.11	15.17%	2.05%	(0.54)%	84%	$41
2009	$11.04	(0.04)	(3.09)	(3.13)	—	$7.91	(28.35)%	2.05%	(0.56)%	98%	$54
R Class
2013	$13.20	0.09	2.17	2.26	(0.07)	$15.39	17.16%	1.53%	0.57%	94%	$5,368
2012	$12.68	0.02	0.50	0.52	—(3)	$13.20	4.13%	1.54%	0.23%	94%	$897
2011	$9.17	(0.01)	3.52	3.51	—	$12.68	38.28%	1.54%	(0.13)%	117%	$493
2010	$7.92	—(3)	1.25	1.25	—(3)	$9.17	15.82%	1.55%	(0.04)%	84%	$264
2009	$11.00	—(3)	(3.08)	(3.08)	—	$7.92	(28.00)%	1.55%	(0.06)%	98%	$417

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

24

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

28

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

29

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

30

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

31

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $1,257,443, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79313 1308

ANNUAL REPORT	JUNE 30, 2013

Disciplined Growth Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Statement of Cash Flows	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACDJX	17.15%	15.64%	10/31/11
Russell 1000 Growth Index	—	17.07%	16.21%	—
Institutional Class	ACDKX	17.37%	15.86%	10/31/11
A Class No sales charge* With sales charge*	ACDQX	16.79% 10.09%	15.33% 11.30%	10/31/11
C Class	ACDHX	16.02%	14.50%	10/31/11
R Class	ACDWX	16.62%	15.07%	10/31/11

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011

*From 10/31/11, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.48%	2.28%	2.73%	3.48%	2.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin, and Lynette Pang

Performance Summary

Disciplined Growth Plus returned 17.15%* for the fiscal year ended June 30, 2013, compared with the 17.07% return of its benchmark, the Russell 1000 Growth Index, and the 20.60%** return of the broad S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), Disciplined Growth Plus posted a solid gain for the 12-month period, performing in line with the Russell 1000 Growth Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The fund’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Growth and quality indicators were generally rewarded by investors, while momentum insights, particularly with longer horizon signals, produced more muted results.

Absolute Performance Driven by Consumer Discretionary and Health Care

The fund’s absolute returns were driven primarily by strong performance in the consumer discretionary and health care sectors, both of which generated considerable gains. The best consumer discretionary name was home improvement retailer Home Depot, although a number of impactful holdings came from the media industry. In health care, biotechnology manufacturers Gilead Sciences and Celgene, as well as pharmaceutical giant Bristol-Myers Squibb, were top absolute performers.

Information technology was the only sector to produce a meaningful absolute decline for the 12-month period. This was due in large part to our position in mobile communications and computer manufacturer Apple, whose stock declined over 30%.

Materials and Health Care Outperformed

The materials and health care sectors were the main contributors to the fund’s excess returns. The materials sector’s strong stock selection in metals and mining drove outperformance. Here, a number of short positions were successful during a period when precious metals prices weakened. Particularly helpful was a short position in steel producer AK Steel whose shares dropped 47% during the year after the company suspended dividends and decreased earnings estimates. Exposure to non-benchmark name Headwaters, a construction materials company, was also beneficial as the company reported robust earnings growth over the 12-month period.

Health care was also a strong performer during the fiscal year. Security selection in a number of industries was beneficial, but none more so than health care equipment and supplies, where a number of positions, both long and short, drove results. Top individual sector contributions came from the fund’s overweight in pharmaceutical company Endocyte and a short position in health care

*   All fund returns referenced in this commentary are for Investor Class shares.

** The S&P 500 Index average annual return was 18.72% since the fund’s inception on October 31, 2011.

6

benefits coordinator HMS. Endocyte’s stock gained in early 2013 on analysts’ upgrades and rising revenues, while HMS shares fell on lower revenue guidance. We covered the HMS short position in May after our research indicated improving quality and growth trends.

Elsewhere in the portfolio, substantial relative contributors included mortgage company Ocwen Financial, casino game maker Multimedia Games, and internet retailer Overstock.com. Ocwen saw strong revenue growth backed by a rebound in housing, which was reflected in its stock price. Shares of Multimedia Games surged during the second half of the fiscal year on healthy revenue and earnings increases.

Information Technology Detracted

The information technology sector was the only sector to negatively impact relative performance during the period. The weakest contributions came from short positions in solar-related holdings of the semiconductor industry. Despite high valuations and negative net margins, shares of SunEdison (formerly MEMC Electronics) climbed during the year on hopes of increased traction of solar energy usage. However, our research confirms that the company looks expensive, and we maintain the fund’s short position. SunPower appreciated on relatively strong solar demand but we covered the short position in May 2013 as the company showed improved fundamental characteristics across growth and quality. A short position in broadband service provider ViaSat also hurt results after investors overlooked negative earnings and below-estimate revenue guidance, sending shares soaring 90% during the year.

While no other sector detracted from excess returns, a number of short positions proved difficult, including chemicals manufacturer ADA-ES (formerly Advanced Emissions Solutions) and investment manager Virtus Investment Partners. Advanced Emissions’ improving earnings and higher projected growth boosted share price. While valuation and growth indicators remain weak, improving quality measures caused us to reduce our short position during the second quarter. Although Virtus rose on better-than-expected earnings driven by the strong stock market rally, we continue to see below-average fundamentals, most notably along growth and valuation.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Long Holdings	% of net assets
Apple, Inc.	4.37%
Google, Inc., Class A	3.63%
Microsoft Corp.	3.33%
Oracle Corp.	2.07%
QUALCOMM, Inc.	2.05%
International Business Machines Corp.	1.83%
Boeing Co. (The)	1.73%
Bristol-Myers Squibb Co.	1.69%
Verizon Communications, Inc.	1.60%
Home Depot, Inc. (The)	1.59%

Top Five Short Holdings	% of net assets
SunEdison, Inc.	(0.84)%
ADA-ES, Inc.	(0.77)%
Pacer International, Inc.	(0.75)%
Meridian Interstate Bancorp, Inc.	(0.75)%
Loral Space & Communications, Inc.	(0.72)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.6%
Common Stocks Sold Short	(29.7)%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.8)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,122.40	$9.21	1.75%
Institutional Class	$1,000	$1,123.30	$8.16	1.55%
A Class	$1,000	$1,120.70	$10.52	2.00%
C Class	$1,000	$1,117.80	$14.44	2.75%
R Class	$1,000	$1,119.80	$11.83	2.25%
Hypothetical
Investor Class	$1,000	$1,016.12	$8.75	1.75%
Institutional Class	$1,000	$1,017.11	$7.75	1.55%
A Class	$1,000	$1,014.88	$9.99	2.00%
C Class	$1,000	$1,011.16	$13.71	2.75%
R Class	$1,000	$1,013.64	$11.23	2.25%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 128.6%
AEROSPACE AND DEFENSE — 4.7%
American Science & Engineering, Inc.	315	$ 17,640
Boeing Co. (The)(1)	1,774	181,728
Honeywell International, Inc.(1)	2,027	160,822
Taser International, Inc.(1)(2)	7,303	62,222
Textron, Inc.(1)	1,684	43,868
United Technologies Corp.(1)	303	28,161
		494,441
AIR FREIGHT AND LOGISTICS — 0.1%
United Parcel Service, Inc., Class B(1)	70	6,054
AIRLINES — 0.2%
Delta Air Lines, Inc.(1)(2)	1,164	21,778
AUTO COMPONENTS — 0.8%
BorgWarner, Inc.(1)(2)	98	8,443
Gentherm, Inc.(1)(2)	3,964	73,611
		82,054
BEVERAGES — 1.9%
Coca-Cola Co. (The)(1)	2,993	120,049
PepsiCo, Inc.(1)	977	79,909
		199,958
BIOTECHNOLOGY — 5.7%
Alexion Pharmaceuticals, Inc.(2)	462	42,615
Alkermes plc(2)	259	7,428
Amgen, Inc.(1)	1,285	126,778
Biogen Idec, Inc.(1)(2)	447	96,194
Celgene Corp.(1)(2)	772	90,255
Celldex Therapeutics, Inc.(2)	1,263	19,715
Cubist Pharmaceuticals, Inc.(1)(2)	484	23,377
Gilead Sciences, Inc.(1)(2)	2,083	106,671
Regeneron Pharmaceuticals, Inc.(2)	31	6,971
Sangamo Biosciences, Inc.(2)	2,362	18,447
Threshold Pharmaceuticals, Inc.(2)	4,241	22,308
United Therapeutics Corp.(1)(2)	432	28,434
Vertex Pharmaceuticals, Inc.(1)(2)	72	5,751
		594,944
BUILDING PRODUCTS — 0.5%
AAON, Inc.(1)	1,498	49,554
CAPITAL MARKETS — 1.3%
Federated Investors, Inc., Class B(1)	611	16,747
SEI Investments Co.(1)	462	13,135
T. Rowe Price Group, Inc.(1)	324	23,701
Waddell & Reed Financial, Inc., Class A(1)	1,946	84,651
		138,234
CHEMICALS — 4.7%
CF Industries Holdings, Inc.(1)	88	15,092
E.I. du Pont de Nemours & Co.(1)	1,038	54,495
Flotek Industries, Inc.(1)(2)	1,518	27,233
LyondellBasell Industries NV, Class A(1)	1,140	75,536
Monsanto Co.(1)	1,452	143,458
NewMarket Corp.	257	67,478
PPG Industries, Inc.(1)	331	48,462
Sherwin-Williams Co. (The)	164	28,962
Valspar Corp. (The)	431	27,873
		488,589
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
Deluxe Corp.(1)	961	33,299
Mine Safety Appliances Co.(1)	457	21,273
Steelcase, Inc., Class A(1)	4,948	72,142
United Stationers, Inc.(1)	1,369	45,930
		172,644
COMMUNICATIONS EQUIPMENT — 3.3%
ARRIS Group, Inc.(1)(2)	1,230	17,651
Ciena Corp.(1)(2)	1,621	31,480
Harris Corp.(1)	309	15,218
InterDigital, Inc.(1)	1,611	71,931
QUALCOMM, Inc.(1)	3,525	215,307
		351,587
COMPUTERS AND PERIPHERALS — 6.6%
Apple, Inc.(1)	1,157	458,265
EMC Corp.(1)	5,940	140,303
NetApp, Inc.(2)	291	10,994
Silicon Graphics International Corp.(2)	4,068	54,430
Western Digital Corp.(1)	517	32,100
		696,092
CONSTRUCTION AND ENGINEERING — 0.6%
Argan, Inc.(1)	3,734	58,250
CONSTRUCTION MATERIALS — 0.3%
Headwaters, Inc.(1)(2)	4,186	37,004

11

Shares	Value

CONSUMER FINANCE — 2.2%
American Express Co.(1)	1,039	$ 77,676
Cash America International, Inc.(1)	571	25,958
DFC Global Corp.(1)(2)	2,931	40,477
Portfolio Recovery Associates, Inc.(1)(2)	237	36,410
World Acceptance Corp.(2)	596	51,816
		232,337
CONTAINERS AND PACKAGING — 2.3%
AEP Industries, Inc.(1)(2)	893	66,430
Owens-Illinois, Inc.(1)(2)	3,260	90,595
Packaging Corp. of America	1,713	83,869
		240,894
DIVERSIFIED CONSUMER SERVICES — 0.8%
Coinstar, Inc.(1)(2)	1,353	79,381
DIVERSIFIED FINANCIAL SERVICES — 1.8%
CBOE Holdings, Inc.(1)	393	18,329
Moody’s Corp.(1)	1,574	95,904
MSCI, Inc., Class A(1)(2)	2,399	79,815
		194,048
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.0%
Atlantic Tele-Network, Inc.(1)	1,754	87,103
Fairpoint Communications, Inc.(2)	7,020	58,617
Verizon Communications, Inc.(1)	3,326	167,431
		313,151
ELECTRICAL EQUIPMENT — 3.1%
Coleman Cable, Inc.	1,405	25,374
Emerson Electric Co.(1)	2,223	121,243
EnerSys(1)	1,730	84,839
Rockwell Automation, Inc.	1,113	92,535
		323,991
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Audience, Inc.(2)	1,885	24,901
GSI Group, Inc.(1)(2)	3,803	30,576
		55,477
ENERGY EQUIPMENT AND SERVICES — 0.9%
CARBO Ceramics, Inc.	118	7,957
RPC, Inc.(1)	2,355	32,523
Schlumberger Ltd.(1)	673	48,227
TGC Industries, Inc.	1,061	8,721
		97,428
FOOD AND STAPLES RETAILING — 3.9%
CVS Caremark Corp.(1)	1,671	95,548
Kroger Co. (The)(1)	730	25,214
Pantry, Inc. (The)(2)	2,926	35,639
Rite Aid Corp.(1)(2)	26,848	76,785
Safeway, Inc.	718	16,988
Wal-Mart Stores, Inc.(1)	2,177	162,165
		412,339
FOOD PRODUCTS — 1.5%
Campbell Soup Co.(1)	881	39,460
Darling International, Inc.(1)(2)	992	18,511
General Mills, Inc.	270	13,103
Sanderson Farms, Inc.(1)	1,327	88,139
		159,213
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.5%
Abbott Laboratories(1)	2,775	96,792
Becton Dickinson and Co.	1,036	102,388
Cooper Cos., Inc. (The)(1)	58	6,905
Exactech, Inc.(2)	982	19,394
Intuitive Surgical, Inc.(2)	32	16,211
Medtronic, Inc.(1)	692	35,617
St. Jude Medical, Inc.(1)	2,083	95,047
Stryker Corp.(1)	847	54,784
Thoratec Corp.(1)(2)	540	16,907
Zimmer Holdings, Inc.(1)	340	25,480
		469,525
HEALTH CARE PROVIDERS AND SERVICES — 1.6%
AmerisourceBergen Corp.	1,673	93,404
Providence Service Corp. (The)(2)	806	23,446
Quest Diagnostics, Inc.(1)	767	46,503
		163,353
HEALTH CARE TECHNOLOGY — 0.6%
Omnicell, Inc.(1)(2)	2,858	58,732
HOTELS, RESTAURANTS AND LEISURE — 3.9%
Bally Technologies, Inc.(1)(2)	1,431	80,737
Cracker Barrel Old Country Store, Inc.(1)	247	23,381
Domino’s Pizza, Inc.(1)	212	12,328
International Game Technology(1)	1,930	32,250
Jack in the Box, Inc.(2)	148	5,815
Las Vegas Sands Corp.(1)	737	39,009
McDonald’s Corp.(1)	525	51,975
Multimedia Games Holding Co., Inc.(1)(2)	3,429	89,394
SHFL Entertainment, Inc.(1)(2)	969	17,161
Sonic Corp.(1)(2)	2,521	36,706
Town Sports International Holdings, Inc.(1)	2,267	24,416
		413,172

12

Shares	Value

HOUSEHOLD DURABLES — 1.1%
Garmin Ltd.(1)	950	$ 34,352
iRobot Corp.(1)(2)	1,959	77,909
		112,261
HOUSEHOLD PRODUCTS — 0.5%
Procter & Gamble Co. (The)	646	49,736
INDUSTRIAL CONGLOMERATES — 2.2%
3M Co.(1)	951	103,992
Carlisle Cos., Inc.	411	25,609
Danaher Corp.(1)	1,529	96,786
		226,387
INSURANCE — 1.6%
Allied World Assurance Co. Holdings AG(1)	127	11,622
Amtrust Financial Services, Inc.	1,062	37,913
HCI Group, Inc.(1)	1,456	44,728
Marsh & McLennan Cos., Inc.(1)	193	7,705
Travelers Cos., Inc. (The)(1)	811	64,815
Universal Insurance Holdings, Inc.	708	5,013
		171,796
INTERNET AND CATALOG RETAIL — 3.1%
Amazon.com, Inc.(1)(2)	190	52,761
Expedia, Inc.(1)	1,201	72,240
HomeAway, Inc.(1)(2)	952	30,788
Orbitz Worldwide, Inc.(2)	10,260	82,388
Overstock.com, Inc.(2)	2,024	57,077
PetMed Express, Inc.(1)	2,669	33,629
		328,883
INTERNET SOFTWARE AND SERVICES — 5.5%
Active Network, Inc. (The)(1)(2)	1,036	7,843
Demand Media, Inc.(1)(2)	3,944	23,664
eBay, Inc.(2)	109	5,637
Google, Inc., Class A(1)(2)	433	381,200
LinkedIn Corp., Class A(2)	371	66,149
ValueClick, Inc.(2)	504	12,439
XO Group, Inc.(1)(2)	7,154	80,125
		577,057
IT SERVICES — 6.0%
Accenture plc, Class A(1)	1,527	109,883
CSG Systems International, Inc.(1)(2)	408	8,854
Heartland Payment Systems, Inc.	255	9,499
International Business Machines Corp.(1)	1,002	191,492
Jack Henry & Associates, Inc.(1)	1,263	59,525
Lender Processing Services, Inc.(1)	647	20,930
MasterCard, Inc., Class A(1)	223	128,114
NeuStar, Inc., Class A(2)	147	7,156
SAIC, Inc.(1)	2,129	29,657
Teradata Corp.(2)	106	5,324
Total System Services, Inc.(1)	905	22,154
Visa, Inc., Class A(1)	206	37,647
		630,235
LEISURE EQUIPMENT AND PRODUCTS — 2.2%
Arctic Cat, Inc.(1)	1,639	73,722
Hasbro, Inc.	1,726	77,377
LeapFrog Enterprises, Inc.(1)(2)	3,705	36,457
Mattel, Inc.	194	8,790
Polaris Industries, Inc.(1)	363	34,485
		230,831
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.(1)	508	21,722
MACHINERY — 2.0%
Actuant Corp., Class A(1)	1,123	37,025
Cummins, Inc.(1)	156	16,920
Ingersoll-Rand plc(1)	1,022	56,741
Lindsay Corp.	684	51,286
Parker-Hannifin Corp.(1)	174	16,600
WABCO Holdings, Inc.(1)(2)	436	32,565
		211,137
MEDIA — 3.2%
Comcast Corp., Class A(1)	3,436	143,900
DIRECTV(2)	404	24,895
Lions Gate Entertainment Corp.(2)	1,805	49,583
News Corp., Class A(1)	219	7,140
ReachLocal, Inc.(1)(2)	1,774	21,749
Regal Entertainment Group, Class A(1)	1,788	32,005
Time Warner Cable, Inc.	513	57,702
		336,974
METALS AND MINING — 0.2%
Coeur Mining, Inc.(1)(2)	1,235	16,426
MULTILINE RETAIL — 0.1%
Macy’s, Inc.(1)	267	12,816
OIL, GAS AND CONSUMABLE FUELS — 1.4%
Alon USA Energy, Inc.(1)	1,716	24,813
CVR Energy, Inc.	1,069	50,671
Western Refining, Inc.(1)	2,406	67,536
		143,020

13

Shares	Value

PAPER AND FOREST PRODUCTS — 0.5%
Schweitzer-Mauduit International, Inc.(1)	1,156	$ 57,661
PERSONAL PRODUCTS — 0.8%
Medifast, Inc.(2)	791	20,376
Nu Skin Enterprises, Inc., Class A(1)	420	25,670
USANA Health Sciences, Inc.(1)(2)	531	38,434
		84,480
PHARMACEUTICALS — 6.7%
AbbVie, Inc.(1)	2,541	105,045
Allergan, Inc.(1)	806	67,897
Auxilium Pharmaceuticals, Inc.(1)(2)	332	5,521
Bristol-Myers Squibb Co.(1)	3,965	177,196
Cumberland Pharmaceuticals, Inc.(1)(2)	7,114	36,353
Eli Lilly & Co.(1)	1,828	89,791
Endocyte, Inc.(1)(2)	5,572	73,160
Johnson & Johnson(1)	1,724	148,023
		702,986
PROFESSIONAL SERVICES — 2.4%
Dun & Bradstreet Corp.(1)	915	89,167
Kforce, Inc.(1)	5,492	80,183
RPX Corp.(1)(2)	4,844	81,379
		250,729
ROAD AND RAIL — 0.3%
Swift Transportation Co.(2)	728	12,041
Union Pacific Corp.(1)	96	14,811
		26,852
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.9%
Analog Devices, Inc.(1)	972	43,798
Broadcom Corp., Class A(1)	2,736	92,367
Cabot Microelectronics Corp.(2)	466	15,383
Intel Corp.(1)	2,799	67,792
LSI Corp.(1)(2)	7,307	52,172
Maxim Integrated Products, Inc.(1)	220	6,111
MaxLinear, Inc., Class A(1)(2)	6,205	43,435
PLX Technology, Inc.(1)(2)	4,025	19,159
Semtech Corp.(2)	271	9,493
Skyworks Solutions, Inc.(1)(2)	484	10,595
Texas Instruments, Inc.(1)	2,825	98,508
Volterra Semiconductor Corp.(1)(2)	3,864	54,560
		513,373
SOFTWARE — 9.5%
Adobe Systems, Inc.(1)(2)	835	38,043
CA, Inc.(1)	939	26,883
Cadence Design Systems, Inc.(1)(2)	5,191	75,166
CommVault Systems, Inc.(2)	185	14,040
Digimarc Corp.(1)	551	11,444
Intuit, Inc.(1)	1,699	103,690
Mentor Graphics Corp.(1)	1,951	38,142
Microsoft Corp.(1)	10,120	349,443
NetScout Systems, Inc.(2)	440	10,270
Oracle Corp.(1)	7,055	216,730
Symantec Corp.(1)	1,787	40,154
Synopsys, Inc.(1)(2)	1,022	36,536
VMware, Inc., Class A(1)(2)	625	41,869
		1,002,410
SPECIALTY RETAIL — 7.7%
Advance Auto Parts, Inc.(1)	63	5,114
American Eagle Outfitters, Inc.(1)	3,672	67,051
ANN, Inc.(1)(2)	876	29,083
Buckle, Inc. (The)	266	13,837
Chico’s FAS, Inc.	455	7,762
Destination Maternity Corp.(1)	1,657	40,762
Foot Locker, Inc.(1)	1,942	68,223
Gap, Inc. (The)(1)	2,273	94,852
Home Depot, Inc. (The)(1)	2,151	166,638
O’Reilly Automotive, Inc.(1)(2)	940	105,863
PetSmart, Inc.(1)	1,206	80,790
TJX Cos., Inc. (The)(1)	2,479	124,099
		804,074
TEXTILES, APPAREL AND LUXURY GOODS — 1.5%
Coach, Inc.(1)	107	6,109
Crocs, Inc.(1)(2)	1,179	19,453
Hanesbrands, Inc.(1)	1,923	98,881
Ralph Lauren Corp.	175	30,404
RG Barry Corp.(1)	430	6,983
		161,830
THRIFTS AND MORTGAGE FINANCE — 0.6%
Ocwen Financial Corp.(1)(2)	1,426	58,780
TOBACCO — 1.4%
Altria Group, Inc.(1)	1,377	48,181
Philip Morris International, Inc.(1)	1,161	100,566
		148,747

14

Shares	Value

TRADING COMPANIES AND DISTRIBUTORS — 0.1%
Aceto Corp.	647	$ 9,013
TOTAL COMMON STOCKS (Cost $11,947,455)		13,494,440
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $26,354), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $25,815)		25,815
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $78,908), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $77,444)		77,444
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $26,257), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $25,815)		25,815
SSgA U.S. Government Money Market Fund	71,688	71,688
TOTAL TEMPORARY CASH INVESTMENTS(Cost $200,762)		200,762
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.5%(Cost $12,148,217)		13,695,202
Common Stocks Sold Short — (29.7)%
AEROSPACE AND DEFENSE — (0.2)%
CPI Aerostructures, Inc.	(1,833)	(19,888)
AIR FREIGHT AND LOGISTICS — (0.7)%
Pacer International, Inc.	(12,456)	(78,597)
AUTOMOBILES — (0.1)%
Winnebago Industries, Inc.	(501)	(10,516)
BIOTECHNOLOGY — (0.2)%
Medivation, Inc.	(462)	(22,730)
CAPITAL MARKETS — (0.6)%
Stifel Financial Corp.	(423)	(15,088)
Virtus Investment Partners, Inc.	(246)	(43,363)
		(58,451)
CHEMICALS — (1.7)%
ADA-ES, Inc.	(1,929)	(81,249)
Calgon Carbon Corp.	(3,313)	(55,261)
LSB Industries, Inc.	(1,551)	(47,166)
		(183,676)
COMMERCIAL BANKS — (0.7)%
Bank of the Ozarks, Inc.	(1,326)	(57,456)
Texas Capital Bancshares, Inc.	(476)	(21,115)
		(78,571)
COMMERCIAL SERVICES AND SUPPLIES — (1.0)%
Heritage-Crystal Clean, Inc.	(4,790)	(69,982)
InnerWorkings, Inc.	(1,237)	(13,422)
Interface, Inc.	(769)	(13,050)
Standard Parking Corp.	(457)	(9,807)
		(106,261)
COMMUNICATIONS EQUIPMENT — (0.9)%
Aware, Inc.	(7,477)	(38,880)
ViaSat, Inc.	(773)	(55,239)
		(94,119)
COMPUTERS AND PERIPHERALS — (0.5)%
Datalink Corp.	(3,876)	(41,241)
Stratasys Ltd.	(79)	(6,615)
		(47,856)
CONSTRUCTION AND ENGINEERING — (0.6)%
Great Lakes Dredge & Dock Corp.	(8,663)	(67,745)
DIVERSIFIED CONSUMER SERVICES — (0.5)%
Sotheby’s	(1,308)	(49,586)
DIVERSIFIED TELECOMMUNICATION SERVICES — (0.4)%
Cincinnati Bell, Inc.	(10,381)	(31,766)
Consolidated Communications Holdings, Inc.	(323)	(5,623)
		(37,389)
ELECTRIC UTILITIES — (0.1)%
ITC Holdings Corp.	(68)	(6,208)
ELECTRICAL EQUIPMENT — (0.4)%
Franklin Electric Co., Inc.	(1,364)	(45,899)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (0.8)%
Maxwell Technologies, Inc.	(986)	(7,050)
OSI Systems, Inc.	(960)	(61,843)
Rogers Corp.	(369)	(17,461)
		(86,354)
ENERGY EQUIPMENT AND SERVICES — (0.4)%
Atwood Oceanics, Inc.	(151)	(7,860)
Gulfmark Offshore, Inc., Class A	(269)	(12,129)
SEACOR Holdings, Inc.	(217)	(18,022)
		(38,011)
FOOD PRODUCTS — (0.1)%
Snyders-Lance, Inc.	(201)	(5,710)
GAS UTILITIES — (0.4)%
ONEOK, Inc.	(298)	(12,311)
South Jersey Industries, Inc.	(476)	(27,327)
		(39,638)

15

Shares	Value

HEALTH CARE EQUIPMENT AND SUPPLIES — (1.5)%
Antares Pharma, Inc.	(2,043)	$ (8,499)
AtriCure, Inc.	(2,191)	(20,814)
Haemonetics Corp.	(371)	(15,341)
Insulet Corp.	(225)	(7,067)
Merit Medical Systems, Inc.	(3,237)	(36,093)
Volcano Corp.	(452)	(8,195)
West Pharmaceutical Services, Inc.	(813)	(57,121)
		(153,130)
HEALTH CARE PROVIDERS AND SERVICES — (0.6)%
Acadia Healthcare Co., Inc.	(1,457)	(48,183)
Accretive Health, Inc.	(1,153)	(12,464)
		(60,647)
HOTELS, RESTAURANTS AND LEISURE — (0.6)%
BJ’s Restaurants, Inc.	(1,300)	(48,230)
MTR Gaming Group, Inc.	(5,577)	(18,683)
		(66,913)
INSURANCE — (0.8)%
State Auto Financial Corp.	(2,954)	(53,674)
Tower Group International Ltd.	(1,421)	(29,145)
		(82,819)
INTERNET SOFTWARE AND SERVICES — (1.7)%
Internap Network Services Corp.	(5,134)	(42,458)
NIC, Inc.	(1,403)	(23,192)
Spark Networks, Inc.	(8,591)	(72,594)
SPS Commerce, Inc.	(667)	(36,685)
		(174,929)
IT SERVICES — (0.2)%
EPAM Systems, Inc.	(678)	(18,428)
LEISURE EQUIPMENT AND PRODUCTS — (0.2)%
Marine Products Corp.	(2,077)	(16,658)
LIFE SCIENCES TOOLS AND SERVICES — (0.1)%
Covance, Inc.	(186)	(14,162)
MACHINERY — (0.1)%
Gorman-Rupp Co. (The)	(200)	(6,368)
MARINE — (0.4)%
Rand Logistics, Inc.	(8,369)	(42,933)
MEDIA — (0.9)%
Clear Channel Outdoor Holdings, Inc., Class A	(1,660)	(12,384)
Loral Space & Communications, Inc.	(1,265)	(75,875)
World Wrestling Entertainment, Inc., Class A	(1,146)	(11,815)
		(100,074)
METALS AND MINING — (0.9)%
AK Steel Holding Corp.	(14,793)	(44,971)
Noranda Aluminum Holding Corp.	(3,545)	(11,450)
Royal Gold, Inc.	(430)	(18,094)
Tahoe Resources, Inc.	(1,705)	(24,126)
		(98,641)
OIL, GAS AND CONSUMABLE FUELS — (0.4)%
Kodiak Oil & Gas Corp.	(1,353)	(12,028)
Panhandle Oil and Gas, Inc., Class A	(982)	(27,987)
		(40,015)
PAPER AND FOREST PRODUCTS — (0.6)%
Wausau Paper Corp.	(5,781)	(65,903)
PHARMACEUTICALS — (1.2)%
Akorn, Inc.	(1,574)	(21,281)
Depomed, Inc.	(12,071)	(67,718)
Pain Therapeutics, Inc.	(7,359)	(16,263)
Pernix Therapeutics Holdings	(6,427)	(23,202)
		(128,464)
PROFESSIONAL SERVICES — (0.9)%
Hill International, Inc.	(17,383)	(47,629)
On Assignment, Inc.	(1,933)	(51,650)
		(99,279)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (0.1)%
Rayonier, Inc.	(104)	(5,761)
ROAD AND RAIL — (0.7)%
Genesee & Wyoming, Inc., Class A	(824)	(69,908)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (1.5)%
GT Advanced Technologies, Inc.	(17,253)	(71,600)
SunEdison, Inc.	(10,758)	(87,893)
		(159,493)
SOFTWARE — (0.7)%
Callidus Software, Inc.	(10,395)	(68,503)
Solera Holdings, Inc.	(109)	(6,066)
		(74,569)
SPECIALTY RETAIL — (2.1)%
America’s Car-Mart, Inc.	(118)	(5,102)
Asbury Automotive Group, Inc.	(538)	(21,574)
bebe stores, Inc.	(7,843)	(43,999)
CarMax, Inc.	(904)	(41,729)
Finish Line, Inc. (The), Class A	(1,084)	(23,696)
Monro Muffler Brake, Inc.	(1,446)	(69,480)
Tiffany & Co.	(244)	(17,773)
		(223,353)

16

Shares	Value

THRIFTS AND MORTGAGE FINANCE — (1.6)%
BofI Holding, Inc.	(1,588)	$ (72,762)
Hingham Institution for Savings	(329)	(22,332)
Meridian Interstate Bancorp, Inc.	(4,166)	(78,446)
		(173,540)
TRADING COMPANIES AND DISTRIBUTORS — (1.6)%
CAI International, Inc.	(2,873)	(67,717)
H&E Equipment Services, Inc.	(2,346)	(49,430)
Titan Machinery, Inc.	(2,463)	(48,349)
		(165,496)
TOTAL COMMON STOCKS SOLD SHORT — (29.7)% (Proceeds $2,814,946)		(3,118,688)
OTHER ASSETS AND LIABILITIES — (0.8)%		(85,381)
TOTAL NET ASSETS — 100.0%		$ 10,491,133

Notes to Schedule of Investments

(1)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $8,618,202.

(2)	Non-income producing.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $12,148,217)	$13,695,202
Deposits with broker for securities sold short	85,612
Receivable for investments sold	582,991
Receivable for capital shares sold	11,984
Dividends and interest receivable	8,197
14,383,986

Liabilities
Securities sold short, at value (proceeds of $2,814,946)	3,118,688
Payable for investments purchased	759,043
Payable for capital shares redeemed	1,683
Accrued management fees	12,386
Distribution and service fees payable	687
Dividend expense payable on securities sold short	294
Broker fees and charges payable on securities sold short	72
3,892,853

Net Assets	$10,491,133

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,173,682
Undistributed net realized gain	74,208
Net unrealized appreciation	1,243,243
$10,491,133

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$8,597,096	679,697	$12.65
Institutional Class, $0.01 Par Value	$383,342	30,281	$12.66
A Class, $0.01 Par Value	$653,673	51,756	$12.63*
C Class, $0.01 Par Value	$474,554	37,888	$12.53
R Class, $0.01 Par Value	$382,468	30,317	$12.62
*Maximum offering price $13.40 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $480)	$ 157,056
Interest	105
157,161

Expenses:
Dividend expense on securities sold short	11,809
Broker fees and charges on securities sold short	16,227
Management fees	98,847
Distribution and service fees:
A Class	1,416
C Class	4,228
R Class	1,765
Directors’ fees and expenses	365
134,657

Net investment income (loss)	22,504

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	330,938
Securities sold short transactions	(241,023)
Foreign currency transactions	5
89,920

Change in net unrealized appreciation (depreciation) on:
Investments	1,421,823
Securities sold short	(369,746)
1,052,077

Net realized and unrealized gain (loss)	1,141,997

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,164,501

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2013 AND PERIOD ENDED JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012(1)
Operations
Net investment income (loss)	$ 22,504	$ (10,888)
Net realized gain (loss)	89,920	(8,373)
Change in net unrealized appreciation (depreciation)	1,052,077	191,166
Net increase (decrease) in net assets resulting from operations	1,164,501	171,905

Distributions to Shareholders
From net investment income:
Investor Class	(14,266)	(1,043)
Institutional Class	(2,608)	(462)
A Class	(1,698)	(244)
R Class	(253)	(117)
Decrease in net assets from distributions	(18,825)	(1,866)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	5,545,799	3,629,619

Net increase (decrease) in net assets	6,691,475	3,799,658

Net Assets
Beginning of period	3,799,658	—
End of period	$10,491,133	$3,799,658

Distributions in excess of net investment income	—	$(10,918)

(1)	October 31, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

20

Statement of Cash Flows

YEAR ENDED JUNE 30, 2013
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 1,164,501
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(12,007,351)
Proceeds from investments sold	5,151,606
Purchases to cover securities sold short	(2,223,409)
Proceeds from securities sold short	3,601,447
(Increase) decrease in short-term investments	(200,762)
(Increase) decrease in deposits with broker for securities sold short	(60,193)
(Increase) decrease in receivable for investments sold	(512,097)
(Increase) decrease in dividends and interest receivable	(3,668)
Increase (decrease) in payable for investments purchased	721,451
Increase (decrease) in accrued management fees	8,001
Increase (decrease) in distribution and service fees payable	181
Increase (decrease) in dividend expense payable on securities sold short	(686)
Increase (decrease) in broker fees and charges payable on securities sold short	(1)
Change in net unrealized (appreciation) depreciation on investments	(1,421,823)
Net realized (gain) loss on investment transactions	(330,938)
Change in net unrealized (appreciation) depreciation on securities sold short	369,746
Net realized (gain) loss on securities sold short transactions	241,023
Net cash from (used in) operating activities	(5,502,972)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	7,751,978
Payments for shares redeemed	(2,223,164)
Increase (decrease) in disbursements in excess of demand deposit cash	(25,208)
Distributions paid, net of reinvestments	(634)
Net cash from (used in) financing activities	5,502,972

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:

Non cash financing activities not included herein consist of all reinvestment of distributions of $18,191.

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

22

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

23

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund’s Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.1180% to 1.3000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 1.45% for the Investor Class, A Class, C Class and R Class and 1.25% for the Institutional Class.

24

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. ACIM owns 15% of the outstanding shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2013 were $14,229,186 and $8,753,053, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Period ended June 30, 2012(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	10,000,000		10,000,000
Sold	646,550	$ 7,547,211	259,750	$2,749,927
Issued in reinvestment of distributions	1,222	13,632	95	942
Redeemed	(175,129)	(2,103,544)	(52,791)	(569,221)
	472,643	5,457,299	207,054	2,181,648
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	30,000	300,000
Issued in reinvestment of distributions	234	2,608	47	462
	234	2,608	30,047	300,462
A Class/Shares Authorized	10,000,000		10,000,000
Sold	9,549	116,097	53,230	549,047
Issued in reinvestment of distributions	152	1,698	24	244
Redeemed	(10,244)	(116,000)	(955)	(10,319)
	(543)	1,795	52,299	538,972
C Class/Shares Authorized	10,000,000		10,000,000
Sold	7,614	86,275	30,714	308,000
Redeemed	(440)	(5,303)	—	—
	7,174	80,972	30,714	308,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	244	2,872	30,038	300,420
Issued in reinvestment of distributions	23	253	12	117
	267	3,125	30,050	300,537
Net increase (decrease)	479,775	$ 5,545,799	350,164	$3,629,619

(1)	October 31, 2011 (fund inception) through June 30, 2012.

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$13,494,440	—	—
Temporary Cash Investments	71,688	$129,074	—
Total Value of Investment Securities	$13,566,128	$129,074	—

Securities Sold Short
Total Value of Common Stocks Sold Short	$(3,118,688)	—	—

7. Risk Factors

The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

26

8. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2013 and the period October 31, 2011 (fund inception) through June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$16,263	$1,866
Long-term capital gains	$2,562	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,149,651
Gross tax appreciation of investments	$1,834,489
Gross tax depreciation of investments	(288,938)
Net tax appreciation (depreciation) of investments	$1,545,551
Net tax appreciation (depreciation) on securities sold short	$(328,608)
Net tax appreciation (depreciation)	$1,216,943
Undistributed ordinary income	—
Accumulated long-term gains	$144,475
Post-October capital loss deferral	$(43,967)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to short sale loss deferral on unsettled positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.86	0.04	1.81	1.85	(0.06)	$12.65	17.15%	1.87%	1.46%	0.42%	100%	$8,597
2012(3)	$10.00	(0.03)	0.90	0.87	(0.01)	$10.86	8.73%	2.48%(4)	1.47%(4)	(0.38)%(4)	89%	$2,249
Institutional Class
2013	$10.87	0.09	1.79	1.88	(0.09)	$12.66	17.37%	1.67%	1.26%	0.62%	100%	$383
2012(3)	$10.00	(0.01)	0.90	0.89	(0.02)	$10.87	8.87%	2.28%(4)	1.27%(4)	(0.18)%(4)	89%	$327
A Class
2013	$10.85	0.04	1.78	1.82	(0.04)	$12.63	16.79%	2.12%	1.71%	0.17%	100%	$654
2012(3)	$10.00	(0.05)	0.91	0.86	(0.01)	$10.85	8.59%	2.73%(4)	1.72%(4)	(0.63)%(4)	89%	$567
C Class
2013	$10.80	(0.05)	1.78	1.73	—	$12.53	16.02%	2.87%	2.46%	(0.58)%	100%	$475
2012(3)	$10.00	(0.09)	0.89	0.80	—	$10.80	8.00%	3.48%(4)	2.47%(4)	(1.38)%(4)	89%	$332
R Class
2013	$10.83	0.01	1.79	1.80	(0.01)	$12.62	16.62%	2.37%	1.96%	(0.08)%	100%	$382
2012(3)	$10.00	(0.06)	0.89	0.83	—(5)	$10.83	8.34%	2.98%(4)	1.97%(4)	(0.88)%(4)	89%	$326

28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	October 31, 2011 (fund inception) through June 30, 2012.
(4)	Annualized.
(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Plus Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented, its cash flows for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

30

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L.Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A.Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

34

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

35

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

36

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

37

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $18,825, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,562, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2013.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79320 1308

ANNUAL REPORT	JUNE 30, 2013

Equity Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	21.19%	6.52%	7.54%	9.14%	5/9/91
S&P 500 Index	—	20.60%	7.01%	7.29%	8.95%	—
Institutional Class	AMEIX	21.42%	6.73%	7.74%	5.40%	1/2/98
A Class(1) No sales charge* With sales charge*	BEQAX	20.91% 13.96%	6.26% 5.01%	7.27% 6.64%	4.82% 4.43%	10/9/97
C Class	AEYCX	20.02%	5.47%	6.49%	3.87%	7/18/01
R Class	AEYRX	20.60%	5.99%	—	4.60%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

Equity Growth returned 21.19%* for the fiscal year ended June 30, 2013, compared with the 20.60% return of its benchmark, the S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), Equity Growth posted a solid gain for the 12-month period, outperforming the S&P 500. Holdings in the materials and information technology sectors contributed the most to the fund’s outperformance.

Equity Growth’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Each of these fundamental drivers of stock returns contributed to the success of the fund during the period.

Absolute Performance Driven by Financials and Health Care

Equity Growth’s absolute returns were driven primarily by holdings in the financials and health care sectors. In financials, the strongest gains were attributable to financial services giant JPMorgan Chase, whose shares rose more than 50% for the year, while in health care, consumer health manufacturer Johnson & Johnson and drug maker Pfizer contributed most, with gains of 31% and 26%, respectively. Among individual securities, positions in several mega-cap technology companies including Google and Cisco Systems also boosted absolute returns. No sector detracted from performance for the 12-month period.

Materials and Technology Outperformed

The materials and information technology sectors posted the highest contributions to the fund’s returns relative to the S&P 500. Materials sector outperformance was driven by strong stock selection in both the chemicals and metals and mining industries. The single highest contributor in the sector was above-index exposure to chemicals manufacturer LyondellBasell Industries, which appreciated nearly 80% on robust earnings growth over the 12-month period. Our research suggests continued strong growth as well as attractive valuations, and we maintain an overweight position in the holding. Small positive contributions from a number of other materials stocks also contributed to gains.

In information technology, the biggest industry-level contributions came from software, communications equipment, and computers and peripherals, while top individual contributors were spread throughout a variety of industries. Among the most successful holdings were Western Digital and Seagate Technology. Western Digital, a maker of storage product solutions, gained 108% for the year on robust revenue and earnings gains. Our research shows a strong fundamental profile across value, quality, growth, and momentum. Hard-disk manufacturer Seagate Technology had a strong fundamental profile and benefited from several analyst upgrades. Networking giant Cisco and security software maker Symantec also contributed favorably to relative results.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Other top-performing overweight positions in the portfolio included oil refiner Marathon Petroleum (which was also a top absolute performer), mobile hydraulic manufacturer Sauer-Danfoss, and airplane manufacturer Boeing.

Financials Main Detractor

Although the financials sector was the strongest contributor to the fund’s absolute returns, the sector proved challenging to relative performance. The negative contribution was a result of both an underweight to the sector as well as challenging stock selection. The greatest negative impact came from lower-than-index exposure to several banking names that appreciated significantly during the period. For example, it hurt to have no exposure for much of the year to banking giant Citigroup, which gained 75% during the period as it rebounded from multi-year lows. Our current research shows an improved profile from a year ago, particularly in expected growth and momentum. Accordingly, we initiated a position in the company during the second quarter of 2013. Similarly, although the fund maintained a position in Bank of America, our exposure was less than that of the benchmark. This underweight hurt relative results during a period when Bank of America shares saw a 58% gain.

The consumer discretionary sector also proved difficult for relative performance as small losses across several industries and holdings limited performance. Top detractors in the sector included ITT Educational Services, whose shares tumbled along with other for-profit education companies. A relatively small position in Coinstar (now called Outerwall Inc.) hurt results after issuing a weaker-than-expected outlook early in the fiscal year. Our research suggests strong value and quality indicators, and we maintain exposure to the company.

Elsewhere in the portfolio, individual relative detractors included biopharmaceutical company Gilead Sciences, semiconductor manufacturer Advanced Micro Devices, and energy drink maker Monster Beverage Corp.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such we do not see significant deviations versus the S&P 500. Currently, the fund’s largest, but modest, overweights are in technology, consumer discretionary, and health care, while the underweights are led by energy and financials.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.5%
Apple, Inc.	3.3%
Microsoft Corp.	2.7%
Johnson & Johnson	2.4%
Pfizer, Inc.	2.2%
AT&T, Inc.	2.1%
Google, Inc., Class A	1.8%
Cisco Systems, Inc.	1.8%
Merck & Co., Inc.	1.8%
International Business Machines Corp.	1.7%

Top Five Industries	% of net assets
Pharmaceuticals	7.8%
Oil, Gas and Consumable Fuels	7.7%
Insurance	6.9%
Computers and Peripherals	6.2%
Software	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,139.70	$3.55	0.67%
Institutional Class	$1,000	$1,140.70	$2.49	0.47%
A Class	$1,000	$1,138.60	$4.88	0.92%
C Class	$1,000	$1,134.40	$8.84	1.67%
R Class	$1,000	$1,136.80	$6.20	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 98.8%
AEROSPACE AND DEFENSE — 5.0%
Boeing Co. (The)	356,465	$36,516,274
General Dynamics Corp.	161,739	12,669,016
Honeywell International, Inc.	402,147	31,906,343
Northrop Grumman Corp.	324,102	26,835,646
Raytheon Co.	358,866	23,728,220
		131,655,499
AUTO COMPONENTS — 0.5%
BorgWarner, Inc.(1)	156,088	13,446,981
BEVERAGES — 0.4%
Coca-Cola Co. (The)	202,355	8,116,459
PepsiCo, Inc.	42,703	3,492,678
		11,609,137
BIOTECHNOLOGY — 2.4%
Amgen, Inc.	341,030	33,646,020
Celgene Corp.(1)	203,273	23,764,646
Gilead Sciences, Inc.(1)	29,555	1,513,512
United Therapeutics Corp.(1)	49,556	3,261,776
		62,185,954
CAPITAL MARKETS — 2.2%
Federated Investors, Inc., Class B	215,127	5,896,631
Goldman Sachs Group, Inc. (The)	213,918	32,355,097
T. Rowe Price Group, Inc.	40,517	2,963,819
Waddell & Reed Financial, Inc., Class A	373,826	16,261,431
		57,476,978
CHEMICALS — 3.3%
CF Industries Holdings, Inc.	31,938	5,477,367
LyondellBasell Industries NV, Class A	392,015	25,974,914
Monsanto Co.	286,406	28,296,913
NewMarket Corp.	13,923	3,655,623
PPG Industries, Inc.	158,911	23,266,159
		86,670,976
COMMERCIAL BANKS — 1.6%
Wells Fargo & Co.	994,667	41,049,907
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Deluxe Corp.	113,706	3,939,913
COMMUNICATIONS EQUIPMENT — 2.4%
Brocade Communications Systems, Inc.(1)	358,350	2,064,096
Cisco Systems, Inc.	1,934,768	47,034,210
QUALCOMM, Inc.	240,432	14,685,587
		63,783,893
COMPUTERS AND PERIPHERALS — 6.2%
Apple, Inc.	220,381	87,288,506
EMC Corp.	1,185,105	27,992,180
Hewlett-Packard Co.	945,780	23,455,344
Seagate Technology plc	185,965	8,336,811
Western Digital Corp.	270,618	16,802,672
		163,875,513
CONSUMER FINANCE — 0.6%
Cash America International, Inc.	364,777	16,582,762
CONTAINERS AND PACKAGING — 1.1%
Owens-Illinois, Inc.(1)	481,624	13,384,331
Packaging Corp. of America	340,707	16,681,015
		30,065,346
DIVERSIFIED CONSUMER SERVICES — 0.2%
Coinstar, Inc.(1)	110,284	6,470,362
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Bank of America Corp.	303,711	3,905,723
Citigroup, Inc.	173,032	8,300,345
JPMorgan Chase & Co.	323,244	17,064,051
Moody’s Corp.	383,083	23,341,247
MSCI, Inc., Class A(1)	110,333	3,670,779
		56,282,145
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc.	1,582,097	56,006,234
CenturyLink, Inc.	674,423	23,840,853
Verizon Communications, Inc.	276,713	13,929,732
		93,776,819
ELECTRIC UTILITIES — 1.3%
Edison International	487,315	23,469,090
Portland General Electric Co.	333,579	10,204,182
		33,673,272
ELECTRICAL EQUIPMENT — 1.8%
Emerson Electric Co.	492,157	26,842,243
Rockwell Automation, Inc.	254,048	21,121,550
		47,963,793
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
TE Connectivity Ltd.	362,188	16,494,041
ENERGY EQUIPMENT AND SERVICES — 0.2%
RPC, Inc.	332,720	4,594,863
FOOD AND STAPLES RETAILING — 2.3%
CVS Caremark Corp.	347,959	19,896,296
Kroger Co. (The)	383,531	13,247,161
Rite Aid Corp.(1)	1,843,826	5,273,342
Safeway, Inc.	870,954	20,606,772
Wal-Mart Stores, Inc.	40,160	2,991,518
		62,015,089

11

Shares	Value

FOOD PRODUCTS — 2.5%
Archer-Daniels-Midland Co.	743,437	$25,209,949
General Mills, Inc.	528,058	25,626,655
Hershey Co. (The)	110,727	9,885,706
Ingredion, Inc.	96,675	6,343,813
		67,066,123
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.3%
Abbott Laboratories	837,111	29,198,432
Becton Dickinson and Co.	237,612	23,483,194
Medtronic, Inc.	594,339	30,590,628
St. Jude Medical, Inc.	513,852	23,447,067
Stryker Corp.	89,423	5,783,880
Zimmer Holdings, Inc.	17,697	1,326,213
		113,829,414
HEALTH CARE PROVIDERS AND SERVICES — 0.4%
AmerisourceBergen Corp.	198,125	11,061,319
HOTELS, RESTAURANTS AND LEISURE — 1.2%
Bally Technologies, Inc.(1)	207,956	11,732,878
Cracker Barrel Old Country Store, Inc.	77,541	7,340,031
International Game Technology	724,686	12,109,503
		31,182,412
HOUSEHOLD DURABLES — 1.4%
Garmin Ltd.	438,432	15,853,701
Newell Rubbermaid, Inc.	796,945	20,919,806
		36,773,507
HOUSEHOLD PRODUCTS — 2.5%
Energizer Holdings, Inc.	207,554	20,861,253
Kimberly-Clark Corp.	268,135	26,046,634
Procter & Gamble Co. (The)	243,747	18,766,081
		65,673,968
INDUSTRIAL CONGLOMERATES — 2.1%
Carlisle Cos., Inc.	49,106	3,059,795
Danaher Corp.	430,800	27,269,640
General Electric Co.	1,064,164	24,677,963
		55,007,398
INSURANCE — 6.9%
Aflac, Inc.	462,153	26,860,332
American International Group, Inc.(1)	726,181	32,460,291
Amtrust Financial Services, Inc.	72,926	2,603,458
Axis Capital Holdings Ltd.	238,767	10,930,753
Berkshire Hathaway, Inc., Class B(1)	122,521	13,712,550
First American Financial Corp.	188,748	4,160,006
HCC Insurance Holdings, Inc.	76,138	3,282,309
MetLife, Inc.	695,966	31,847,404
Reinsurance Group of America, Inc.	196,562	13,584,400
RenaissanceRe Holdings Ltd.	149,311	12,958,702
Torchmark Corp.	81,094	5,282,463
Travelers Cos., Inc. (The)	300,107	23,984,552
		181,667,220
INTERNET AND CATALOG RETAIL — 0.7%
Expedia, Inc.	324,898	19,542,615
INTERNET SOFTWARE AND SERVICES — 1.8%
Google, Inc., Class A(1)	53,664	47,244,176
IT SERVICES — 1.7%
International Business Machines Corp.	240,121	45,889,524
LEISURE EQUIPMENT AND PRODUCTS — 1.7%
Hasbro, Inc.	477,918	21,425,064
Mattel, Inc.	502,877	22,785,357
		44,210,421
MACHINERY — 0.3%
Crane Co.	123,107	7,376,571
MEDIA — 2.1%
Comcast Corp., Class A	957,455	40,098,216
Time Warner, Inc.	245,226	14,178,967
		54,277,183
METALS AND MINING — 0.2%
Worthington Industries, Inc.	145,999	4,629,628
MULTILINE RETAIL — 0.8%
Dillard’s, Inc., Class A	92,622	7,592,226
Target Corp.	192,441	13,251,487
		20,843,713
OIL, GAS AND CONSUMABLE FUELS — 7.7%
Chevron Corp.	194,134	22,973,818
ConocoPhillips	169,100	10,230,550
Delek US Holdings, Inc.	203,527	5,857,507
Exxon Mobil Corp.	1,027,604	92,844,021
Marathon Petroleum Corp.	320,691	22,788,303
Tesoro Corp.	261,675	13,690,836
Valero Energy Corp.	649,674	22,589,165
Western Refining, Inc.	464,874	13,049,013
		204,023,213
PHARMACEUTICALS — 7.8%
AbbVie, Inc.	287,821	11,898,520
Allergan, Inc.	13,259	1,116,938
Eli Lilly & Co.	494,260	24,278,051
Johnson & Johnson	753,790	64,720,410
Merck & Co., Inc.	997,175	46,318,779
Pfizer, Inc.	2,057,293	57,624,777
		205,957,475

12

Shares	Value

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.7%
Broadcom Corp., Class A	692,715	$23,386,058
Intel Corp.	40,172	972,966
KLA-Tencor Corp.	85,615	4,771,324
Texas Instruments, Inc.	474,443	16,543,828
		45,674,176
SOFTWARE — 5.6%
Activision Blizzard, Inc.	855,974	12,206,189
CA, Inc.	513,331	14,696,667
Microsoft Corp.	2,043,819	70,573,070
Oracle Corp.	1,270,012	39,014,769
Symantec Corp.	525,111	11,799,244
		148,289,939
SPECIALTY RETAIL — 4.5%
American Eagle Outfitters, Inc.	672,021	12,271,103
Buckle, Inc. (The)	100,467	5,226,293
GameStop Corp., Class A	486,158	20,433,221
Gap, Inc. (The)	568,394	23,719,082
Home Depot, Inc. (The)	537,001	41,601,468
PetSmart, Inc.	229,990	15,407,030
		118,658,197
TEXTILES, APPAREL AND LUXURY GOODS — 1.4%
Hanesbrands, Inc.	300,126	15,432,479
Ralph Lauren Corp.	125,966	21,885,333
		37,317,812
THRIFTS AND MORTGAGE FINANCE — 0.6%
Ocwen Financial Corp.(1)	365,575	15,069,001
TOBACCO — 0.9%
Philip Morris International, Inc.	81,997	7,102,580
Universal Corp.	308,240	17,831,684
		24,934,264
TOTAL COMMON STOCKS (Cost $2,147,680,639)		2,609,812,512
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $3,977,853), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $3,896,504)		3,896,485
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $11,910,339), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $11,689,505)		11,689,456
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $3,963,264), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $3,896,499)		3,896,486
SSgA U.S. Government Money Market Fund	10,756,308	10,756,308
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,238,735)		30,238,735
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $2,177,919,374)		2,640,051,247
OTHER ASSETS AND LIABILITIES — 0.1%		2,302,835
TOTAL NET ASSETS — 100.0%		$2,642,354,082

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $2,177,919,374)	$2,640,051,247
Cash	1,239,000
Receivable for capital shares sold	1,574,845
Dividends and interest receivable	2,572,974
2,645,438,066

Liabilities
Payable for capital shares redeemed	1,595,504
Accrued management fees	1,427,173
Distribution and service fees payable	61,307
3,083,984

Net Assets	$2,642,354,082

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,165,108,580
Undistributed net investment income	1,760,891
Undistributed net realized gain	13,352,738
Net unrealized appreciation	462,131,873
$2,642,354,082

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,080,375,214	74,996,421	$27.74
Institutional Class, $0.01 Par Value	$303,311,746	10,928,252	$27.75
A Class, $0.01 Par Value	$240,027,463	8,659,862	$27.72*
C Class, $0.01 Par Value	$9,039,474	328,217	$27.54
R Class, $0.01 Par Value	$9,600,185	346,168	$27.73

*Maximum offering price $29.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $393,639)	$59,822,463
Interest	27,540
59,850,003

Expenses:
Management fees	15,449,125
Distribution and service fees:
A Class	529,434
C Class	79,015
R Class	41,093
Directors’ fees and expenses	118,299
Other expenses	46
16,217,012

Net investment income (loss)	43,632,991

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	293,296,665
Futures contract transactions	1,344,885
Foreign currency transactions	2,333
294,643,883

Change in net unrealized appreciation (depreciation) on:
Investments	117,965,775
Translation of assets and liabilities in foreign currencies	(965)
117,964,810

Net realized and unrealized gain (loss)	412,608,693

Net Increase (Decrease) in Net Assets Resulting from Operations	$456,241,684

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$43,632,991	$29,918,973
Net realized gain (loss)	294,643,883	75,656,086
Change in net unrealized appreciation (depreciation)	117,964,810	415,011
Net increase (decrease) in net assets resulting from operations	456,241,684	105,990,070

Distributions to Shareholders
From net investment income:
Investor Class	(33,048,796)	(23,667,137)
Institutional Class	(6,069,274)	(3,489,986)
A Class	(3,263,216)	(2,212,441)
B Class	—	(72)
C Class	(61,024)	(35,349)
R Class	(106,615)	(62,251)
Decrease in net assets from distributions	(42,548,925)	(29,467,236)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	160,369,984	(18,326,490)

Net increase (decrease) in net assets	574,062,743	58,196,344

Net Assets
Beginning of period	2,068,291,339	2,010,094,995
End of period	$2,642,354,082	$2,068,291,339

Undistributed net investment income	$1,760,891	$1,641,878

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $2,361,230,091 and $2,214,456,788, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	15,328,834	$ 390,764,923	13,662,697	$ 304,186,412
Issued in reinvestment of distributions	1,270,317	32,521,097	1,057,839	23,297,369
Redeemed	(12,603,686)	(322,348,337)	(15,962,625)	(348,644,466)
	3,995,465	100,937,683	(1,242,089)	(21,160,685)
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	7,780,588	193,149,671	1,700,903	36,390,642
Issued in reinvestment of distributions	236,786	6,064,308	157,706	3,475,998
Redeemed	(6,389,784)	(160,992,644)	(1,503,528)	(32,878,378)
	1,627,590	38,221,335	355,081	6,988,262
A Class/Shares Authorized	80,000,000		80,000,000
Sold	1,925,292	48,494,309	1,277,027	28,345,179
Issued in reinvestment of distributions	125,102	3,194,532	99,262	2,185,121
Redeemed	(1,272,971)	(32,460,561)	(1,645,596)	(36,065,728)
	777,423	19,228,280	(269,307)	(5,535,428)
B Class/Shares Authorized	N/A		N/A
Issued in reinvestment of distributions			4	72
Redeemed			(3,605)	(74,955)
			(3,601)	(74,883)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	87,682	2,217,568	86,960	1,911,255
Issued in reinvestment of distributions	2,253	56,375	1,474	32,392
Redeemed	(64,868)	(1,613,380)	(82,883)	(1,800,660)
	25,067	660,563	5,551	142,987
R Class/Shares Authorized	10,000,000		10,000,000
Sold	147,847	3,808,972	156,367	3,437,729
Issued in reinvestment of distributions	4,180	106,615	2,821	62,251
Redeemed	(99,866)	(2,593,464)	(97,208)	(2,186,723)
	52,161	1,322,123	61,980	1,313,257
Net increase (decrease)	6,477,706	$ 160,369,984	(1,092,385)	$(18,326,490)

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$2,609,812,512	—	—
Temporary Cash Investments	10,756,308	$19,482,427	—
Total Value of Investment Securities	$2,620,568,820	$19,482,427	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $1,344,885 in net realized gain (loss) on futures contract transactions.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$42,548,925	$29,467,236
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,182,609,477
Gross tax appreciation of investments	$478,460,076
Gross tax depreciation of investments	(21,018,306)
Net tax appreciation (depreciation) of investments	$457,441,770
Undistributed ordinary income	$1,760,891
Accumulated long-term gains	$18,042,841

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$23.30	0.47	4.43	4.90	(0.46)	$27.74	21.19%	0.68%	1.82%	94%	$2,080,375
2012	$22.37	0.34	0.93	1.27	(0.34)	$23.30	5.76%	0.68%	1.55%	86%	$1,654,130
2011	$17.20	0.26	5.16	5.42	(0.25)	$22.37	31.66%	0.69%	1.28%	74%	$1,615,829
2010	$15.32	0.21	1.87	2.08	(0.20)	$17.20	13.47%	0.70%	1.14%	64%	$1,371,992
2009	$21.84	0.27	(6.45)	(6.18)	(0.34)	$15.32	(28.37)%	0.70%	1.66%	107%	$1,339,582
Institutional Class
2013	$23.31	0.52	4.43	4.95	(0.51)	$27.75	21.42%	0.48%	2.02%	94%	$303,312
2012	$22.38	0.38	0.93	1.31	(0.38)	$23.31	5.97%	0.48%	1.75%	86%	$216,802
2011	$17.21	0.30	5.17	5.47	(0.30)	$22.38	31.91%	0.49%	1.48%	74%	$200,191
2010	$15.33	0.24	1.87	2.11	(0.23)	$17.21	13.69%	0.50%	1.34%	64%	$203,860
2009	$21.86	0.31	(6.46)	(6.15)	(0.38)	$15.33	(28.21)%	0.50%	1.86%	107%	$168,092
A Class
2013	$23.28	0.40	4.43	4.83	(0.39)	$27.72	20.91%	0.93%	1.57%	94%	$240,027
2012	$22.35	0.28	0.93	1.21	(0.28)	$23.28	5.51%	0.93%	1.30%	86%	$183,498
2011	$17.19	0.20	5.16	5.36	(0.20)	$22.35	31.30%	0.94%	1.03%	74%	$182,195
2010	$15.31	0.16	1.87	2.03	(0.15)	$17.19	13.20%	0.95%	0.89%	64%	$237,076
2009	$21.81	0.23	(6.44)	(6.21)	(0.29)	$15.31	(28.54)%	0.95%	1.41%	107%	$226,830

23

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$23.13	0.21	4.40	4.61	(0.20)	$27.54	20.02%	1.68%	0.82%	94%	$9,039
2012	$22.21	0.12	0.92	1.04	(0.12)	$23.13	4.71%	1.68%	0.55%	86%	$7,013
2011	$17.08	0.06	5.12	5.18	(0.05)	$22.21	30.34%	1.69%	0.28%	74%	$6,611
2010	$15.22	0.03	1.85	1.88	(0.02)	$17.08	12.33%	1.70%	0.14%	64%	$5,536
2009	$21.64	0.11	(6.40)	(6.29)	(0.13)	$15.22	(29.06)%	1.70%	0.66%	107%	$5,108
R Class
2013	$23.29	0.34	4.43	4.77	(0.33)	$27.73	20.60%	1.18%	1.32%	94%	$9,600
2012	$22.36	0.23	0.93	1.16	(0.23)	$23.29	5.24%	1.18%	1.05%	86%	$6,848
2011	$17.20	0.16	5.15	5.31	(0.15)	$22.36	30.95%	1.19%	0.78%	74%	$5,189
2010	$15.32	0.12	1.87	1.99	(0.11)	$17.20	12.91%	1.20%	0.64%	64%	$3,770
2009	$21.81	0.18	(6.43)	(6.25)	(0.24)	$15.32	(28.71)%	1.20%	1.16%	107%	$1,764

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

29

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

30

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue

31

to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

34

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $42,548,925, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79314 1308

ANNUAL REPORT	JUNE 30, 2013

Equity Market Neutral Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ALHIX	2.28%	-0.26%	1.34%	9/30/05
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.08%	0.23%	1.62%	—
Institutional Class	ALISX	2.54%	-0.05%	1.54%	9/30/05
A Class No sales charge* With sales charge*	ALIAX	2.02% -3.89%	-0.50% -1.66%	1.09% 0.32%	9/30/05
C Class	ALICX	1.30%	-1.24%	0.33%	9/30/05
R Class	ALIRX	1.85%	-0.75%	0.83%	9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
3.38%	3.18%	3.63%	4.38%	3.88%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Equity Market Neutral returned 2.28%* for the fiscal year ended June 30, 2013, compared with the 0.08% return of its benchmark, the Barclays U.S. 1–3 Month Treasury Bill Index.

Equity Market Neutral is designed to generate capital appreciation in all market environments, regardless of general stock market performance, so the fund uses a riskless asset—a short-term Treasury bill index—as its benchmark. In a year of strength for U.S. equity markets (see page 3 for details), the fund met its investment objective, posting a positive overall return and outperforming its benchmark. The portfolio’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. The key contribution to performance in the last 12 months came from companies offering attractive growth characteristics at reasonable prices. Quality measures were muted, while momentum insights, particularly with longer horizon signals, failed to gain traction during the year. The fund’s outperformance was driven primarily by long positions, which delivered positive results for the 12-month period and more than offset modest losses from the fund’s short holdings.

Long Positions Outperformed

The long portion of the Equity Market Neutral portfolio posted a positive return for the 12-month period, driven in large part by stock selection in the materials and consumer discretionary sectors. Materials sector outperformance was driven by holdings in the chemicals and metals and mining industries. The single highest contributor in the sector was chemicals manufacturer LyondellBasell Industries, which appreciated nearly 80% on robust earnings growth and analyst expectations during the reporting period. Other top sector performers included chemicals producer Huntsman and precious metals company Silver Wheaton Corp.

In the consumer discretionary sector, the biggest winners came from long positions in retailers and homebuilders. GameStop was among the most successful holdings in both the sector and the portfolio. The company’s stock price climbed 140% during the year on improved revenue outlook as investor concerns regarding new console compatibility with prior generations’ games were allayed. Shares of homebuilder Pulte Group rose 78% during the year thanks to a recovery in the housing sector.

Other long positions that significantly impacted fund performance included chicken producer Pilgrim’s Pride, which gained over 200% during the fiscal year on increased profits and higher price targets, natural gas company Exterran, and oil refiner Marathon Petroleum.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Short Positions Declined Modestly

Equity Market Neutral’s short positions—which are designed to profit when a stock’s price declines—were detrimental during a period when many stocks saw significant appreciation. Information technology and utilities holdings produced the bulk of underperformance. In the information technology sector, the most significant detractors among short positions included solar industry semiconductor producer SunEdison (formerly MEMC Electronics) and broadband service provider ViaSat. Despite high valuations and negative net margins, shares of SunEdison rose during the year on hopes of increased traction of solar energy usage. The investment team remains confident in this short position as research suggests that the company looks expensive at nearly 60 times 2013 expected earnings and a negative return on equity. Similarly, the fund’s short position in ViaSat hurt results after investors overlooked negative earnings and below-estimate revenue guidance, sending shares soaring 90% during the year.

In the utilities sector, gas utilities and independent power producers had the biggest negative impact, led by wholesale power generator and retail electricity producer NRG Energy. Shares of NRG returned 57% during the reporting period as the company raised its earnings estimates on increased demand for electric vehicles and solar technology. Elsewhere in the portfolio, short positions in industrials sector constituent MasTec and materials holding Louisiana-Pacific Corp. also detracted meaningfully. Infrastructure construction company MasTec rose 117% on higher revenues and earnings guidance while building products manufacturer Louisiana-Pacific Corp. gained on higher price targets.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Long Holdings	% of net assets
RR Donnelley & Sons Co.	0.79%
Mentor Graphics Corp.	0.76%
Northrop Grumman Corp.	0.75%
Regions Financial Corp.	0.74%
Owens-Illinois, Inc.	0.72%
Crane Co.	0.72%
Boston Scientific Corp.	0.72%
Greif, Inc., Class A	0.72%
Hanesbrands, Inc.	0.70%
Danaher Corp.	0.69%

Top Ten Short Holdings	% of net assets
Charles Schwab Corp. (The)	(0.82)%
SS&C Technologies Holdings, Inc.	(0.77)%
Pioneer Natural Resources Co.	(0.72)%
Hexcel Corp.	(0.71)%
Platinum Underwriters Holdings Ltd.	(0.70)%
CME Group, Inc.	(0.69)%
Cabela’s, Inc.	(0.69)%
Solera Holdings, Inc.	(0.68)%
West Pharmaceutical Services, Inc.	(0.68)%
Tiffany & Co.	(0.67)%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.1%
Common Stocks Sold Short	(95.1)%
Temporary Cash Investments	2.5%
Other Assets and Liabilities*	97.5%

*Amount relates primarily to deposits with broker for securities sold short at period end.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,025.70	$14.16	2.82%
Institutional Class	$1,000	$1,027.30	$13.17	2.62%
A Class	$1,000	$1,025.10	$15.41	3.07%
C Class	$1,000	$1,021.20	$19.14	3.82%
R Class	$1,000	$1,023.50	$16.66	3.32%
Hypothetical
Investor Class	$1,000	$1,010.81	$14.06	2.82%
Institutional Class	$1,000	$1,011.80	$13.07	2.62%
A Class	$1,000	$1,009.57	$15.30	3.07%
C Class	$1,000	$1,005.85	$19.00	3.82%
R Class	$1,000	$1,008.33	$16.53	3.32%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 95.1%
AEROSPACE AND DEFENSE — 3.5%
Alliant Techsystems, Inc.	3,093	$254,647
Boeing Co. (The)	2,435	249,441
Esterline Technologies Corp.(1)	3,696	267,184
Huntington Ingalls Industries, Inc.(2)	579	32,702
L-3 Communications Holdings, Inc.	1,209	103,659
Northrop Grumman Corp.(2)	4,180	346,104
Raytheon Co.	2,183	144,340
Textron, Inc.(2)	8,515	221,816
		1,619,893
AIR FREIGHT AND LOGISTICS — 0.1%
FedEx Corp.	552	54,416
AIRLINES — 1.0%
Alaska Air Group, Inc.(1)(2)	4,257	221,364
Allegiant Travel Co.	2,436	258,192
		479,556
AUTO COMPONENTS — 1.1%
BorgWarner, Inc.(1)	2,642	227,608
Dana Holding Corp.	12,255	236,031
Tenneco, Inc.(1)	830	37,583
		501,222
BIOTECHNOLOGY — 1.1%
Alkermes plc(1)	3,869	110,963
Amgen, Inc.	919	90,668
BioMarin Pharmaceutical, Inc.(1)	854	47,645
Celgene Corp.(1)	245	28,643
Cubist Pharmaceuticals, Inc.(1)(2)	2,287	110,462
United Therapeutics Corp.(1)	1,690	111,236
		499,617
BUILDING PRODUCTS — 0.3%
Fortune Brands Home & Security, Inc.	4,019	155,696
CAPITAL MARKETS — 3.2%
Evercore Partners, Inc., Class A	6,465	253,945
Federated Investors, Inc., Class B(2)	8,534	233,917
Investment Technology Group, Inc.(1)(2)	20,555	287,359
Janus Capital Group, Inc.(2)	19,026	161,911
SEI Investments Co.(2)	7,711	219,224
Waddell & Reed Financial, Inc., Class A(2)	7,203	313,331
		1,469,687
CHEMICALS — 4.5%
CF Industries Holdings, Inc.(2)	1,557	267,026
Chemtura Corp.(1)(2)	8,345	169,404
LyondellBasell Industries NV, Class A(2)	4,486	297,242
Monsanto Co.(2)	3,120	308,256
NewMarket Corp.	1,112	291,967
PPG Industries, Inc.(2)	1,823	266,905
Valspar Corp. (The)	3,363	217,485
W.R. Grace & Co.(1)	2,904	244,052
		2,062,337
COMMERCIAL BANKS — 1.0%
PacWest Bancorp.	4,459	136,668
Regions Financial Corp.(2)	35,871	341,851
		478,519
COMMERCIAL SERVICES AND SUPPLIES — 2.0%
Deluxe Corp.	6,660	230,769
Mine Safety Appliances Co.(2)	5,507	256,351
RR Donnelley & Sons Co.(2)	25,751	360,772
Steelcase, Inc., Class A	4,980	72,608
		920,500
COMMUNICATIONS EQUIPMENT — 2.5%
ARRIS Group, Inc.(1)(2)	18,991	272,521
Brocade Communications Systems, Inc.(1)(2)	45,640	262,886
Ciena Corp.(1)(2)	11,726	227,719
InterDigital, Inc.	4,321	192,933
Research In Motion Ltd.(1)(2)	18,523	193,936
		1,149,995
COMPUTERS AND PERIPHERALS — 0.2%
EMC Corp.	4,689	110,754
CONSTRUCTION AND ENGINEERING — 0.7%
AECOM Technology Corp.(1)(2)	9,597	305,089
CONSUMER FINANCE — 1.6%
Cash America International, Inc.(2)	5,703	259,259
Credit Acceptance Corp.(1)	2,106	221,235
Portfolio Recovery Associates, Inc.(1)	1,545	237,358
		717,852

11

Shares	Value

CONTAINERS AND PACKAGING — 2.1%
Greif, Inc., Class A(2)	6,250	$329,187
Owens-Illinois, Inc.(1)(2)	11,982	332,980
Packaging Corp. of America	5,935	290,578
		952,745
DIVERSIFIED CONSUMER SERVICES — 0.5%
Coinstar, Inc.(1)(2)	4,008	235,149
DIVERSIFIED FINANCIAL SERVICES — 1.7%
Interactive Brokers Group, Inc., Class A(2)	16,370	261,429
Moody’s Corp.	4,953	301,786
MSCI, Inc., Class A(1)(2)	6,908	229,829
		793,044
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
AT&T, Inc.(2)	5,387	190,700
CenturyLink, Inc.	3,023	106,863
Vonage Holdings Corp.(1)(2)	78,502	222,161
		519,724
ELECTRIC UTILITIES — 1.7%
Edison International	5,195	250,191
Pinnacle West Capital Corp.	4,143	229,813
Portland General Electric Co.(2)	9,946	304,248
		784,252
ELECTRICAL EQUIPMENT — 2.6%
Babcock & Wilcox Co. (The)	7,654	229,850
Brady Corp., Class A(2)	8,240	253,215
Emerson Electric Co.	4,160	226,886
EnerSys(2)	5,064	248,339
Rockwell Automation, Inc.	2,773	230,547
		1,188,837
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
Celestica, Inc.(1)(2)	6,984	65,999
Itron, Inc.(1)(2)	6,574	278,935
		344,934
ENERGY EQUIPMENT AND SERVICES — 2.8%
CARBO Ceramics, Inc.	3,517	237,151
Ensco plc, Class A	3,986	231,667
Exterran Holdings, Inc.(1)(2)	6,984	196,390
Nabors Industries Ltd.	14,572	223,097
Oil States International, Inc.(1)	300	27,792
Patterson-UTI Energy, Inc.	6,664	128,982
RPC, Inc.(2)	17,415	240,501
		1,285,580
FOOD AND STAPLES RETAILING — 1.7%
CVS Caremark Corp.(2)	4,857	277,723
Rite Aid Corp.(1)(2)	88,925	254,326
Safeway, Inc.	10,071	238,280
		770,329
FOOD PRODUCTS — 1.2%
Archer-Daniels-Midland Co.	7,088	240,354
Ingredion, Inc.	754	49,478
Pilgrim’s Pride Corp.(1)(2)	16,999	253,965
		543,797
GAS UTILITIES — 0.5%
UGI Corp.	6,207	242,756
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.0%
Abbott Laboratories	3,340	116,499
Boston Scientific Corp.(1)(2)	35,686	330,809
Hill-Rom Holdings, Inc.(2)	2,591	87,265
Medtronic, Inc.	1,182	60,838
St. Jude Medical, Inc.	2,279	103,991
Thoratec Corp.(1)(2)	7,072	221,424
		920,826
HEALTH CARE PROVIDERS AND SERVICES — 1.9%
AmerisourceBergen Corp.	4,283	239,120
Mednax, Inc.(1)	2,416	221,257
Owens & Minor, Inc.	686	23,208
Quest Diagnostics, Inc.	2,835	171,886
Select Medical Holdings Corp.(2)	26,221	215,012
		870,483
HEALTH CARE TECHNOLOGY — 0.6%
Allscripts Healthcare Solutions, Inc.(1)(2)	21,155	273,746
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Bally Technologies, Inc.(1)(2)	4,794	270,478
Cracker Barrel Old Country Store, Inc.	2,614	247,441
Domino’s Pizza, Inc.	3,955	229,983
International Game Technology(2)	16,191	270,552
		1,018,454
HOUSEHOLD DURABLES — 2.1%
Garmin Ltd.(2)	7,044	254,711
Harman International Industries, Inc.(2)	4,628	250,837
Newell Rubbermaid, Inc.(2)	8,320	218,400
PulteGroup, Inc.(1)(2)	11,673	221,437
		945,385
HOUSEHOLD PRODUCTS — 0.6%
Energizer Holdings, Inc.	2,932	294,695

12

Shares	Value

INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.6%
AES Corp. (The)(2)	22,032	$264,164
INDUSTRIAL CONGLOMERATES — 1.2%
Carlisle Cos., Inc.	3,444	214,595
Danaher Corp.(2)	4,979	315,171
		529,766
INSURANCE — 3.1%
Aflac, Inc.(2)	5,214	303,038
American International Group, Inc.(1)	1,440	64,368
Amtrust Financial Services, Inc.(2)	7,350	262,395
Arch Capital Group Ltd.(1)(2)	582	29,921
Axis Capital Holdings Ltd.	3,039	139,125
First American Financial Corp.(2)	9,790	215,771
RenaissanceRe Holdings Ltd.	1,487	129,057
Torchmark Corp.	479	31,202
XL Group plc(2)	8,534	258,751
		1,433,628
INTERNET AND CATALOG RETAIL — 1.1%
Expedia, Inc.	4,053	243,788
HomeAway, Inc.(1)(2)	7,768	251,217
		495,005
INTERNET SOFTWARE AND SERVICES — 1.0%
Dice Holdings, Inc.(1)(2)	24,358	224,337
ValueClick, Inc.(1)	6,888	169,996
Zillow, Inc., Class A(1)	1,022	57,539
		451,872
IT SERVICES — 2.0%
Computer Sciences Corp.(2)	5,337	233,600
CoreLogic, Inc.(1)(2)	8,487	196,644
Jack Henry & Associates, Inc.	2,886	136,017
NeuStar, Inc., Class A(1)	5,110	248,755
Total System Services, Inc.(2)	1,997	48,887
VeriFone Systems, Inc.(1)	4,354	73,191
		937,094
LEISURE EQUIPMENT AND PRODUCTS — 1.4%
Hasbro, Inc.	5,252	235,447
Mattel, Inc.	2,452	111,100
Polaris Industries, Inc.(2)	2,877	273,315
		619,862
LIFE SCIENCES TOOLS AND SERVICES — 0.8%
Agilent Technologies, Inc.(2)	4,100	175,316
Illumina, Inc.(1)	2,722	203,714
		379,030
MACHINERY — 3.2%
Actuant Corp., Class A(2)	6,950	229,142
Crane Co.	5,533	331,537
Lincoln Electric Holdings, Inc.(2)	5,098	291,962
Oshkosh Corp.(1)	4,316	163,879
Terex Corp.(1)	7,268	191,148
Toro Co. (The)	500	22,705
WABCO Holdings, Inc.(1)(2)	3,036	226,759
		1,457,132
MEDIA — 3.2%
Comcast Corp., Class A(2)	4,442	186,031
Gannett Co., Inc.(2)	9,144	223,662
Lions Gate Entertainment Corp.(1)	8,263	226,985
Regal Entertainment Group, Class A(2)	17,488	313,035
Scholastic Corp.(2)	8,200	240,178
Starz – Liberty Capital(1)	4,740	104,754
Time Warner Cable, Inc.	1,627	183,005
		1,477,650
METALS AND MINING — 2.3%
Agnico-Eagle Mines Ltd. New York Shares	5,938	163,532
Coeur Mining, Inc.(1)(2)	16,852	224,132
Reliance Steel & Aluminum Co.	3,526	231,165
Steel Dynamics, Inc.	1,619	24,139
United States Steel Corp.	9,639	168,972
Worthington Industries, Inc.(2)	8,410	266,681
		1,078,621
MULTI-UTILITIES — 1.8%
Ameren Corp.(2)	7,826	269,527
Black Hills Corp.	4,877	237,754
CenterPoint Energy, Inc.	10,154	238,518
TECO Energy, Inc.(2)	5,439	93,496
		839,295
MULTILINE RETAIL — 1.2%
Dillard’s, Inc., Class A(2)	3,552	291,157
Macy’s, Inc.(2)	5,832	279,936
		571,093
OIL, GAS AND CONSUMABLE FUELS — 4.0%
ConocoPhillips(2)	4,489	271,584
CVR Energy, Inc.	848	40,195
Delek US Holdings, Inc.	5,761	165,802
Exxon Mobil Corp.	2,896	261,654
Gran Tierra Energy, Inc.(1)	37,681	226,463
PBF Energy, Inc.	2,157	55,866

13

Shares	Value

Suncor Energy, Inc.(2)	5,715	$168,535
Tesoro Corp.	2,924	152,984
Ultra Petroleum Corp.(1)	2,596	51,453
Valero Energy Corp.(2)	5,620	195,407
Western Refining, Inc.(2)	8,773	246,258
		1,836,201
PERSONAL PRODUCTS — 0.6%
Nu Skin Enterprises, Inc., Class A	4,370	267,094
PHARMACEUTICALS — 2.2%
Eli Lilly & Co.(2)	5,935	291,527
Endo Health Solutions, Inc.(1)	1,358	49,961
Johnson & Johnson	1,454	124,840
Merck & Co., Inc.(2)	5,906	274,334
Pfizer, Inc.(2)	7,990	223,800
Questcor Pharmaceuticals, Inc.	557	25,321
		989,783
PROFESSIONAL SERVICES — 0.5%
Dun & Bradstreet Corp.	2,482	241,871
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
Apartment Investment & Management Co., Class A(2)	5,463	164,109
Corrections Corp. of America	7,029	238,072
Sunstone Hotel Investors, Inc.(1)	3,587	43,331
		445,512
ROAD AND RAIL — 1.0%
Avis Budget Group, Inc.(1)(2)	8,375	240,781
Swift Transportation Co.(1)(2)	14,315	236,770
		477,551
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.0%
First Solar, Inc.(1)	3,786	169,348
Freescale Semiconductor Ltd.(1)(2)	1,910	25,880
KLA-Tencor Corp.(2)	4,686	261,151
LSI Corp.(1)(2)	26,498	189,196
NVIDIA Corp.(2)	18,210	255,486
		901,061
SOFTWARE — 4.0%
Activision Blizzard, Inc.(2)	16,568	236,260
Aspen Technology, Inc.(1)	2,624	75,545
Cadence Design Systems, Inc.(1)(2)	16,000	231,680
Mentor Graphics Corp.(2)	17,877	349,495
Open Text Corp.	4,289	293,668
Oracle Corp.(2)	7,457	229,079
Symantec Corp.(2)	8,201	184,276
Synopsys, Inc.(1)(2)	6,636	237,237
		1,837,240
SPECIALTY RETAIL — 4.3%
American Eagle Outfitters, Inc.(2)	12,803	233,783
ANN, Inc.(1)(2)	761	25,265
Best Buy Co., Inc.(2)	11,434	312,491
Buckle, Inc. (The)(2)	5,842	303,901
DSW, Inc., Class A	2,132	156,638
GameStop Corp., Class A(2)	7,080	297,572
Gap, Inc. (The)	5,789	241,575
PetSmart, Inc.(2)	3,255	218,053
Staples, Inc.	11,072	175,602
		1,964,880
TEXTILES, APPAREL AND LUXURY GOODS — 1.6%
Crocs, Inc.(1)(2)	7,406	122,199
Hanesbrands, Inc.	6,258	321,786
Iconix Brand Group, Inc.(1)(2)	9,724	285,983
		729,968
THRIFTS AND MORTGAGE FINANCE — 0.7%
Ocwen Financial Corp.(1)(2)	7,443	306,800
TOBACCO — 0.6%
Universal Corp.(2)	4,950	286,357
TRADING COMPANIES AND DISTRIBUTORS — 0.8%
MRC Global, Inc.(1)	8,599	237,504
WESCO International, Inc.(1)	1,652	112,270
		349,774
TOTAL COMMON STOCKS (Cost $36,750,090)		43,678,173
Temporary Cash Investments — 2.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $152,949), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $149,821)		149,820
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $457,955), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $449,464)		449,462
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $152,388), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $149,821)		149,821

14

Shares	Value

SSgA U.S. Government Money Market Fund	416,748	$416,748
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,165,851)		1,165,851
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 97.6% (Cost $37,915,941)		44,844,024
Common Stocks Sold Short — (95.1)%
AEROSPACE AND DEFENSE — (2.8)%
CAE, Inc.	(22,709)	(235,265)
DigitalGlobe, Inc.	(7,578)	(234,994)
Hexcel Corp.	(9,517)	(324,054)
Precision Castparts Corp.	(1,320)	(298,333)
TransDigm Group, Inc.	(1,331)	(208,661)
		(1,301,307)
AIR FREIGHT AND LOGISTICS — (1.6)%
Atlas Air Worldwide Holdings, Inc.	(5,399)	(236,260)
CH Robinson Worldwide, Inc.	(4,159)	(234,193)
UTi Worldwide, Inc.	(15,829)	(260,704)
		(731,157)
AIRLINES — (0.1)%
JetBlue Airways Corp.	(3,944)	(24,847)
AUTO COMPONENTS — (1.0)%
Johnson Controls, Inc.	(6,714)	(240,294)
TRW Automotive Holdings Corp.	(3,393)	(225,431)
		(465,725)
AUTOMOBILES — (0.6)%
Ford Motor Co.	(17,995)	(278,383)
BEVERAGES — (1.5)%
Beam, Inc.	(3,971)	(250,610)
Brown-Forman Corp. Class B	(468)	(31,613)
Coca-Cola Co. (The)	(6,642)	(266,411)
Monster Beverage Corp.	(2,299)	(139,710)
		(688,344)
BIOTECHNOLOGY — (0.6)%
Ariad Pharmaceuticals, Inc.	(2,243)	(39,230)
Medivation, Inc.	(2,145)	(105,534)
Onyx Pharmaceuticals, Inc.	(344)	(29,866)
Theravance, Inc.	(3,065)	(118,095)
		(292,725)
BUILDING PRODUCTS — (0.5)%
Armstrong World Industries, Inc.	(4,976)	(237,803)
CAPITAL MARKETS — (2.5)%
Bank of New York Mellon Corp. (The)	(9,670)	(271,244)
Charles Schwab Corp. (The)	(17,709)	(375,962)
Cohen & Steers, Inc.	(5,725)	(194,535)
Stifel Financial Corp.	(8,470)	(302,125)
		(1,143,866)
CHEMICALS — (5.2)%
Air Products & Chemicals, Inc.	(2,947)	(269,857)
Cabot Corp.	(7,166)	(268,152)
Cytec Industries, Inc.	(3,140)	(230,005)
Intrepid Potash, Inc.	(12,506)	(238,239)
PolyOne Corp.	(9,028)	(223,714)
Praxair, Inc.	(2,280)	(262,565)
Rockwood Holdings, Inc.	(3,962)	(253,687)
RPM International, Inc.	(2,817)	(89,975)
Sensient Technologies Corp.	(7,327)	(296,524)
Tronox Ltd. Class A	(12,290)	(247,643)
		(2,380,361)
COMMERCIAL BANKS — (2.6)%
BankUnited, Inc.	(1,936)	(50,355)
First Republic Bank	(2,357)	(90,697)
Iberiabank Corp.	(1,041)	(55,808)
Investors Bancorp, Inc.	(7,338)	(154,685)
Texas Capital Bancshares, Inc.	(6,575)	(291,667)
Trustmark Corp.	(8,647)	(212,543)
UMB Financial Corp.	(544)	(30,285)
Valley National Bancorp	(31,352)	(296,904)
		(1,182,944)
COMMERCIAL SERVICES AND SUPPLIES — (1.8)%
Clean Harbors, Inc.	(4,581)	(231,478)
Interface, Inc.	(15,827)	(268,584)
Iron Mountain, Inc.	(8,053)	(214,291)
KAR Auction Services, Inc.	(5,821)	(133,126)
		(847,479)
COMMUNICATIONS EQUIPMENT — (1.1)%
EchoStar Corp. Class A	(6,116)	(239,197)
ViaSat, Inc.	(3,911)	(279,480)
		(518,677)
COMPUTERS AND PERIPHERALS — (1.4)%
Diebold, Inc.	(1,867)	(62,899)
NCR Corp.	(8,947)	(295,162)
Stratasys Ltd.	(3,356)	(281,031)
		(639,092)
CONSTRUCTION AND ENGINEERING — (0.9)%
KBR, Inc.	(5,235)	(170,138)
MasTec, Inc.	(6,970)	(229,313)
		(399,451)
CONSTRUCTION MATERIALS — (0.3)%
Texas Industries, Inc.	(2,231)	(145,327)

15

Shares	Value

CONSUMER FINANCE — (0.4)%
Capital One Financial Corp.	(1,353)	$(84,982)
Discover Financial Services	(1,611)	(76,748)
		(161,730)
CONTAINERS AND PACKAGING — (0.6)%
MeadWestvaco Corp.	(7,389)	(252,039)
DISTRIBUTORS — (0.6)%
LKQ Corp.	(10,698)	(275,474)
DIVERSIFIED CONSUMER SERVICES — (1.1)%
Bright Horizons Family Solutions, Inc.	(3,687)	(127,976)
H&R Block, Inc.	(7,985)	(221,584)
Sotheby’s	(3,950)	(149,744)
		(499,304)
DIVERSIFIED FINANCIAL SERVICES — (1.2)%
CME Group, Inc.	(4,183)	(317,824)
IntercontinentalExchange, Inc.	(311)	(55,283)
Leucadia National Corp.	(7,417)	(194,474)
		(567,581)
ELECTRIC UTILITIES — (2.1)%
ALLETE, Inc.	(3,946)	(196,708)
Duke Energy Corp.	(1,328)	(89,640)
ITC Holdings Corp.	(2,535)	(231,445)
NextEra Energy, Inc.	(324)	(26,399)
Northeast Utilities	(6,637)	(278,887)
Pepco Holdings, Inc.	(7,385)	(148,882)
		(971,961)
ELECTRICAL EQUIPMENT — (1.1)%
Eaton Corp. plc	(620)	(40,802)
Franklin Electric Co., Inc.	(7,146)	(240,463)
GrafTech International Ltd.	(31,459)	(229,022)
		(510,287)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (1.1)%
Arrow Electronics, Inc.	(5,876)	(234,158)
Ingram Micro, Inc., Class A	(13,109)	(248,940)
Jabil Circuit, Inc.	(1,534)	(31,263)
		(514,361)
ENERGY EQUIPMENT AND SERVICES — (3.6)%
Atwood Oceanics, Inc.	(4,345)	(226,157)
FMC Technologies, Inc.	(5,337)	(297,164)
Hornbeck Offshore Services, Inc.	(2,554)	(136,639)
Noble Corp.	(7,750)	(291,245)
Rowan Cos. plc	(7,469)	(254,469)
SEACOR Holdings, Inc.	(3,368)	(279,713)
Unit Corp.	(4,412)	(187,863)
		(1,673,250)
FOOD AND STAPLES RETAILING — (0.7)%
Casey’s General Stores, Inc.	(4,872)	(293,100)
Sysco Corp.	(889)	(30,368)
		(323,468)
FOOD PRODUCTS — (1.6)%
Bunge Ltd.	(3,123)	(221,015)
Hain Celestial Group, Inc. (The)	(3,783)	(245,781)
Snyders-Lance, Inc.	(9,772)	(277,623)
		(744,419)
GAS UTILITIES — (1.9)%
National Fuel Gas Co.	(5,205)	(301,630)
New Jersey Resources Corp.	(3,178)	(131,982)
ONEOK, Inc.	(4,566)	(188,622)
South Jersey Industries, Inc.	(3,988)	(228,951)
		(851,185)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.6)%
Haemonetics Corp.	(5,779)	(238,962)
Hologic, Inc.	(10,404)	(200,797)
West Pharmaceutical Services, Inc.	(4,455)	(313,008)
		(752,767)
HEALTH CARE PROVIDERS AND SERVICES — (3.3)%
Acadia Healthcare Co., Inc.	(677)	(22,388)
Air Methods Corp.	(6,160)	(208,701)
Brookdale Senior Living, Inc.	(2,630)	(69,537)
Catamaran Corp.	(4,441)	(216,365)
DaVita HealthCare Partners, Inc.	(1,979)	(239,063)
Health Net, Inc.	(9,023)	(287,112)
Team Health Holdings, Inc.	(7,027)	(288,599)
WellCare Health Plans, Inc.	(3,661)	(203,369)
		(1,535,134)
HEALTH CARE TECHNOLOGY — (0.3)%
athenahealth, Inc.	(1,427)	(120,895)
HOTELS, RESTAURANTS AND LEISURE — (3.7)%
BJ’s Restaurants, Inc.	(6,179)	(229,241)
Buffalo Wild Wings, Inc.	(1,201)	(117,890)
Darden Restaurants, Inc.	(5,687)	(287,080)
Dunkin’ Brands Group, Inc.	(6,395)	(273,834)
Life Time Fitness, Inc.	(4,603)	(230,656)
McDonald’s Corp.	(2,732)	(270,468)
MGM Resorts International	(11,759)	(173,798)
Penn National Gaming, Inc.	(1,939)	(102,496)
		(1,685,463)
HOUSEHOLD DURABLES — (2.6)%
DR Horton, Inc.	(10,518)	(223,823)
Lennar Corp., Class A	(3,203)	(115,436)
NVR, Inc.	(66)	(60,852)

16

Shares	Value

Ryland Group, Inc.	(3,368)	$(135,057)
Standard Pacific Corp.	(18,034)	(150,223)
Tempur-Pedic International, Inc.	(5,958)	(261,556)
Toll Brothers, Inc.	(7,382)	(240,875)
		(1,187,822)
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — (0.7)%
NRG Energy, Inc.	(11,184)	(298,613)
INSURANCE — (1.5)%
Berkshire Hathaway, Inc., Class B	(970)	(108,562)
Platinum Underwriters Holdings Ltd.	(5,608)	(320,890)
RLI Corp.	(3,616)	(276,299)
		(705,751)
INTERNET SOFTWARE AND SERVICES — (1.0)%
CoStar Group, Inc.	(1,906)	(246,007)
Equinix, Inc.	(1,068)	(197,281)
Yahoo!, Inc.	(998)	(25,060)
		(468,348)
IT SERVICES — (3.6)%
Automatic Data Processing, Inc.	(4,446)	(306,151)
Convergys Corp.	(15,215)	(265,197)
Genpact Ltd.	(13,858)	(266,628)
MAXIMUS, Inc.	(989)	(73,661)
Paychex, Inc.	(7,459)	(272,403)
Visa, Inc. A Shares	(1,405)	(256,764)
WEX, Inc.	(2,814)	(215,834)
		(1,656,638)
LIFE SCIENCES TOOLS AND SERVICES — (0.5)%
Covance, Inc.	(2,995)	(228,039)
MACHINERY — (2.4)%
Chart Industries, Inc.	(2,423)	(227,980)
Joy Global, Inc.	(2,380)	(115,502)
PACCAR, Inc.	(5,135)	(275,544)
Pentair Ltd.	(4,778)	(275,643)
Stanley Black & Decker, Inc.	(2,898)	(224,015)
		(1,118,684)
MARINE — (0.6)%
Kirby Corp.	(3,199)	(254,448)
MEDIA — (1.6)%
DreamWorks Animation SKG, Inc., Class A	(10,624)	(272,612)
Interpublic Group of Cos., Inc. (The)	(16,168)	(235,245)
Loral Space & Communications, Inc.	(3,781)	(226,784)
		(734,641)
METALS AND MINING — (3.5)%
AK Steel Holding Corp.	(44,950)	(136,648)
Allied Nevada Gold Corp.	(9,898)	(64,139)
AuRico Gold, Inc.	(17,054)	(74,526)
Barrick Gold Corp.	(11,865)	(186,755)
Carpenter Technology Corp.	(5,886)	(265,282)
Compass Minerals International, Inc.	(2,861)	(241,840)
Goldcorp, Inc.	(1,543)	(38,158)
Hecla Mining Co.	(29,413)	(87,651)
New Gold, Inc.	(5,570)	(35,760)
Newmont Mining Corp.	(1,091)	(32,676)
Royal Gold, Inc.	(2,208)	(92,913)
Silver Standard Resources, Inc.	(17,145)	(108,699)
Stillwater Mining Co.	(19,710)	(211,685)
Thompson Creek Metals Co., Inc.	(15,713)	(47,610)
		(1,624,342)
MULTI-UTILITIES — (1.5)%
MDU Resources Group, Inc.	(10,170)	(263,505)
NiSource, Inc.	(9,060)	(259,478)
Sempra Energy	(1,996)	(163,193)
		(686,176)
MULTILINE RETAIL — (1.1)%
Family Dollar Stores, Inc.	(4,326)	(269,553)
J.C. Penney Co., Inc.	(14,864)	(253,877)
		(523,430)
OIL, GAS AND CONSUMABLE FUELS — (5.0)%
Approach Resources, Inc.	(7,817)	(192,063)
Consol Energy, Inc.	(7,035)	(190,648)
Devon Energy Corp.	(2,350)	(121,918)
Enbridge, Inc.	(5,418)	(227,935)
Kinder Morgan, Inc.	(2,953)	(112,657)
Kodiak Oil & Gas Corp.	(31,330)	(278,524)
Oasis Petroleum, Inc.	(1,116)	(43,379)
Pioneer Natural Resources Co.	(2,273)	(329,017)
SM Energy Co.	(4,038)	(242,199)
Spectra Energy Corp.	(8,245)	(284,123)
World Fuel Services Corp.	(6,262)	(250,355)
		(2,272,818)
PHARMACEUTICALS — (0.7)%
Akorn, Inc.	(7,683)	(103,874)
Forest Laboratories, Inc.	(774)	(31,734)
Valeant Pharmaceuticals International, Inc.	(1,346)	(115,864)
ViroPharma, Inc.	(1,022)	(29,280)
VIVUS, Inc.	(1,534)	(19,298)
		(300,050)

17

Shares	Value

PROFESSIONAL SERVICES — (1.1)%
Corporate Executive Board Co. (The)	(4,589)	$(290,116)
IHS, Inc. Class A	(2,194)	(229,010)
		(519,126)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (2.5)%
AvalonBay Communities, Inc.	(610)	(82,295)
CBL & Associates Properties, Inc.	(10,735)	(229,944)
National Retail Properties, Inc.	(1,824)	(62,746)
Rayonier, Inc.	(4,559)	(252,523)
SL Green Realty Corp.	(2,616)	(230,705)
WP Carey, Inc.	(4,449)	(294,390)
		(1,152,603)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (1.5)%
Altisource Portfolio Solutions SA	(1,384)	(130,207)
Brookfield Asset Management, Inc., Class A	(2,303)	(82,954)
Brookfield Office Properties, Inc.	(15,787)	(263,327)
Forest City Enterprises, Inc., Class A	(12,229)	(219,021)
		(695,509)
ROAD AND RAIL — (2.2)%
Genesee & Wyoming, Inc., Class A	(3,005)	(254,944)
Kansas City Southern	(1,007)	(106,702)
Old Dominion Freight Line, Inc.	(7,374)	(306,906)
Ryder System, Inc.	(2,555)	(155,318)
Werner Enterprises, Inc.	(7,218)	(174,459)
		(998,329)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (0.5)%
SunEdison, Inc.	(28,524)	(233,041)
SOFTWARE — (2.6)%
Concur Technologies, Inc.	(2,794)	(227,375)
FactSet Research Systems, Inc.	(1,050)	(107,037)
QLIK Technologies, Inc.	(6,566)	(185,621)
Solera Holdings, Inc.	(5,626)	(313,087)
SS&C Technologies Holdings, Inc.	(10,761)	(354,037)
		(1,187,157)
SPECIALTY RETAIL — (3.7)%
Ascena Retail Group, Inc.	(3,176)	(55,421)
AutoNation, Inc.	(1,305)	(56,624)
Cabela’s, Inc.	(4,864)	(314,993)
CarMax, Inc.	(5,141)	(237,309)
JOS A Bank Clothiers, Inc.	(5,516)	(227,921)
Penske Automotive Group, Inc.	(6,399)	(195,425)
Pier 1 Imports, Inc.	(12,318)	(289,350)
Tiffany & Co.	(4,256)	(310,007)
		(1,687,050)
TEXTILES, APPAREL AND LUXURY GOODS — (0.8)%
Fifth & Pacific Cos., Inc.	(1,106)	(24,708)
PVH Corp.	(293)	(36,640)
Wolverine World Wide, Inc.	(5,463)	(298,334)
		(359,682)
THRIFTS AND MORTGAGE FINANCE — (1.7)%
Capitol Federal Financial, Inc.	(21,631)	(262,600)
EverBank Financial Corp.	(15,257)	(252,656)
Nationstar Mortgage Holdings, Inc.	(6,370)	(238,493)
TFS Financial Corp.	(3,101)	(34,731)
		(788,480)
TRADING COMPANIES AND DISTRIBUTORS — (2.3)%
Air Lease Corp.	(11,180)	(308,456)
GATX Corp.	(2,403)	(113,974)
Textainer Group Holdings Ltd.	(5,683)	(218,455)
United Rentals, Inc.	(4,484)	(223,796)
Watsco, Inc.	(2,289)	(192,185)
		(1,056,866)
WIRELESS TELECOMMUNICATION SERVICES — (0.5)%
Crown Castle International Corp.	(3,448)	(249,601)
TOTAL COMMON STOCKS SOLD SHORT — (95.1)% (Proceeds $41,757,645)		(43,704,050)
OTHER ASSETS AND LIABILITIES(3) — 97.5%		44,793,218
TOTAL NET ASSETS — 100.0%		$45,933,192

Notes to Schedule of Investments

(1)	Non-income producing.
(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $24,699,911.

(3)	Amount relates primarily to deposits with brokers for securities sold short at period end.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $37,915,941)	$44,844,024
Deposits with broker for securities sold short	45,648,616
Receivable for capital shares sold	17,805
Dividends and interest receivable	145,899
90,656,344

Liabilities
Securities sold short, at value (proceeds of $41,757,645)	43,704,050
Payable for capital shares redeemed	916,756
Accrued management fees	52,079
Distribution and service fees payable	8,100
Dividend expense payable on securities sold short	41,338
Broker fees and charges payable on securities sold short	829
44,723,152

Net Assets	$45,933,192

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,296,989
Accumulated net investment loss	(319,360)
Accumulated net realized loss	(11,026,119)
Net unrealized appreciation	4,981,682
$45,933,192

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$17,915,973	1,661,548	$10.78
Institutional Class, $0.01 Par Value	$4,490,944	411,218	$10.92
A Class, $0.01 Par Value	$17,545,104	1,651,986	$10.62*
C Class, $0.01 Par Value	$4,376,718	433,379	$10.10
R Class, $0.01 Par Value	$1,604,453	153,580	$10.45

*Maximum offering price $11.27 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,718)	$1,082,210
Interest	1,070
1,083,280

Expenses:
Dividend expense on securities sold short	740,433
Broker fees and charges on securities sold short	142,331
Management fees	713,553
Distribution and service fees:
A Class	56,102
C Class	50,667
R Class	5,860
Directors’ fees and expenses	4,086
Other expenses	918
1,713,950

Net investment income (loss)	(630,670)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,002,389
Securities sold short transactions	(7,133,488)
Foreign currency transactions	(179)
2,868,722

Change in net unrealized appreciation (depreciation) on:
Investments	2,534,033
Securities sold short	(3,785,458)
Translation of assets and liabilities in foreign currencies	79
(1,251,346)

Net realized and unrealized gain (loss)	1,617,376

Net Increase (Decrease) in Net Assets Resulting from Operations	$986,706

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$(630,670)	$(1,532,796)
Net realized gain (loss)	2,868,722	5,986,400
Change in net unrealized appreciation (depreciation)	(1,251,346)	(3,702,478)
Net increase (decrease) in net assets resulting from operations	986,706	751,126

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(22,929,637)	3,082,233

Net increase (decrease) in net assets	(21,942,931)	3,833,359

Net Assets
Beginning of period	67,876,123	64,042,764
End of period	$45,933,192	$67,876,123

Accumulated net investment loss	$(319,360)	$(857,655)

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

22

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

23

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 1.38% for the Investor Class, A Class, C Class and R Class and 1.18% for the Institutional Class.

24

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2013 were $112,099,918 and $113,749,534, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	717,061	$7,634,531	1,620,653	$17,110,664
Redeemed	(1,239,380)	(13,161,107)	(1,544,690)	(16,273,093)
	(522,319)	(5,526,576)	75,963	837,571
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	137,867	1,490,538	199,402	2,120,737
Redeemed	(253,874)	(2,732,320)	(72,932)	(776,372)
	(116,007)	(1,241,782)	126,470	1,344,365
A Class/Shares Authorized	70,000,000		70,000,000
Sold	433,325	4,544,382	1,814,978	18,985,401
Redeemed	(1,892,656)	(19,750,815)	(1,497,517)	(15,582,495)
	(1,459,331)	(15,206,433)	317,461	3,402,906
B Class/Shares Authorized	N/A		N/A
Redeemed			(162,298)	(1,615,385)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	33,360	333,152	79,102	793,444
Redeemed	(183,085)	(1,829,832)	(186,631)	(1,871,781)
	(149,725)	(1,496,680)	(107,529)	(1,078,337)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	91,159	943,682	58,373	600,649
Redeemed	(38,809)	(401,848)	(39,576)	(409,536)
	52,350	541,834	18,797	191,113
Net increase (decrease)	(2,195,032)	$(22,929,637)	268,864	$3,082,233

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$43,678,173	—	—
Temporary Cash Investments	416,748	$749,103	—
Total Value of Investment Securities	$44,094,921	$749,103	—

Securities Sold Short
Total Value of Common Stocks Sold Short	$(43,704,050)	—	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

26

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2013 and June 30, 2012.

The reclassifications, which are primarily due to net operating losses, were made to capital $(860,230), accumulated net investment loss $1,168,965 and accumulated net realized loss $(308,735).

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$37,949,398
Gross tax appreciation of investments	$7,713,483
Gross tax depreciation of investments	(818,857)
Net tax appreciation (depreciation) of investments	$6,894,626
Net tax appreciation (depreciation) on securities sold short	$(2,024,078)
Net tax appreciation (depreciation)	$ 4,870,548
Undistributed ordinary income	—
Accumulated short-term capital losses	$(8,042,891)
Late-year ordinary loss deferral	$(319,360)
Post-October capital loss deferral	$(2,872,094)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.54	(0.11)	0.35	0.24	$10.78	2.28%	3.07%	1.39%	(1.00)%	222%	$17,916
2012	$10.37	(0.22)	0.39	0.17	$10.54	1.64%	3.38%	1.40%	(2.07)%	252%	$23,019
2011	$10.00	(0.22)	0.59	0.37	$10.37	3.70%	3.50%	1.42%	(2.34)%	261%	$21,866
2010	$10.01	(0.17)	0.16	(0.01)	$10.00	(0.10)%	3.09%	1.42%	(1.68)%	140%	$16,570
2009	$10.92	(0.16)	(0.75)	(0.91)	$10.01	(8.33)%	3.34%	1.41%	(1.56)%	330%	$22,956
Institutional Class
2013	$10.65	(0.08)	0.35	0.27	$10.92	2.54%	2.87%	1.19%	(0.80)%	222%	$4,491
2012	$10.46	(0.20)	0.39	0.19	$10.65	1.82%	3.18%	1.20%	(1.87)%	252%	$5,618
2011	$10.07	(0.26)	0.65	0.39	$10.46	3.87%	3.30%	1.22%	(2.14)%	261%	$4,194
2010	$10.06	(0.16)	0.17	0.01	$10.07	0.10%	2.89%	1.22%	(1.48)%	140%	$11,882
2009	$10.95	(0.15)	(0.74)	(0.89)	$10.06	(8.13)%	3.14%	1.21%	(1.36)%	330%	$22,354
A Class
2013	$10.41	(0.13)	0.34	0.21	$10.62	2.02%	3.32%	1.64%	(1.25)%	222%	$17,545
2012	$10.27	(0.24)	0.38	0.14	$10.41	1.36%	3.63%	1.65%	(2.32)%	252%	$32,386
2011	$9.93	(0.26)	0.60	0.34	$10.27	3.42%	3.75%	1.67%	(2.59)%	261%	$28,691
2010	$9.96	(0.19)	0.16	(0.03)	$9.93	(0.30)%	3.34%	1.67%	(1.93)%	140%	$72,781
2009	$10.89	(0.18)	(0.75)	(0.93)	$9.96	(8.54)%	3.59%	1.66%	(1.81)%	330%	$104,634

28

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$9.97	(0.20)	0.33	0.13	$10.10	1.30%	4.07%	2.39%	(2.00)%	222%	$4,377
2012	$9.91	(0.31)	0.37	0.06	$9.97	0.61%	4.38%	2.40%	(3.07)%	252%	$5,815
2011	$9.65	(0.32)	0.58	0.26	$9.91	2.69%	4.50%	2.42%	(3.34)%	261%	$6,845
2010	$9.76	(0.26)	0.15	(0.11)	$9.65	(1.13)%	4.09%	2.42%	(2.68)%	140%	$10,543
2009	$10.75	(0.26)	(0.73)	(0.99)	$9.76	(9.21)%	4.34%	2.41%	(2.56)%	330%	$17,821
R Class
2013	$10.26	(0.16)	0.35	0.19	$10.45	1.85%	3.57%	1.89%	(1.50)%	222%	$1,604
2012	$10.15	(0.26)	0.37	0.11	$10.26	1.08%	3.88%	1.90%	(2.57)%	252%	$1,039
2011	$9.84	(0.26)	0.57	0.31	$10.15	3.15%	4.00%	1.92%	(2.84)%	261%	$837
2010	$9.89	(0.21)	0.16	(0.05)	$9.84	(0.51)%	3.59%	1.92%	(2.18)%	140%	$586
2009	$10.85	(0.22)	(0.74)	(0.96)	$9.89	(8.85)%	3.84%	1.91%	(2.06)%	330%	$1,004

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Equity Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Market Neutral Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

30

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

34

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

35

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

36

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

39

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79311 1308

ANNUAL REPORT	JUNE 30, 2013

Global Gold Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

           Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Gold Prices Plunged

Gold prices tumbled during the 12-month period ended June 30, 2013, leading to sharply negative returns for most mutual funds that invest in gold and gold-related stocks. The bulk of the decline occurred in the second calendar quarter of 2013, amid market speculation that improving U.S. economic conditions would prompt the Federal Reserve (the Fed) to cut back on its massive monetary stimulus.

Prior to the second quarter of 2013, gold prices had been volatile due to global growth and demand uncertainties. But, at the end of the first calendar quarter of 2013, the price of an ounce of gold bullion was $1,598.25, relatively flat compared with June 30, 2012, when it was $1,598.50. By the end of June 2013, the price of an ounce of gold bullion had plunged to $1,192.00, a loss of 25%.

The prospect for less market liquidity, higher U.S. interest rates, and a stronger U.S. dollar resulting from reduced Fed support drove down gold prices in the second quarter. Gold, which is priced in U.S. dollars and generally moves in the opposite direction of the dollar, became more expensive for foreign buyers.

Meanwhile, low current inflation decreased gold’s attractiveness as a potential hedge against rising inflation. The U.S. inflation rate, as measured by the 12-month change in the Consumer Price Index, was 1.8% as of June 30, 2013, well below the Fed’s targets.

Supply and Demand Backdrop Mixed

Demand for gold comes from jewelry, industrial sources, and central banks, and from investment, including exchange-traded funds (ETFs). According to the World Gold Council’s latest data, investment demand accounts for little more than 5% of the market for gold, but largely determines the metal’s spot price. So despite record jewelry demand, the flight from gold ETFs pummeled the precious metal.

The supply picture was more positive, with central banks being net purchasers of gold, miners cutting production and shuttering some high-profile projects, and less recycled gold hitting the market.

12-Month Total Returns
As of June 30, 2013
S&P Goldman Sachs Commodities Index (total returns)	2.04%
London Gold PM Fix, in U.S. dollars	-25.43%
Lipper Precious Metals Funds Index	-41.92%
U.S. Dollar vs. South African Rand*	20.92%
U.S. Dollar vs. Australian Dollar*	11.91%
U.S. Dollar vs. Euro*	-2.78%

*All percentage changes in foreign exchange rates are calculated on the basis of that currency per one U.S. dollar.

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	-42.43%	-10.44%	4.36%	2.06%	8/17/88
NYSE Arca Gold Miners Index	—	-44.40%	-11.86%	N/A(1)	N/A(1)	—
MSCI World Index	—	18.58%	2.70%	7.24%	6.83%(2)	—
Institutional Class	AGGNX	-42.30%	-10.26%	—	-7.55%	9/28/07
A Class(3) No sales charge* With sales charge*	ACGGX	-42.61% -45.91%	-10.68% -11.73%	4.11% 3.49%	4.46% 4.05%	5/6/98
C Class	AGYCX	-43.02%	-11.33%	—	-8.65%	9/28/07
R Class	AGGWX	-42.74%	-10.90%	—	-8.20%	9/28/07

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark total return data first available October 2004.

(2)	Since 8/31/88, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years*
$10,000 investment made June 30, 2003

*Since NYSE Arca Gold Miners Index total return data is only available from October 2004, it is not included in the line chart.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Global Gold declined -42.43%* for the 12 months ended June 30, 2013. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, declined -44.40% for the same period. The fund’s return reflects operating expenses, while the benchmark’s return does not.

Weaker Gold Prices Weighed on Mining Stocks

Gold bullion started the period on an upswing, climbing nearly $200 between July 1, 2012, and October 4, 2012, to $1,791.75 an ounce—the highpoint for the 12-month period. After that, the price generally tumbled. Weaker gold prices put significant pressure on gold mining stocks during the period. In addition, higher production costs (energy, parts, labor) and geopolitical risks (concerns about rising taxes and fees imposed by governments where overseas mining operations are based) further contributed to the challenging environment for mining companies.

Gold, Mining Stocks Continued to Decouple

Despite a backdrop of generally slow global economic growth, global stock benchmarks advanced during the 12-month period, primarily due to the effects of continued central bank easing and relatively healthy corporate earnings. Gold-related stocks did not participate in the rally and sharply underperformed these benchmarks. For more than two years, rising production costs and geopolitical risks have led to a decoupling of gold prices and gold stocks—that is, gold mining shares have underperformed the price action of the metal itself. Because Global Gold invests in gold mining stocks, as opposed to gold bullion, this performance disparity has detracted from performance.

The fund’s outperformance relative to the benchmark primarily was due to security selection. In particular, a preference for holdings with higher-quality deposits, ready access to financing, and less exposure to political risk aided results on a relative basis.

Positioning Favored Quality

The fund typically holds a 20% allocation to explorers and emerging producers, which are more closely tied to the performance of the metal than the larger gold producers. The fund’s investment team believes these companies provide most of the growth opportunities in the sector, compared with senior miners. Nevertheless, the fund’s allocation to the explorers was slightly underweight during the 12-month period. The team increased the quality of the allocation by looking for higher-grade projects and operations in “safe” geopolitical jurisdictions, while avoiding companies that will need financing in the next two years.

To counteract concerns about rising costs, the team held an overweight position in stocks of companies with pre-negotiated revenue streams and the ability to participate in the upside of production growth. The team believes these companies should perform well when financing is tight.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Canada Led Contributors

Overall, stock selection in Canada, the largest country weighting in the fund, and an underweight allocation to South Africa contributed to the portfolio’s relative performance. In terms of individual holdings, a position in Canada’s CGA Mining, a gold mining company whose primary asset is the largest gold project in the Philippines, contributed favorably to fund performance. Shares advanced after the company agreed to merge with Canada’s B2Gold at a price that represented a 26% premium to CGA’s previous close.

In addition, a position in Canada’s Tahoe Resources, a silver mining company, contributed to performance. Although the company has not yet produced any silver, investors remained optimistic about its Escobal mine in Guatemala, one of the largest silver mines in the world, which will begin production in 2014.

Gold Mining Trust Led Contributors

Stock selection in the United Kingdom and a fund-only (represented in the fund but not the benchmark) allocation to Australia detracted from relative results. In terms of individual holdings, a position in Belo Sun Mining, a Canada-based gold exploration company, weighed on the fund’s relative performance. Shares suffered after the company released a prefeasibility study of one of its Brazilian properties. Investors remained skeptical of the ability of Belo Sun and other explorers to develop mines in a difficult financing environment.

In addition, a position in Canada’s Pan American Silver, a silver miner, detracted from relative results. The company lost more than 30% of its value in the first four months of 2013, due to economic weakness in North America and Europe and an overall decline in metals prices. In response, analysts cut their targets for the company.

Gold Price Likely Volatile

The fund’s investment team believes supply constraints should provide support for gold prices. Central banks remain net buyers, taking supply off the market, recycling activity is down, and miners have already started shutting down high-cost production. Nevertheless, gold’s price will likely remain volatile until there’s greater clarity about central bank monetary policy and its ultimate effect on growth and inflation.

Although gold mining companies continue to face various challenges (shrinking margins, geopolitical risks), some companies may perform better than others. In particular, the team favors companies with higher-quality means, proven reserves, and healthier balance sheets. The team will seek to provide an investment that moves in line with gold prices and add value wherever possible.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
Goldcorp, Inc.(1)	14.0%
Barrick Gold Corp.	8.4%
Newmont Mining Corp.	8.1%
Yamana Gold, Inc.(1)	6.0%
Randgold Resources Ltd. ADR	5.5%
Silver Wheaton Corp.	5.1%
Agnico-Eagle Mines Ltd.	4.3%
Kinross Gold Corp.(1)	4.1%
New Gold, Inc.	3.6%
Royal Gold, Inc.	3.5%
(1)Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	69.0%
United States	13.7%
United Kingdom	5.8%
South Africa	5.4%
Peru	2.9%
Australia	0.2%
Cash and Equivalents(2)	3.0%
(2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	83.3%
Domestic Common Stocks	13.7%
Warrants	—(3)
Total Equity Exposure	97.0%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	—(3)
(3)Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 — 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$540.90	$2.60	0.68%
Institutional Class	$1,000	$541.40	$1.83	0.48%
A Class	$1,000	$539.90	$3.55	0.93%
C Class	$1,000	$538.30	$6.41	1.68%
R Class	$1,000	$539.40	$4.50	1.18%
Hypothetical
Investor Class	$1,000	$1,021.42	$3.41	0.68%
Institutional Class	$1,000	$1,022.41	$2.41	0.48%
A Class	$1,000	$1,020.18	$4.66	0.93%
C Class	$1,000	$1,016.46	$8.40	1.68%
R Class	$1,000	$1,018.94	$5.91	1.18%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 97.0%
AUSTRALIA — 0.2%
Newcrest Mining Ltd.	108,113	$ 975,894
CANADA — 69.0%
Agnico-Eagle Mines Ltd.	344,568	9,501,257
Agnico-Eagle Mines Ltd. New York Shares	350,200	9,644,508
Alamos Gold, Inc.	186,000	2,253,152
Argonaut Gold, Inc.(1)	88,400	478,269
ATAC Resources Ltd.(1)	1,124,700	887,611
AuRico Gold, Inc.	1,277,671	5,600,517
B2Gold Corp.(1)	3,687,582	7,854,125
Barrick Gold Corp.	2,397,612	37,738,413
Belo Sun Mining Corp.(1)	5,253,800	2,347,900
Centerra Gold, Inc.	118,800	375,027
Continental Gold Ltd.(1)	484,400	1,519,939
Detour Gold Corp.(1)	254,601	1,997,203
Dundee Precious Metals, Inc.(1)	578,200	2,364,039
Eldorado Gold Corp.	2,407,400	14,901,753
First Majestic Silver Corp.(1)	531,700	5,642,077
Franco-Nevada Corp.	269,400	9,644,300
GoGold Resources, Inc.(1)	4,050,000	4,004,944
Goldcorp, Inc.	2,484,576	61,706,879
Goldcorp, Inc. New York Shares	39,500	976,835
Golden Star Resources Ltd.(1)	785,700	388,480
IAMGOLD Corp.	1,494,119	6,279,363
Ivanplats Ltd.(1)	484,700	705,135
Kinross Gold Corp.	2,382,552	12,210,664
Kinross Gold Corp. New York Shares	1,206,157	6,151,401
Kirkland Lake Gold, Inc.(1)	170,900	718,245
Midas Gold Corp.(1)	1,567,250	1,087,851
Nevsun Resources Ltd.	767,300	2,268,996
New Gold, Inc.(1)	2,508,100	16,240,526
Osisko Mining Corp.(1)	813,800	2,692,806
Pan American Silver Corp.	119,570	1,392,728
Pan American Silver Corp. NASDAQ Shares	341,800	3,978,552
Premier Gold Mines Ltd.(1)	1,198,800	2,085,960
Sabina Gold & Silver Corp.(1)	642,400	598,604
Sandstorm Gold Ltd.(1)	1,075,607	6,310,255
Seabridge Gold, Inc.(1)	107,400	1,012,782
SEMAFO, Inc.	638,700	941,319
Silver Standard Resources, Inc.(1)	215,400	1,365,636
Silver Wheaton Corp.	1,162,700	$ 22,870,309
Tahoe Resources, Inc.(1)	377,300	5,349,000
Timmins Gold Corp.(1)	225,600	497,663
Torex Gold Resources, Inc.(1)	5,115,990	6,469,779
Virginia Mines, Inc.(1)	171,900	1,430,184
Yamana Gold, Inc.	1,994,842	19,024,689
Yamana Gold, Inc. New York Shares	837,881	7,968,248
		309,477,923
PERU — 2.9%
Cia de Minas Buenaventura SA ADR	867,600	12,805,776
SOUTH AFRICA — 5.4%
AngloGold Ashanti Ltd.	453,402	6,447,755
AngloGold Ashanti Ltd. ADR	499,676	7,145,367
Gold Fields Ltd.	1,462,510	7,571,284
Harmony Gold Mining Co. Ltd.	867,150	3,223,809
		24,388,215
UNITED KINGDOM — 5.8%
Fresnillo plc	112,003	1,502,495
Randgold Resources Ltd. ADR	385,000	24,659,250
		26,161,745
UNITED STATES — 13.7%
Allied Nevada Gold Corp.(1)	354,800	2,283,917
Coeur Mining, Inc.(1)	355,259	4,724,945
Gold Resource Corp.	31,700	276,107
Hecla Mining Co.	679,075	2,023,644
Newmont Mining Corp.	1,215,514	36,404,644
Royal Gold, Inc.	373,621	15,721,972
		61,435,229
TOTAL COMMON STOCKS (Cost $386,755,748)		435,244,782
Warrants†
CANADA†
GoGold Resources, Inc.(1)	1,923,750	2
Sandstorm Gold Ltd.(1)	115,000	127,935
TOTAL WARRANTS (Cost $—)		127,937
Temporary Cash Investments — 3.0%

11

Shares	Value

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $1,792,944), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $1,756,278)		1,756,269

Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations,

4.25%, 11/15/40, valued at $5,368,366), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $5,268,829)

		$ 5,268,807
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $1,786,368), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $1,756,275)		1,756,269
SSgA U.S. Government Money Market Fund	4,727,249	4,727,249
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,508,594)		13,508,594
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $400,264,342)		448,881,313
OTHER ASSETS AND LIABILITIES†		34,505
TOTAL NET ASSETS — 100.0%		$448,915,818

Notes to Schedule of Investments

ADR = American Depositary Receipt

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $400,264,342)	$448,881,313
Foreign currency holdings, at value (cost of $98,833)	97,023
Receivable for capital shares sold	2,060,370
Dividends and interest receivable	371,274
451,409,980

Liabilities
Payable for investments purchased	1,961,787
Payable for capital shares redeemed	257,626
Accrued management fees	269,817
Distribution and service fees payable	4,932
2,494,162

Net Assets	$448,915,818

Net Assets Consist of:
Capital (par value and paid-in surplus)	$456,161,274
Distributions in excess of net investment income	(26,388,397)
Accumulated net realized loss	(29,470,743)
Net unrealized appreciation	48,613,684
$448,915,818

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$419,703,210	43,194,538	$9.72
Institutional Class, $0.01 Par Value	$13,976,082	1,433,798	$9.75
A Class, $0.01 Par Value	$10,561,073	1,098,677	$9.61*
C Class, $0.01 Par Value	$2,101,941	223,129	$9.42
R Class, $0.01 Par Value	$2,573,512	268,319	$9.59

*Maximum offering price $10.20 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,176,497)	$ 9,889,228
Interest	7,822
9,897,050

Expenses:
Management fees	5,120,144
Distribution and service fees:
A Class	41,305
C Class	28,292
R Class	13,795
Directors’ fees and expenses	37,799
Other expenses	418
5,241,753

Net investment income (loss)	4,655,297

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,422,551)
Foreign currency transactions	(9,549)
(8,432,100)

Change in net unrealized appreciation (depreciation) on:
Investments	(329,122,213)
Translation of assets and liabilities in foreign currencies	(4,735)
(329,126,948)

Net realized and unrealized gain (loss)	(337,559,048)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(332,903,751)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$ 4,655,297	$ 2,427,806
Net realized gain (loss)	(8,432,100)	10,675,588
Change in net unrealized appreciation (depreciation)	(329,126,948)	(228,359,328)
Net increase (decrease) in net assets resulting from operations	(332,903,751)	(215,255,934)

Distributions to Shareholders
From net investment income:
Investor Class	(9,167,987)	—
Institutional Class	(254,455)	—
A Class	(164,538)	—
C Class	(4,958)	—
R Class	(17,663)	—
From net realized gains:
Investor Class	—	(62,330,676)
Institutional Class	—	(1,210,470)
A Class	—	(1,344,005)
C Class	—	(231,742)
R Class	—	(176,128)
Decrease in net assets from distributions	(9,609,601)	(65,293,021)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(34,733,148)	(23,527,458)

Redemption Fees
Increase in net assets from redemption fees	56,943	103,257

Net increase (decrease) in net assets	(377,189,557)	(303,973,156)

Net Assets
Beginning of period	826,105,375	1,130,078,531
End of period	$ 448,915,818	$ 826,105,375

Distributions in excess of net investment income	$ (26,388,397)	$ (28,157,410)

See Notes to Financial Statements.

15

Notes to Financial Statements

June 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $43,899,541 and $85,030,828, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	7,569,342	$114,272,021	5,806,654	$124,924,527
Issued in reinvestment of distributions	482,896	8,426,551	2,827,619	57,853,227
Redeemed	(11,065,457)	(169,504,740)	(9,646,763)	(207,328,985)
	(3,013,219)	(46,806,168)	(1,012,490)	(24,551,231)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	905,601	13,367,519	354,270	7,690,633
Issued in reinvestment of distributions	14,549	254,455	59,019	1,210,470
Redeemed	(418,567)	(6,265,764)	(347,270)	(7,530,923)
	501,583	7,356,210	66,019	1,370,180
A Class/Shares Authorized	20,000,000		20,000,000
Sold	1,218,153	18,638,390	613,953	12,775,556
Issued in reinvestment of distributions	8,757	151,405	59,626	1,209,218
Redeemed	(1,048,455)	(16,218,355)	(690,337)	(14,041,150)
	178,455	2,571,440	(16,758)	(56,376)
B Class/Shares Authorized	N/A		N/A
Sold			1,998	48,275
Redeemed			(69,501)	(1,505,515)
			(67,503)	(1,457,240)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	99,945	1,433,539	44,299	998,056
Issued in reinvestment of distributions	235	3,997	8,033	160,254
Redeemed	(47,714)	(685,081)	(41,633)	(893,049)
	52,466	752,455	10,699	265,261
R Class/Shares Authorized	10,000,000		10,000,000
Sold	183,825	2,480,710	89,907	1,917,174
Issued in reinvestment of distributions	1,023	17,663	8,693	176,128
Redeemed	(72,152)	(1,105,458)	(55,906)	(1,191,354)
	112,696	1,392,915	42,694	901,948
Net increase (decrease)	(2,168,019)	$(34,733,148)	(977,339)	$(23,527,458)

19

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$136,317,077	$237,492,476	—
Domestic Common Stocks	59,151,312	2,283,917	—
Warrants	—	127,937	—
Temporary Cash Investments	4,727,249	8,781,345	—
Total Value of Investment Securities	$200,195,638	$248,685,675	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$9,609,601	—
Long-term capital gains	—	$65,293,021

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to passive foreign investment company transactions were made to distributions in excess of net investment income $6,723,317 and accumulated net realized loss $(6,723,317).

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$425,797,950
Gross tax appreciation of investments	$134,115,636
Gross tax depreciation of investments	(111,032,273)
Net tax appreciation (depreciation) of investments	$23,083,363
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(3,288)
Net tax appreciation (depreciation)	$23,080,075
Accumulated short-term capital losses	$(5,527,914)
Accumulated long-term capital losses	$(8,366,204)
Late-year ordinary loss deferral	$(8,928,575)
Post-October capital loss deferral	$(7,502,838)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$17.08	0.10	(7.26)	(7.16)	(0.20)	—	(0.20)	$9.72	(42.43)%	0.68%	0.61%	6%	$419,703
2012	$22.90	0.05	(4.50)	(4.45)	—	(1.37)	(1.37)	$17.08	(20.43)%	0.69%	0.23%	8%	$789,135
2011	$23.11	(0.04)	3.06	3.02	(1.60)	(1.63)	(3.23)	$22.90	11.44%	0.69%	(0.18)%	32%	$1,081,258
2010	$16.24	(0.03)	7.03	7.00	(0.13)	—	(0.13)	$23.11	43.18%	0.69%	(0.16)%	24%	$1,032,309
2009	$23.54	(0.01)	(5.35)	(5.36)	—(3)	(1.94)	(1.94)	$16.24	(21.19)%	0.70%	(0.09)%	20%	$792,814
Institutional Class
2013	$17.13	0.14	(7.28)	(7.14)	(0.24)	—	(0.24)	$9.75	(42.30)%	0.48%	0.81%	6%	$13,976
2012	$22.92	0.10	(4.52)	(4.42)	—	(1.37)	(1.37)	$17.13	(20.28)%	0.49%	0.43%	8%	$15,971
2011	$23.13	0.01	3.06	3.07	(1.65)	(1.63)	(3.28)	$22.92	11.64%	0.49%	0.02%	32%	$19,854
2010	$16.25	0.01	7.04	7.05	(0.17)	—	(0.17)	$23.13	43.51%	0.49%	0.04%	24%	$15,751
2009	$23.55	0.01	(5.34)	(5.33)	(0.03)	(1.94)	(1.97)	$16.25	(21.04)%	0.50%	0.11%	20%	$9,076
A Class
2013	$16.90	0.06	(7.19)	(7.13)	(0.16)	—	(0.16)	$9.61	(42.61)%	0.93%	0.36%	6%	$10,561
2012	$22.72	—(3)	(4.45)	(4.45)	—	(1.37)	(1.37)	$16.90	(20.60)%	0.94%	(0.02)%	8%	$15,550
2011	$22.95	(0.10)	3.03	2.93	(1.53)	(1.63)	(3.16)	$22.72	11.15%	0.94%	(0.43)%	32%	$21,292
2010	$16.13	(0.08)	6.97	6.89	(0.07)	—	(0.07)	$22.95	42.80%	0.94%	(0.41)%	24%	$20,879
2009	$23.46	(0.06)	(5.33)	(5.39)	—	(1.94)	(1.94)	$16.13	(21.40)%	0.95%	(0.34)%	20%	$16,866

22

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$16.56	(0.05)	(7.06)	(7.11)	(0.03)	—	(0.03)	$9.42	(43.02)%	1.68%	(0.39)%	6%	$2,102
2012	$22.46	(0.16)	(4.37)	(4.53)	—	(1.37)	(1.37)	$16.56	(21.21)%	1.69%	(0.77)%	8%	$2,826
2011	$22.72	(0.29)	2.99	2.70	(1.33)	(1.63)	(2.96)	$22.46	10.31%	1.69%	(1.18)%	32%	$3,593
2010	$16.02	(0.23)	6.93	6.70	—	—	—	$22.72	41.82%	1.69%	(1.16)%	24%	$2,318
2009	$23.48	(0.18)	(5.34)	(5.52)	—	(1.94)	(1.94)	$16.02	(21.98)%	1.70%	(1.09)%	20%	$1,006
R Class
2013	$16.86	0.03	(7.18)	(7.15)	(0.12)	—	(0.12)	$9.59	(42.74)%	1.18%	0.11%	6%	$2,574
2012	$22.73	(0.05)	(4.45)	(4.50)	—	(1.37)	(1.37)	$16.86	(20.82)%	1.19%	(0.27)%	8%	$2,623
2011	$22.96	(0.16)	3.02	2.86	(1.46)	(1.63)	(3.09)	$22.73	10.87%	1.19%	(0.68)%	32%	$2,567
2010	$16.13	(0.13)	6.98	6.85	(0.02)	—	(0.02)	$22.96	42.50%	1.19%	(0.66)%	24%	$1,117
2009	$23.52	(0.11)	(5.34)	(5.45)	—	(1.94)	(1.94)	$16.13	(21.62)%	1.20%	(0.59)%	20%	$313

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP LLP LLP

Kansas City, Missouri

August 21, 2013

24

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

28

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

29

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

30

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

33

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $2,271,988, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

For the fiscal year ended June 30, 2013, the fund intends to pass through to shareholders $1,176,497 or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2013, the fund earned $8,793,737 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2013 are $0.1903 and $0.0255, respectively.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79312 1308

ANNUAL REPORT	JUNE 30, 2013

Income & Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	22.86%	6.58%	6.82%	9.84%	12/17/90
S&P 500 Index	—	20.60%	7.01%	7.29%	9.56%	—
Institutional Class	AMGIX	23.12%	6.79%	7.03%	5.34%	1/28/98
A Class(1) No sales charge* With sales charge*	AMADX	22.58% 15.54%	6.32% 5.07%	6.56% 5.94%	4.90% 4.50%	12/15/97
C Class	ACGCX	21.63%	5.53%	5.78%	3.34%	6/28/01
R Class	AICRX	22.26%	6.05%	—	6.14%	8/29/03

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Performance

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 22.86%* for the fiscal year ended June 30, 2013, compared with the 20.60% return of its benchmark, the S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), Income & Growth posted a solid gain for the 12-month period, outperforming the S&P 500. As an added benefit, the fund targets companies with strong current income potential and thus produced higher levels of dividend income versus the index.

Income & Growth’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Led by value insights, each of these fundamental drivers of stock returns contributed to the success of the fund during the period. Security selection was the main driver of relative performance.

Absolute Performance Driven by Technology and Financials

All sectors produced positive total returns during the period, with Income & Growth’s absolute returns driven primarily by the information technology and financials sectors. Strong performers in information technology included Western Digital, networking giant Cisco Systems, and IT services provider Computer Sciences Corp. In financials, the biggest gains were attributable to financial services company JPMorgan Chase, whose shares rose more than 50% for the year. Among individual securities, positions in several consumer discretionary sector holdings (electronic game retailer GameStop and cable provider Comcast in particular), as well as drug maker Pfizer, and consumer health company Johnson & Johnson contributed significantly to absolute returns.

Technology and Consumer Discretionary Outperformed

The information technology and consumer discretionary sectors posted the highest contributions to the fund’s returns relative to the S&P 500. Technology sector outperformance was driven primarily by strong stock selection in computers and peripherals companies. Here, the most successful holdings were Western Digital and Seagate Technologies. Western Digital, a maker of storage product solutions, rose 108% for the year on robust revenue and earnings gains. Our research shows a strong fundamental profile across value, quality, growth, and momentum. Hard-disk manufacturer Seagate Technology was another source of strength. Seagate shows a strong fundamental profile and benefited from several analyst upgrades. Computer Sciences Corp, which gained nearly 100%, was also a main contributor.

Stock choices in the consumer discretionary sector also boosted returns. Among the stronger contributors to the fund’s positive relative performance were holdings in electronic game retailer GameStop, tax preparation company H&R Block, and office supplies retailer Staples. GameStop, both a top relative and absolute performer, rose 139% on strong earnings. Our research suggests compelling valuation and strong quality indicators, particularly along cash flow generation.

 *All fund returns referenced in this commentary are for Investor Class shares.

6

Elsewhere in the portfolio, strong individual contributors included oil refiners Marathon Petroleum and Valero Energy, and airplane manufacturer Boeing, which appreciated 42% during the year as aircraft demand increased. The company shows strong quality and growth metrics, as well as above-average valuation signals.

Financials and Consumer Staples Detracted

Although financials stocks were among the strongest contributors to the fund’s absolute returns, the sector proved challenging to relative performance. It detracted from relative results to have an underweight to the sector, particularly among capital markets and diversified financial services holdings. In particular, it hurt to have no exposure early in the year to banking giant Citigroup, which rebounded from multi-year lows. Our current research shows an improved profile from a year ago, particularly in expected growth and momentum. Accordingly, we initiated a position in the company during the second quarter of 2013. Similarly, although the fund maintained a position in Bank of America, our exposure was less than that of the benchmark. This underweight hurt relative results during a period when Bank of America shares saw a 58% gain. Goldman Sachs was another financials sector holding where an underweight position impacted relative results.

The consumer staples sector also proved difficult for relative performance, particularly security selection among food and staples retailing and food products companies. Modest overweights in grocery retailer SUPERVALU and food products manufacturer Tyson Foods detracted. Both stocks posted double-digit declines and were sold early in the fourth quarter of 2012 on weakening quality and growth prospects.

Noteworthy individual detractors included an overweight to computer processor manufacturer Intel, which declined during the year. Similarly, not holding biopharmaceutical manufacturer Gilead Sciences hurt performance during a period when the company’s shares gained nearly 100%.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. Currently, the fund’s most significant sector weightings are in information technology and health care, while utilities and telecommunication services represent the smallest sector exposure.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.5%
Apple, Inc.	3.2%
Microsoft Corp.	2.7%
Johnson & Johnson	2.4%
Wells Fargo & Co.	2.2%
AT&T, Inc.	2.2%
Pfizer, Inc.	2.1%
Verizon Communications, Inc.	1.9%
Merck & Co., Inc.	1.7%
JPMorgan Chase & Co.	1.7%

Top Five Industries	% of net assets
Pharmaceuticals	8.3%
Oil, Gas and Consumable Fuels	7.8%
Computers and Peripherals	6.2%
Insurance	5.9%
Aerospace and Defense	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,167.70	$3.60	0.67%
Institutional Class	$1,000	$1,169.00	$2.53	0.47%
A Class	$1,000	$1,166.20	$4.94	0.92%
C Class	$1,000	$1,161.80	$8.95	1.67%
R Class	$1,000	$1,164.80	$6.28	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 98.6%
AEROSPACE AND DEFENSE — 5.0%
Boeing Co. (The)	233,453	$ 23,914,925
General Dynamics Corp.	86,401	6,767,790
Honeywell International, Inc.	60,969	4,837,281
Lockheed Martin Corp.	135,887	14,738,304
Northrop Grumman Corp.	191,967	15,894,868
Raytheon Co.	262,159	17,333,953
		83,487,121
BEVERAGES — 1.3%
Coca-Cola Co. (The)	134,411	5,391,225
PepsiCo, Inc.	196,306	16,055,868
		21,447,093
BIOTECHNOLOGY — 1.4%
Amgen, Inc.	233,272	23,014,615
CAPITAL MARKETS — 2.0%
Goldman Sachs Group, Inc. (The)	63,163	9,553,404
Janus Capital Group, Inc.	649,286	5,525,424
T. Rowe Price Group, Inc.	60,114	4,397,339
Waddell & Reed Financial, Inc., Class A	308,664	13,426,884
		32,903,051
CHEMICALS — 3.5%
Dow Chemical Co. (The)	372,553	11,985,030
E.I. du Pont de Nemours & Co.	379,433	19,920,232
Monsanto Co.	198,847	19,646,084
Potash Corp. of Saskatchewan, Inc.	205,633	7,840,786
		59,392,132
COMMERCIAL BANKS — 2.2%
Wells Fargo & Co.	897,221	37,028,311
COMMERCIAL SERVICES AND SUPPLIES — 0.9%
Pitney Bowes, Inc.	1,064,865	15,632,218
COMMUNICATIONS EQUIPMENT — 3.9%
Cisco Systems, Inc.	1,134,618	27,582,563
Harris Corp.	259,623	12,786,433
QUALCOMM, Inc.	402,147	24,563,139
		64,932,135
COMPUTERS AND PERIPHERALS — 6.2%
Apple, Inc.	136,677	54,135,026
Hewlett-Packard Co.	435,186	10,792,613
Lexmark International, Inc., Class A	477,666	14,602,250
Seagate Technology plc	340,365	15,258,563
Western Digital Corp.	142,537	8,850,122
		103,638,574
CONSUMER FINANCE†
Cash America International, Inc.	7,337	$ 333,540
CONTAINERS AND PACKAGING — 0.9%
Packaging Corp. of America	300,640	14,719,334
Sonoco Products Co.	25,712	888,864
		15,608,198
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Citigroup, Inc.	91,440	4,386,377
JPMorgan Chase & Co.	545,774	28,811,409
		33,197,786
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.8%
AT&T, Inc.	1,042,531	36,905,598
BCE, Inc.	289,462	11,873,731
Verizon Communications, Inc.	629,403	31,684,147
		80,463,476
ELECTRIC UTILITIES — 2.0%
Edison International	179,351	8,637,544
Pinnacle West Capital Corp.	234,474	13,006,273
Portland General Electric Co.	419,573	12,834,738
		34,478,555
ELECTRICAL EQUIPMENT — 1.8%
Emerson Electric Co.	306,820	16,733,963
Rockwell Automation, Inc.	160,758	13,365,420
		30,099,383
ENERGY EQUIPMENT AND SERVICES — 0.8%
Ensco plc, Class A	232,323	13,502,613
FOOD AND STAPLES RETAILING — 1.9%
CVS Caremark Corp.	121,876	6,968,870
Safeway, Inc.	575,349	13,612,757
Wal-Mart Stores, Inc.	142,397	10,607,153
		31,188,780
FOOD PRODUCTS — 1.5%
Archer-Daniels-Midland Co.	252,586	8,565,191
General Mills, Inc.	336,026	16,307,342
		24,872,533
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.2%
Abbott Laboratories	547,750	19,105,520
Becton Dickinson and Co.	149,704	14,795,246
Medtronic, Inc.	401,222	20,650,896
St. Jude Medical, Inc.	369,563	16,863,160
		71,414,822
HOUSEHOLD DURABLES — 1.6%
Garmin Ltd.	371,113	13,419,446
Newell Rubbermaid, Inc.	541,735	14,220,544
		27,639,990

11

Shares	Value

HOUSEHOLD PRODUCTS — 2.2%
Kimberly-Clark Corp.	173,442	$ 16,848,156
Procter & Gamble Co. (The)	254,789	19,616,205
		36,464,361
INDUSTRIAL CONGLOMERATES — 0.9%
General Electric Co.	644,762	14,952,031
INSURANCE — 5.9%
ACE Ltd.	64,177	5,742,558
Aflac, Inc.	308,822	17,948,735
Axis Capital Holdings Ltd.	294,468	13,480,745
Berkshire Hathaway, Inc., Class B(1)	100,112	11,204,535
MetLife, Inc.	436,231	19,961,930
Prudential Financial, Inc.	165,803	12,108,593
Reinsurance Group of America, Inc.	15,127	1,045,427
Sun Life Financial, Inc.	322,122	9,541,254
Travelers Cos., Inc. (The)	111,672	8,924,826
		99,958,603
INTERNET SOFTWARE AND SERVICES — 0.8%
Google, Inc., Class A(1)	14,783	13,014,510
IT SERVICES — 2.1%
Accenture plc, Class A	6,083	437,733
International Business Machines Corp.	112,551	21,509,621
SAIC, Inc.	949,687	13,229,140
		35,176,494
LEISURE EQUIPMENT AND PRODUCTS — 1.7%
Hasbro, Inc.	332,457	14,904,047
Mattel, Inc.	318,756	14,442,835
		29,346,882
MEDIA — 3.3%
Comcast Corp., Class A	411,952	17,252,550
Regal Entertainment Group, Class A	359,265	6,430,843
Thomson Reuters Corp.	395,776	12,890,424
Time Warner Cable, Inc.	170,960	19,229,581
		55,803,398
MULTI-UTILITIES — 0.3%
CenterPoint Energy, Inc.	247,459	5,812,812
MULTILINE RETAIL — 0.5%
Target Corp.	124,848	8,597,033
OIL, GAS AND CONSUMABLE FUELS — 7.8%
Chevron Corp.	175,739	20,796,953
ConocoPhillips	380,263	23,005,911
Exxon Mobil Corp.	657,565	59,410,998
Marathon Petroleum Corp.	193,297	13,735,685
Valero Energy Corp.	392,070	13,632,274
		130,581,821
PAPER AND FOREST PRODUCTS — 0.3%
International Paper Co.	127,035	5,628,921
PHARMACEUTICALS — 8.3%
AbbVie, Inc.	181,511	7,503,665
Bristol-Myers Squibb Co.	194,660	8,699,355
Eli Lilly & Co.	361,231	17,743,667
Johnson & Johnson	468,044	40,186,258
Merck & Co., Inc.	629,311	29,231,496
Pfizer, Inc.	1,268,600	35,533,486
		138,897,927
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Senior Housing Properties Trust	101,690	2,636,822
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.1%
Applied Materials, Inc.	480,726	7,167,625
Intel Corp.	1,104,108	26,741,496
KLA-Tencor Corp.	272,673	15,196,066
Texas Instruments, Inc.	554,721	19,343,121
		68,448,308
SOFTWARE — 4.4%
Activision Blizzard, Inc.	117,611	1,677,133
CA, Inc.	550,689	15,766,226
Microsoft Corp.	1,336,759	46,158,288
Oracle Corp.	345,952	10,627,646
		74,229,293
SPECIALTY RETAIL — 3.7%
American Eagle Outfitters, Inc.	628,347	11,473,616
Best Buy Co., Inc.	289,269	7,905,722
CST Brands, Inc.(1)	1	31
Foot Locker, Inc.	52,325	1,838,177
GameStop Corp., Class A	371,962	15,633,563
Home Depot, Inc. (The)	89,385	6,924,656
Staples, Inc.	1,111,270	17,624,742
		61,400,507
THRIFTS AND MORTGAGE FINANCE — 0.2%
New York Community Bancorp, Inc.	286,145	4,006,030
TOBACCO — 4.0%
Altria Group, Inc.	587,695	20,563,448
Lorillard, Inc.	336,109	14,681,241
Philip Morris International, Inc.	54,231	4,697,489
Reynolds American, Inc.	316,548	15,311,427
Universal Corp.	216,344	12,515,500
		67,769,105
TOTAL COMMON STOCKS (Cost $1,245,926,473)		1,656,999,784

12

Shares	Value

Temporary Cash Investments — 1.2%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various
U.S. Treasury obligations, 1.00%, 1/15/14, valued at $2,609,809), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $2,556,438)

		$ 2,556,425
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $7,814,193), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $7,669,307)		7,669,275
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $2,600,237), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $2,556,434)		2,556,425
SSgA U.S. Government Money Market Fund	7,056,978	7,056,978
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,839,103)		19,839,103
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,265,765,576)		1,676,838,887
OTHER ASSETS AND LIABILITIES — 0.2%		4,130,993
TOTAL NET ASSETS — 100.0%		$1,680,969,880

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $1,265,765,576)	$1,676,838,887
Cash	93,404
Receivable for capital shares sold	903,391
Dividends and interest receivable	4,548,841
1,682,384,523

Liabilities
Payable for capital shares redeemed	450,108
Accrued management fees	922,521
Distribution and service fees payable	42,014
1,414,643

Net Assets	$1,680,969,880

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,465,822,715
Undistributed net investment income	2,636,322
Accumulated net realized loss	(198,558,223)
Net unrealized appreciation	411,069,066
$1,680,969,880

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,417,796,425	44,896,691	$31.58
Institutional Class, $0.01 Par Value	$68,151,668	2,156,241	$31.61
A Class, $0.01 Par Value	$191,006,699	6,054,787	$31.55*
C Class, $0.01 Par Value	$1,964,892	62,380	$31.50
R Class, $0.01 Par Value	$2,050,196	64,937	$31.57
*Maximum offering price $33.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $224,922)	$ 48,991,647
Interest	15,128
49,006,775

Expenses:
Management fees	10,546,391
Distribution and service fees:
A Class	423,332
C Class	14,731
R Class	7,440
Directors’ fees and expenses	80,492
Other expenses	3,697
11,076,083

Net investment income (loss)	37,930,692

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	226,740,222
Futures contract transactions	(430,670)
Foreign currency transactions	(1,314)
226,308,238

Change in net unrealized appreciation (depreciation) on:
Investments	62,877,122
Translation of assets and liabilities in foreign currencies	(5,084)
62,872,038

Net realized and unrealized gain (loss)	289,180,276

Net Increase (Decrease) in Net Assets Resulting from Operations	$327,110,968

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$ 37,930,692	$ 26,006,879
Net realized gain (loss)	226,308,238	61,234,053
Change in net unrealized appreciation (depreciation)	62,872,038	(22,980,488)
Net increase (decrease) in net assets resulting from operations	327,110,968	64,260,444

Distributions to Shareholders
From net investment income:
Investor Class	(30,297,598)	(22,166,360)
Institutional Class	(2,073,548)	(2,131,405)
A Class	(3,500,707)	(1,703,017)
B Class	—	(171)
C Class	(18,979)	(7,366)
R Class	(26,746)	(8,302)
Decrease in net assets from distributions	(35,917,578)	(26,016,621)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(133,196,359)	(126,126,611)

Net increase (decrease) in net assets	157,997,031	(87,882,788)

Net Assets
Beginning of period	1,522,972,849	1,610,855,637
End of period	$1,680,969,880	$1,522,972,849

Undistributed net investment income	$2,636,322	$1,276,101

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $1,169,293,852 and $1,308,655,621, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		230,000,000
Sold	3,881,646	$ 112,671,468	3,224,252	$ 81,186,437
Issued in reinvestment of distributions	1,008,361	29,157,438	857,331	21,323,146
Redeemed	(9,680,455)	(276,089,844)	(7,326,884)	(182,293,645)
	(4,790,448)	(134,260,938)	(3,245,301)	(79,784,062)
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	877,214	25,831,442	722,826	18,132,028
Issued in reinvestment of distributions	60,220	1,737,950	74,524	1,845,822
Redeemed	(2,498,610)	(71,948,164)	(2,106,105)	(52,366,864)
	(1,561,176)	(44,378,772)	(1,308,755)	(32,389,014)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	3,177,243	89,779,424	735,867	18,374,764
Issued in reinvestment of distributions	119,774	3,465,169	67,472	1,676,653
Redeemed	(1,687,925)	(49,082,569)	(1,410,073)	(34,585,102)
	1,609,092	44,162,024	(606,734)	(14,533,685)
B Class/Shares Authorized	N/A		N/A
Issued in reinvestment of distributions			7	171
Redeemed			(3,650)	(87,522)
			(3,643)	(87,351)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	35,630	1,040,918	14,803	378,581
Issued in reinvestment of distributions	456	13,219	204	5,057
Redeemed	(17,573)	(514,886)	(7,752)	(191,694)
	18,513	539,251	7,255	191,944
R Class/Shares Authorized	10,000,000		10,000,000
Sold	49,094	1,368,318	27,268	700,916
Issued in reinvestment of distributions	756	22,119	221	5,575
Redeemed	(22,826)	(648,361)	(9,405)	(230,934)
	27,024	742,076	18,084	475,557
Net increase (decrease)	(4,696,995)	$(133,196,359)	(5,139,094)	$(126,126,611)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,656,999,784	—	—
Temporary Cash Investments	7,056,978	$12,782,125	—
Total Value of Investment Securities	$1,664,056,762	$12,782,125	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $(430,670) in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$35,917,578	$26,016,621
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,269,162,306
Gross tax appreciation of investments	$417,337,099
Gross tax depreciation of investments	(9,660,518)
Net tax appreciation (depreciation) of investments	$407,676,581
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(4,245)
Net tax appreciation (depreciation)	$407,672,336
Undistributed ordinary income	$2,636,322
Accumulated short-term capital losses	$(195,161,493)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$26.29	0.68	5.27	5.95	(0.66)	$31.58	22.86%	0.68%	2.39%	74%	$1,417,796
2012	$25.54	0.43	0.76	1.19	(0.44)	$26.29	4.75%	0.68%	1.73%	53%	$1,306,254
2011	$19.88	0.36	5.64	6.00	(0.34)	$25.54	30.31%	0.69%	1.52%	42%	$1,351,936
2010	$18.03	0.33	1.85	2.18	(0.33)	$19.88	11.99%	0.70%	1.58%	45%	$1,227,234
2009	$25.32	0.44	(7.20)	(6.76)	(0.53)	$18.03	(26.76)%	0.70%	2.27%	49%	$1,281,418
Institutional Class
2013	$26.31	0.74	5.27	6.01	(0.71)	$31.61	23.12%	0.48%	2.59%	74%	$68,152
2012	$25.56	0.48	0.76	1.24	(0.49)	$26.31	4.96%	0.48%	1.93%	53%	$97,809
2011	$19.89	0.40	5.66	6.06	(0.39)	$25.56	30.61%	0.49%	1.72%	42%	$128,468
2010	$18.04	0.38	1.85	2.23	(0.38)	$19.89	12.20%	0.50%	1.78%	45%	$197,196
2009	$25.35	0.48	(7.21)	(6.73)	(0.58)	$18.04	(26.63)%	0.50%	2.47%	49%	$268,346
A Class
2013	$26.26	0.63	5.24	5.87	(0.58)	$31.55	22.58%	0.93%	2.14%	74%	$191,007
2012	$25.52	0.37	0.74	1.11	(0.37)	$26.26	4.46%	0.93%	1.48%	53%	$116,762
2011	$19.86	0.30	5.64	5.94	(0.28)	$25.52	30.02%	0.94%	1.27%	42%	$128,920
2010	$18.01	0.28	1.85	2.13	(0.28)	$19.86	11.72%	0.95%	1.33%	45%	$125,981
2009	$25.28	0.40	(7.20)	(6.80)	(0.47)	$18.01	(26.95)%	0.95%	2.02%	49%	$182,331

23

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$26.23	0.41	5.23	5.64	(0.37)	$31.50	21.63%	1.68%	1.39%	74%	$1,965
2012	$25.48	0.18	0.76	0.94	(0.19)	$26.23	3.73%	1.68%	0.73%	53%	$1,151
2011	$19.83	0.12	5.63	5.75	(0.10)	$25.48	29.04%	1.69%	0.52%	42%	$933
2010	$17.99	0.12	1.84	1.96	(0.12)	$19.83	10.85%	1.70%	0.58%	45%	$863
2009	$25.20	0.24	(7.17)	(6.93)	(0.28)	$17.99	(27.48)%	1.70%	1.27%	49%	$815
R Class
2013	$26.28	0.57	5.23	5.80	(0.51)	$31.57	22.26%	1.18%	1.89%	74%	$2,050
2012	$25.54	0.31	0.74	1.05	(0.31)	$26.28	4.19%	1.18%	1.23%	53%	$997
2011	$19.87	0.24	5.65	5.89	(0.22)	$25.54	29.73%	1.19%	1.02%	42%	$506
2010	$18.03	0.23	1.84	2.07	(0.23)	$19.87	11.38%	1.20%	1.08%	45%	$279
2009	$25.29	0.36	(7.21)	(6.85)	(0.41)	$18.03	(27.13)%	1.20%	1.77%	49%	$176

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

 Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

29

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

30

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

31

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $35,917,578, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79315 1308

ANNUAL REPORT	JUNE 30, 2013

International Core Equity Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

       Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Action Drove Stocks Higher

Despite a backdrop of generally weak global economic growth and ongoing sovereign debt problems in Europe, most international stock benchmarks rallied during the 12-month period ended June 30, 2013. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the financial instability of the eurozone. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

The world’s leading central banks—including the European Central Bank (ECB), the U.S. Federal Reserve, and the Bank of Japan—set the tone early on and maintained aggressive stimulus programs throughout the period. The enhanced market liquidity and lower interest rates stemming from these programs, combined with relatively healthy corporate balance sheets, generally kept investor optimism intact, which drove international stock markets higher.

Developed Markets Outperformed

Overall, developed international markets outperformed emerging markets for the 12-month period, even as many emerging economies enjoyed higher absolute levels of growth. Strong stock market performance in Europe and Japan primarily drove the better relative results in the developed markets. The positive reaction to the ECB’s program to purchase the sovereign debt of financially strapped member nations, combined with an interest rate cut from the ECB and a new bailout deal for Greece, helped buoy European markets. In Japan, the late-2012 election of a new reform-minded prime minister, who promised to ease monetary policy, end deflation, and introduce structural overhauls, led to robust stock market returns in Japan, particularly during the second half of the reporting period.

Slowing economic growth and falling commodity prices generally weighed on emerging markets stocks during the period. In particular, poor performance in Latin America dragged down the broad emerging markets benchmark. Brazil was a key detractor, as high inflation (and subsequent rising interest rates), massive government taxation of natural resources, and growing civil unrest triggered double-digit losses for the nation’s stock market. Meanwhile, emerging markets in Asia were among the developing world’s leading performers, while European emerging markets were relatively flat.

International Equity Total Returns
For the 12 months ended June 30, 2013 (in U.S. dollars)
MSCI EAFE Index	18.62%	MSCI Europe Index	18.86%
MSCI EAFE Growth Index	18.67%	MSCI World Index	18.58%
MSCI EAFE Value Index	18.56%	MSCI Japan Index	22.24%
MSCI Emerging Markets Index	2.87%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACIMX	20.60%	-1.78%	-0.74%	11/30/06
MSCI EAFE Index	—	18.62%	-0.63%	-0.17%	—
Institutional Class	ACIUX	20.81%	-1.58%	-0.54%	11/30/06
A Class No sales charge* With sales charge*	ACIQX	20.34% 13.35%	-2.03% -3.17%	-0.98% -1.87%	11/30/06
C Class	ACIKX	19.40%	-2.75%	-1.72%	11/30/06
R Class	ACIRX	19.93%	-2.28%	-1.24%	11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.18%	0.98%	1.43%	2.18%	1.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Core Equity returned 20.60%* for the fiscal year ended June 30, 2013, compared with the 18.62% return of the fund’s benchmark, the MSCI EAFE Index.

In a year of strength for developed equity markets (see page 3 for details), International Core Equity posted a solid gain, outperforming the MSCI EAFE Index. Individual stock selection was the primary factor behind the outperformance relative to the index, particularly in the consumer discretionary sector. From a geographical perspective, holdings in Germany, Hong Kong, and Australia were particularly beneficial, while stock selection in Japan, the U.K., and Italy detracted the most. The fund’s stock selection process incorporates factors of value, quality and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Stock selection insights based on quality and momentum measures worked best while value insights were more muted during the year.

Absolute Performance Driven by Consumer Discretionary and Financials

International Core Equity’s strong absolute performance was driven primarily by solid advances in the financials and consumer discretionary sectors. Together these sectors represented approximately 35% of the portfolio, and their solid gains significantly impacted the fund’s returns. Within financials, the commercial banking and insurance industries were the main drivers of performance. Winning banking positions included Australia’s Westpac Banking and HSBC Holdings of the U.K. Spain’s Mapfre and Helvetia Holding of Switzerland led insurance providers. The most impactful consumer discretionary names came from hotels, restaurants and leisure as well as media companies. In hotels, restaurants and leisure, Hong Kong casino developer MGM China Holdings was particularly helpful. No sector detracted on an absolute basis from the fund’s total returns.

Consumer Discretionary Outperformed

In addition to being the top absolute performers, the portfolio’s consumer discretionary holdings also posted the best relative results versus the MSCI EAFE Index. Hotels, restaurants and leisure names had the biggest relative impact on performance, with media holdings also helping to add value. A significant contribution in the sector came from overweight exposure to Germany’s ProSiebenSat.1. The broadcaster, which also made a leading absolute contribution to the fund, saw its shares climb after reporting higher-than-expected revenues early in 2013. Hong Kong casino developer MGM China Holdings, another prominent absolute performer, benefited the fund after its shares appreciated 87% during the year on solid revenue and earnings growth. With a 4.7% dividend yield, the stock is particularly attractive to those on the hunt for yield. Elsewhere in the sector, Japan’s Fuji Heavy Industries, manufacturer of Subaru cars, was both the top sector and portfolio contributor.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Materials Also Top Relative Performers

The fund’s stock selection in the materials sectors also added significantly to returns relative to the MSCI EAFE Index. The sector’s holdings, especially among chemicals, metals and mining, and paper and forest products companies, outperformed their index counterparts helping to drive fund outperformance. In chemicals, no single stock had a major impact on performance, but small positive contributions across a number of positions helped to propel the industry as the top contributor to the sector’s results. Holdings in the metals and mining industry were also beneficial. Here, out-of-benchmark exposure to German copper producer Aurubis was particularly helpful as the company’s shares saw significant gains during the second half of 2012. Likewise, not owning U.K. mining company Anglo American helped as its stock tumbled nearly 40% during the year. Mondi plc, an international paper and packaging company based in the U.K., was also impactful, rising 47% on expectations of higher earnings and improved margins.

Financials and Consumer Staples Lagged

International Core Equity’s holdings in financials, though positive for total returns, underperformed their index counterparts and proved difficult for relative results. The commercial banks and capital markets industries drove the majority of underperformance in the sector, and while no single position was a major detractor, small negative contributions from a number of holdings led performance lower. The biggest negative impact came from not owning several banks that saw substantial gains during the period such as U.K.’s Barclays, which rose 69% during the year despite weak value and quality measures. Not owning Japan’s Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group, as well French banking giant BNP Paribas, also had a negative impact on results.

The fund’s consumer staples holdings were also detrimental. While sector positioning produced slight gains, they were offset by a negative contribution from stock selection, particularly from food and staples retailers. This was particularly pronounced in Japan where several food retail holdings significantly dampened the fund’s performance. Among them, maintaining an overweight to convenience store operator FamilyMart hurt returns as the holding underperformed its industry counterparts. The fund exited this position in early 2013 on weakening quality and momentum signals. An out-of-benchmark position in wholesale food distributor Mitsubishi Shokuhin was similarly detrimental due the stock’s decline.

A Look Ahead

As we move into the second half of 2013, we believe the low-growth environment seen in many international markets is likely to persist. While economic conditions in Japan appear to be improving, Europe’s recovery continues to lag that of the U.S., and we expect international equity market volatility to remain elevated. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
HSBC Holdings plc	2.6%
Roche Holding AG	2.5%
Sanofi	1.8%
Commonwealth Bank of Australia	1.8%
Nestle SA	1.7%
British American Tobacco plc	1.6%
Total SA	1.6%
Westpac Banking Corp.	1.5%
Australia & New Zealand Banking Group Ltd.	1.4%
AstraZeneca plc	1.4%

Investments by Country	% of net assets
Japan	20.9%
United Kingdom	20.2%
Australia	8.4%
France	8.2%
Germany	8.1%
Switzerland	7.9%
Hong Kong	3.9%
Italy	2.8%
Netherlands	2.4%
Spain	2.3%
Sweden	2.1%
Other Countries	10.0%
Exchange-Traded Funds	1.7%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	97.2%
Exchange-Traded Funds	1.7%
Total Equity Exposure	98.9%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 - 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,057.10	$5.92	1.16%
Institutional Class	$1,000	$1,057.10	$4.90	0.96%
A Class	$1,000	$1,055.80	$7.19	1.41%
C Class	$1,000	$1,051.80	$10.99	2.16%
R Class	$1,000	$1,053.10	$8.45	1.66%
Hypothetical
Investor Class	$1,000	$1,019.04	$5.81	1.16%
Institutional Class	$1,000	$1,020.03	$4.81	0.96%
A Class	$1,000	$1,017.80	$7.05	1.41%
C Class	$1,000	$1,014.08	$10.79	2.16%
R Class	$1,000	$1,016.56	$8.30	1.66%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 97.2%
AUSTRALIA — 8.4%
Australia & New Zealand Banking Group Ltd.	4,341	$113,464
Bendigo and Adelaide Bank Ltd.	1,324	12,193
BlueScope Steel Ltd.(1)	9,147	39,066
Commonwealth Bank of Australia	2,204	139,444
National Australia Bank Ltd.	3,938	106,893
Resolute Mining Ltd.	5,422	2,975
Seven Group Holdings Ltd.	2,254	14,224
Telstra Corp. Ltd.	19,208	83,793
Westpac Banking Corp.	4,344	114,735
Woolworths Ltd.	1,032	30,967
		657,754
AUSTRIA — 0.8%
Oesterreichische Post AG	1,679	65,564
BELGIUM — 1.4%
Ageas	1,071	37,605
Delhaize Group SA	823	50,874
KBC Groep NV	460	17,127
		105,606
DENMARK — 0.7%
Coloplast A/S B Shares	1,022	57,306
FINLAND — 0.9%
Kone Oyj	162	12,873
Nokia Oyj(1)	9,245	34,248
UPM-Kymmene Oyj	2,268	22,230
		69,351
FRANCE — 8.2%
AXA SA	496	9,746
Bouygues SA	3,111	79,409
Cie Generale des Etablissements Michelin Class B	84	7,512
CNP Assurances	1,153	16,546
GDF Suez	3,903	76,434
Sanofi	1,383	143,330
Technicolor SA(1)	8,464	33,713
Thales SA	333	15,550
Total SA	2,570	125,463
UbiSoft Entertainment SA(1)	6,407	83,897
Vinci SA	740	37,137
Vivendi SA	885	16,761
		645,498
GERMANY — 8.1%
Allianz SE	403	$58,883
BASF SE	1,164	103,983
Bayer AG	938	100,032
Deutsche Lufthansa AG(1)	3,555	72,164
Deutsche Telekom AG	3,201	37,349
Gildemeister AG	1,531	34,147
Kabel Deutschland Holding AG	258	28,337
Metro AG	351	11,111
Muenchener Rueckversicherungs AG	249	45,829
ProSiebenSat.1 Media AG Preference Shares	2,132	91,634
SAP AG	299	21,896
Siemens AG	263	26,582
		631,947
HONG KONG — 3.9%
BOC Hong Kong Holdings Ltd.	22,500	69,188
Galaxy Entertainment Group Ltd.(1)	7,000	34,296
Hopewell Holdings Ltd.	8,000	26,663
MGM China Holdings Ltd.	30,800	82,202
SJM Holdings Ltd.	7,000	17,021
Wharf Holdings Ltd.	9,000	75,657
		305,027
IRELAND — 0.8%
Smurfit Kappa Group plc	3,638	60,755
ISRAEL — 1.4%
Bank Hapoalim BM(1)	9,478	42,626
Delek Group Ltd.	163	42,304
Israel Chemicals Ltd.	2,421	23,853
		108,783
ITALY — 2.8%
Enel SpA	23,400	73,405
ENI SpA	4,929	101,242
Mediaset SpA(1)	8,219	31,025
Prysmian SpA	916	17,110
		222,782
JAPAN — 20.9%
Aisin Seiki Co. Ltd.	800	30,611
Alfresa Holdings Corp.	1,100	58,893
Astellas Pharma, Inc.	200	10,869
Bridgestone Corp.	2,600	88,607
Central Japan Railway Co.	800	97,842
Daihatsu Motor Co. Ltd.	1,000	18,955

11

Shares	Value

Daiwa House Industry Co. Ltd.	1,000	$18,663
East Japan Railway Co.	100	7,774
Fuji Heavy Industries Ltd.	4,000	98,609
GMO Internet, Inc.	800	7,663
Hino Motors Ltd.	4,000	58,721
Ito En Ltd.	300	6,945
Japan Airlines Co. Ltd.	600	30,853
Japan Tobacco, Inc.	2,700	95,417
Kao Corp.	2,400	81,670
KDDI Corp.	800	41,621
Kirin Holdings Co. Ltd.	1,000	15,668
Lawson, Inc.	100	7,633
Matsumotokiyoshi Holdings Co. Ltd.	700	20,228
Mitsui Engineering & Shipbuilding Co. Ltd.	28,000	40,936
MS&AD Insurance Group Holdings	1,500	38,143
Nippon Paint Co. Ltd.	4,000	48,235
Nippon Telegraph & Telephone Corp.	600	31,095
NTT Data Corp.	15	53,237
Panasonic Corp.(1)	1,100	8,839
Resona Holdings, Inc.	4,500	21,915
Resorttrust, Inc.	1,000	31,508
Seven & I Holdings Co. Ltd.	600	21,930
Shionogi & Co. Ltd.	400	8,348
SOFTBANK Corp.	1,700	99,244
Sony Corp.	3,100	64,951
Sumitomo Mitsui Trust Holdings, Inc.	12,000	56,019
T&D Holdings, Inc.	1,800	24,210
Takeda Pharmaceutical Co., Ltd.	1,900	85,824
Tokai Rika Co. Ltd.	1,200	23,956
Toshiba TEC Corp.	7,000	37,760
Toyota Motor Corp.	800	48,316
TS Tech Co. Ltd.	1,600	50,817
Yokohama Rubber Co. Ltd. (The)	4,000	40,210
		1,632,735
NETHERLANDS — 2.4%
ING Groep NV CVA(1)	9,248	84,263
Koninklijke Ahold NV	5,545	82,534
Unilever CVA	429	16,895
		183,692
NEW ZEALAND — 0.4%
Telecom Corp. of New Zealand Ltd.	19,683	34,320
NORWAY — 1.7%
Statoil ASA	761	15,698
TGS Nopec Geophysical Co. ASA	1,878	54,568
Yara International ASA	1,561	62,241
		132,507
PORTUGAL — 0.3%
EDP - Energias de Portugal SA	7,635	24,597
SINGAPORE — 1.6%
ComfortDelGro Corp. Ltd.	13,000	18,821
Oversea-Chinese Banking Corp. Ltd.	2,000	15,779
StarHub Ltd.	12,000	39,574
United Overseas Bank Ltd.	3,000	47,006
		121,180
SPAIN — 2.3%
ACS Actividades de Construccion y Servicios SA	1,214	32,157
Banco Santander SA	12,023	76,715
Endesa SA	3,196	68,267
		177,139
SWEDEN — 2.1%
Axfood AB	1,275	53,349
Industrivarden AB C Shares	2,470	41,252
Intrum Justitia AB	1,768	36,250
Telefonaktiebolaget LM Ericsson B Shares	3,197	36,208
		167,059
SWITZERLAND — 7.9%
Helvetia Holding AG	36	14,540
Implenia AG	168	8,377
Inficon Holding AG	65	19,286
Nestle SA	2,003	131,370
Novartis AG	949	67,416
OC Oerlikon Corp. AG	671	7,956
Roche Holding AG	797	198,290
Swiss Life Holding AG	31	5,041
Swiss Reinsurance Co.	1,097	81,647
Zurich Financial Services AG	338	87,672
		621,595
UNITED KINGDOM — 20.2%
Afren plc(1)	32,422	63,859
Antofagasta plc	2,379	28,766
AstraZeneca plc	2,327	110,248

12

Shares	Value

BAE Systems plc	15,185	$88,456
Berendsen plc	1,428	16,170
BHP Billiton plc	1,792	45,844
Bodycote plc	3,600	28,691
BP plc	2,208	15,288
British American Tobacco plc	2,490	127,533
British Sky Broadcasting Group plc	6,183	74,480
Britvic plc	2,665	20,794
BT Group plc	14,518	68,275
Catlin Group Ltd.	9,033	68,584
Centrica plc	6,527	35,758
Evraz plc	18,435	27,085
HSBC Holdings plc	19,644	203,765
Investec plc	2,952	18,574
Lloyds Banking Group plc(1)	17,414	16,728
Micro Focus International plc	4,186	45,204
Mondi plc	6,011	74,785
Next plc	302	20,936
Royal Dutch Shell plc B Shares	3,289	108,852
Soco International plc(1)	4,060	21,569
Standard Chartered plc	3,351	72,730
Standard Life plc	7,688	40,423
Thomas Cook Group plc(1)	10,095	19,853
TUI Travel plc	5,937	32,228
Unilever plc	1,078	43,646
Vodafone Group plc	10,921	31,202
WH Smith plc	1,313	14,338
		1,584,664
TOTAL COMMON STOCKS (Cost $6,979,390)		7,609,861
Exchange-Traded Funds — 1.7%
iShares MSCI Japan Index Fund	3,430	38,485
iShares MSCI EAFE Index Fund	1,600	91,808
TOTAL EXCHANGE-TRADED FUNDS (Cost $132,690)		130,293
Temporary Cash Investments — 1.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $10,498), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $10,283)		10,283
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $31,433), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $30,850)		30,850
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $10,460), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $10,283)		10,283
SSgA U.S. Government Money Market Fund	28,387	28,387
TOTAL TEMPORARY CASH INVESTMENTS (Cost $79,803)		79,803
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $7,191,883)		7,819,957
OTHER ASSETS AND LIABILITIES — 0.1%		9,469
TOTAL NET ASSETS — 100.0%		$7,829,426

Market Sector Diversification
(as a % of net assets)
Financials	24.2%
Consumer Discretionary	12.8%
Industrials	11.7%
Health Care	10.7%
Consumer Staples	10.6%
Materials	6.8%
Energy	6.5%
Telecommunication Services	6.0%
Information Technology	4.3%
Utilities	3.6%
Exchange-Traded Funds	1.7%
Cash and Equivalents*	1.1%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $7,191,883)	$7,819,957
Foreign currency holdings, at value (cost of $16,943)	16,775
Receivable for capital shares sold	29,459
Dividends and interest receivable	25,830
7,892,021

Liabilities
Payable for investments purchased	48,154
Payable for capital shares redeemed	5,502
Accrued management fees	7,306
Distribution and service fees payable	1,633
62,595

Net Assets	$7,829,426

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,343,326
Undistributed net investment income	119,171
Accumulated net realized loss	(3,259,829)
Net unrealized appreciation	626,758
$7,829,426

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$3,233,057	416,168	$7.77
Institutional Class, $0.01 Par Value	$503,865	64,771	$7.78
A Class, $0.01 Par Value	$2,162,389	278,726	$7.76*
C Class, $0.01 Par Value	$973,694	126,149	$7.72
R Class, $0.01 Par Value	$956,421	123,526	$7.74

*Maximum offering price $8.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,456)	$268,916
Interest	53
268,969

Expenses:
Management fees	76,165
Distribution and service fees:
A Class	5,126
C Class	8,162
R Class	4,516
Directors’ fees and expenses	506
Other expenses	57
94,532

Net investment income (loss)	174,437

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	467,192
Foreign currency transactions	(1,560)
465,632

Change in net unrealized appreciation (depreciation) on:
Investments	503,298
Translation of assets and liabilities in foreign currencies	(1,133)
502,165

Net realized and unrealized gain (loss)	967,797

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,142,234

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$174,437	$168,410
Net realized gain (loss)	465,632	(876,436)
Change in net unrealized appreciation (depreciation)	502,165	(642,331)
Net increase (decrease) in net assets resulting from operations	1,142,234	(1,350,357)

Distributions to Shareholders
From net investment income:
Investor Class	(67,431)	(95,745)
Institutional Class	(16,249)	(9,630)
A Class	(65,085)	(35,410)
C Class	(18,335)	(9,514)
R Class	(24,988)	(13,100)
Decrease in net assets from distributions	(192,088)	(163,399)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,205,213	(584,115)

Redemption Fees
Increase in net assets from redemption fees	257	3,364

Net increase (decrease) in net assets	2,155,616	(2,094,507)

Net Assets
Beginning of period	5,673,810	7,768,317
End of period	$7,829,426	$5,673,810

Undistributed net investment income	$119,171	$134,462

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in

17

accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 1.15% for the Investor Class, A Class, C Class and R Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. ACIM owns 44% of the outstanding shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $7,847,889 and $6,693,433, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	202,052	$1,541,413	466,379	$3,322,640
Issued in reinvestment of distributions	9,208	66,666	15,272	95,603
Redeemed	(82,972)	(619,598)	(534,563)	(3,643,820)
	128,288	988,481	(52,912)	(225,577)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	2,141	16,749
Issued in reinvestment of distributions	2,244	16,249	1,538	9,630
Redeemed	(258)	(1,918)	(78,660)	(535,315)
	1,986	14,331	(74,981)	(508,936)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	53,752	405,391	189,346	1,307,866
Issued in reinvestment of distributions	7,572	54,819	5,171	32,369
Redeemed	(60,072)	(447,241)	(43,221)	(294,767)
	1,252	12,969	151,296	1,045,468
B Class/Shares Authorized	N/A		N/A
Redeemed			(116,418)	(792,308)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	20,494	163,261	6,487	45,414
Issued in reinvestment of distributions	2,528	18,282	1,491	9,316
Redeemed	(2,404)	(19,042)	(21,405)	(142,155)
	20,618	162,501	(13,427)	(87,425)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	300	2,325	2,496	19,245
Issued in reinvestment of distributions	3,456	24,988	2,096	13,100
Redeemed	(55)	(382)	(7,306)	(47,682)
	3,701	26,931	(2,714)	(15,337)
Net increase (decrease)	155,845	$1,205,213	(109,156)	$(584,115)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	—	$7,609,861	—
Exchange-Traded Funds	$130,293	—	—
Temporary Cash Investments	28,387	51,416	—
Total Value of Investment Securities	$158,680	$7,661,277	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$192,088	$163,399
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,225,358
Gross tax appreciation of investments	$913,933
Gross tax depreciation of investments	(319,334)
Net tax appreciation (depreciation) of investments	$594,599
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,307)
Net tax appreciation (depreciation)	$593,292
Undistributed ordinary income	$119,162
Accumulated short-term capital losses	$(3,226,354)

21

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited
$(816,093)	$(1,979,923)	$(430,338)

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$6.66	0.22	1.13	1.35	(0.24)	$7.77	20.60%	1.16%	2.85%	101%	$3,233
2012	$8.08	0.15	(1.43)	(1.28)	(0.14)	$6.66	(15.68)%	1.18%	2.42%	113%	$1,917
2011	$5.95	0.20	2.05	2.25	(0.12)	$8.08	38.09%	1.18%	2.53%	77%	$2,755
2010	$5.80	0.10	0.19	0.29	(0.14)	$5.95	4.68%	1.18%	1.55%	83%	$1,490
2009	$9.72	0.20	(3.87)	(3.67)	(0.25)	$5.80	(37.81)%	1.17%	3.09%	131%	$1,704
Institutional Class
2013	$6.67	0.22	1.15	1.37	(0.26)	$7.78	20.81%	0.96%	3.05%	101%	$504
2012	$8.10	0.18	(1.45)	(1.27)	(0.16)	$6.67	(15.59)%	0.98%	2.62%	113%	$419
2011	$5.96	0.21	2.07	2.28	(0.14)	$8.10	38.47%	0.98%	2.73%	77%	$1,116
2010	$5.81	0.11	0.19	0.30	(0.15)	$5.96	4.88%	0.98%	1.75%	83%	$653
2009	$9.73	0.20	(3.86)	(3.66)	(0.26)	$5.81	(37.65)%	0.97%	3.29%	131%	$862
A Class
2013	$6.65	0.19	1.15	1.34	(0.23)	$7.76	20.34%	1.41%	2.60%	101%	$2,162
2012	$8.07	0.18	(1.47)	(1.29)	(0.13)	$6.65	(15.92)%	1.43%	2.17%	113%	$1,845
2011	$5.94	0.16	2.08	2.24	(0.11)	$8.07	37.80%	1.43%	2.28%	77%	$1,019
2010	$5.79	0.09	0.18	0.27	(0.12)	$5.94	4.42%	1.43%	1.30%	83%	$730
2009	$9.71	0.17	(3.86)	(3.69)	(0.23)	$5.79	(38.00)%	1.42%	2.84%	131%	$903

23

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$6.62	0.14	1.13	1.27	(0.17)	$7.72	19.40%	2.16%	1.85%	101%	$974
2012	$8.04	0.11	(1.45)	(1.34)	(0.08)	$6.62	(16.62)%	2.18%	1.42%	113%	$698
2011	$5.92	0.11	2.06	2.17	(0.05)	$8.04	36.72%	2.18%	1.53%	77%	$956
2010	$5.77	0.04	0.18	0.22	(0.07)	$5.92	3.64%	2.18%	0.55%	83%	$631
2009	$9.66	0.13	(3.83)	(3.70)	(0.19)	$5.77	(38.34)%	2.17%	2.09%	131%	$742
R Class
2013	$6.64	0.17	1.14	1.31	(0.21)	$7.74	19.93%	1.66%	2.35%	101%	$956
2012	$8.06	0.14	(1.45)	(1.31)	(0.11)	$6.64	(16.15)%	1.68%	1.92%	113%	$795
2011	$5.93	0.15	2.07	2.22	(0.09)	$8.06	37.52%	1.68%	2.03%	77%	$988
2010	$5.78	0.08	0.17	0.25	(0.10)	$5.93	4.16%	1.68%	1.05%	83%	$682
2009	$9.69	0.16	(3.85)	(3.69)	(0.22)	$5.78	(38.13)%	1.67%	2.59%	131%	$652

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

25

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

 The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

29

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

30

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue

31

to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

34

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For the fiscal year ended June 30, 2013, the fund intends to pass through to shareholders $18,456, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2013, the fund earned $285,019 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2013 are $0.2824 and $0.0183, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79309 1308

ANNUAL REPORT	JUNE 30, 2013

NT Core Equity Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Statement of Cash Flows	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

      Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACNKX	22.54%	20.47%	12/1/11
S&P 500 Index	—	20.60%	20.13%	—

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

 *From 12/1/11, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.86%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

NT Core Equity Plus returned 22.54% for the fiscal year ended June 30, 2013, compared with the 20.60% return of its benchmark, the S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), NT Core Equity Plus posted a solid gain for the 12-month period, outperforming the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The portfolio’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Quality and value signals were aligned with outperforming names in the fund, while momentum insights, particularly with longer horizon signals, detracted from returns during the year.

Absolute Performance Driven by Health Care and Financials

The fund’s strong absolute returns were driven primarily by holdings in the health care and financials sectors. In health care, where pharmaceuticals were particularly helpful, drug maker Pfizer and consumer health manufacturer Johnson & Johnson contributed the most with gains of 26% and 31%, respectively. In financials, the biggest boost came from financial services giant JPMorgan Chase, whose shares rose more than 50% for the year. Among individual securities, positions in several mega-cap technology companies, including Google and Cisco Systems, as well as home improvement retailer Home Depot also boosted absolute returns.

No sector declined on an absolute basis during the year, but a number of short positions—which are designed to profit when a stock’s price declines—weighed on results during a period when many stocks saw significant appreciation.

Materials and Health Care Outperformed

The materials and health care sectors were the best contributors to the fund’s returns relative to the S&P 500. Materials sector outperformance was driven by stock picks in both the metals and mining and chemicals industries. Short positions in a number of mining companies were particularly successful during a period when precious metals prices weakened. A top performer here was gold and silver producer Allied Nevada Gold, whose stock price declined over 80% during the year. An out-of-benchmark position in integrated chemicals and building products manufacturer Axiall (formerly Georgia Gulf) was also beneficial. Axiall’s stock rose nearly 40% thanks to strong demand from an improving housing sector.

In health care, the biggest industry-level contributions came from holdings in health care equipment and supplies and pharmaceuticals. Medical device manufacturer Boston Scientific, where the fund had more exposure than the index, was especially beneficial. Our research shows strong rankings across growth and quality, and we maintain our overweight. Likewise, biopharmaceutical holding Bristol-Myers Squibb enhanced performance after the company posted healthy gains on consistent earnings growth and sector momentum.

5

Other holdings that added value included electronic game retailer GameStop, oil refiner Marathon Petroleum, and mobile hydraulic manufacturer Sauer-Danfoss. GameStop, whose stock climbed 140% during the year, appreciated on improved revenue outlook as investor concerns regarding new console compatibility with prior generations’ games were allayed.

Technology and Consumer Discretionary Detracted from Results

The fund’s holdings in the information technology and consumer discretionary sectors had a negative impact on performance during the year. The most significant detractor in the technology sector, as well as the fund, was a short position in solar industry semiconductor producer SunEdison (formerly MEMC Electronic Materials). Despite high valuations and negative net margins, the company’s stock appreciated on hopes of increased traction of solar energy usage. However, our research confirms that the company looks expensive, and we maintain the fund’s short position. Similarly, a short position in broadband service provider ViaSat hurt results after investors overlooked negative earnings and below-estimate revenue guidance, sending shares soaring 90% during the year. An overweight to semiconductor manufacturer Advanced Micro Devices was also detrimental.

The consumer discretionary sector also proved difficult for relative performance, especially in the diversified consumer services industry. Top detractors in the sector included Bridgepoint Education, whose shares tumbled along with other for-profit education companies. A position in Outerwall Inc. (formerly Coinstar, Inc.) also impacted results after the company issued a weaker-than-expected outlook early in the fiscal year. Our research suggests strong value and quality indicators, and we maintain exposure to the company.

Elsewhere in the portfolio, short positions in several industrials sector holdings also detracted meaningfully. Infrastructure construction company MasTec and industrial manufacturer Colfax both saw significant stock price appreciation on steady revenue growth.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities in both the long and short portions of the portfolio. Our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2013
Top Ten Long Holdings	% of net assets
Exxon Mobil Corp.	3.49%
Apple, Inc.	2.89%
Microsoft Corp.	2.66%
Johnson & Johnson	2.45%
Pfizer, Inc.	2.12%
AT&T, Inc.	2.02%
Google, Inc., Class A	1.83%
Cisco Systems, Inc.	1.79%
Merck & Co., Inc.	1.67%
Home Depot, Inc. (The)	1.55%

Top Five Short Holdings	% of net assets
DreamWorks Animation SKG, Inc., Class A	(0.94)%
SunEdison, Inc.	(0.87)%
NCR Corp.	(0.86)%
Hexcel Corp.	(0.84)%
Air Lease Corp.	(0.81)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.4%
Common Stocks Sold Short	(29.3)%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,146.10	$8.41	1.58%
Hypothetical
Institutional Class	$1,000	$1,016.96	$7.90	1.58%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 128.4%
AEROSPACE AND DEFENSE — 6.2%
Alliant Techsystems, Inc.	14,813	$ 1,219,554
Boeing Co. (The)(1)	36,680	3,757,499
Esterline Technologies Corp.(2)	15,534	1,122,953
General Dynamics Corp.(1)	28,640	2,243,371
Honeywell International, Inc.(1)	33,602	2,665,983
L-3 Communications Holdings, Inc.	2,683	230,040
Northrop Grumman Corp.(1)	31,701	2,624,843
Raytheon Co.	16,680	1,102,882
Textron, Inc.(1)	65,292	1,700,857
		16,667,982
AUTO COMPONENTS — 0.2%
BorgWarner, Inc.(2)	6,396	551,015
BEVERAGES — 0.4%
Coca-Cola Co. (The)(1)	17,429	699,077
PepsiCo, Inc.(1)	3,547	290,109
		989,186
BIOTECHNOLOGY — 2.4%
Amgen, Inc.(1)	21,244	2,095,933
Biogen Idec, Inc.(1)(2)	1,679	361,321
Celgene Corp.(1)(2)	13,133	1,535,379
Cubist Pharmaceuticals, Inc.(2)	13,683	660,889
Gilead Sciences, Inc.(1)(2)	20,930	1,071,825
United Therapeutics Corp.(1)(2)	11,741	772,793
		6,498,140
CAPITAL MARKETS — 4.0%
Evercore Partners, Inc., Class A	26,811	1,053,136
Federated Investors, Inc., Class B(1)	85,874	2,353,806
Goldman Sachs Group, Inc. (The)	21,230	3,211,037
Investment Technology Group, Inc.(1)(2)	71,012	992,748
Janus Capital Group, Inc.(1)	81,011	689,404
SEI Investments Co.(1)	49,364	1,403,419
T. Rowe Price Group, Inc.	3,373	246,735
Waddell & Reed Financial, Inc., Class A	14,464	629,184
		10,579,469
CHEMICALS — 4.8%
CF Industries Holdings, Inc.(1)	9,011	1,545,387
LyondellBasell Industries NV, Class A(1)	36,605	2,425,447
Monsanto Co.(1)	30,335	2,997,098
NewMarket Corp.	6,075	1,595,052
PPG Industries, Inc.	17,073	2,499,658
Sherwin-Williams Co. (The)	3,750	662,250
Valspar Corp. (The)(1)	16,018	1,035,884
		12,760,776
COMMERCIAL BANKS — 0.8%
Hancock Holding Co.	7,910	237,854
Wells Fargo & Co.(1)	46,498	1,918,972
		2,156,826
COMMERCIAL SERVICES AND SUPPLIES — 1.7%
Deluxe Corp.(1)	38,871	1,346,880
Mine Safety Appliances Co.(1)	36,052	1,678,221
RR Donnelley & Sons Co.(1)	112,137	1,571,039
		4,596,140
COMMUNICATIONS EQUIPMENT — 3.9%
ARRIS Group, Inc.(1)(2)	74,110	1,063,479
Brocade Communications Systems, Inc.(1)(2)	266,582	1,535,513
Cisco Systems, Inc.(1)	196,675	4,781,169
InterDigital, Inc.	2,868	128,056
QUALCOMM, Inc.(1)	25,176	1,537,750
Research In Motion Ltd.(1)(2)	141,460	1,481,086
		10,527,053
COMPUTERS AND PERIPHERALS — 4.9%
Apple, Inc.(1)	19,538	7,738,611
EMC Corp.(1)	122,991	2,905,047
Hewlett-Packard Co.(1)	76,626	1,900,325
Seagate Technology plc(1)	4,418	198,059
Western Digital Corp.	7,145	443,633
		13,185,675
CONSTRUCTION AND ENGINEERING — 0.5%
AECOM Technology Corp.(2)	42,540	1,352,347
CONSUMER FINANCE — 0.8%
Cash America International, Inc.(1)	39,416	1,791,851
Credit Acceptance Corp.(2)	3,480	365,574
		2,157,425
CONTAINERS AND PACKAGING — 2.3%
Greif, Inc., Class A(1)	34,152	1,798,786
Owens-Illinois, Inc.(1)(2)	79,042	2,196,577
Packaging Corp. of America(1)	42,493	2,080,457
		6,075,820
DIVERSIFIED CONSUMER SERVICES — 0.7%
Coinstar, Inc.(1)(2)	31,689	1,859,194

10

Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 2.7%
Bank of America Corp.(1)	30,772	$ 395,728
Citigroup, Inc.(1)	9,311	446,648
JPMorgan Chase & Co.(1)	67,518	3,564,275
Moody’s Corp.	15,989	974,210
MSCI, Inc., Class A(1)(2)	58,740	1,954,280
		7,335,141
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.2%
AT&T, Inc.(1)	152,306	5,391,632
CenturyLink, Inc.	64,691	2,286,827
Verizon Communications, Inc.(1)	62,778	3,160,244
Vonage Holdings Corp.(1)(2)	116,132	328,654
		11,167,357
ELECTRIC UTILITIES — 1.7%
Edison International(1)	49,683	2,392,733
Portland General Electric Co.(1)	73,738	2,255,646
		4,648,379
ELECTRICAL EQUIPMENT — 2.9%
Brady Corp., Class A(1)	24,171	742,775
Emerson Electric Co.(1)	46,904	2,558,144
EnerSys(1)	44,373	2,176,052
Rockwell Automation, Inc.	25,792	2,144,347
		7,621,318
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Itron, Inc.(1)(2)	37,876	1,607,079
TE Connectivity Ltd.	26,749	1,218,149
		2,825,228
ENERGY EQUIPMENT AND SERVICES — 1.4%
Ensco plc, Class A	3,453	200,688
Nabors Industries Ltd.	96,557	1,478,288
RPC, Inc.(1)	156,844	2,166,016
		3,844,992
FOOD AND STAPLES RETAILING — 3.2%
CVS Caremark Corp.(1)	58,607	3,351,148
Rite Aid Corp.(1)(2)	693,761	1,984,157
Safeway, Inc.	93,146	2,203,834
Wal-Mart Stores, Inc.(1)	12,866	958,388
		8,497,527
FOOD PRODUCTS — 2.5%
Archer-Daniels-Midland Co.(1)	76,883	2,607,102
General Mills, Inc.	29,198	1,416,979
Hershey Co. (The)	9,447	843,428
Ingredion, Inc.	16,632	1,091,392
Pilgrim’s Pride Corp.(2)	44,371	662,903
		6,621,804
GAS UTILITIES — 0.4%
UGI Corp.	27,641	1,081,040
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.2%
Abbott Laboratories(1)	85,083	2,967,695
Becton Dickinson and Co.	17,122	1,692,167
Boston Scientific Corp.(1)(2)	244,849	2,269,750
Medtronic, Inc.(1)	60,403	3,108,943
St. Jude Medical, Inc.(1)	52,941	2,415,698
Stryker Corp.(1)	20,856	1,348,966
		13,803,219
HEALTH CARE PROVIDERS AND SERVICES — 1.0%
AmerisourceBergen Corp.	26,459	1,477,206
Select Medical Holdings Corp.(1)	142,272	1,166,630
		2,643,836
HOTELS, RESTAURANTS AND LEISURE — 2.3%
Bally Technologies, Inc.(1)(2)	37,773	2,131,153
Cracker Barrel Old Country Store, Inc.	20,246	1,916,486
International Game Technology	118,634	1,982,374
		6,030,013
HOUSEHOLD DURABLES — 1.5%
Garmin Ltd.(1)	47,994	1,735,463
Newell Rubbermaid, Inc.(1)	83,162	2,183,003
		3,918,466
HOUSEHOLD PRODUCTS — 2.5%
Energizer Holdings, Inc.(1)	22,011	2,212,326
Kimberly-Clark Corp.	27,368	2,658,527
Procter & Gamble Co. (The)(1)	21,806	1,678,844
		6,549,697
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.5%
AES Corp. (The)(1)	115,676	1,386,955
INDUSTRIAL CONGLOMERATES — 2.1%
3M Co.(1)	7,628	834,122
Danaher Corp.(1)	43,177	2,733,104
General Electric Co.(1)	83,964	1,947,125
		5,514,351
INSURANCE — 7.4%
Aflac, Inc.(1)	45,404	2,638,881
American International Group, Inc.(1)(2)	72,237	3,228,994
Amtrust Financial Services, Inc.	26,763	955,439
Axis Capital Holdings Ltd.(1)	49,612	2,271,237
Berkshire Hathaway, Inc., Class B(1)(2)	12,103	1,354,568
First American Financial Corp.(1)	64,793	1,428,038
HCC Insurance Holdings, Inc.	31,431	1,354,990

11

Shares	Value

MetLife, Inc.(1)	48,822	$ 2,234,095
Prudential Financial, Inc.(1)	8,288	605,273
Reinsurance Group of America, Inc.	6,594	455,711
RenaissanceRe Holdings Ltd.	3,302	286,581
Torchmark Corp.	15,572	1,014,360
Travelers Cos., Inc. (The)	14,085	1,125,673
XL Group plc	28,742	871,457
		19,825,297
INTERNET AND CATALOG RETAIL — 1.1%
Expedia, Inc.(1)	36,242	2,179,956
HomeAway, Inc.(2)	26,207	847,535
		3,027,491
INTERNET SOFTWARE AND SERVICES — 2.0%
Dice Holdings, Inc.(1)(2)	23,086	212,622
Google, Inc., Class A(1)(2)	5,561	4,895,737
United Online, Inc.(1)	35,060	265,755
		5,374,114
IT SERVICES — 1.8%
Accenture plc, Class A(1)	3,423	246,319
CoreLogic, Inc.(2)	18,173	421,069
International Business Machines Corp.(1)	16,002	3,058,142
SAIC, Inc.(1)	55,727	776,277
Unisys Corp.(1)(2)	19,815	437,317
		4,939,124
LEISURE EQUIPMENT AND PRODUCTS — 2.2%
Hasbro, Inc.(1)	46,232	2,072,581
Mattel, Inc.(1)	49,100	2,224,721
Polaris Industries, Inc.	15,313	1,454,735
		5,752,037
LIFE SCIENCES TOOLS AND SERVICES — 1.5%
Agilent Technologies, Inc.(1)	41,795	1,787,154
Thermo Fisher Scientific, Inc.	27,798	2,352,545
		4,139,699
MACHINERY — 2.7%
Actuant Corp., Class A(1)	51,206	1,688,262
Crane Co.(1)	36,611	2,193,731
Dover Corp.	10,791	838,029
Ingersoll-Rand plc(1)	11,276	626,044
WABCO Holdings, Inc.(1)(2)	25,616	1,913,259
		7,259,325
MEDIA — 4.1%
Comcast Corp., Class A(1)	91,955	3,851,075
DIRECTV(2)	2,272	140,001
Gannett Co., Inc.	58,660	1,434,824
Lions Gate Entertainment Corp.(2)	12,939	355,434
Regal Entertainment Group, Class A	17,165	307,254
Scholastic Corp.(1)	38,687	1,133,142
Time Warner Cable, Inc.(1)	22,711	2,554,533
Time Warner, Inc.	22,408	1,295,631
		11,071,894
METALS AND MINING — 1.1%
Coeur Mining, Inc.(1)(2)	66,095	879,063
Reliance Steel & Aluminum Co.	10,914	715,522
Worthington Industries, Inc.(1)	44,273	1,403,897
		2,998,482
MULTILINE RETAIL — 0.6%
Dillard’s, Inc., Class A(1)	17,147	1,405,540
Macy’s, Inc.(1)	4,029	193,392
		1,598,932
OIL, GAS AND CONSUMABLE FUELS — 8.7%
Chevron Corp.(1)	20,258	2,397,332
ConocoPhillips(1)	49,451	2,991,785
Delek US Holdings, Inc.	9,791	281,785
Exxon Mobil Corp.(1)	103,271	9,330,535
Marathon Petroleum Corp.(1)	32,565	2,314,069
Suncor Energy, Inc.(1)	19,963	588,709
Tesoro Corp.(1)	34,031	1,780,502
Valero Energy Corp.(1)	53,906	1,874,311
Western Refining, Inc.(1)	60,413	1,695,793
		23,254,821
PHARMACEUTICALS — 8.6%
AbbVie, Inc.	30,734	1,270,543
Allergan, Inc.	4,322	364,085
Bristol-Myers Squibb Co.(1)	46,840	2,093,280
Eli Lilly & Co.(1)	52,017	2,555,075
Johnson & Johnson(1)	76,451	6,564,083
Merck & Co., Inc.(1)	96,063	4,462,126
Pfizer, Inc.(1)	202,681	5,677,095
		22,986,287
PROFESSIONAL SERVICES — 0.5%
Dun & Bradstreet Corp.	14,583	1,421,113
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.3%
Applied Materials, Inc.(1)	134,443	2,004,545
Broadcom Corp., Class A(1)	62,794	2,119,926
First Solar, Inc.(2)	17,400	778,302
Intel Corp.(1)	6,404	155,105
KLA-Tencor Corp.(1)	27,377	1,525,720
LSI Corp.(1)(2)	153,763	1,097,868
NVIDIA Corp.(1)	78,542	1,101,944
		8,783,410

12

Shares	Value

SOFTWARE — 6.3%
Activision Blizzard, Inc.(1)	121,040	$ 1,726,031
CA, Inc.	7,416	212,320
Cadence Design Systems, Inc.(1)(2)	18,121	262,392
Mentor Graphics Corp.(1)	85,735	1,676,119
Microsoft Corp.(1)	205,995	7,113,007
Oracle Corp.(1)	127,996	3,932,037
Symantec Corp.(1)	90,472	2,032,906
		16,954,812
SPECIALTY RETAIL — 5.5%
Abercrombie & Fitch Co., Class A	11,986	542,367
American Eagle Outfitters, Inc.	22,405	409,115
Buckle, Inc. (The)(1)	33,855	1,761,137
Foot Locker, Inc.(1)	21,619	759,476
GameStop Corp., Class A(1)	58,647	2,464,933
Gap, Inc. (The)(1)	59,314	2,475,173
Home Depot, Inc. (The)(1)	53,603	4,152,624
PetSmart, Inc.(1)	31,992	2,143,144
		14,707,969
TEXTILES, APPAREL AND LUXURY GOODS — 1.1%
Hanesbrands, Inc.(1)	44,238	2,274,718
Iconix Brand Group, Inc.(1)(2)	24,218	712,251
		2,986,969
THRIFTS AND MORTGAGE FINANCE — 0.7%
Ocwen Financial Corp.(1)(2)	43,352	1,786,969
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
MRC Global, Inc.(2)	43,384	1,198,266
TOTAL COMMON STOCKS (Cost $294,913,908)		343,513,382
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $329,232), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $322,500)		322,498
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $985,775), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $967,498)		967,494
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $328,025), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $322,499)		322,498
SSgA U.S. Government Money Market Fund	911,848	$ 911,848
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,524,338)		2,524,338
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 129.3% (Cost $297,438,246)		346,037,720
Common Stocks Sold Short — (29.3)%
AEROSPACE AND DEFENSE — (1.3)%
DigitalGlobe, Inc.	(40,501)	(1,255,936)
Hexcel Corp.	(65,680)	(2,236,404)
		(3,492,340)
AIR FREIGHT AND LOGISTICS — (0.5)%
UTi Worldwide, Inc.	(88,948)	(1,464,974)
BIOTECHNOLOGY — (0.8)%
Ariad Pharmaceuticals, Inc.	(38,269)	(669,325)
Medivation, Inc.	(14,847)	(730,472)
Theravance, Inc.	(17,547)	(676,086)
		(2,075,883)
CAPITAL MARKETS — (0.4)%
Cohen & Steers, Inc.	(10,521)	(357,504)
Stifel Financial Corp.	(23,079)	(823,228)
		(1,180,732)
CHEMICALS — (1.3)%
Cytec Industries, Inc.	(25,601)	(1,875,273)
Praxair, Inc.	(3,905)	(449,700)
Tronox Ltd., Class A	(58,914)	(1,187,117)
		(3,512,090)
COMMERCIAL BANKS — (0.3)%
Trustmark Corp.	(31,276)	(768,764)
COMMERCIAL SERVICES AND SUPPLIES — (0.3)%
Clean Harbors, Inc.	(15,364)	(776,343)
COMMUNICATIONS EQUIPMENT — (0.8)%
ViaSat, Inc.	(29,713)	(2,123,291)
COMPUTERS AND PERIPHERALS — (0.9)%
NCR Corp.	(69,365)	(2,288,351)
CONTAINERS AND PACKAGING — (0.3)%
MeadWestvaco Corp.	(20,239)	(690,352)
ELECTRICAL EQUIPMENT — (0.5)%
Franklin Electric Co., Inc.	(13,836)	(465,582)
GrafTech International Ltd.	(119,605)	(870,724)
		(1,336,306)
ENERGY EQUIPMENT AND SERVICES — (0.5)%
Hornbeck Offshore Services, Inc.	(3,431)	(183,558)
SEACOR Holdings, Inc.	(12,686)	(1,053,572)
Unit Corp.	(3,258)	(138,726)
		(1,375,856)

13

Shares	Value

FOOD PRODUCTS — (0.8)%
Hain Celestial Group, Inc. (The)	(16,166)	$ (1,050,305)
Snyders-Lance, Inc.	(43,566)	(1,237,710)
		(2,288,015)
GAS UTILITIES — (0.9)%
New Jersey Resources Corp.	(32,202)	(1,337,349)
ONEOK, Inc.	(11,441)	(472,628)
South Jersey Industries, Inc.	(9,029)	(518,355)
		(2,328,332)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.0)%
Haemonetics Corp.	(40,155)	(1,660,409)
Hologic, Inc.	(54,213)	(1,046,311)
		(2,706,720)
HEALTH CARE PROVIDERS AND SERVICES — (1.4)%
Air Methods Corp.	(3,809)	(129,049)
Catamaran Corp.	(9,925)	(483,546)
DaVita HealthCare Partners, Inc.	(4,279)	(516,903)
Health Net, Inc.	(34,621)	(1,101,640)
Team Health Holdings, Inc.	(16,640)	(683,405)
WellCare Health Plans, Inc.	(13,924)	(773,478)
		(3,688,021)
HOTELS, RESTAURANTS AND LEISURE — (0.5)%
BJ’s Restaurants, Inc.	(18,376)	(681,750)
Penn National Gaming, Inc.	(11,390)	(602,075)
		(1,283,825)
HOUSEHOLD DURABLES — (1.4)%
Ryland Group, Inc.	(18,173)	(728,737)
Standard Pacific Corp.	(191,646)	(1,596,411)
Toll Brothers, Inc.	(40,960)	(1,336,525)
		(3,661,673)
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — (0.7)%
NRG Energy, Inc.	(70,241)	(1,875,435)
INSURANCE — (0.5)%
RLI Corp.	(16,586)	(1,267,336)
IT SERVICES — (0.6)%
Convergys Corp.	(87,199)	(1,519,879)
MACHINERY — (0.5)%
Pentair Ltd.	(25,716)	(1,483,556)
MEDIA — (1.6)%
DreamWorks Animation SKG, Inc., Class A	(97,681)	(2,506,495)
Loral Space & Communications, Inc.	(31,936)	(1,915,521)
		(4,422,016)
METALS AND MINING — (2.1)%
AK Steel Holding Corp.	(49,767)	(151,292)
Allied Nevada Gold Corp.	(48,719)	(315,699)
AuRico Gold, Inc.	(131,010)	(572,514)
Compass Minerals International, Inc.	(10,569)	(893,397)
Hecla Mining Co.	(185,622)	(553,153)
Royal Gold, Inc.	(10,722)	(451,182)
Silver Standard Resources, Inc.	(59,171)	(375,144)
Stillwater Mining Co.	(141,847)	(1,523,437)
Tahoe Resources, Inc.	(17,354)	(245,559)
Thompson Creek Metals Co., Inc.	(190,097)	(575,994)
		(5,657,371)
MULTILINE RETAIL — (0.1)%
J.C. Penney Co., Inc.	(8,089)	(138,160)
OIL, GAS AND CONSUMABLE FUELS — (1.5)%
Approach Resources, Inc.	(9,045)	(222,236)
Bill Barrett Corp.	(26,830)	(542,502)
Consol Energy, Inc.	(38,965)	(1,055,951)
Gulfport Energy Corp.	(4,501)	(211,862)
Kodiak Oil & Gas Corp.	(93,802)	(833,900)
Range Resources Corp.	(3,352)	(259,177)
SM Energy Co.	(16,561)	(993,329)
		(4,118,957)
PHARMACEUTICALS — (0.2)%
ViroPharma, Inc.	(9,039)	(258,967)
VIVUS, Inc.	(32,115)	(404,007)
		(662,974)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (0.3)%
SL Green Realty Corp.	(9,185)	(810,025)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (0.8)%
Brookfield Office Properties, Inc.	(113,109)	(1,886,658)
Forest City Enterprises, Inc., Class A	(8,407)	(150,570)
		(2,037,228)
ROAD AND RAIL — (0.7)%
Genesee & Wyoming, Inc., Class A	(22,635)	(1,920,353)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (0.9)%
SunEdison, Inc.	(285,309)	(2,330,975)
SOFTWARE — (0.3)%
Solera Holdings, Inc.	(16,225)	(902,921)
SPECIALTY RETAIL — (1.9)%
CarMax, Inc.	(44,608)	(2,059,105)
Pier 1 Imports, Inc.	(52,724)	(1,238,487)
Tiffany & Co.	(25,307)	(1,843,362)
		(5,140,954)
TEXTILES, APPAREL AND LUXURY GOODS — (0.5)%
Wolverine World Wide, Inc.	(23,336)	(1,274,379)

14

Shares	Value

THRIFTS AND MORTGAGE FINANCE — (0.1)%
MGIC Investment Corp.	(33,910)	$ (205,834)
TRADING COMPANIES AND DISTRIBUTORS — (2.1)%
Air Lease Corp.	(78,427)	(2,163,801)
GATX Corp.	(6,254)	(296,627)
Textainer Group Holdings Ltd.	(54,739)	(2,104,167)
Watsco, Inc.	(13,879)	(1,165,281)
		(5,729,876)
TOTAL COMMON STOCKS SOLD SHORT — (29.3)% (Proceeds $74,869,567)		(78,540,097)
OTHER ASSETS AND LIABILITIES†		78,014
TOTAL NET ASSETS — 100.0%		$267,575,637

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $222,564,339.

(2)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $297,438,246)	$346,037,720
Deposits with broker for securities sold short	54,910
Receivable for capital shares sold	27,298
Dividends and interest receivable	287,166
346,407,094

Liabilities
Securities sold short, at value (proceeds of $74,869,567)	78,540,097
Accrued management fees	243,514
Dividend expense payable on securities sold short	45,780
Broker fees and charges payable on securities sold short	2,066
78,831,457

Net Assets	$267,575,637

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	20,496,477

Net Asset Value Per Share	$13.05

Net Assets Consist of:
Capital (par value and paid-in surplus)	$214,080,350
Undistributed net investment income	128,812
Undistributed net realized gain	8,437,531
Net unrealized appreciation	44,928,944
$267,575,637

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,098)	$6,737,558
Interest	4,647
6,742,205

Expenses:
Dividend expense on securities sold short	689,139
Broker fees and charges on securities sold short	550,619
Management fees	2,469,857
Directors’ fees and expenses	10,014
Other expenses	52
3,719,681

Net investment income (loss)	3,022,524

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	20,002,370
Securities sold short transactions	(8,674,847)
Futures contract transactions	422,359
Foreign currency transactions	460
11,750,342

Change in net unrealized appreciation (depreciation) on:
Investments	37,409,241
Securities sold short	(6,608,286)
Translation of assets and liabilities in foreign currencies	(120)
30,800,835

Net realized and unrealized gain (loss)	42,551,177

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,573,701

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2013 AND PERIOD ENDED JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012(1)
Operations
Net investment income (loss)	$3,022,524	$518,240
Net realized gain (loss)	11,750,342	(655,559)
Change in net unrealized appreciation (depreciation)	30,800,835	14,128,109
Net increase (decrease) in net assets resulting from operations	45,573,701	13,990,790

Distributions to Shareholders
From net investment income	(3,503,918)	(62,154)
From net realized gains	(2,503,132)	—
Decrease in net assets from distributions	(6,007,050)	(62,154)

Capital Share Transactions
Proceeds from shares sold	55,757,312	174,768,199
Proceeds from reinvestment of distributions	6,007,050	62,154
Payments for shares redeemed	(22,403,513)	(110,852)
Net increase (decrease) in net assets from capital share transactions	39,360,849	174,719,501

Net increase (decrease) in net assets	78,927,500	188,648,137

Net Assets
Beginning of period	188,648,137	—
End of period	$267,575,637	$188,648,137

Undistributed net investment income	$128,812	$465,551

Transactions in Shares of the Fund
Sold	4,747,230	17,234,318
Issued in reinvestment of distributions	507,547	6,130
Redeemed	(1,988,165)	(10,583)
Net increase (decrease) in shares of the fund	3,266,612	17,229,865

(1)	December 1, 2011 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

18

Statement of Cash Flows

YEAR ENDED JUNE 30, 2013
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$45,573,701
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(265,613,406)
Proceeds from investments sold	219,501,199
Purchases to cover securities sold short	(90,289,999)
Proceeds from securities sold short	97,581,797
(Increase) decrease in short-term investments	(1,257,253)
(Increase) decrease in deposits with broker for securities sold short	2,222,463
(Increase) decrease in receivable for investments sold	1,017,795
(Increase) decrease in dividends and interest receivable	(87,461)
Increase (decrease) in accrued management fees	79,769
Increase (decrease) in dividend expense payable on securities sold short	25,451
Increase (decrease) in broker fees and charges payable on securities sold short	(1,886)
Change in net unrealized (appreciation) depreciation on investments	(37,409,241)
Net realized (gain) loss on investment transactions	(20,002,370)
Change in net unrealized (appreciation) depreciation on securities sold short	6,608,286
Net realized (gain) loss on securities sold short transactions	8,674,847
Net cash from (used in) operating activities	(33,376,308)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	55,767,012
Payments for shares redeemed	(22,403,513)
Distributions paid, net of reinvestments	—
Net cash from (used in) financing activities	33,363,499

Net Increase (Decrease) In Cash	(12,809)
Cash at beginning of period	12,809
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $6,007,050.

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The fund incepted on December 1, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

21

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund’s Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2013 was 1.10%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2013 were $355,575,963 and $317,023,863, respectively.

22

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$343,513,382	—	—
Temporary Cash Investments	911,848	$1,612,490	—
Total Value of Investment Securities	$344,425,230	$1,612,490	—

Securities Sold Short
Total Value of Common Stocks Sold Short	$(78,540,097)	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $422,359 in net realized gain (loss) on futures contract transactions.

23

7. Risk Factors

The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

8. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2013 and period December 1, 2011 (fund inception) through June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$5,753,135	$62,154
Long-term capital gains	$253,915	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$297,596,590
Gross tax appreciation of investments	$53,126,279
Gross tax depreciation of investments	(4,685,149)
Net tax appreciation (depreciation) of investments	$48,441,130
Net tax appreciation (depreciation) on securities sold short	$(3,792,221)
Net tax appreciation (depreciation)	$44,648,909
Undistributed ordinary income	$2,422,105
Accumulated long-term gains	$6,424,273

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$10.95	0.16	2.26	2.42	(0.18)	(0.14)	(0.32)	$13.05	22.54%	1.66%	1.10%	1.35%	111%	$267,576
2012(3)	$10.00	0.03	0.92	0.95	—(4)	—	—(4)	$10.95	9.55%	1.86%(5)	1.11%(5)	0.53%(5)	81%	$188,648

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	December 1, 2011 (fund inception) through June 30, 2012.
(4)	Per-share amount was less than $0.005.
(5)	Annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the NT Core Equity Plus Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented, its cash flows for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

26

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

30

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

31

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue

32

to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $5,753,135, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $253,915, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2013.

The fund hereby designates $2,249,217 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79323 1308

ANNUAL REPORT	JUNE 30, 2013

NT Equity Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Approval of Management Agreement	26
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLEX	21.39%	6.70%	5.07%	5/12/06
S&P 500 Index	—	20.60%	7.01%	5.34%	—

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

NT Equity Growth returned 21.39% for the fiscal year ended June 30, 2013, compared with the 20.60% return of its benchmark, the S&P 500 Index.

In a year of strength for U.S. equity markets (see page 3 for details), NT Equity Growth posted a solid gain for the 12-month period, outperforming the S&P 500. Holdings in the materials and information technology sectors contributed the most to the fund’s outperformance.

NT Equity Growth’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Each of these fundamental drivers of stock returns contributed to the success of the fund during the period.

Absolute Performance Driven by Financials and Health Care

NT Equity Growth’s absolute returns were driven primarily by holdings in the financials and health care sectors. In financials, the strongest gains were attributable to financial services giant JPMorgan Chase, whose shares rose more than 50% for the year, while in health care, consumer health manufacturer Johnson & Johnson and drug maker Pfizer contributed most, with gains of 31% and 26%, respectively. Among individual securities, positions in several mega-cap technology companies including Google and Cisco Systems also boosted absolute returns. No sector detracted from performance for the 12-month period.

Materials and Technology Outperformed

The materials and information technology sectors posted the highest contributions to the fund’s returns relative to the S&P 500. Materials sector outperformance was driven by strong stock selection in both the chemicals and metals and mining industries. The single highest contributor in the sector was above-index exposure to chemicals manufacturer LyondellBasell Industries, which appreciated nearly 80% on robust earnings growth over the 12-month period. Our research suggests continued strong growth as well as attractive valuations, and we maintain an overweight position in the holding. Small positive contributions from a number of other materials stocks also contributed to gains.

In information technology, the biggest industry-level contributions came from software, communications equipment, and computers and peripherals, while top individual contributors were spread throughout a variety of industries. Among the most successful holdings were Western Digital and Seagate Technology. Western Digital, a maker of storage product solutions, gained 108% for the year on robust revenue and earnings gains. Our research shows a strong fundamental profile across value, quality, growth, and momentum. Hard-disk manufacturer Seagate Technology had a strong fundamental profile and benefited from several analyst upgrades. Networking giant Cisco and security software maker Symantec also contributed favorably to relative results.

5

Other top-performing overweight positions in the portfolio included oil refiner Marathon Petroleum (which was also a top absolute performer), mobile hydraulic manufacturer Sauer-Danfoss, and airplane manufacturer Boeing. Avoiding the tobacco industry also helped as that industry underperformed the broad market.

Financials Main Detractor

Although the financials sector was the strongest contributor to the fund’s absolute returns, the sector proved challenging to relative performance. The negative contribution was a result of both an underweight to the sector as well as challenging stock selection. The greatest negative impact came from lower-than-index exposure to several banking names that appreciated significantly during the period. For example, it hurt to have no exposure for much of the year to banking giant Citigroup, which gained 75% during the period as it rebounded from multi-year lows. Our current research shows an improved profile from a year ago, particularly in expected growth and momentum. Accordingly, we initiated a position in the company during the second quarter of 2013. Similarly, although the fund maintained a position in Bank of America, our exposure was less than that of the benchmark. This underweight hurt relative results during a period when Bank of America shares saw a 58% gain.

The consumer discretionary sector also proved difficult for relative performance as small losses across several industries and holdings limited performance. Top detractors in the sector included ITT Educational Services, whose shares tumbled along with other for-profit education companies. A relatively small position in Coinstar (now called Outerwall Inc.) hurt results after issuing a weaker-than-expected outlook early in the fiscal year. Our research suggests strong value and quality indicators, and we maintain exposure to the company.

Elsewhere in the portfolio, individual relative detractors included biopharmaceutical company Gilead Sciences, semiconductor manufacturer Advanced Micro Devices, and energy drink maker Monster Beverage Corp.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such we do not see significant deviations versus the S&P 500. Currently, the fund’s largest, but modest, overweights are in technology, consumer discretionary, and health care, while the underweights are led by energy and financials.

6

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.5%
Apple, Inc.	3.3%
Microsoft Corp.	2.7%
Johnson & Johnson	2.5%
Pfizer, Inc.	2.2%
AT&T, Inc.	2.1%
Cisco Systems, Inc.	1.8%
Google, Inc., Class A	1.8%
Merck & Co., Inc.	1.7%
International Business Machines Corp.	1.7%

Top Five Industries	% of net assets
Pharmaceuticals	7.9%
Oil, Gas and Consumable Fuels	7.8%
Insurance	6.9%
Computers and Peripherals	6.3%
Software	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*

*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 - 6/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,141.00	$2.49	0.47%
Hypothetical
Institutional Class	$1,000	$1,022.46	$2.36	0.47%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 4.9%
Boeing Co. (The)	104,181	$10,672,302
General Dynamics Corp.	48,077	3,765,871
Honeywell International, Inc.	115,027	9,126,242
Northrop Grumman Corp.	98,044	8,118,043
Raytheon Co.	102,623	6,785,433
		38,467,891
AUTO COMPONENTS — 0.5%
BorgWarner, Inc.(1)	44,284	3,815,067
BEVERAGES — 0.5%
Coca-Cola Co. (The)	56,657	2,272,512
PepsiCo, Inc.	15,560	1,272,653
		3,545,165
BIOTECHNOLOGY — 2.3%
Amgen, Inc.	101,352	9,999,388
Celgene Corp.(1)	59,255	6,927,502
Gilead Sciences, Inc.(1)	5,906	302,446
United Therapeutics Corp.(1)	16,385	1,078,461
		18,307,797
CAPITAL MARKETS — 2.1%
Federated Investors, Inc., Class B	67,033	1,837,375
Goldman Sachs Group, Inc. (The)	60,844	9,202,655
T. Rowe Price Group, Inc.	9,470	692,730
Waddell & Reed Financial, Inc., Class A	107,976	4,696,956
		16,429,716
CHEMICALS — 3.4%
CF Industries Holdings, Inc.	12,994	2,228,471
LyondellBasell Industries NV, Class A	114,289	7,572,789
Monsanto Co.	85,800	8,477,040
NewMarket Corp.	6,421	1,685,898
PPG Industries, Inc.	47,226	6,914,359
		26,878,557
COMMERCIAL BANKS — 1.7%
Wells Fargo & Co.	324,366	13,386,585
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Deluxe Corp.	34,127	1,182,501
COMMUNICATIONS EQUIPMENT — 2.4%
Brocade Communications Systems, Inc.(1)	123,113	709,131
Cisco Systems, Inc.	575,369	13,987,220
QUALCOMM, Inc.	68,524	4,185,446
		18,881,797
COMPUTERS AND PERIPHERALS — 6.3%
Apple, Inc.	65,222	25,833,130
EMC Corp.	368,784	8,710,678
Hewlett-Packard Co.	276,890	6,866,872
Seagate Technology plc	54,981	2,464,798
Western Digital Corp.	80,011	4,967,883
		48,843,361
CONSUMER FINANCE — 0.6%
Cash America International, Inc.	111,509	5,069,199
CONTAINERS AND PACKAGING — 1.1%
Owens-Illinois, Inc.(1)	134,779	3,745,508
Packaging Corp. of America	100,586	4,924,691
		8,670,199
DIVERSIFIED CONSUMER SERVICES — 0.3%
Coinstar, Inc.(1)	34,459	2,021,709
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Bank of America Corp.	72,660	934,408
Citigroup, Inc.	50,784	2,436,108
JPMorgan Chase & Co.	97,413	5,142,432
Moody’s Corp.	111,793	6,811,548
MSCI, Inc., Class A(1)	34,560	1,149,811
		16,474,307
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
AT&T, Inc.	459,547	16,267,964
CenturyLink, Inc.	197,808	6,992,513
Verizon Communications, Inc.	108,851	5,479,559
		28,740,036
ELECTRIC UTILITIES — 1.4%
Edison International	146,664	7,063,338
Portland General Electric Co.	134,753	4,122,094
		11,185,432
ELECTRICAL EQUIPMENT — 1.8%
Emerson Electric Co.	141,482	7,716,428
Rockwell Automation, Inc.	73,198	6,085,682
		13,802,110
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
TE Connectivity Ltd.	103,992	4,735,796
ENERGY EQUIPMENT AND SERVICES — 0.2%
RPC, Inc.	111,928	1,545,726
FOOD AND STAPLES RETAILING — 2.5%
CVS Caremark Corp.	125,620	7,182,952
Kroger Co. (The)	114,529	3,955,832
Rite Aid Corp.(1)	524,489	1,500,038

10

Shares	Value

Safeway, Inc.	259,369	$6,136,670
Wal-Mart Stores, Inc.	14,198	1,057,609
		19,833,101
FOOD PRODUCTS — 2.7%
Archer-Daniels-Midland Co.	223,496	7,578,749
General Mills, Inc.	166,416	8,076,169
Hershey Co. (The)	33,973	3,033,109
Ingredion, Inc.	33,869	2,222,484
		20,910,511
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.6%
Abbott Laboratories	248,680	8,673,958
Becton Dickinson and Co.	73,944	7,307,885
Medtronic, Inc.	177,947	9,158,932
St. Jude Medical, Inc.	154,271	7,039,386
Stryker Corp.	28,375	1,835,295
Zimmer Holdings, Inc.	25,123	1,882,718
		35,898,174
HEALTH CARE PROVIDERS AND SERVICES — 0.4%
AmerisourceBergen Corp.	57,731	3,223,122
HOTELS, RESTAURANTS AND LEISURE — 1.2%
Bally Technologies, Inc.(1)	61,344	3,461,029
Cracker Barrel Old Country Store, Inc.	25,599	2,423,201
International Game Technology	213,187	3,562,355
		9,446,585
HOUSEHOLD DURABLES — 1.4%
Garmin Ltd.	132,592	4,794,527
Newell Rubbermaid, Inc.	233,500	6,129,375
		10,923,902
HOUSEHOLD PRODUCTS — 2.6%
Energizer Holdings, Inc.	64,556	6,488,524
Kimberly-Clark Corp.	81,331	7,900,493
Procter & Gamble Co. (The)	73,954	5,693,718
		20,082,735
INDUSTRIAL CONGLOMERATES — 2.0%
Carlisle Cos., Inc.	16,732	1,042,571
Danaher Corp.	127,155	8,048,911
General Electric Co.	283,820	6,581,786
		15,673,268
INSURANCE — 6.9%
Aflac, Inc.	135,612	7,881,769
American International Group, Inc.(1)	213,488	9,542,913
Amtrust Financial Services, Inc.	25,531	911,457
Axis Capital Holdings Ltd.	80,438	3,682,452
Berkshire Hathaway, Inc., Class B(1)	30,280	3,388,938
First American Financial Corp.	64,299	1,417,150
HCC Insurance Holdings, Inc.	27,249	1,174,704
MetLife, Inc.	201,801	9,234,414
Reinsurance Group of America, Inc.	59,163	4,088,755
RenaissanceRe Holdings Ltd.	44,907	3,897,478
Torchmark Corp.	22,727	1,480,437
Travelers Cos., Inc. (The)	87,701	7,009,064
		53,709,531
INTERNET AND CATALOG RETAIL — 0.7%
Expedia, Inc.	93,378	5,616,687
INTERNET SOFTWARE AND SERVICES — 1.8%
Google, Inc., Class A(1)	15,517	13,660,701
IT SERVICES — 1.7%
International Business Machines Corp.	70,705	13,512,433
LEISURE EQUIPMENT AND PRODUCTS — 1.6%
Hasbro, Inc.	140,946	6,318,609
Mattel, Inc.	141,624	6,416,984
		12,735,593
MACHINERY — 0.3%
Crane Co.	33,586	2,012,473
MEDIA — 2.0%
Comcast Corp., Class A	276,319	11,572,240
Time Warner, Inc.	69,603	4,024,445
		15,596,685
METALS AND MINING — 0.2%
Worthington Industries, Inc.	41,752	1,323,956
MULTILINE RETAIL — 0.8%
Dillard’s, Inc., Class A	25,843	2,118,351
Target Corp.	54,418	3,747,223
		5,865,574
OIL, GAS AND CONSUMABLE FUELS — 7.8%
Chevron Corp.	56,672	6,706,564
ConocoPhillips	50,940	3,081,870
Delek US Holdings, Inc.	61,993	1,784,159
Exxon Mobil Corp.	304,371	27,499,920
Marathon Petroleum Corp.	95,917	6,815,862
Tesoro Corp.	80,032	4,187,274
Valero Energy Corp.	193,575	6,730,603
Western Refining, Inc.	139,297	3,910,067
		60,716,319
PHARMACEUTICALS — 7.9%
AbbVie, Inc.	85,905	3,551,313
Allergan, Inc.	3,154	265,693
Eli Lilly & Co.	162,957	8,004,448

11

Shares	Value

Johnson & Johnson	223,273	$19,170,220
Merck & Co., Inc.	292,674	13,594,707
Pfizer, Inc.	602,304	16,870,535
		61,456,916
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.8%
Broadcom Corp., Class A	200,290	6,761,790
Intel Corp.	6,464	156,558
KLA-Tencor Corp.	43,654	2,432,837
Texas Instruments, Inc.	139,849	4,876,535
		14,227,720
SOFTWARE — 5.6%
Activision Blizzard, Inc.	253,264	3,611,545
CA, Inc.	163,985	4,694,891
Microsoft Corp.	602,068	20,789,408
Oracle Corp.	370,359	11,377,428
Symantec Corp.	149,804	3,366,096
		43,839,368
SPECIALTY RETAIL — 4.5%
American Eagle Outfitters, Inc.	203,406	3,714,194
Buckle, Inc. (The)	32,861	1,709,429
GameStop Corp., Class A	143,997	6,052,194
Gap, Inc. (The)	169,618	7,078,159
Home Depot, Inc. (The)	157,427	12,195,870
PetSmart, Inc.	69,163	4,633,229
		35,383,075
TEXTILES, APPAREL AND LUXURY GOODS — 1.4%
Hanesbrands, Inc.	88,328	4,541,826
Ralph Lauren Corp.	36,640	6,365,833
		10,907,659
THRIFTS AND MORTGAGE FINANCE — 0.6%
Ocwen Financial Corp.(1)	107,220	4,419,608
TOTAL COMMON STOCKS (Cost $653,321,325)		772,958,647
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $869,298), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $851,520)		851,516
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $2,602,819), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $2,554,559)		2,554,548
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $866,109), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $851,519)		851,516
SSgA U.S. Government Money Market Fund	2,350,599	2,350,599
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,608,179)		6,608,179
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $659,929,504)		779,566,826
OTHER ASSETS AND LIABILITIES†		110,198
TOTAL NET ASSETS — 100.0%		$779,677,024

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $659,929,504)	$779,566,826
Receivable for capital shares sold	129,124
Dividends and interest receivable	692,991
780,388,941

Liabilities
Payable for capital shares redeemed	407,856
Accrued management fees	304,061
711,917

Net Assets	$779,677,024

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	200,000,000
Shares outstanding	67,349,079

Net Asset Value Per Share	$11.58

Net Assets Consist of:
Capital (par value and paid-in surplus)	$608,194,022
Undistributed net investment income	635,711
Undistributed net realized gain	51,209,969
Net unrealized appreciation	119,637,322
$779,677,024

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $105,880)	$16,453,630
Interest	9,680
16,463,310

Expenses:
Management fees	3,099,476
Directors’ fees and expenses	29,383
3,128,859

Net investment income (loss)	13,334,451

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	70,576,229
Futures contract transactions	1,336,271
Foreign currency transactions	436
71,912,936

Change in net unrealized appreciation (depreciation) on:
Investments	42,809,125
Translation of assets and liabilities in foreign currencies	(250)
42,808,875

Net realized and unrealized gain (loss)	114,721,811

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,056,262

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$13,334,451	$9,053,571
Net realized gain (loss)	71,912,936	15,069,568
Change in net unrealized appreciation (depreciation)	42,808,875	426,546
Net increase (decrease) in net assets resulting from operations	128,056,262	24,549,685

Distributions to Shareholders
From net investment income	(12,886,615)	(8,917,757)
From net realized gains	(28,744,659)	(17,931,780)
Decrease in net assets from distributions	(41,631,274)	(26,849,537)

Capital Share Transactions
Proceeds from shares sold	185,962,552	148,664,112
Proceeds from reinvestment of distributions	41,631,274	26,849,537
Payments for shares redeemed	(93,334,487)	(164,422,725)
Net increase (decrease) in net assets from capital share transactions	134,259,339	11,090,924

Net increase (decrease) in net assets	220,684,327	8,791,072

Net Assets
Beginning of period	558,992,697	550,201,625
End of period	$779,677,024	$558,992,697

Undistributed net investment income	$635,711	$452,866

Transactions in Shares of the Fund
Sold	17,428,384	15,241,901
Issued in reinvestment of distributions	3,971,594	2,865,072
Redeemed	(8,840,152)	(16,916,462)
Net increase (decrease) in shares of the fund	12,559,826	1,190,511

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2013 was 0.47%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $723,039,930 and $615,417,093, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$772,958,647	—	—
Temporary Cash Investments	2,350,599	$4,257,580	—
Total Value of Investment Securities	$775,309,246	$4,257,580	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $1,336,271 in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$13,826,058	$9,564,690
Long-term capital gains	$27,805,216	$17,284,847

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$663,002,417
Gross tax appreciation of investments	$122,569,887
Gross tax depreciation of investments	(6,005,478)
Net tax appreciation (depreciation) of investments	$116,564,409
Undistributed ordinary income	$29,664,712
Accumulated long-term gains	$25,253,881

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$10.20	0.22	1.87	2.09	(0.21)	(0.50)	(0.71)	$11.58	21.39%	0.48%	2.03%	95%	$779,677
2012	$10.27	0.17	0.35	0.52	(0.18)	(0.41)	(0.59)	$10.20	5.65%	0.48%	1.75%	104%	$558,993
2011	$7.92	0.14	2.34	2.48	(0.13)	—	(0.13)	$10.27	31.45%	0.49%	1.46%	84%	$550,202
2010	$7.06	0.11	0.85	0.96	(0.10)	—	(0.10)	$7.92	13.53%	0.49%	1.31%	69%	$320,958
2009	$9.98	0.13	(2.89)	(2.76)	(0.16)	—	(0.16)	$7.06	(27.73)%	0.50%	1.82%	109%	$191,046

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund(one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

22

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

26

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

27

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

28

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

31

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $13,826,058, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $27,805,216, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2013.

The fund hereby designates $939,443 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79321 1308

ANNUAL REPORT	JUNE 30, 2013

NT Small Company Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLOX	26.98%	6.31%	2.29%	5/12/06
Russell 2000 Index	—	24.21%	8.76%	5.37%	—

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

 * From 5/12/06, the Institutional Class’s inception date.

Total Annual Fund Operating Expenses
Institutional Class 0.69%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned 26.98% for the fiscal year ended June 30, 2013, compared with the 24.21% return of its benchmark, the Russell 2000 Index.

In a year of strength for U.S. equity markets (see page 3 for details), NT Small Company posted a solid gain, outperforming the Russell 2000 Index. NT Small Company’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Most fundamental drivers of stock returns contributed to the success of the fund, led by growth and quality indicators.

Absolute Performance Driven by Consumer Discretionary and Financials

Small-cap equities saw healthy advances over the past year, with every sector of the market contributing positively to the fund’s total returns. The consumer discretionary and financials sectors posted the highest absolute returns in the fund. In the consumer discretionary sector, leading contributors came from the hotel, restaurant, and leisure as well as media industries. Gaming and lottery machine maker Multimedia Games led results among leisure holdings after its 85% appreciation, mostly during the second half of the fiscal year. TV broadcasting companies Belo Corp. and Nexstar Broadcasting Group drove media returns. In financials, insurance companies were strong performers, especially National Financial Partners and HCI Group.

Industrials and Energy Led Outperformance

Nine out of 10 economic sectors finished the period with positive results compared to the index, with the industrials sector adding the most relative value. Here, the fund’s holdings in a number of industries including airlines, airfreight, electrical equipment, and machinery were advantageous. Republic Airways was among the strongest relative performers in this sector. The company’s stock soared more than 150% during the year, and the portfolio’s overweight position in the holding was especially helpful. Other individual decisions that worked well in the sector included higher-than-index weightings in printing company Quad/Graphics, which surged on above-estimate earnings, and mobile hydraulic manufacturer Sauer-Danfoss, which benefited from news of an acquisition at the end of 2012.

The energy sector was also a top contributor, with performance driven by the oil, gas, and consumable fuels industry. Greater-than-index exposure to several oil refineries, which benefited from the widening spread of input costs to output prices for much of the reporting period, was key to producing positive results. The top industry performers included Tesoro, Delek US, and Western Refining, all of which produced substantial gains during the fiscal year. Tesoro gains were also driven by announced plans to buy a California refinery.

Elsewhere in the portfolio, several significant relative contributors were also top absolute performers including Axiall (formerly Georgia Gulf) and Santarus. Integrated chemicals and building products company Axiall rose nearly 70%

5

thanks to strong demand from the housing sector. Biopharmaceutical holding Santarus appreciated after handily beating analyst earnings expectations for the first quarter of 2013.

Technology Detracted

Information technology was the only sector to detract from the fund’s return relative to the index. Weak results were most pronounced in the internet software and services industry. An overweight to internet media and domain services company Demand Media was particularly harmful after the company’s stock price declined during the second quarter of 2013 after an announced acquisition bid for online marketplace Society6. Internet real estate site Zillow also saw significant price declines after analysts questioned its business model.

While no other sector detracted from relative performance, several individual positions proved difficult during the year. Health care sector stocks Spectrum Pharmaceutical, Auxilium Pharmaceuticals, and Orthofix International negatively impacted the fund after suffering substantial losses. Biotechnology company Spectrum Pharmaceuticals was the largest individual portfolio detractor, falling over 50% in light of drastically lower-than-expected revenue guidance.

Noteworthy individual positions that hurt results included overweights in silver and gold miner Coeur Mining and video rental and coin-counting kiosks operator Coinstar (now called Outerwall Inc.). Coeur Mining declined on softening precious metals prices in early 2013. Coinstar’s stock declined during the early part of the period on a weaker-than-expected outlook for the coming year.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
Portland General Electric Co.	0.8%
PAREXEL International Corp.	0.7%
Hancock Holding Co.	0.7%
Sanmina Corp.	0.7%
Sanderson Farms, Inc.	0.7%
Pilgrim’s Pride Corp.	0.7%
Iconix Brand Group, Inc.	0.7%
Cracker Barrel Old Country Store, Inc.	0.7%
Coinstar, Inc.	0.7%
Schweitzer-Mauduit International, Inc.	0.7%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	5.8%
Insurance	4.6%
Commercial Banks	4.3%
Software	4.2%
Commercial Services and Supplies	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,187.30	$3.63	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.47	$3.36	0.67%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 99.7%
AEROSPACE AND DEFENSE — 1.5%
AAR Corp.	44,990	$988,880
Alliant Techsystems, Inc.	4,753	391,314
Esterline Technologies Corp.(1)	23,899	1,727,659
National Presto Industries, Inc.	2,599	187,206
Taser International, Inc.(1)	58,852	501,419
		3,796,478
AIR FREIGHT AND LOGISTICS — 0.1%
Park-Ohio Holdings Corp.(1)	9,612	317,004
AIRLINES — 2.2%
Alaska Air Group, Inc.(1)	26,885	1,398,020
Allegiant Travel Co.	13,699	1,451,957
Republic Airways Holdings, Inc.(1)	131,617	1,491,221
Skywest, Inc.	100,250	1,357,385
		5,698,583
AUTO COMPONENTS — 0.5%
Gentherm, Inc.(1)	48,172	894,554
Stoneridge, Inc.(1)	30,462	354,578
		1,249,132
BEVERAGES — 0.1%
Coca-Cola Bottling Co. Consolidated	2,072	126,703
BIOTECHNOLOGY — 2.2%
Alkermes plc(1)	51,792	1,485,394
Cubist Pharmaceuticals, Inc.(1)	30,332	1,465,036
Isis Pharmaceuticals, Inc.(1)	8,218	220,818
MannKind Corp.(1)	44,216	287,404
PDL BioPharma, Inc.	116,455	899,033
United Therapeutics Corp.(1)	19,848	1,306,395
		5,664,080
BUILDING PRODUCTS — 0.5%
Gibraltar Industries, Inc.(1)	10,868	158,238
Patrick Industries, Inc.(1)	32,292	671,351
PGT, Inc.(1)	59,190	513,177
		1,342,766
CAPITAL MARKETS — 2.7%
Calamos Asset Management, Inc., Class A	77,815	817,058
Diamond Hill Investment Group, Inc.	5,426	461,481
Evercore Partners, Inc. Class A	39,499	1,551,521
Investment Technology Group, Inc.(1)	107,302	1,500,082
Manning & Napier, Inc.	68,319	1,213,345
Pzena Investment Management, Inc., Class A	34,523	225,090
WisdomTree Investments, Inc.(1)	105,204	1,217,210
		6,985,787
CHEMICALS — 0.6%
Flotek Industries, Inc.(1)	86,115	1,544,903
COMMERCIAL BANKS — 4.3%
Bancorp, Inc.(1)	587	8,799
Columbia Banking System, Inc.	45,214	1,076,545
CVB Financial Corp.	132,729	1,560,893
First Interstate Bancsystem, Inc.	27,780	575,879
Hancock Holding Co.	61,391	1,846,027
Home Bancshares, Inc.	48,381	1,256,455
MB Financial, Inc.	24	643
OFG Bancorp	62,869	1,138,558
PacWest Bancorp	48,730	1,493,575
PrivateBancorp, Inc.	73,375	1,556,284
Renasant Corp.	22,360	544,242
Washington Banking Co.	3,668	52,086
		11,109,986
COMMERCIAL SERVICES AND SUPPLIES — 4.0%
Cenveo, Inc.(1)	92,946	197,975
Consolidated Graphics, Inc.(1)	27,698	1,302,083
Deluxe Corp.	46,636	1,615,937
Ennis, Inc.	13,129	227,000
Intersections, Inc.	45,879	402,359
Kimball International, Inc. Class B	57,299	556,373
Mine Safety Appliances Co.	15,066	701,322
Quad/Graphics, Inc.	59,342	1,430,142
Steelcase, Inc., Class A	98,170	1,431,319
Tetra Tech, Inc.(1)	9,011	211,849
United Stationers, Inc.	42,217	1,416,380
US Ecology, Inc.	861	23,626
Viad Corp.	30,082	737,611
		10,253,976
COMMUNICATIONS EQUIPMENT — 2.7%
ARRIS Group, Inc.(1)	110,097	1,579,892
Brocade Communications Systems, Inc.(1)	97,288	560,379
CalAmp Corp.(1)	176	2,570
Ciena Corp.(1)	80,465	1,562,630

10

Shares	Value

Globecomm Systems, Inc.(1)	15,340	$193,898
Harmonic, Inc.(1)	32,927	209,086
InterDigital, Inc.	34,265	1,529,932
Ixia(1)	62,537	1,150,681
		6,789,068
COMPUTERS AND PERIPHERALS — 1.3%
Electronics for Imaging, Inc.(1)	39,264	1,110,779
Silicon Graphics International Corp.(1)	69,758	933,362
Synaptics, Inc.(1)	36,302	1,399,805
		3,443,946
CONSTRUCTION AND ENGINEERING — 0.3%
Argan, Inc.	52,288	815,693
CONSTRUCTION MATERIALS — 0.5%
Headwaters, Inc.(1)	141,751	1,253,079
United States Lime & Minerals, Inc.(1)	1,107	57,841
		1,310,920
CONSUMER FINANCE — 1.7%
Cash America International, Inc.	32,895	1,495,407
Credit Acceptance Corp.(1)	1,819	191,086
DFC Global Corp.(1)	71,558	988,216
Portfolio Recovery Associates, Inc.(1)	690	106,005
World Acceptance Corp.(1)	17,778	1,545,619
		4,326,333
CONTAINERS AND PACKAGING — 1.4%
AEP Industries, Inc.(1)	10,078	749,702
Berry Plastics Group, Inc.(1)	61,068	1,347,771
Graphic Packaging Holding Co.(1)	177,503	1,373,873
		3,471,346
DIVERSIFIED CONSUMER SERVICES — 0.8%
Ascent Capital Group, Inc. Class A(1)	2,283	178,234
Coinstar, Inc.(1)	30,095	1,765,673
		1,943,907
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Interactive Brokers Group, Inc., Class A	39,697	633,961
PHH Corp.(1)	69,547	1,417,368
		2,051,329
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
Atlantic Tele-Network, Inc.	19,098	948,407
Cbeyond, Inc.(1)	1,042	8,169
IDT Corp., Class B	34,867	651,664
magicJack VocalTec Ltd.(1)	2,741	38,895
Neutral Tandem, Inc.	92,732	533,209
Premiere Global Services, Inc.(1)	115,299	1,391,659
Vonage Holdings Corp.(1)	245,839	695,724
		4,267,727
ELECTRIC UTILITIES — 0.8%
Portland General Electric Co.	64,560	1,974,890
ELECTRICAL EQUIPMENT — 0.7%
EnerSys	34,960	1,714,438
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.3%
Agilysys, Inc.(1)	11,861	133,911
Audience, Inc.(1)	34,564	456,590
Benchmark Electronics, Inc.(1)	29,423	591,402
Checkpoint Systems, Inc.(1)	59,304	841,524
GSI Group, Inc.(1)	44,629	358,817
InvenSense, Inc.(1)	38,044	585,117
Itron, Inc.(1)	14,290	606,325
Littelfuse, Inc.	7,069	527,418
MTS Systems Corp.	2,387	135,104
PC Connection, Inc.	4,303	66,481
Plexus Corp.(1)	17,298	517,037
Sanmina Corp.(1)	126,226	1,811,343
SYNNEX Corp.(1)	28,581	1,208,405
Tech Data Corp.(1)	11,789	555,144
		8,394,618
ENERGY EQUIPMENT AND SERVICES — 0.8%
Dawson Geophysical Co.(1)	14,312	527,540
Natural Gas Services Group, Inc.(1)	8,634	202,813
Parker Drilling Co.(1)	231,711	1,153,921
TGC Industries, Inc.	19,418	159,616
		2,043,890
FOOD AND STAPLES RETAILING — 1.0%
Pantry, Inc. (The)(1)	66,435	809,178
Rite Aid Corp.(1)	111,340	318,433
Roundy’s, Inc.	177,367	1,477,467
		2,605,078
FOOD PRODUCTS — 1.8%
Darling International, Inc.(1)	52,852	986,218
Pilgrim’s Pride Corp.(1)	119,980	1,792,501
Sanderson Farms, Inc.	27,120	1,801,311
		4,580,030
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.5%
Anika Therapeutics, Inc.(1)	23,461	398,837
CONMED Corp.	44,664	1,395,303
Cyberonics, Inc.(1)	33,101	1,719,928
Hill-Rom Holdings, Inc.	40,589	1,367,038

11

Shares	Value

NuVasive, Inc.(1)	22,679	$562,213
PhotoMedex, Inc.(1)	14,864	236,932
Quidel Corp.(1)	26,795	684,076
Rochester Medical Corp.(1)	7,512	110,652
		6,474,979
HEALTH CARE PROVIDERS AND SERVICES — 3.7%
Amsurg Corp.(1)	35,568	1,248,437
Bio-Reference Labs, Inc.(1)	45,636	1,312,035
Chemed Corp.	22,051	1,597,154
LHC Group, Inc.(1)	10,112	197,993
Molina Healthcare, Inc.(1)	45,294	1,684,031
PharMerica Corp.(1)	57,441	796,132
Providence Service Corp. (The)(1)	26,898	782,463
Select Medical Holdings Corp.	124,500	1,020,900
Skilled Healthcare Group, Inc. Class A(1)	33,996	227,093
Triple-S Management Corp. Class B(1)	32,110	689,402
		9,555,640
HEALTH CARE TECHNOLOGY — 0.7%
MedAssets, Inc.(1)	84,849	1,505,221
Omnicell, Inc.(1)	9,072	186,430
		1,691,651
HOTELS, RESTAURANTS AND LEISURE — 3.9%
Churchill Downs, Inc.	9,119	719,033
Cracker Barrel Old Country Store, Inc.	18,725	1,772,508
Interval Leisure Group, Inc.	36,871	734,470
Isle of Capri Casinos, Inc.(1)	18,347	137,602
Jack in the Box, Inc.(1)	42,575	1,672,772
Jamba, Inc.(1)	31,043	463,472
Marriott Vacations Worldwide Corp.(1)	25,340	1,095,702
Multimedia Games Holding Co., Inc.(1)	30,809	803,191
Red Robin Gourmet Burgers, Inc.(1)	15,633	862,629
Sonic Corp.(1)	96,009	1,397,891
Town Sports International Holdings, Inc.	32,197	346,762
		10,006,032
HOUSEHOLD DURABLES — 0.2%
CSS Industries, Inc.	15,683	390,977
HOUSEHOLD PRODUCTS — 0.1%
Orchids Paper Products Co.	13,252	347,865
INSURANCE — 4.6%
American Equity Investment Life Holding Co.	91,699	1,439,674
American Safety Insurance Holdings Ltd.(1)	37,681	1,090,865
AMERISAFE, Inc.	28,715	930,079
Amtrust Financial Services, Inc.	44,244	1,579,511
FBL Financial Group, Inc., Class A	12,152	528,734
First American Financial Corp.	57,624	1,270,033
HCI Group, Inc.	17,301	531,487
Maiden Holdings Ltd.	122,815	1,377,984
OneBeacon Insurance Group Ltd. Class A	13,379	193,728
Stewart Information Services Corp.	50,754	1,329,247
United Fire Group, Inc.	25,151	624,499
Universal Insurance Holdings, Inc.	105,610	747,719
		11,643,560
INTERNET AND CATALOG RETAIL — 1.6%
Nutrisystem, Inc.	29,980	353,164
Orbitz Worldwide, Inc.(1)	169,638	1,362,193
Overstock.com, Inc.(1)	40,877	1,152,731
PetMed Express, Inc.	97,494	1,228,425
		4,096,513
INTERNET SOFTWARE AND SERVICES — 1.9%
Demand Media, Inc.(1)	163,681	982,086
IAC/InterActiveCorp	13,996	665,650
United Online, Inc.	106,918	810,438
ValueClick, Inc.(1)	65,515	1,616,910
XO Group, Inc.(1)	61,184	685,261
		4,760,345
IT SERVICES — 2.9%
CACI International, Inc., Class A(1)	22,214	1,410,367
CSG Systems International, Inc.(1)	29,517	640,519
Euronet Worldwide, Inc.(1)	41,106	1,309,637
Global Cash Access Holdings, Inc.(1)	165,427	1,035,573
Heartland Payment Systems, Inc.	41,752	1,555,262
PRGX Global, Inc.(1)	20,157	110,662
Unisys Corp.(1)	60,501	1,335,257
		7,397,277
LEISURE EQUIPMENT AND PRODUCTS — 2.1%
Arctic Cat, Inc.	9,847	442,918
LeapFrog Enterprises, Inc.(1)	141,287	1,390,264
Polaris Industries, Inc.	6,570	624,150
Smith & Wesson Holding Corp.(1)	150,092	1,497,918

12

Shares	Value

Sturm Ruger & Co., Inc.	31,842	$1,529,690
		5,484,940
LIFE SCIENCES TOOLS AND SERVICES — 1.5%
Cambrex Corp.(1)	110,848	1,548,547
Charles River Laboratories International, Inc.(1)	8,645	354,704
PAREXEL International Corp.(1)	41,731	1,917,122
		3,820,373
MACHINERY — 3.3%
Actuant Corp., Class A	42,001	1,384,773
Columbus McKinnon Corp.(1)	16,492	351,609
FreightCar America, Inc.	13,597	231,013
Hyster-Yale Materials Handling, Inc.	21,367	1,341,634
Kadant, Inc.	19,102	576,307
L.B. Foster Co., Class A	2,136	92,211
Lindsay Corp.	18,517	1,388,405
Lydall, Inc.(1)	40,775	595,315
Mueller Water Products, Inc. Class A	214,434	1,481,739
Standex International Corp.	3,633	191,641
WABCO Holdings, Inc.(1)	10,995	821,217
		8,455,864
MEDIA — 1.7%
Carmike Cinemas, Inc.(1)	26,625	515,460
E.W. Scripps Co. (The), Class A(1)	105,810	1,648,520
Harte-Hanks, Inc.	70,766	608,588
Journal Communications, Inc., Class A(1)	47,115	352,891
Saga Communications, Inc. Class A	2,773	127,308
Scholastic Corp.	34,536	1,011,560
		4,264,327
METALS AND MINING — 1.8%
Coeur Mining, Inc.(1)	114,068	1,517,105
Handy & Harman Ltd.(1)	2,482	44,378
Kaiser Aluminum Corp.	20,733	1,284,202
Nevsun Resources Ltd.	86,275	254,511
Worthington Industries, Inc.	46,906	1,487,389
		4,587,585
MULTILINE RETAIL — 0.3%
Dillard’s, Inc., Class A	9,321	764,042
OIL, GAS AND CONSUMABLE FUELS — 2.5%
Alon USA Energy, Inc.	81,190	1,174,007
CVR Energy, Inc.	21,434	1,015,972
Delek US Holdings, Inc.	43,078	1,239,785
Renewable Energy Group, Inc.(1)	3,967	56,450
Rosetta Resources, Inc.(1)	4,909	208,731
Tesoro Corp.	24,104	1,261,121
Warren Resources, Inc.(1)	22,093	56,337
Western Refining, Inc.	53,080	1,489,956
		6,502,359
PAPER AND FOREST PRODUCTS — 1.8%
Louisiana-Pacific Corp.(1)	101,399	1,499,691
Resolute Forest Products(1)	94,089	1,239,152
Schweitzer-Mauduit International, Inc.	35,337	1,762,610
		4,501,453
PERSONAL PRODUCTS — 1.1%
Medifast, Inc.(1)	55,621	1,432,797
USANA Health Sciences, Inc.(1)	19,939	1,443,185
		2,875,982
PHARMACEUTICALS — 2.0%
BioDelivery Sciences International, Inc.(1)	97,706	396,686
Endocyte, Inc.(1)	81,163	1,065,670
Lannett Co., Inc.(1)	34,711	413,408
Questcor Pharmaceuticals, Inc.	38,386	1,745,028
Santarus, Inc.(1)	65,928	1,387,785
		5,008,577
PROFESSIONAL SERVICES — 2.2%
Barrett Business Services, Inc.	10,448	545,490
FTI Consulting, Inc.(1)	17,125	563,241
Huron Consulting Group, Inc.(1)	30,909	1,429,232
Kforce, Inc.	84,465	1,233,189
Navigant Consulting, Inc.(1)	34,608	415,296
RPX Corp.(1)	92,720	1,557,696
		5,744,144
REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.8%
Alexander’s, Inc.	272	79,889
Apollo Commercial Real Estate Finance, Inc.	38,020	603,758
Cousins Properties, Inc.	158,232	1,598,143
EastGroup Properties, Inc.	28,617	1,610,279
First Industrial Realty Trust, Inc.	99,688	1,512,267
Geo Group, Inc. (The)	50,075	1,700,046
Gramercy Property Trust, Inc.(1)	120,438	541,971
LaSalle Hotel Properties	51,638	1,275,459
Pennsylvania Real Estate Investment Trust	68,116	1,286,030
RAIT Financial Trust	105,193	791,051

13

Shares	Value

RLJ Lodging Trust	73,597	$1,655,196
Ryman Hospitality Properties	26,620	1,038,446
Spirit Realty Capital, Inc.	67,800	1,201,416
		14,893,951
ROAD AND RAIL — 0.9%
AMERCO, Inc.	3,492	565,355
Swift Transportation Co.(1)	101,979	1,686,732
		2,252,087
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.9%
Advanced Energy Industries, Inc.(1)	70,906	1,234,474
ATMI, Inc.(1)	19,493	461,010
First Solar, Inc.(1)	33,174	1,483,873
Kulicke & Soffa Industries, Inc.(1)	73,722	815,365
LSI Corp.(1)	86,277	616,018
MaxLinear, Inc. Class A(1)	62,210	435,470
Microsemi Corp.(1)	76,619	1,743,082
PLX Technology, Inc.(1)	139,144	662,325
		7,451,617
SOFTWARE — 4.2%
Aspen Technology, Inc.(1)	57,589	1,657,987
Cadence Design Systems, Inc.(1)	49,832	721,567
CommVault Systems, Inc.(1)	23,170	1,758,371
Manhattan Associates, Inc.(1)	20,801	1,605,005
Mentor Graphics Corp.	86,752	1,696,002
Monotype Imaging Holdings, Inc.	15,433	392,153
NetScout Systems, Inc.(1)	63,266	1,476,628
PTC, Inc.(1)	43,798	1,074,365
QAD, Inc., Class A	2,768	31,777
TeleNav, Inc.(1)	51,533	269,518
		10,683,373
SPECIALTY RETAIL — 3.0%
ANN, Inc.(1)	9,816	325,891
Big 5 Sporting Goods Corp.	58,651	1,287,390
Brown Shoe Co., Inc.	68,674	1,478,551
Buckle, Inc. (The)	30,670	1,595,453
Childrens Place Retail Stores, Inc. (The)(1)	29,242	1,602,462
Destination Maternity Corp.	15,350	377,610
Francesca’s Holdings Corp.(1)	56	1,556
GameStop Corp., Class A	25,178	1,058,231
		7,727,144
TEXTILES, APPAREL AND LUXURY GOODS — 1.1%
Culp, Inc.	21,374	371,694
Iconix Brand Group, Inc.(1)	60,477	1,778,629
RG Barry Corp.	6,331	102,815
Unifi, Inc.(1)	22,913	473,612
		2,726,750
THRIFTS AND MORTGAGE FINANCE — 0.5%
Ocwen Financial Corp.(1)	33,527	1,381,983
WATER UTILITIES — 0.5%
American States Water Co.	26,126	1,402,182
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
USA Mobility, Inc.	22,051	299,232
TOTAL COMMON STOCKS (Cost $214,469,945)		255,015,415
Temporary Cash Investments — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $238,083), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $233,214)		233,213
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $712,858), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $699,641)		699,638
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $237,209), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $233,214)		233,213
SSgA U.S. Government Money Market Fund	643,780	643,780
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,809,844)		1,809,844
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $216,279,789)		256,825,259
OTHER ASSETS AND LIABILITIES — (0.4)%		(960,173)
TOTAL NET ASSETS — 100.0%		$255,865,086

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $216,279,789)	$256,825,259
Receivable for capital shares sold	11,425
Dividends and interest receivable	186,267
257,022,951

Liabilities
Payable for capital shares redeemed	1,016,060
Accrued management fees	141,805
1,157,865

Net Assets	$255,865,086

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	25,883,775

Net Asset Value Per Share	$9.89

Net Assets Consist of:
Capital (par value and paid-in surplus)	$196,778,885
Undistributed net investment income	350,228
Undistributed net realized gain	18,190,503
Net unrealized appreciation	40,545,470
$255,865,086

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,321)	$3,777,168
Interest	2,779
3,779,947

Expenses:
Management fees	1,415,495
Directors’ fees and expenses	9,386
Other expenses	401
1,425,282

Net investment income (loss)	2,354,665

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,252,382
Futures contract transactions	182,285
23,434,667

Change in net unrealized appreciation (depreciation) on investments	26,674,960

Net realized and unrealized gain (loss)	50,109,627

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,464,292

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$2,354,665	$989,157
Net realized gain (loss)	23,434,667	6,257,262
Change in net unrealized appreciation (depreciation)	26,674,960	(6,549,616)
Net increase (decrease) in net assets resulting from operations	52,464,292	696,803

Distributions to Shareholders
From net investment income	(2,238,453)	(604,943)
From net realized gains	(9,263,359)	(11,273,310)
Decrease in net assets from distributions	(11,501,812)	(11,878,253)

Capital Share Transactions
Proceeds from shares sold	57,254,934	50,747,672
Proceeds from reinvestment of distributions	11,501,812	11,878,253
Payments for shares redeemed	(31,289,776)	(5,581,048)
Net increase (decrease) in net assets from capital share transactions	37,466,970	57,044,877

Net increase (decrease) in net assets	78,429,450	45,863,427

Net Assets
Beginning of period	177,435,636	131,572,209
End of period	$255,865,086	$177,435,636

Undistributed net investment income	$350,228	$363,202

Transactions in Shares of the Fund
Sold	6,635,354	6,219,375
Issued in reinvestment of distributions	1,391,954	1,570,029
Redeemed	(3,604,188)	(677,031)
Net increase (decrease) in shares of the fund	4,423,120	7,112,373

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2013 was 0.67%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $250,030,767 and $220,811,546, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$255,015,415	—	—
Temporary Cash Investments	643,780	$1,166,064	—
Total Value of Investment Securities	$255,659,195	$1,166,064	—

20

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $182,285 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and  June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,238,453	$604,943
Long-term capital gains	$9,263,359	$11,273,310

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$217,776,844
Gross tax appreciation of investments	$43,903,126
Gross tax depreciation of investments	(4,854,711)
Net tax appreciation (depreciation) of investments	$39,048,415
Undistributed ordinary income	$9,224,033
Accumulated long-term gains	$10,813,753

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$8.27	0.10	2.03	2.13	(0.10)	(0.41)	(0.51)	$9.89	26.98%	0.68%	1.12%	106%	$255,865
2012	$9.17	0.06	(0.23)	(0.17)	(0.03)	(0.70)	(0.73)	$8.27	(0.98)%	0.68%	0.67%	86%	$177,436
2011	$6.76	0.03	2.42	2.45	(0.04)	—	(0.04)	$9.17	36.29%	0.69%	0.38%	93%	$131,572
2010	$5.50	0.02	1.27	1.29	(0.03)	—	(0.03)	$6.76	23.50%	0.69%	0.34%	78%	$76,433
2009	$8.60	0.03	(3.11)	(3.08)	(0.02)	—	(0.02)	$5.50	(35.83)%	0.70%	0.56%	110%	$47,041

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

24

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

28

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

29

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

30

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

33

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $2,238,453, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,263,359, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2013.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79322 1308

ANNUAL REPORT	JUNE 30, 2013

Small Company Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	26.92%	6.32%	8.58%	8.14%	7/31/98
Russell 2000 Index	—	24.21%	8.76%	9.52%	7.07%	—
Institutional Class	ASCQX	27.27%	6.55%	8.80%	9.42%	10/1/99
A Class(1) No sales charge* With sales charge*	ASQAX	26.58% 19.34%	6.02% 4.76%	8.31% 7.68%	7.25% 6.75%	9/7/00
C Class	ASQCX	25.68%	—	—	14.85%	3/1/10
R Class	ASCRX	26.33%	5.78%	—	7.17%	8/29/03

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.89%	0.69%	1.14%	1.89%	1.39%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned 26.92%* for the fiscal year ended June 30, 2013, compared with the 24.21% return of its benchmark, the Russell 2000 Index.

In a year of strength for U.S. equity markets (see page 3 for details), Small Company posted a solid gain, outperforming the Russell 2000 Index. Small Company’s stock selection process incorporates factors of growth, value, quality, and momentum, and is designed to minimize unintended risks along industries and other risk characteristics. Most fundamental drivers of stock returns contributed to the success of the fund, led by growth and quality indicators.

Absolute Performance Driven by Consumer Discretionary and Industrials

Small-cap equities saw healthy advances over the past year, with every sector of the market contributing positively to the fund’s total returns. The consumer discretionary and industrials sectors posted the highest absolute returns in the fund. In the consumer discretionary sector, leading contributors came from the hotel, restaurant, and leisure as well as media industries. Gaming and lottery machine maker Multimedia Games led results among leisure holdings after its 85% appreciation, mostly during the second half of the fiscal year. TV broadcasting companies Belo Corp. and Nexstar Broadcasting Group drove media returns. In industrials, airlines Alaska Air Group and Republic Airways returned 44% and 108% respectively.

Industrials and Energy Led Outperformance

Nine out of 10 economic sectors finished the period with positive results compared to the index, with the industrials sector adding the most relative value. Here, the fund’s holdings in a number of industries including airlines, airfreight, machinery, and electrical equipment were advantageous. Republic Airways, one of the fund’s best absolute performers, was also among the strongest relative performers in this sector. The company’s stock soared more than 150% during the year, and the portfolio’s overweight position in the holding was especially helpful. Other individual decisions that worked well in the sector included higher-than-index weightings in printing company Quad/Graphics, which surged on above-estimate earnings, and mobile hydraulic manufacturer Sauer-Danfoss, which benefited from news of an acquisition at the end of 2012.

The energy sector was also a top contributor, with performance driven by the oil, gas, and consumable fuels industry. Greater-than-index exposure to several oil refineries, which benefited from the widening spread of input costs to output prices for much of the reporting period, was key to producing positive results. The top industry performers included Tesoro, Delek US, Western Refining, all of which produced substantial gains during the fiscal year. Tesoro gains were also driven by announced plans to buy a California refinery.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Elsewhere in the portfolio, several significant relative contributors were also top absolute performers including Axiall (formerly Georgia Gulf) and Santarus. Integrated chemicals and building products company Axiall rose nearly 70% thanks to strong demand from the housing sector. Biopharmaceutical holding Santarus appreciated after handily beating analyst earnings expectations for the first quarter of 2013.

Technology Detracted

Information technology was the only sector to detract from the fund’s return relative to the index. Weak results were most pronounced in the internet software and services industry. An overweight to internet media and domain services company Demand Media was particularly harmful after the company’s stock price declined during the second quarter of 2013 after an announced acquisition bid for online marketplace Society6. Internet real estate site Zillow also saw significant price declines after analysts questioned its business model.

While no other sector detracted from relative performance, several individual positions proved difficult during the year. Health care sector stocks Spectrum Pharmaceutical, Auxilium Pharmaceuticals, and Orthofix International negatively impacted the fund after suffering substantial losses. Biotechnology company Spectrum Pharmaceuticals was the largest individual portfolio detractor, falling over 50% in light of drastically lower-than-expected revenue guidance.

Noteworthy individual positions that hurt results included overweights in silver and gold miner Coeur Mining and video rental and coin-counting kiosks operator Coinstar (now called Outerwall Inc.). Coeur Mining declined on softening precious metals prices in early 2013. Coinstar’s stock declined during the early part of the period on a weaker-than-expected outlook for the coming year.

A Look Ahead

As we move into the second half of 2013, the U.S. economic recovery seems to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. Volatility is likely to remain elevated as ongoing concerns over interest rates, Federal Reserve action, and a potential slowdown in China dominate headlines. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

7

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
PAREXEL International Corp.	0.7%
Sanmina Corp.	0.7%
Hancock Holding Co.	0.7%
CommVault Systems, Inc.	0.7%
Iconix Brand Group, Inc.	0.7%
Pilgrim’s Pride Corp.	0.7%
Sanderson Farms, Inc.	0.7%
Microsemi Corp.	0.7%
Coinstar, Inc.	0.7%
Questcor Pharmaceuticals, Inc.	0.7%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	5.8%
Insurance	4.4%
Commercial Banks	4.2%
Software	4.1%
Commercial Services and Supplies	3.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,186.70	$4.72	0.87%
Institutional Class	$1,000	$1,188.40	$3.64	0.67%
A Class	$1,000	$1,184.40	$6.07	1.12%
C Class	$1,000	$1,180.90	$10.11	1.87%
R Class	$1,000	$1,183.70	$7.42	1.37%
Hypothetical
Investor Class	$1,000	$1,020.48	$4.36	0.87%
Institutional Class	$1,000	$1,021.47	$3.36	0.67%
A Class	$1,000	$1,019.24	$5.61	1.12%
C Class	$1,000	$1,015.52	$9.35	1.87%
R Class	$1,000	$1,018.00	$6.85	1.37%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 98.5%
AEROSPACE AND DEFENSE — 1.4%
AAR Corp.	52,691	$ 1,158,148
Alliant Techsystems, Inc.	5,175	426,058
Esterline Technologies Corp.(1)	27,437	1,983,421
National Presto Industries, Inc.	2,033	146,437
Taser International, Inc.(1)	71,168	606,351
		4,320,415
AIR FREIGHT AND LOGISTICS — 0.1%
Park-Ohio Holdings Corp.(1)	11,418	376,566
AIRLINES — 2.2%
Alaska Air Group, Inc.(1)	31,298	1,627,496
Allegiant Travel Co.	15,417	1,634,048
Republic Airways Holdings, Inc.(1)	154,424	1,749,624
Skywest, Inc.	116,759	1,580,917
		6,592,085
AUTO COMPONENTS — 0.5%
Gentherm, Inc.(1)	56,055	1,040,941
Stoneridge, Inc.(1)	36,845	428,876
		1,469,817
BEVERAGES†
Coca-Cola Bottling Co. Consolidated	2,022	123,645
BIOTECHNOLOGY — 2.2%
Alkermes plc(1)	60,420	1,732,846
Cubist Pharmaceuticals, Inc.(1)	35,171	1,698,759
Isis Pharmaceuticals, Inc.(1)	10,220	274,611
MannKind Corp.(1)	53,705	349,083
PDL BioPharma, Inc.	129,127	996,860
United Therapeutics Corp.(1)	23,096	1,520,179
		6,572,338
BUILDING PRODUCTS — 0.5%
Gibraltar Industries, Inc.(1)	12,922	188,145
Patrick Industries, Inc.(1)	39,028	811,392
PGT, Inc.(1)	69,548	602,981
		1,602,518
CAPITAL MARKETS — 2.7%
Calamos Asset Management, Inc., Class A	90,521	950,470
Diamond Hill Investment Group, Inc.	6,445	548,147
Evercore Partners, Inc., Class A	45,903	1,803,070
Investment Technology Group, Inc.(1)	127,464	1,781,947
Manning & Napier, Inc.	78,916	1,401,548
Pzena Investment Management, Inc., Class A	40,057	261,172
WisdomTree Investments, Inc.(1)	122,708	1,419,732
		8,166,086
CHEMICALS — 0.6%
Flotek Industries, Inc.(1)	101,441	1,819,852
COMMERCIAL BANKS — 4.2%
Bancorp, Inc.(1)	2,468	36,995
Columbia Banking System, Inc.	49,436	1,177,071
CVB Financial Corp.	147,745	1,737,481
First Interstate Bancsystem, Inc.	30,492	632,099
Hancock Holding Co.	69,363	2,085,746
Home Bancshares, Inc.	56,678	1,471,928
MB Financial, Inc.	25	670
OFG Bancorp	73,103	1,323,895
PacWest Bancorp.	55,954	1,714,990
PrivateBancorp, Inc.	86,842	1,841,919
Renasant Corp.	26,301	640,166
Washington Banking Co.	1,997	28,358
		12,691,318
COMMERCIAL SERVICES AND SUPPLIES — 3.9%
Cenveo, Inc.(1)	111,452	237,393
Consolidated Graphics, Inc.(1)	31,986	1,503,662
Deluxe Corp.	53,583	1,856,651
Ennis, Inc.	14,116	244,065
Intersections, Inc.	51,156	448,638
Kimball International, Inc. Class B	66,660	647,268
Mine Safety Appliances Co.	17,076	794,888
Quad/Graphics, Inc.	70,321	1,694,736
Steelcase, Inc., Class A	114,148	1,664,278
Tetra Tech, Inc.(1)	11,321	266,157
United Stationers, Inc.	47,895	1,606,877
US Ecology, Inc.	1,481	40,639
Viad Corp.	34,338	841,968
		11,847,220
COMMUNICATIONS EQUIPMENT — 2.6%
ARRIS Group, Inc.(1)	127,821	1,834,231
Brocade Communications Systems, Inc.(1)	108,382	624,280
CalAmp Corp.(1)	2,750	40,150

11

Shares	Value

Ciena Corp.(1)	95,092	$ 1,846,687
Globecomm Systems, Inc.(1)	21,247	268,562
Harmonic, Inc.(1)	38,420	243,967
InterDigital, Inc.	39,626	1,769,301
Ixia(1)	72,009	1,324,966
		7,952,144
COMPUTERS AND PERIPHERALS — 1.3%
Electronics for Imaging, Inc.(1)	46,741	1,322,303
Silicon Graphics International Corp.(1)	80,621	1,078,709
Synaptics, Inc.(1)	41,922	1,616,512
		4,017,524
CONSTRUCTION AND ENGINEERING — 0.3%
Argan, Inc.	63,265	986,934
CONSTRUCTION MATERIALS — 0.5%
Headwaters, Inc.(1)	165,499	1,463,011
United States Lime & Minerals, Inc.(1)	1,357	70,903
		1,533,914
CONSUMER FINANCE — 1.6%
Cash America International, Inc.	37,541	1,706,614
Credit Acceptance Corp.(1)	2,035	213,777
DFC Global Corp.(1)	82,753	1,142,819
Portfolio Recovery Associates, Inc.(1)	734	112,764
World Acceptance Corp.(1)	20,090	1,746,625
		4,922,599
CONTAINERS AND PACKAGING — 1.4%
AEP Industries, Inc.(1)	12,241	910,608
Berry Plastics Group, Inc.(1)	71,482	1,577,608
Graphic Packaging Holding Co.(1)	213,495	1,652,451
		4,140,667
DIVERSIFIED CONSUMER SERVICES — 0.7%
Ascent Capital Group, Inc. Class A(1)	2,572	200,796
Coinstar, Inc.(1)	34,669	2,034,030
		2,234,826
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Interactive Brokers Group, Inc., Class A	49,534	791,058
PHH Corp.(1)	82,901	1,689,522
		2,480,580
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
Atlantic Tele-Network, Inc.	21,879	1,086,511
Cbeyond, Inc.(1)	3,415	26,774
IDT Corp., Class B	42,949	802,717
magicJack VocalTec Ltd.(1)	3,248	46,089
Neutral Tandem, Inc.	107,649	618,982
Premiere Global Services, Inc.(1)	134,850	1,627,639
Vonage Holdings Corp.(1)	285,251	807,260
		5,015,972
ELECTRIC UTILITIES — 0.7%
Portland General Electric Co.	65,800	2,012,822
ELECTRICAL EQUIPMENT — 0.7%
EnerSys	40,727	1,997,252
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.2%
Agilysys, Inc.(1)	13,568	153,183
Audience, Inc.(1)	39,805	525,824
Benchmark Electronics, Inc.(1)	32,601	655,280
Checkpoint Systems, Inc.(1)	68,323	969,503
GSI Group, Inc.(1)	50,192	403,544
InvenSense, Inc.(1)	44,883	690,301
Itron, Inc.(1)	16,480	699,246
Littelfuse, Inc.	7,907	589,941
MTS Systems Corp.	3,538	200,251
PC Connection, Inc.	5,241	80,973
Plexus Corp.(1)	20,021	598,428
Sanmina Corp.(1)	145,616	2,089,590
SYNNEX Corp.(1)	32,419	1,370,675
Tech Data Corp.(1)	12,695	597,808
		9,624,547
ENERGY EQUIPMENT AND SERVICES — 0.8%
Dawson Geophysical Co.(1)	15,903	586,185
Natural Gas Services Group, Inc.(1)	9,374	220,195
Parker Drilling Co.(1)	263,334	1,311,403
TGC Industries, Inc.	23,884	196,327
		2,314,110
FOOD AND STAPLES RETAILING — 1.0%
Pantry, Inc. (The)(1)	75,389	918,238
Rite Aid Corp.(1)	132,889	380,062
Roundy’s, Inc.	203,281	1,693,331
		2,991,631
FOOD PRODUCTS — 1.7%
Darling International, Inc.(1)	60,280	1,124,825
Pilgrim’s Pride Corp.(1)	136,932	2,045,764
Sanderson Farms, Inc.	30,634	2,034,710
		5,205,299
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.5%
Anika Therapeutics, Inc.(1)	27,213	462,621
CONMED Corp.	50,664	1,582,743
Cyberonics, Inc.(1)	38,620	2,006,695
Hill-Rom Holdings, Inc.	46,506	1,566,322

12

Shares	Value

NuVasive, Inc.(1)	26,752	$ 663,182
PhotoMedex, Inc.(1)	16,259	259,169
Quidel Corp.(1)	29,773	760,105
Rochester Medical Corp.(1)	9,823	144,693
		7,445,530
HEALTH CARE PROVIDERS AND SERVICES — 3.7%
Amsurg Corp.(1)	40,918	1,436,222
Bio-Reference Labs, Inc.(1)	52,384	1,506,040
Chemed Corp.	25,534	1,849,428
LHC Group, Inc.(1)	12,123	237,368
Molina Healthcare, Inc.(1)	52,049	1,935,182
PharMerica Corp.(1)	65,839	912,528
Providence Service Corp. (The)(1)	31,419	913,979
Select Medical Holdings Corp.	144,806	1,187,409
Skilled Healthcare Group, Inc. Class A(1)	37,772	252,317
Triple-S Management Corp. Class B(1)	35,588	764,074
		10,994,547
HEALTH CARE TECHNOLOGY — 0.6%
MedAssets, Inc.(1)	98,368	1,745,048
Omnicell, Inc.(1)	8,919	183,286
		1,928,334
HOTELS, RESTAURANTS AND LEISURE — 3.9%
Churchill Downs, Inc.	10,682	842,276
Cracker Barrel Old Country Store, Inc.	21,366	2,022,506
Interval Leisure Group, Inc.	42,258	841,779
Isle of Capri Casinos, Inc.(1)	21,535	161,513
Jack in the Box, Inc.(1)	48,804	1,917,509
Jamba, Inc.(1)	35,717	533,255
Marriott Vacations Worldwide Corp.(1)	30,551	1,321,025
Multimedia Games Holding Co., Inc.(1)	36,812	959,689
Red Robin Gourmet Burgers, Inc.(1)	18,289	1,009,187
Sonic Corp.(1)	111,170	1,618,635
Town Sports International Holdings, Inc.	38,155	410,929
		11,638,303
HOUSEHOLD DURABLES — 0.1%
CSS Industries, Inc.	16,490	411,096
HOUSEHOLD PRODUCTS — 0.1%
Orchids Paper Products Co.	14,053	368,891
INSURANCE — 4.4%
American Equity Investment Life Holding Co.	106,124	1,666,147
American Safety Insurance Holdings Ltd.(1)	43,251	1,252,117
AMERISAFE, Inc.	32,260	1,044,901
Amtrust Financial Services, Inc.	49,977	1,784,179
FBL Financial Group, Inc., Class A	15,179	660,438
First American Financial Corp.	66,504	1,465,748
HCI Group, Inc.	20,254	622,203
Maiden Holdings Ltd.	139,811	1,568,679
OneBeacon Insurance Group Ltd. Class A	12,319	178,379
Stewart Information Services Corp.	59,849	1,567,445
United Fire Group, Inc.	28,055	696,606
Universal Insurance Holdings, Inc.	123,418	873,800
		13,380,642
INTERNET AND CATALOG RETAIL — 1.6%
Nutrisystem, Inc.	33,036	389,164
Orbitz Worldwide, Inc.(1)	199,825	1,604,595
Overstock.com, Inc.(1)	47,818	1,348,467
PetMed Express, Inc.	111,598	1,406,135
		4,748,361
INTERNET SOFTWARE AND SERVICES — 1.8%
Demand Media, Inc.(1)	190,163	1,140,978
IAC/InterActiveCorp	15,928	757,535
United Online, Inc.	123,035	932,605
ValueClick, Inc.(1)	76,579	1,889,970
XO Group, Inc.(1)	71,709	803,141
		5,524,229
IT SERVICES — 2.9%
CACI International, Inc., Class A(1)	25,535	1,621,217
CSG Systems International, Inc.(1)	33,454	725,952
Euronet Worldwide, Inc.(1)	47,611	1,516,886
Global Cash Access Holdings, Inc.(1)	198,013	1,239,561
Heartland Payment Systems, Inc.	49,463	1,842,497
PRGX Global, Inc.(1)	23,047	126,528
Unisys Corp.(1)	70,170	1,548,652
		8,621,293

13

Shares	Value

LEISURE EQUIPMENT AND PRODUCTS — 2.1%
Arctic Cat, Inc.	12,169	$ 547,362
LeapFrog Enterprises, Inc.(1)	164,213	1,615,856
Polaris Industries, Inc.	7,982	758,290
Smith & Wesson Holding Corp.(1)	176,238	1,758,855
Sturm Ruger & Co., Inc.	36,640	1,760,185
		6,440,548
LIFE SCIENCES TOOLS AND SERVICES — 1.5%
Cambrex Corp.(1)	127,986	1,787,964
Charles River Laboratories International, Inc.(1)	9,148	375,343
PAREXEL International Corp.(1)	48,797	2,241,734
		4,405,041
MACHINERY — 3.3%
Actuant Corp., Class A	48,878	1,611,508
Columbus McKinnon Corp.(1)	17,481	372,695
FreightCar America, Inc.	19,127	324,968
Hyster-Yale Materials Handling, Inc.	24,696	1,550,662
Kadant, Inc.	22,224	670,498
L.B. Foster Co., Class A	4,012	173,198
Lindsay Corp.	21,170	1,587,326
Lydall, Inc.(1)	46,592	680,243
Mueller Water Products, Inc. Class A	252,436	1,744,333
Standex International Corp.	6,206	327,366
WABCO Holdings, Inc.(1)	13,139	981,352
		10,024,149
MEDIA — 1.7%
Carmike Cinemas, Inc.(1)	33,637	651,212
E.W. Scripps Co. (The), Class A(1)	125,173	1,950,196
Harte-Hanks, Inc.	82,360	708,296
Journal Communications, Inc., Class A(1)	57,166	428,173
Saga Communications, Inc. Class A	3,466	159,124
Scholastic Corp.	39,359	1,152,825
		5,049,826
METALS AND MINING — 1.8%
Coeur Mining, Inc.(1)	133,527	1,775,909
Handy & Harman Ltd.(1)	4,306	76,991
Kaiser Aluminum Corp.	25,067	1,552,650
Nevsun Resources Ltd.	99,799	294,407
Worthington Industries, Inc.	53,964	1,711,199
		5,411,156
MULTILINE RETAIL — 0.3%
Dillard’s, Inc., Class A	10,768	882,653
OIL, GAS AND CONSUMABLE FUELS — 2.5%
Alon USA Energy, Inc.	93,141	1,346,819
CVR Energy, Inc.	24,526	1,162,532
Delek US Holdings, Inc.	49,092	1,412,868
Renewable Energy Group, Inc.(1)	4,911	69,884
Rosetta Resources, Inc.(1)	5,248	223,145
Tesoro Corp.	27,273	1,426,923
Warren Resources, Inc.(1)	33,165	84,571
Western Refining, Inc.	60,360	1,694,305
		7,421,047
PAPER AND FOREST PRODUCTS — 1.7%
Louisiana-Pacific Corp.(1)	117,908	1,743,859
Resolute Forest Products(1)	112,215	1,477,872
Schweitzer-Mauduit International, Inc.	40,734	2,031,812
		5,253,543
PERSONAL PRODUCTS — 1.1%
Medifast, Inc.(1)	64,303	1,656,445
USANA Health Sciences, Inc.(1)	22,841	1,653,232
		3,309,677
PHARMACEUTICALS — 1.9%
BioDelivery Sciences International, Inc.(1)	116,570	473,274
Endocyte, Inc.(1)	94,248	1,237,476
Lannett Co., Inc.(1)	40,213	478,937
Questcor Pharmaceuticals, Inc.	44,728	2,033,335
Santarus, Inc.(1)	76,718	1,614,914
		5,837,936
PROFESSIONAL SERVICES — 2.2%
Barrett Business Services, Inc.	11,909	621,769
FTI Consulting, Inc.(1)	19,522	642,079
Huron Consulting Group, Inc.(1)	35,458	1,639,578
Kforce, Inc.	98,179	1,433,413
Navigant Consulting, Inc.(1)	38,458	461,496
RPX Corp.(1)	106,470	1,788,696
		6,587,031
REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.8%
Alexander’s, Inc.	471	138,337
Apollo Commercial Real Estate Finance, Inc.	43,742	694,623
Cedar Realty Trust, Inc.	1,245	6,449
Cousins Properties, Inc.	180,378	1,821,818

14

Shares	Value

EastGroup Properties, Inc.	31,326	$ 1,762,714
First Industrial Realty Trust, Inc.	116,581	1,768,534
Geo Group, Inc. (The)	58,404	1,982,816
Gramercy Property Trust, Inc.(1)	144,401	649,805
LaSalle Hotel Properties	63,506	1,568,598
Pennsylvania Real Estate Investment Trust	82,173	1,551,426
RAIT Financial Trust	123,820	931,126
RLJ Lodging Trust	88,353	1,987,059
Ryman Hospitality Properties	31,389	1,224,485
Spirit Realty Capital, Inc.	77,754	1,377,801
		17,465,591
ROAD AND RAIL — 0.9%
AMERCO, Inc.	4,284	693,580
Swift Transportation Co.(1)	118,380	1,958,005
		2,651,585
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.9%
Advanced Energy Industries, Inc.(1)	81,657	1,421,648
ATMI, Inc.(1)	22,258	526,402
First Solar, Inc.(1)	38,870	1,738,655
Kulicke & Soffa Industries, Inc.(1)	86,004	951,204
LSI Corp.(1)	104,807	748,322
MaxLinear, Inc., Class A(1)	69,239	484,673
Microsemi Corp.(1)	89,434	2,034,623
PLX Technology, Inc.(1)	160,189	762,500
		8,668,027
SOFTWARE — 4.1%
Aspen Technology, Inc.(1)	67,378	1,939,813
Cadence Design Systems, Inc.(1)	57,871	837,972
CommVault Systems, Inc.(1)	27,430	2,081,663
Manhattan Associates, Inc.(1)	24,273	1,872,905
Mentor Graphics Corp.	99,462	1,944,482
Monotype Imaging Holdings, Inc.	16,799	426,862
NetScout Systems, Inc.(1)	72,000	1,680,480
PTC, Inc.(1)	49,609	1,216,909
QAD, Inc., Class A	3,794	43,555
TeleNav, Inc.(1)	58,714	307,074
		12,351,715
SPECIALTY RETAIL — 3.0%
ANN, Inc.(1)	11,301	375,193
Big 5 Sporting Goods Corp.	68,030	1,493,259
Brown Shoe Co., Inc.	79,698	1,715,898
Buckle, Inc. (The)	35,753	1,859,871

Childrens Place Retail Stores, Inc. (The)(1)	34,128	1,870,214
Destination Maternity Corp.	16,000	393,600
Francesca’s Holdings Corp.(1)	172	4,780
GameStop Corp., Class A	30,079	1,264,220
		8,977,035
TEXTILES, APPAREL AND LUXURY GOODS — 1.1%
Culp, Inc.	24,807	431,394
Iconix Brand Group, Inc.(1)	69,832	2,053,759
RG Barry Corp.	7,499	121,784
Unifi, Inc.(1)	26,797	553,894
		3,160,831
THRIFTS AND MORTGAGE FINANCE — 0.5%
Ocwen Financial Corp.(1)	38,955	1,605,725
TOBACCO — 0.6%
Universal Corp.	31,275	1,809,259
WATER UTILITIES — 0.5%
American States Water Co.	28,666	1,538,504
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
USA Mobility, Inc.	24,304	329,805
TOTAL COMMON STOCKS (Cost $248,859,049)		297,254,591
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $600,511), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $588,230)		588,227
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $1,798,028), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $1,764,689)		1,764,682
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $598,309), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $588,230)		588,228
SSgA U.S. Government Money Market Fund	1,623,794	1,623,794
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,564,931)		4,564,931
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $253,423,980)		301,819,522
OTHER ASSETS AND LIABILITIES†		(132,330)
TOTAL NET ASSETS — 100.0%		$301,687,192

15

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $253,423,980)	$301,819,522
Receivable for capital shares sold	141,406
Dividends and interest receivable	208,240
302,169,168

Liabilities
Payable for capital shares redeemed	266,067
Accrued management fees	209,567
Distribution and service fees payable	6,342
481,976

Net Assets	$301,687,192

Net Assets Consist of:
Capital (par value and paid-in surplus)	$389,648,975
Undistributed net investment income	459,547
Accumulated net realized loss	(136,816,872)
Net unrealized appreciation	48,395,542
$301,687,192

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$236,280,325	22,812,597	$10.36
Institutional Class, $0.01 Par Value	$36,886,169	3,544,606	$10.41
A Class, $0.01 Par Value	$26,861,713	2,645,188	$10.15*
C Class, $0.01 Par Value	$303,379	29,988	$10.12
R Class, $0.01 Par Value	$1,355,606	134,899	$10.05

*Maximum offering price $10.77 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,793)	$ 4,763,315
Interest	2,594
4,765,909

Expenses:
Management fees	2,235,081
Distribution and service fees:
A Class	62,917
C Class	1,643
R Class	5,374
Directors’ fees and expenses	13,124
2,318,139

Net investment income (loss)	2,447,770

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	33,861,405
Futures contract transactions	8,788
33,870,193

Change in net unrealized appreciation (depreciation) on investments	27,284,573

Net realized and unrealized gain (loss)	61,154,766

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,602,536

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$ 2,447,770	$ 1,134,737
Net realized gain (loss)	33,870,193	22,119,637
Change in net unrealized appreciation (depreciation)	27,284,573	(30,243,656)
Net increase (decrease) in net assets resulting from operations	63,602,536	(6,989,282)

Distributions to Shareholders
From net investment income:
Investor Class	(1,851,351)	(606,377)
Institutional Class	(338,268)	(181,344)
A Class	(179,380)	(17,887)
C Class	(322)	—
R Class	(5,473)	—
Decrease in net assets from distributions	(2,374,794)	(805,608)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(4,515,642)	(42,884,361)

Net increase (decrease) in net assets	56,712,100	(50,679,251)

Net Assets
Beginning of period	244,975,092	295,654,343
End of period	$301,687,192	$244,975,092

Undistributed net investment income	$459,547	$559,352

See Notes to Financial Statements.

19

Notes to Financial Statements

June 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing primarily in stocks of small companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

20

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

21

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 0.87% for the Investor Class, A Class, C Class and R Class and 0.67% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 21% of the shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $243,181,926 and $249,574,496 respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	3,498,387	$32,689,224	4,492,903	$35,130,570
Issued in reinvestment of distributions	208,686	1,814,208	74,240	594,091
Redeemed	(3,781,840)	(34,374,585)	(7,786,139)	(62,419,731)
	(74,767)	128,847	(3,218,996)	(26,695,070)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	725,575	6,624,102	1,173,172	9,379,013
Issued in reinvestment of distributions	38,679	337,845	23,354	180,999
Redeemed	(786,549)	(7,168,177)	(2,682,434)	(19,252,370)
	(22,295)	(206,230)	(1,485,908)	(9,692,358)
A Class/Shares Authorized	140,000,000		140,000,000
Sold	561,261	5,069,211	561,169	4,459,495
Issued in reinvestment of distributions	20,992	178,740	2,105	17,854
Redeemed	(1,147,527)	(10,046,009)	(1,423,609)	(10,976,701)
	(565,274)	(4,798,058)	(860,335)	(6,499,352)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	26,032	239,425	2,211	17,729
Issued in reinvestment of distributions	38	322	—	—
Redeemed	(5,586)	(51,722)	(1,685)	(11,539)
	20,484	188,025	526	6,190
R Class/Shares Authorized	10,000,000		10,000,000
Sold	64,202	577,806	30,952	237,954
Issued in reinvestment of distributions	605	5,089	—	—
Redeemed	(46,128)	(411,121)	(30,595)	(241,725)
	18,679	171,774	357	(3,771)
Net increase (decrease)	(623,173)	$(4,515,642)	(5,564,356)	$(42,884,361)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

23

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$297,254,591	—	—
Temporary Cash Investments	1,623,794	$2,941,137	—
Total Value of Investment Securities	$298,878,385	$2,941,137	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $8,788 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,374,794	$805,608
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$253,560,260
Gross tax appreciation of investments	$54,861,436
Gross tax depreciation of investments	(6,602,174)
Net tax appreciation (depreciation) of investments	$48,259,262
Undistributed ordinary income	$545,428
Accumulated short-term capital losses	$(136,766,473)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$8.24	0.08	2.12	2.20	(0.08)	$10.36	26.92%	0.88%	0.92%	93%	$236,280
2012	$8.38	0.04	(0.16)	(0.12)	(0.02)	$8.24	(1.37)%	0.89%	0.45%	72%	$188,519
2011	$6.15	0.01	2.23	2.24	(0.01)	$8.38	36.39%	0.89%	0.17%	61%	$218,642
2010	$5.00	0.01	1.16	1.17	(0.02)	$6.15	23.39%	0.90%	0.12%	44%	$234,727
2009	$7.76	0.02	(2.78)	(2.76)	—(3)	$5.00	(35.51)%	0.90%	0.33%	92%	$229,568
Institutional Class
2013	$8.27	0.10	2.14	2.24	(0.10)	$10.41	27.27%	0.68%	1.12%	93%	$36,886
2012	$8.42	0.05	(0.15)	(0.10)	(0.05)	$8.27	(1.20)%	0.69%	0.65%	72%	$29,506
2011	$6.19	0.03	2.22	2.25	(0.02)	$8.42	36.43%	0.69%	0.37%	61%	$42,541
2010	$5.02	0.02	1.18	1.20	(0.03)	$6.19	23.87%	0.70%	0.32%	44%	$42,599
2009	$7.79	0.03	(2.79)	(2.76)	(0.01)	$5.02	(35.38)%	0.70%	0.53%	92%	$143,028
A Class(4)
2013	$8.08	0.06	2.07	2.13	(0.06)	$10.15	26.58%	1.13%	0.67%	93%	$26,862
2012	$8.22	0.02	(0.15)	(0.13)	(0.01)	$8.08	(1.64)%	1.14%	0.20%	72%	$25,944
2011	$6.05	(0.01)	2.18	2.17	—	$8.22	35.87%	1.14%	(0.08)%	61%	$33,452
2010	$4.91	(0.01)	1.16	1.15	(0.01)	$6.05	23.40%	1.15%	(0.13)%	44%	$35,567
2009	$7.65	—(3)	(2.74)	(2.74)	—	$4.91	(35.82)%	1.15%	0.08%	92%	$49,253

26

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$8.08	(0.03)	2.10	2.07	(0.03)	$10.12	25.68%	1.88%	(0.08)%	93%	$303
2012	$8.27	(0.04)	(0.15)	(0.19)	—	$8.08	(2.30)%	1.89%	(0.55)%	72%	$77
2011	$6.13	(0.06)	2.20	2.14	—	$8.27	34.91%	1.89%	(0.83)%	61%	$74
2010(5)	$6.40	(0.02)	(0.25)	(0.27)	—	$6.13	(4.22)%	1.90%(6)	(0.79)%(6)	44%(7)	$24
R Class
2013	$8.00	0.04	2.06	2.10	(0.05)	$10.05	26.33%	1.38%	0.42%	93%	$1,356
2012	$8.15	—(3)	(0.15)	(0.15)	—	$8.00	(1.84)%	1.39%	(0.05)%	72%	$930
2011	$6.01	(0.02)	2.16	2.14	—	$8.15	35.61%	1.39%	(0.33)%	61%	$945
2010	$4.89	(0.02)	1.14	1.12	—	$6.01	22.90%	1.40%	(0.38)%	44%	$384
2009	$7.63	(0.01)	(2.73)	(2.74)	—	$4.89	(35.91)%	1.40%	(0.17)%	92%	$321

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(5)	March 1, 2010 (commencement of sale) through June 30, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

28

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

32

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

33

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

34

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

37

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $2,374,794, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79317 1308

ANNUAL REPORT	JUNE 30, 2013

Strategic Inflation Opportunities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	34
Management	35
Approval of Management Agreement	38
Additional Information	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Slow Growth Led to Muted Inflation

A combination of slow global growth and lingering political and economic uncertainties that continued to constrain economic activity helped stifle near-term inflationary pressures for the 12-month period ended June 30, 2013. With inflationary factors relatively tame, inflation-sensitive assets generated low to sharply negative results for the 12-month period.

The world’s leading central banks—including the European Central Bank (ECB), the U.S. Federal Reserve (the Fed), and the Bank of Japan—maintained aggressive stimulus programs throughout the period. These programs enhanced market liquidity, drove down interest rates, and generally encouraged risk-taking among investors. At the same time, these massive and unprecedented stimulus efforts continued to expand the global money supply and heighten the risk for higher long-term inflation.

Near-term inflation, though, was modest and remained below Fed targets. For example, the 12-month change in U.S. inflation was 1.8% at the end of June 2013, according to the Consumer Price Index (CPI). In June 2012, the 12-month CPI was 1.7%.

Fed Comments Sparked Dollar Rally, Broad Financial Markets Sell-off

Late in the period, comments from the Fed about potentially winding down quantitative easing (its $85 billion monthly bond-buying program) later in 2013 triggered a widespread sell-off in the global financial markets. The potential for less market liquidity and higher U.S. interest rates caused the U.S. dollar to strengthen versus most currencies. A stronger dollar makes goods priced in dollars, including commodities, less expensive to U.S. buyers. Most commodities priced in dollars plunged in value following the Fed’s comments, including silver and gold, which were among the hardest-hit.

Meanwhile, the Fed’s tapering talk—and the prospect for higher interest rates—also drove down returns in the global bond markets. In particular, U.S. Treasury Inflation Protected Securities (TIPS) and emerging market bonds suffered steep losses—TIPS due to their longer duration (price sensitivity to interest rate changes) and less liquidity than nominal Treasuries, and emerging market bonds because of the prospect for reduced market liquidity from the Fed.

12-Month Total Returns
As of June 30, 2013
S&P Goldman Sachs Commodities Index (total returns)	2.04%
London Gold PM Fix, in U.S. dollars	-25.43%
Barclays Global Treasury ex-U.S. Bond Index	-5.92%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	-4.78%
Barclays U.S. 1-3 Month Treasury Bill Index	0.08%
U.S. Dollar (Dollar Spot Index)	1.85%

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASIOX	-0.70%	0.53%(1)	4/30/10
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.08%	0.09%	—
Institutional Class	ASINX	-0.40%	0.73%(1)	4/30/10
A Class No sales charge* With sales charge*	ASIDX	-1.00% -6.71%	0.26%(1) -1.60%(1)	4/30/10
C Class	ASIZX	-1.62%	-0.49%(1)	4/30/10
R Class	ASIUX	-1.11%	0.02%(1)	4/30/10

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity- and gold-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010

(1)	From 4/30/10, the Investor Class’s inception date. Not annualized.
(2)	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.19%	0.99%	1.44%	2.19%	1.69%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity- and gold-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito and Steven Brown

Performance Summary

For the 12 months ended June 30, 2013, Strategic Inflation Opportunities declined -0.70%.* The portfolio’s benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index, advanced 0.08% during the same period.

In general, global economic growth and inflation remained relatively subdued during the 12-month period, despite continued intervention from the world’s leading central banks. Central bank action did have a notable influence on global equity markets, which benefited, in part, from heightened risk-taking that the central banks’ programs inspired. Meanwhile, other asset classes, including Treasury inflation-protected securities (TIPS), foreign currencies, and commodity-related investments, didn’t fare as well, tumbling sharply during the Federal Reserve’s (the Fed’s) tapering-inspired sell-off late in the period. Lagging performance from these assets primarily drove the portfolio’s underperformance relative to its Treasury bill benchmark.

Current Inflation Remained Slow

Current inflation was tame as commodity prices generally increased modestly (+2.04%, according to the S&P Goldman Sachs Commodities Index, a measure of global commodities prices) during the 12-month period. Within the commodities market, though, there was wide disparity in performance. For example, energy prices moved higher, with Brent oil increasing 4%, and West Texas Intermediate crude futures climbing 13%. Meanwhile, industrial and precious metals and certain agricultural commodities tumbled during the period. Gold bullion declined more than 25%, due to waning demand, which was triggered by a combination of a stronger U.S. dollar (gold is priced in dollars, so a stronger dollar makes it more expensive for foreign buyers), weaker economic growth in the emerging markets, and muted inflation (as opposed to the rising inflation that often triggers demand for gold from investors looking to hedge against the threat).

Inflation Outlook Tempered

Longer-term inflation expectations declined slightly during the period, according to one market indicator. The yield difference (or breakeven rate) between 10-year TIPS and nominal 10-year Treasuries declined from 2.10 percentage points at the end of June 2012 to 1.99 percentage points at the end of June 2013. Theoretically, the 10-year breakeven rate reflects the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

Portfolio Positioning & Strategy

Strategic Inflation Opportunities’ neutral asset mix as of June 30, 2013, was 45% inflation-linked bonds, 25% non-dollar investments, 15% commodity-related investments, 10% global real estate investment trusts (REITs), and 5% gold securities that track the price of gold bullion, including gold exchange-traded

*All fund returns referenced in this commentary are for Investor Class shares.

funds (ETFs). The portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices. The portfolio’s investment team makes modest tactical adjustments to its asset mix in an effort to add value and improve the portfolio’s ability to meet its investment objective. Late in the period, the team added strategic exposure to global REITs and gold securities—asset classes previously available only on a tactical basis. The team believes this change will improve the portfolio’s long-term risk-adjusted return profile through a more-diversified strategic allocation.

Within the portfolio’s inflation-linked securities allocation, TIPS underperformed the benchmark and detracted from the portfolio’s relative performance. As the period progressed, and longer-term inflation expectations waned, the investment team reduced its exposure to TIPS. The team is looking to increase TIPS exposure if breakeven rates continue to move lower to a better entry point. The portfolio also held higher-yielding mortgage-backed securities and investment-grade and high-yield corporate bonds in conjunction with inflation “swaps” (inflation-linked overlays for corporate and mortgage securities), which also declined, as inflation-linked securities generally lagged the portfolio’s benchmark.

Within the commodities-related component, the portfolio was invested in common stocks, commodity ETFs, and gold-related securities (such as holdings in mining companies). This exposure generated mixed results for the period. Energy-related stocks generally outperformed, while positions in the metals and mining industry weighed on results. The portfolio ended the period with overweight positions in energy and agriculture companies and underweight positions in industrial metals, livestock, and precious metals, relative to its neutral asset mix.

A small weighting to global REITs contributed positively to performance, as the global real estate environment generally improved throughout the period. At the end of June 2013, the portfolio was underweight mortgage and health care REITs and overweight lodging, retail and diversified REITs, relative to its neutral asset mix. Meanwhile, exposure to securities that track the price of gold bullion, including gold ETFs, detracted from portfolio performance.

The team continued to favor currencies of countries with higher growth potential and economies tied to commodity prices, including Canada, Norway, Australia, and New Zealand. Though currency values varied widely during the period and the U.S. dollar generally strengthened, the team’s selection and allocation decisions among currencies contributed to performance. By the end of the period, the portfolio’s largest currency overweight positions relative to the team’s neutral targets were in the Norwegian krone and Canadian dollar; the Japanese yen was the largest underweight stake.

Outlook

The portfolio’s investment team expects near-term inflation to remain contained. Longer term, record federal debt and the Fed’s aggressive monetary policy and stimulus programs eventually may result in higher inflation than what is currently priced into the Treasury market. The team believes this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power through investments in inflation-fighting portfolios, such as Strategic Inflation Opportunities.

Fund Characteristics

JUNE 30, 2013
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	31.5%
Domestic Common Stocks	14.0%
Foreign Common Stocks	8.4%
Commercial Paper	10.4%
Exchange-Traded Funds	9.3%
Corporate Bonds	3.3%
Collateralized Mortgage Obligations	3.0%
Commercial Mortgage-Backed Securities	2.2%
Rights	—*
Warrants	—*
Temporary Cash Investments	18.4%
Other Assets and Liabilities	(0.5)%

*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$955.70	$5.29	1.09%
Institutional Class	$1,000	$956.70	$4.32	0.89%
A Class	$1,000	$953.60	$6.49	1.34%
C Class	$1,000	$951.20	$10.11	2.09%
R Class	$1,000	$953.40	$7.70	1.59%
Hypothetical
Investor Class	$1,000	$1,019.39	$5.46	1.09%
Institutional Class	$1,000	$1,020.38	$4.46	0.89%
A Class	$1,000	$1,018.15	$6.71	1.34%
C Class	$1,000	$1,014.43	$10.44	2.09%
R Class	$1,000	$1,016.91	$7.95	1.59%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2013

	Principal Amount/ Shares	Value
U.S. Treasury Securities — 31.5%
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	$1,098,750	$1,114,373
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	702,808	720,708
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	3,662,328	3,934,999
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	3,450,082	3,540,108
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	944,164	1,044,187
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	3,920,404	4,346,442
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	10,237,800	10,508,539
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	841,463	954,798
TOTAL U.S. TREASURY SECURITIES (Cost $26,556,502)		26,164,154
Common Stocks — 22.4%
CHEMICALS — 0.1%
CF Industries Holdings, Inc.	101	17,321
Monsanto Co.	196	19,365
Mosaic Co. (The)	326	17,542
Potash Corp. of Saskatchewan, Inc.	467	17,807
		72,035
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	146	14,369
Vulcan Materials Co.	1,021	49,427
		63,796
CONTAINERS AND PACKAGING — 0.1%
Crown Holdings, Inc.(2)	367	15,095
MeadWestvaco Corp.	1,403	47,856
Owens-Illinois, Inc.(2)	572	15,896
Sealed Air Corp.	657	15,735
		94,582
ENERGY EQUIPMENT AND SERVICES — 1.4%
Baker Hughes, Inc.	2,159	99,595
Calfrac Well Services Ltd.	652	18,790
Ensco plc, Class A	940	$54,633
Halliburton Co.	5,096	212,605
Nabors Industries Ltd.	2,435	37,280
National Oilwell Varco, Inc.	2,013	138,696
Noble Corp.	1,464	55,017
Oceaneering International, Inc.	725	52,345
Patterson-UTI Energy, Inc.	2,140	41,420
Rowan Cos. plc(2)	364	12,401
Schlumberger Ltd.	5,077	363,818
Tidewater, Inc.	773	44,038
Weatherford International Ltd.(2)	3,780	51,786
		1,182,424
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
Brookdale Senior Living, Inc.(2)	9,276	245,257
HOTELS, RESTAURANTS AND LEISURE — 1.1%
Galaxy Entertainment Group Ltd.(2)	23,000	112,686
Las Vegas Sands Corp.	2,860	151,380
Sands China Ltd.	25,600	120,639
Starwood Hotels & Resorts Worldwide, Inc.	3,916	247,452
Wyndham Worldwide Corp.	4,431	253,586
		885,743
HOUSEHOLD DURABLES — 0.2%
Sekisui House Ltd.	4,000	57,834
Taylor Wimpey plc	79,756	116,150
		173,984
METALS AND MINING — 0.6%
B2Gold Corp.(2)	9,478	20,187
Barrick Gold Corp.	1,530	24,082
Franco-Nevada Corp.	1,218	43,603
Freeport-McMoRan Copper & Gold, Inc.	4,167	115,051
Goldcorp, Inc. New York Shares	3,419	84,552
Kinross Gold Corp. New York Shares	2,221	11,327
New Gold, Inc.(2)	1,840	11,915
Newmont Mining Corp.	555	16,622
Randgold Resources Ltd. ADR	245	15,692
Royal Gold, Inc.	689	28,993
Sandstorm Gold Ltd.(2)	4,225	24,787
Silver Wheaton Corp.	938	18,451

Principal Amount/ Shares	Value

Tahoe Resources, Inc.(2)	1,686	$23,903
Teck Resources Ltd.	1,063	22,716
Yamana Gold, Inc. New York Shares	2,500	23,775
		485,656
OIL, GAS AND CONSUMABLE FUELS — 5.2%
Alpha Natural Resources, Inc.(2)	2,338	12,251
Anadarko Petroleum Corp.	2,176	186,984
Apache Corp.	1,495	125,326
Cabot Oil & Gas Corp.	924	65,623
Canadian Natural Resources Ltd.	2,590	73,193
Cheniere Energy, Inc.(2)	1,820	50,523
Chesapeake Energy Corp.	3,235	65,929
Chevron Corp.	4,426	523,773
Cimarex Energy Co.	499	32,430
Cobalt International Energy, Inc.(2)	755	20,060
ConocoPhillips	3,994	241,637
Continental Resources, Inc.(2)	221	19,019
Denbury Resources, Inc.(2)	1,763	30,535
Devon Energy Corp.	1,912	99,195
Encana Corp.	4,209	71,300
Energy Transfer Equity LP	666	39,840
Energy Transfer Partners LP	521	26,331
Enterprise Products Partners LP	545	33,872
EOG Resources, Inc.	1,314	173,028
Exxon Mobil Corp.	6,034	545,172
Hess Corp.	1,503	99,934
Kinder Morgan, Inc.	3,254	124,140
Marathon Oil Corp.	3,329	115,117
Marathon Petroleum Corp.	1,373	97,565
Newfield Exploration Co.(2)	732	17,487
Noble Energy, Inc.	1,470	88,259
Occidental Petroleum Corp.	3,254	290,354
Peabody Energy Corp.	1,386	20,291
Peyto Exploration & Development Corp.	1,040	30,062
Phillips 66	2,448	144,212
Pioneer Natural Resources Co.	429	62,098
Plains All American Pipeline LP	578	32,258
Range Resources Corp.	879	67,964
Southwestern Energy Co.(2)	1,320	48,220
Spectra Energy Corp.	2,936	101,175
StealthGas, Inc.(2)	3,095	34,045
Suncor Energy, Inc.	5,440	160,426
Talisman Energy, Inc., New York Shares	4,292	49,058
Tesoro Corp.	432	22,602
Ultra Petroleum Corp.(2)	1,179	23,368
Valero Energy Corp.	2,643	91,897
Veresen, Inc.	2,557	30,318
Whiting Petroleum Corp.(2)	841	38,762
Williams Cos., Inc. (The)	2,623	85,169
WPX Energy, Inc.(2)	1,796	34,016
		4,344,818
PAPER AND FOREST PRODUCTS — 0.2%
Domtar Corp.	706	46,949
International Paper Co.	1,066	47,234
Louisiana-Pacific Corp.(2)	2,690	39,785
		133,968
REAL ESTATE INVESTMENT TRUSTS (REITs) — 8.4%
Apartment Investment & Management Co., Class A	10,053	301,992
Big Yellow Group plc	13,719	80,250
British Land Co. plc	11,257	96,992
Camden Property Trust	4,582	316,799
CapitaMall Trust	52,000	81,846
Charter Hall Group	28,524	100,955
Corio NV	2,755	109,607
DCT Industrial Trust, Inc.	38,254	273,516
DDR Corp.	17,450	290,543
Derwent London plc	2,857	99,943
Douglas Emmett, Inc.	11,150	278,193
Extra Space Storage, Inc.	7,173	300,764
Fibra Uno Administracion SA de CV	33,186	111,436
Gecina SA	458	50,661
GLP J-REIT	59	57,703
Goodman Group	34,419	153,612
Great Portland Estates plc	11,786	95,276
Host Hotels & Resorts, Inc.	20,216	341,044
Japan Real Estate Investment Corp.	8	89,292
Kilroy Realty Corp.	5,687	301,468
Link Real Estate Investment Trust (The)	30,500	150,022
Macerich Co. (The)	5,442	331,799
Mirvac Group	93,763	137,630
Nippon Building Fund, Inc.	12	138,899
Nippon Prologis REIT, Inc.	13	113,118
Post Properties, Inc.	5,650	279,619

Principal Amount/ Shares	Value

ProLogis, Inc.	10,996	$414,769
Simon Property Group, Inc.	4,373	690,584
Taubman Centers, Inc.	3,858	289,929
UDR, Inc.	12,667	322,882
Unibail-Rodamco SE	1,227	285,885
Westfield Group	26,773	280,111
		6,967,139
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 4.7%
Aliansce Shopping Centers SA	8,500	72,530
Ayala Land, Inc.	159,200	112,030
BR Malls Participacoes SA	2,700	24,140
Brookfield Asset Management, Inc. Class A	9,013	324,648
Brookfield Office Properties, Inc.	7,438	124,066
Capital & Counties Properties plc	18,017	89,608
CapitaLand Ltd.	43,000	104,489
Central Pattana PCL	49,200	71,385
Cheung Kong Holdings Ltd.	11,000	149,200
China Overseas Grand Oceans Group Ltd.	50,000	63,821
China Overseas Land & Investment Ltd.	40,000	104,950
China Resources Land Ltd.	36,000	98,401
Corp. Inmobiliaria Vesta SAB de CV	18,436	36,566
Country Garden Holdings Co.	170,000	88,989
Countrywide plc(2)	13,856	106,425
Daiwa House Industry Co. Ltd.	7,000	130,641
Forest City Enterprises, Inc. Class A(2)	15,354	274,990
Global Logistic Properties Ltd.	71,000	154,043
Growthpoint Properties Ltd.	47,814	127,648
Huaku Development Co. Ltd.	9,000	25,975
Keppel Land Ltd.	25,000	66,075
Mitsubishi Estate Co. Ltd.	9,000	239,655
Mitsui Fudosan Co. Ltd.	11,000	323,523
PT Ciputra Development Tbk	290,000	39,446
PT Lippo Karawaci Tbk	345,000	52,836
PT Pakuwon Jati Tbk	1,099,000	38,202
Quality Houses PCL NVDR	504,600	50,436
Shimao Property Holdings Ltd.	33,000	65,523
Sumitomo Realty & Development Co. Ltd.	5,000	199,385
Sun Hung Kai Properties Ltd.	14,000	180,685
TAG Immobilien AG	3,015	32,891
Unite Group plc	16,280	89,660
Wharf Holdings Ltd.	25,000	210,158
Wheelock & Co. Ltd.	15,000	75,232
		3,948,252
SPECIALTY RETAIL†
CST Brands, Inc.(2)	343	10,568
TOTAL COMMON STOCKS (Cost $17,960,833)		18,608,222
Commercial Paper(3) — 10.4%
CRC Funding LLC, 0.24%, 8/7/13(4)	2,000,000	1,999,507
Lexington Parker Capital, 0.17%, 7/8/13(4)	2,900,000	2,899,904
Liberty Street Funding LLC, 0.16%, 7/22/13(4)	2,000,000	1,999,813
Toyota Motor Credit Corp., 0.16%, 8/8/13	1,750,000	1,749,705
TOTAL COMMERCIAL PAPER (Cost $8,648,929)		8,648,929
Exchange-Traded Funds — 9.3%
iShares S&P GSCI Commodity Indexed Trust(2)	143,332	4,414,625
PowerShares DB Commodity Index Tracking Fund(2)	36,563	918,828
SPDR Gold Shares(2)	9,778	1,165,049
Sprott Physical Gold Trust(2)	114,147	1,167,724
TOTAL EXCHANGE-TRADED FUNDS (Cost $8,641,997)		7,666,226
Corporate Bonds — 3.3%
AUTO COMPONENTS — 0.1%
Visteon Corp., 6.75%, 4/15/19	63,000	66,623
AUTOMOBILES — 0.2%
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	70,000	75,375
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	106,854
		182,229
BEVERAGES†
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	30,000	34,620
CHEMICALS — 0.1%
Ashland, Inc., 4.75%, 8/15/22(4)	75,000	74,437

Principal Amount/ Shares	Value

COMMERCIAL BANKS — 0.1%
Capital One Financial Corp., 2.125%, 7/15/14	$50,000	$50,596
COMMUNICATIONS EQUIPMENT — 0.2%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	72,281
SBA Communications Corp., 5.625%, 10/1/19(4)	75,000	74,531
		146,812
CONSTRUCTION MATERIALS — 0.1%
Covanta Holding Corp., 7.25%, 12/1/20	75,000	78,993
CONSUMER FINANCE — 0.1%
CIT Group, Inc., 4.75%, 2/15/15(4)	75,000	76,406
Credit Suisse (New York), 5.50%, 5/1/14	20,000	20,819
		97,225
CONTAINERS AND PACKAGING — 0.1%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(4)	70,000	75,075
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Ally Financial, Inc., 8.30%, 2/12/15	70,000	75,600
Citigroup, Inc., 6.00%, 12/13/13	60,000	61,401
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	45,000	46,997
Morgan Stanley, 5.625%, 9/23/19	20,000	21,515
UBS AG (Stamford Branch), 2.25%, 8/12/13	23,000	23,046
		228,559
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Cincinnati Bell, Inc., 8.25%, 10/15/17	70,000	73,325
Windstream Corp., 7.875%, 11/1/17	30,000	33,075
		106,400
FOOD PRODUCTS†
Tyson Foods, Inc., 6.60%, 4/1/16	20,000	22,602
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	25,000	26,156
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(4)	70,000	73,150
Universal Health Services, Inc., 7.125%, 6/30/16	40,000	44,300
		143,606
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(4)	70,000	69,825
INSURANCE — 0.1%
International Lease Finance Corp., 4.875%, 4/1/15	70,000	71,400
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	70,000	70,525
International Business Machines Corp., 1.95%, 7/22/16	50,000	51,280
		121,805
MEDIA — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	70,000	74,462
DISH DBS Corp., 7.00%, 10/1/13	50,000	50,613
Sirius XM Radio, Inc., 8.75%, 4/1/15(4)	70,000	77,350
		202,425
METALS AND MINING†
Barrick Gold Corp., 2.90%, 5/30/16	30,000	29,608
MULTI-UTILITIES — 0.1%
Calpine Corp., 7.25%, 10/15/17(4)	63,000	65,993
CMS Energy Corp., 4.25%, 9/30/15	30,000	31,830
CMS Energy Corp., 8.75%, 6/15/19	25,000	32,280
		130,103
OIL, GAS AND CONSUMABLE FUELS — 0.5%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	70,000	57,225
Anadarko Petroleum Corp., 5.95%, 9/15/16	20,000	22,446
Bill Barrett Corp., 7.00%, 10/15/22	75,000	75,375
Denbury Resources, Inc., 8.25%, 2/15/20	75,000	81,375
Newfield Exploration Co., 6.875%, 2/1/20	50,000	51,750
Peabody Energy Corp., 7.375%, 11/1/16	30,000	33,450
Peabody Energy Corp., 6.50%, 9/15/20	30,000	30,225
QEP Resources, Inc., 5.25%, 5/1/23	75,000	73,500
		425,346

Principal Amount/ Shares	Value

PERSONAL PRODUCTS — 0.1%
Procter & Gamble Co. (The), 0.70%, 8/15/14	$50,000	$50,154
PHARMACEUTICALS — 0.1%
Valeant Pharmaceuticals International, 6.50%, 7/15/16(4)	70,000	72,450
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Reckson Operating Partnership LP, 6.00%, 3/31/16	50,000	54,510
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	70,000	72,625
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	75,000	80,344
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Sprint Nextel Corp., 6.00%, 12/1/16	70,000	74,025
TOTAL CORPORATE BONDS (Cost $2,719,225)		2,762,397
Collateralized Mortgage Obligations(5) — 3.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	13,688	14,164
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	14,696	15,058
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	75,000	76,936
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	75,691	68,459
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.85%, 7/1/13	42,002	40,553
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, 7/1/13	104,816	101,130
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.29%, 7/1/13	128,177	125,926
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	$10,806	$11,144
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	102,189	105,165
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	16,521	17,116
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.29%, 7/1/13	71,667	69,805
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 7/1/13	89,204	88,087
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.01%, 7/1/13	92,651	85,577
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 7/1/13(4)	116,438	117,130
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	33,715	35,439
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.73%, 7/1/13	29,876	30,977
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	22,962	24,369
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	20,262	21,299
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	99,656	100,552
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	20,855	21,857
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 7/1/13	35,606	35,198
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.70%, 7/1/13	93,914	94,572

Principal Amount/ Shares	Value

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 7/1/13	$80,340	$81,177
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	117,926	120,987
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	119,128	116,997
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	148,953	151,029
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	74,052	73,860
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	41,564	42,811
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.47%, 7/1/13	56,402	49,787
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.41%, 7/1/13	27,369	26,495
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.64%, 7/1/13	110,295	106,463
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	86,284	83,274
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	66,390	65,050
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	79,827	80,142
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	43,355	46,045
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	38,390	40,039
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	18,930	19,567
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.05%, 7/1/13	11,110	10,937
		2,415,173
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	83,572	91,032
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,480,824)		2,506,205
Commercial Mortgage-Backed Securities(5) — 2.2%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	145,118	146,380
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	2,265	2,273
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 7/1/13	100,000	107,746
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 7/1/13	75,000	79,938
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(4)	100,000	94,273
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, VRN, 5.43%, 7/1/13	25,000	25,684
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	22,615	22,599
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 7/1/13	200,000	208,841
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 7/1/13	200,000	205,826

Principal Amount/ Shares	Value

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	$200,000	$210,323
Irvine Core Office Trust, Series 2013-IRV, Class A2, VRN, 3.31%, 7/10/13(4)	75,000	71,048
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	64,632	65,737
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	155,000	157,776
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.71%, 7/11/13	150,000	154,386
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 7/11/13	25,000	25,938
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 7/11/13	125,000	132,453
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 7/11/13	75,000	80,176
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	$12,872	13,014
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,846,601)		1,804,411
Warrants†
METALS AND MINING†
GoGold Resources, Inc.(2) (Cost $—)	101,250	—
Rights†
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
New World Development Co., Ltd.(2) (Cost $—)	675	—
Temporary Cash Investments — 18.4%
Federal Home Loan Bank Discount Notes, 0.07%, 8/7/13(3)	$4,200,000	4,199,720
SSgA U.S. Government Money Market Fund	11,064,544	11,064,544
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,264,264)		15,264,264
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $84,119,175)		83,424,808
OTHER ASSETS AND LIABILITIES — (0.5)%		(433,373)
TOTAL NET ASSETS — 100.0%		$82,991,435

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
AUD	150,000	USD	143,241	Westpac Group	9/17/2013	$(6,824)
AUD	100,000	USD	93,828	Westpac Group	9/17/2013	(2,884)
BRL	800,000	USD	368,375	Barclays Bank plc	9/17/2013	(15,366)
CAD	2,700,000	USD	2,642,965	HSBC Holdings plc	9/17/2013	(80,424)
USD	100,000	CAD	105,238	Barclays Bank plc	9/17/2013	120
USD	78,347	CAD	80,000	Barclays Bank plc	9/17/2013	2,419
USD	49,055	CAD	50,000	Deutsche Bank	9/17/2013	1,600
CHF	350,000	USD	378,445	UBS AG	9/17/2013	(7,643)
CNY	29,600,000	USD	4,802,310	HSBC Holdings plc	9/17/2013	(34,960)
USD	122,513	CNY	760,000	Barclays Bank plc	9/17/2013	108
USD	200,000	CNY	1,244,300	HSBC Holdings plc	9/17/2013	(406)
USD	137,843	CNY	853,000	HSBC Holdings plc	9/17/2013	460
USD	55,122	COP	105,999,991	Barclays Bank plc	9/17/2013	377
EUR	2,850,000	USD	3,793,906	Barclays Bank plc	9/17/2013	(82,960)
USD	260,261	EUR	200,000	Barclays Bank plc	9/17/2013	(156)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	107,311	EUR	80,000	Barclays Bank plc	9/17/2013	$ 3,144
USD	66,720	EUR	50,000	Barclays Bank plc	9/17/2013	1,616
GBP	550,000	USD	859,535	HSBC Holdings plc	9/17/2013	(23,433)
USD	122,908	GBP	80,000	Westpac Group	9/17/2013	1,294
USD	92,349	GBP	60,000	Westpac Group	9/17/2013	1,138
HKD	2,150,000	USD	277,000	Westpac Group	9/17/2013	283
HUF	33,763,276	USD	150,011	Deutsche Bank	9/17/2013	(2,132)
USD	200,000	HUF	45,946,000	Deutsche Bank	9/17/2013	(1,237)
IDR	970,000,005	USD	95,661	Westpac Group	9/17/2013	(1,495)
IDR	4,719,999,986	USD	457,451	UBS AG	9/18/2013	621
ILS	900,000	USD	246,944	UBS AG	9/18/2013	49
INR	11,600,000	USD	197,145	Westpac Group	9/17/2013	(5,337)
INR	7,900,000	USD	133,177	UBS AG	9/18/2013	(2,566)
USD	200,000	INR	12,353,000	Westpac Group	9/17/2013	(4,258)
JPY	157,700,000	USD	1,641,054	Barclays Bank plc	9/17/2013	(50,458)
USD	39,929	JPY	3,800,000	Barclays Bank plc	9/17/2013	1,602
KRW	829,999,997	USD	728,837	HSBC Holdings plc	9/17/2013	(4,850)
USD	200,000	KRW	232,050,000	HSBC Holdings plc	9/17/2013	(2,411)
MXN	32,150,000	USD	2,487,928	Barclays Bank plc	9/17/2013	(23,571)
USD	163,097	MXN	2,100,000	Barclays Bank plc	9/17/2013	2,128
USD	64,723	MXN	840,000	Barclays Bank plc	9/17/2013	335
MYR	1,050,000	USD	332,280	Westpac Group	9/17/2013	(3,210)
USD	173,373	MYR	560,000	Westpac Group	9/17/2013	(2,131)
USD	111,300	MYR	360,000	Westpac Group	9/17/2013	(1,524)
USD	110,967	MYR	360,000	Westpac Group	9/17/2013	(1,857)
NOK	1,000,000	USD	174,042	Deutsche Bank	9/17/2013	(9,862)
USD	200,000	NOK	1,216,399	Barclays Bank plc	9/17/2013	291
USD	60,212	NOK	360,000	Barclays Bank plc	9/17/2013	1,107
USD	60,300	NOK	350,000	Deutsche Bank	9/17/2013	2,837
USD	48,730	NOK	280,000	Deutsche Bank	9/17/2013	2,759
PEN	300,000	USD	107,143	Barclays Bank plc	9/17/2013	(14)
USD	108,323	PEN	300,000	Barclays Bank plc	9/17/2013	1,194
PHP	5,700,000	USD	132,957	Westpac Group	9/17/2013	(729)
USD	93,071	PHP	4,000,000	Westpac Group	9/17/2013	280
PLN	334,784	USD	100,000	Barclays Bank plc	9/17/2013	282
USD	119,921	PLN	387,146	Deutsche Bank	9/17/2013	3,954
RUB	4,000,000	USD	124,465	Westpac Group	9/17/2013	(4,184)
RUB	8,300,000	USD	252,098	UBS AG	9/18/2013	(2,554)
USD	132,348	RUB	4,300,000	Deutsche Bank	9/17/2013	3,046
USD	200,000	RUB	6,692,000	Westpac Group	9/17/2013	(1,231)
SEK	600,000	USD	92,547	Deutsche Bank	9/17/2013	(3,230)
SEK	550,000	USD	83,757	Deutsche Bank	9/17/2013	(1,882)
USD	99,155	SEK	640,000	Deutsche Bank	9/17/2013	3,883
SGD	100,000	USD	79,586	HSBC Holdings plc	9/17/2013	(679)
THB	3,900,000	USD	125,199	Westpac Group	9/17/2013	(368)
USD	228,462	TRY	438,666	Deutsche Bank	9/17/2013	3,727
TWD	16,700,000	USD	559,970	HSBC Holdings plc	9/17/2013	(2,268)
TWD	5,992,840	USD	200,000	HSBC Holdings plc	9/17/2013	133
USD	244,720	TWD	7,300,000	HSBC Holdings plc	9/17/2013	934

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	238,017	TWD	7,200,000	HSBC Holdings plc	9/17/2013	$(2,430)

USD	236,812	TWD	7,160,000	HSBC Holdings plc	9/17/2013	(2,299)
USD	197,351	TWD	5,960,000	HSBC Holdings plc	9/17/2013	(1,685)
USD	81,011	ZAR	825,129	Deutsche Bank	9/17/2013	(1,544)
						$(355,331)

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
3	U.S. Treasury 5-Year Notes	September 2013	$363,141	$4,165

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$500,000	U.S. CPI Urban Consumers NSA Index	Receive	1.77%	8/8/14	$(3,464)
Bank of America N.A.	925,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	(12,715)
Bank of America N.A.	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	(10,355)
Barclays Bank plc	500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(6,704)
Barclays Bank plc	900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(12,972)
Barclays Bank plc	2,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.52%	5/13/16	(74,032)
Barclays Bank plc	700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(13,096)
Morgan Stanley Capital Services LLC	800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	10/9/15	(12,600)
						$(145,938)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

BRL = Brazilian Real

CAD = Canadian Dollar

CHF = Swiss Franc

CNY = Chinese Yuan

COP = Colombian Peso

CPI = Consumer Price Index

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

GBP = British Pound

HKD = Hong Kong Dollar

HUF = Hungarian Forint

IDR = Indonesian Rupiah

ILS = Israeli Shekel

INR = Indian Rupee

JPY = Japanese Yen

KRW = South Korea Won

MXN = Mexican Peso

MYR = Malaysian Ringgit

NOK = Norwegian Krone

NSA = Not Seasonally Adjusted

NVDR = Non-Voting Depositary Receipt

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Rouble

SEK = Swedish Krona

SEQ = Sequential Payer

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

TWD = Taiwanese Dollar

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

ZAR = South African Rand

† Category is less than 0.05% of total net assets.

(1) Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged
     was $11,003.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933

     or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $7,840,892, which represented 9.4% of total net assets.

(5) Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $84,119,175)	$83,424,808
Foreign currency holdings, at value (cost of $32,927)	32,862
Receivable for investments sold	1,195,844
Receivable for capital shares sold	13,815
Unrealized gain on forward foreign currency exchange contracts	41,721
Dividends and interest receivable	203,201
Other assets	207
84,912,458

Liabilities
Disbursements in excess of demand deposit cash	42,224
Payable for investments purchased	821,893
Payable for capital shares redeemed	420,636
Payable for variation margin on futures contracts	70
Unrealized loss on forward foreign currency exchange contracts	397,052
Swap agreements, at value	145,938
Accrued management fees	78,237
Distribution and service fees payable	14,973
1,921,023

Net Assets	$82,991,435

Net Assets Consist of:
Capital (par value and paid-in surplus)	$87,367,024
Undistributed net investment income	343,978
Accumulated net realized loss	(3,527,831)
Net unrealized depreciation	(1,191,736)
$82,991,435

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$45,728,111	4,610,322	$9.92
Institutional Class, $0.01 Par Value	$2,994,736	301,160	$9.94
A Class, $0.01 Par Value	$23,107,603	2,340,592	$9.87*
C Class, $0.01 Par Value	$11,024,795	1,132,008	$9.74
R Class, $0.01 Par Value	$136,190	13,858	$9.83

*Maximum offering price $10.47 (net asset value divided by 0.9425).

 See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15,446)	$443,654
Interest	435,760
879,414

Expenses:
Management fees	1,196,672
Distribution and service fees:
A Class	77,202
C Class	101,167
R Class	700
Directors’ fees and expenses	7,556
Other expenses	4,563
1,387,860

Net investment income (loss)	(508,446)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $834)	(938,574)
Futures contract transactions	17,394
Swap agreement transactions	7,097
Foreign currency transactions	294,004
(620,079)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $132)	995,845
Futures contracts	4,656
Swap agreements	(74,869)
Translation of assets and liabilities in foreign currencies	146,750
1,072,382

Net realized and unrealized gain (loss)	452,303

Net Increase (Decrease) in Net Assets Resulting from Operations	$(56,143)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$(508,446)	$(24,259)
Net realized gain (loss)	(620,079)	(2,781,232)
Change in net unrealized appreciation (depreciation)	1,072,382	(3,241,621)
Net increase (decrease) in net assets resulting from operations	(56,143)	(6,047,112)

Distributions to Shareholders
From net investment income:
Investor Class	—	(674,472)
Institutional Class	—	(75,987)
A Class	—	(369,850)
C Class	—	(34,670)
R Class	—	(1,046)
From net realized gains:
Investor Class	—	(145,643)
Institutional Class	—	(13,696)
A Class	—	(85,639)
C Class	—	(18,728)
R Class	—	(338)
Decrease in net assets from distributions	—	(1,420,069)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(30,107,715)	24,791,565

Net increase (decrease) in net assets	(30,163,858)	17,324,384

Net Assets
Beginning of period	113,155,293	95,830,909
End of period	$82,991,435	$113,155,293

Undistributed net investment income	$343,978	$294,710

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 1.08% for the Investor Class, A Class, C Class and R Class and 0.88% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2013 totaled $70,555,655, of which $23,133,650 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 totaled $96,477,676, of which $39,624,512 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,972,806	$20,427,855	3,937,761	$40,224,169
Issued in reinvestment of distributions	—	—	66,304	673,816
Redeemed	(3,967,497)	(40,974,107)	(2,414,685)	(24,702,735)
	(1,994,691)	(20,546,252)	1,589,380	16,195,250
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	258,744	2,682,273	278,083	2,856,280
Issued in reinvestment of distributions	—	—	8,781	89,442
Redeemed	(665,890)	(6,874,904)	(85,296)	(866,892)
	(407,146)	(4,192,631)	201,568	2,078,830
A Class/Shares Authorized	50,000,000		50,000,000
Sold	1,003,003	10,375,269	1,815,215	18,816,025
Issued in reinvestment of distributions	—	—	41,547	422,365
Redeemed	(1,803,527)	(18,390,980)	(1,560,940)	(15,827,678)
	(800,524)	(8,015,711)	295,822	3,410,712
C Class/Shares Authorized	50,000,000		50,000,000
Sold	558,435	5,698,256	460,021	4,733,335
Issued in reinvestment of distributions	—	—	4,733	47,890
Redeemed	(301,454)	(3,052,321)	(169,032)	(1,695,509)
	256,981	2,645,935	295,722	3,085,716
R Class/Shares Authorized	50,000,000		50,000,000
Sold	1,344	13,565	1,996	20,087
Issued in reinvestment of distributions	—	—	136	1,384
Redeemed	(1,213)	(12,621)	(41)	(414)
	131	944	2,091	21,057
Net increase (decrease)	(2,945,249)	$(30,107,715)	2,384,583	$24,791,565

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$26,164,154	—
Domestic Common Stocks	$11,608,490	—	—
Foreign Common Stocks	931,072	6,068,660	—
Commercial Paper	—	8,648,929	—
Exchange-Traded Funds	7,666,226	—	—
Corporate Bonds	—	2,762,397	—
Collateralized Mortgage Obligations	—	2,506,205	—
Commercial Mortgage-Backed Securities	—	1,804,411	—
Warrants	—	—	—
Rights	—	—	—
Temporary Cash Investments	11,064,544	4,199,720	—
Total Value of Investment Securities	$31,270,332	$52,154,476	—

Other Financial Instruments
Futures Contracts	$4,165	—	—
Swap Agreements	—	$(145,938)	—
Forward Foreign Currency Exchange Contracts	—	(355,331)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$4,165	$(501,269)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$41,721	Unrealized loss on forward foreign currency exchange contracts	$397,052
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	70
Other Contracts	Swap agreements	—	Swap agreements	145,938
		$41,721		$543,060

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$299,472	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$147,169
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	17,394	Change in net unrealized appreciation (depreciation) on futures contracts	4,656
Other Contracts	Net realized gain (loss) on swap agreement transactions	7,097	Change in net unrealized appreciation (depreciation) on swap agreements	(74,869)
		$323,963		$76,956

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity- and gold-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity- and gold-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity- and gold-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	—	$1,340,221
Long-term capital gains	—	$79,848

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$84,894,024
Gross tax appreciation of investments	$ 1,338,816
Gross tax depreciation of investments	(2,808,032)
Net tax appreciation (depreciation) of investments	$(1,469,216)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ (162,637)
Net tax appreciation (depreciation)	$(1,631,853)
Other book-to-tax adjustments	$(5,831)
Undistributed ordinary income	$110,406
Accumulated short-term capital losses	$(1,874,940)
Accumulated long-term capital losses	$(973,371)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and the timing and recognition of partnership income. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$9.99	(0.03)	(0.04)	(0.07)	—	—	—	$9.92	(0.70)%	1.09%	1.09%	(0.31)%	(0.31)%	85%	$45,728
2012	$10.71	0.01	(0.57)	(0.56)	(0.13)	(0.03)	(0.16)	$9.99	(5.32)%	1.08%	1.09%	0.12%	0.11%	80%	$65,968
2011	$9.59	0.12	1.10	1.22	(0.10)	—(4)	(0.10)	$10.71	12.78%	0.95%	1.09%	1.27%	1.13%	52%	$53,696
2010(5)	$10.00	0.01	(0.42)	(0.41)	—	—	—	$9.59	(4.10)%	0.95%(6)	1.09%(6)	0.79%(6)	0.65%(6)	0%	$4,044
Institutional Class
2013	$9.99	(0.02)	(0.03)	(0.05)	—	—	—	$9.94	(0.40)%	0.89%	0.89%	(0.11)%	(0.11)%	85%	$2,995
2012	$10.71	0.04	(0.58)	(0.54)	(0.15)	(0.03)	(0.18)	$9.99	(5.13)%	0.88%	0.89%	0.32%	0.31%	80%	$7,078
2011	$9.59	0.15	1.09	1.24	(0.12)	—(4)	(0.12)	$10.71	12.93%	0.75%	0.89%	1.47%	1.33%	52%	$5,428
2010(5)	$10.00	0.02	(0.43)	(0.41)	—	—	—	$9.59	(4.10)%	0.75%(6)	0.89%(6)	0.99%(6)	0.85%(6)	0%	$144
A Class
2013	$9.97	(0.05)	(0.05)	(0.10)	—	—	—	$9.87	(1.00)%	1.34%	1.34%	(0.56)%	(0.56)%	85%	$23,108
2012	$10.69	(0.02)	(0.56)	(0.58)	(0.11)	(0.03)	(0.14)	$9.97	(5.51)%	1.33%	1.34%	(0.13)%	(0.14)%	80%	$31,305
2011	$9.58	0.13	1.06	1.19	(0.08)	—(4)	(0.08)	$10.69	12.50%	1.20%	1.34%	1.02%	0.88%	52%	$30,416
2010(5)	$10.00	0.01	(0.43)	(0.42)	—	—	—	$9.58	(4.20)%	1.20%(6)	1.34%(6)	0.54%(6)	0.40%(6)	0%	$3,370

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$9.90	(0.12)	(0.04)	(0.16)	—	—	—	$9.74	(1.62)%	2.09%	2.09%	(1.31)%	(1.31)%	85%	$11,025
2012	$10.65	(0.08)	(0.59)	(0.67)	(0.05)	(0.03)	(0.08)	$9.90	(6.33)%	2.08%	2.09%	(0.88)%	(0.89)%	80%	$8,667
2011	$9.57	0.08	1.03	1.11	(0.03)	—(4)	(0.03)	$10.65	11.64%	1.95%	2.09%	0.27%	0.13%	52%	$6,167
2010(5)	$10.00	—(4)	(0.43)	(0.43)	—	—	—	$9.57	(4.30)%	1.95%(6)	2.09%(6)	(0.21)%(6)	(0.35)%(6)	0%	$356
R Class
2013	$9.94	(0.08)	(0.03)	(0.11)	—	—	—	$9.83	(1.11)%	1.59%	1.59%	(0.81)%	(0.81)%	85%	$136
2012	$10.67	(0.04)	(0.57)	(0.61)	(0.09)	(0.03)	(0.12)	$9.94	(5.78)%	1.58%	1.59%	(0.38)%	(0.39)%	80%	$137
2011	$9.58	0.01	1.15	1.16	(0.07)	—(4)	(0.07)	$10.67	12.10%	1.45%	1.59%	0.77%	0.63%	52%	$124
2010(5)	$10.00	0.01	(0.43)	(0.42)	—	—	—	$9.58	(4.20)%	1.45%(6)	1.59%(6)	0.29%(6)	0.15%(6)	0%	$144

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	Per-share amount was less than $0.005.
(5)	April 30, 2010 (fund inception) through June 30, 2010.
(6)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Inflation Opportunities Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79318 1308

ANNUAL REPORT	JUNE 30, 2013

Utilities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

      Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Quantitative Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended June 30, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, in response to disappointing U.S. economic data, the U.S. Federal Reserve (the Fed) launched its third—and most aggressive—quantitative easing (QE) program, or monthly purchases of $40 billion in government agency mortgage-backed securities. Later in 2012, the Fed expanded the program to include $45 billion in Treasury purchases, bringing its total bond buying to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

The Fed rattled the financial markets late in the reporting period, with comments about “tapering” its quantitative easing program. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. Late in the month, the Fed toned down its tapering talk, and stocks recovered some of their June losses. Overall, most U.S. stock benchmarks generated stellar 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Value Stocks Outpaced Growth Stocks

Across the capitalization spectrum, value stocks were the performance leaders for the 12-month period. Much of this was due to strong one-year returns from the financials and health care sectors, where many value-oriented stocks reside. In particular, expectations for rising interest rates—and the late-quarter rate increase triggered by Fed tapering talk—helped boost returns within the financial sector’s banking industry. At the opposite end, the rate-sensitive utilities sector was the weakest relative performer, held back by the prospect of rising interest rates.

U.S. Stock Index Returns
For the 12 months ended June 30, 2013
Russell 1000 Index (Large-Cap)	21.24%	Russell 2000 Index (Small-Cap)	24.21%
Russell 1000 Growth Index	17.07%	Russell 2000 Growth Index	23.67%
Russell 1000 Value Index	25.32%	Russell 2000 Value Index	24.77%
Russell Midcap Index	25.41%
Russell Midcap Growth Index	22.88%
Russell Midcap Value Index	27.65%

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BULIX	12.06%	4.31%	10.14%	7.89%	3/1/93
Russell 3000 Utilities Index	—	10.39%	5.58%	8.41%	N/A(1)	—
S&P 500 Index	—	20.60%	7.01%	7.29%	8.64%	—

(1)	Benchmark data first available August 1996.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2003

Total Annual Fund Operating Expenses
Investor Class 0.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Utilities returned 12.06% for the 12 months ended June 30, 2013, outpacing the 10.39% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 20.60%.

As described on page 3, the U.S. stock market achieved solid returns for the 12-month period, although global macroeconomic concerns kept volatility levels elevated throughout the period. Within the benchmark, wireless telecommunication companies experienced strong growth, benefiting from the trend toward mobile communicating and computing. Diversified telecom companies delivered sound, but more prosaic returns. Within the traditional utilities group, independent power producers performed well, benefiting from an easy supply of inexpensive natural gas for much of the reporting period. Against this backdrop, Utilities delivered gains on an absolute basis, and outperformed its benchmark.

From a broad sector perspective, stock selection within the traditional utilities sector and an overweight allocation to the information technology sector accounted for the vast majority of outperformance relative to the benchmark. Key detractors from relative performance resided in the industrials and telecommunications sectors.

Within the utilities sector, stock choices in the electric utilities industry contributed significantly to relative returns. Stock decisions in the gas utilities segment also benefited relative returns. Stock decisions among independent power producers detracted from relative results. The portfolio avoided water utilities, an allocation decision that trimmed results, as did stock decisions among multi-utilities.

Utilities Contributed

The traditional utilities sector, which represented almost 60% of the portfolio, was a meaningful source of positive relative returns for the reporting period. Within the sector, the electric utilities group accounted for the bulk of relative gains. In the group, the portfolio held underweight positions in Duke Energy and FirstEnergy, which both underperformed in the benchmark. In the gas utilities group, an overweight position in UGI contributed meaningfully. The company delivered earnings that exceeded analysts’ expectations due to colder winter weather, as well as a program to convert customers from heating oil to natural gas.

Not all segments of the traditional utilities sector contributed positively, however. Stock decisions among independent power producers trimmed relative gains. In the group, the portfolio missed several strong performers in the benchmark, while holding one position that was a benchmark laggard. It was a similar story in the multi-utilities segment, where stock choices hurt results versus the benchmark. Avoiding water utilities altogether also hurt relative returns, as the portfolio missed two benchmark companies that outperformed during the reporting period.

5

Information Technology, Energy Were Sources of Relative Gains

Several key contributors to relative gains were housed outside of the traditional utilities sector. The portfolio held an overweight position in technology company j2 Global. The provider of cloud communications and storage messaging services gained as it achieved record-high revenues and consistently grew its quarterly dividend through the reporting period.

The energy sector was home to another key contributor, Energen. The natural gas and oil producer’s share price climbed amid rising oil and natural gas prices.

Holdings in Industrials, Telecommunications Lagged, but Some Positions Helped

The portfolio held one position in the industrials sector, Pike Electric. The company detracted due to expansion costs and poor weather conditions, which crimped construction activity. The company’s share price declined while it was held in the portfolio, but delivered solid gains in the benchmark for the reporting period.

An underweight allocation to the telecommunications sector detracted from returns versus the benchmark, although the portfolio’s absolute returns outpaced those in the benchmark. The portfolio was underweight two positions—Verizon Communications and Sprint Nextel—that outperformed in the benchmark. Both companies benefited from strong subscriber growth as a result of iPhone activations. An underweight position in AT&T, though, benefited relative results. The company’s share price gained during the reporting period, but lagged benchmark returns.

Outlook

Utilities employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team has continued to avoid water utilities and is underweight gas utilities in the portfolio. The portfolio has overweight allocations to multi-utilities, electric utilities, and independent power producers, as our quantitative process has identified opportunities in these areas.

Utilities Market Returns
For the 12 months ended June 30, 2013
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	20.60%	Diversified Telecommunication Services	8.67%
Nasdaq Composite Index*	15.95%	Electric Utilities	5.81%
Broad Utilities Market		Multi-Utilities	10.78%
Lipper Utility Funds Index	13.36%	Gas Utilities	13.55%
Russell 3000 Utilities Index	10.39%	Wireless Telecommunication Services	90.79%

* Return does not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.

6

Fund Characteristics

JUNE 30, 2013
Top Ten Holdings	% of net assets
AT&T, Inc.	9.8%
Verizon Communications, Inc.	6.4%
CenturyLink, Inc.	4.6%
Entergy Corp.	4.5%
PG&E Corp.	4.4%
Public Service Enterprise Group, Inc.	4.4%
Edison International	4.3%
DTE Energy Co.	4.2%
PPL Corp.	4.1%
Ameren Corp.	3.9%

Sub-Industry Allocation	% of net assets
Electric Utilities	29.9%
Integrated Telecommunication Services	23.8%
Multi-Utilities	21.8%
Gas Utilities	5.0%
Wireless Telecommunication Services	3.9%
Internet Software and Services	3.8%
Independent Power Producers and Energy Traders	3.8%
Communications Equipment	2.9%
Construction and Engineering	1.9%
Alternative Carriers	0.9%
Oil and Gas Exploration and Production	0.9%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,138.60	$3.55	0.67%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2013

	Shares	Value
Common Stocks — 98.6%
ALTERNATIVE CARRIERS — 0.9%
Neutral Tandem, Inc.	228,105	$ 1,311,603
Premiere Global Services, Inc.(1)	158,869	1,917,549
		3,229,152
COMMUNICATIONS EQUIPMENT — 2.9%
QUALCOMM, Inc.	168,197	10,273,473
CONSTRUCTION AND ENGINEERING — 1.9%
Pike Electric Corp.	529,118	6,508,151
ELECTRIC UTILITIES — 29.9%
American Electric Power Co., Inc.	300,151	13,440,762
Duke Energy Corp.	48,582	3,279,285
Edison International	308,925	14,877,828
El Paso Electric Co.	37,584	1,327,091
Entergy Corp.	225,988	15,746,844
Exelon Corp.	81,060	2,503,133
IDACORP, Inc.	16,183	772,900
NextEra Energy, Inc.	44,652	3,638,245
Pinnacle West Capital Corp.	222,816	12,359,604
PNM Resources, Inc.	53,434	1,185,700
Portland General Electric Co.	347,287	10,623,509
PPL Corp.	474,686	14,363,998
Southern Co.	75,411	3,327,887
Westar Energy, Inc.	109,280	3,492,589
Xcel Energy, Inc.	112,193	3,179,550
		104,118,925
GAS UTILITIES — 5.0%
Chesapeake Utilities Corp.	49,498	2,548,652
Laclede Group, Inc. (The)	62,639	2,860,097
UGI Corp.	307,347	12,020,341
		17,429,090
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 3.8%
AES Corp. (The)	1,094,524	13,123,343
INTEGRATED TELECOMMUNICATION SERVICES — 23.8%
AT&T, Inc.	965,643	34,183,762
Atlantic Tele-Network, Inc.	34,000	1,688,440
BCE, Inc.	85,987	3,527,187
CenturyLink, Inc.	448,411	15,851,329
Frontier Communications Corp.	426,856	1,728,767
HickoryTech Corp.	23,007	244,564
IDT Corp., Class B	187,329	3,501,179
Verizon Communications, Inc.	440,253	22,162,336
		82,887,564
INTERNET SOFTWARE AND SERVICES — 3.8%
j2 Global, Inc.	310,596	13,203,436
MULTI-UTILITIES — 21.8%
Ameren Corp.	396,990	13,672,336
CenterPoint Energy, Inc.	392,987	9,231,265
Dominion Resources, Inc.	61,172	3,475,793
DTE Energy Co.	220,112	14,749,705
Integrys Energy Group, Inc.	69,208	4,050,744
PG&E Corp.	338,644	15,486,190
Public Service Enterprise Group, Inc.	464,931	15,184,646
		75,850,679
OIL AND GAS EXPLORATION AND PRODUCTION — 0.9%
Energen Corp.	61,264	3,201,657
WIRELESS TELECOMMUNICATION SERVICES — 3.9%
America Movil SAB de CV Series L ADR	121,128	2,634,534
NTELOS Holdings Corp.	219,391	3,611,176
Shenandoah Telecommunications Co.	24,219	403,973
T-Mobile US, Inc.	62,759	1,557,051
USA Mobility, Inc.	240,355	3,261,617
Vodafone Group plc ADR	75,878	2,180,734
		13,649,085
TOTAL COMMON STOCKS (Cost $287,606,312)		343,474,555
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $506,085), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $495,735)		495,733
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $1,515,299), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $1,487,203)		1,487,197
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $504,228), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $495,734)		495,732
SSgA U.S. Government Money Market Fund	1,368,463	1,368,463
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,847,125)		3,847,125
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $291,453,437)		347,321,680
OTHER ASSETS AND LIABILITIES — 0.3%		950,471
TOTAL NET ASSETS — 100.0%		$348,272,151

10

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $291,453,437)	$347,321,680
Receivable for capital shares sold	144,562
Dividends and interest receivable	1,107,688
348,573,930

Liabilities
Payable for capital shares redeemed	111,884
Accrued management fees	189,895
301,779

Net Assets	$348,272,151

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	80,000,000
Shares outstanding	20,606,436

Net Asset Value Per Share	$16.90

Net Assets Consist of:
Capital (par value and paid-in surplus)	$280,115,576
Undistributed net investment income	1,741,486
Undistributed net realized gain	10,548,452
Net unrealized appreciation	55,866,637
$348,272,151

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $30,667)	$14,633,615
Interest	3,386
14,637,001

Expenses:
Management fees	2,198,731
Directors’ fees and expenses	14,942
Other expenses	1,751
2,215,424

Net investment income (loss)	12,421,577

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,825,707
Foreign currency transactions	270
12,825,977

Change in net unrealized appreciation (depreciation) on:
Investments	10,933,991
Translation of assets and liabilities in foreign currencies	(1,458)
10,932,533

Net realized and unrealized gain (loss)	23,758,510

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,180,087

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$ 12,421,577	$ 11,017,810
Net realized gain (loss)	12,825,977	25,430,889
Change in net unrealized appreciation (depreciation)	10,932,533	(12,860,005)
Net increase (decrease) in net assets resulting from operations	36,180,087	23,588,694

Distributions to Shareholders
From net investment income	(11,910,971)	(10,207,695)
From net realized gains	(16,868,526)	(1,904,502)
Decrease in net assets from distributions	(28,779,497)	(12,112,197)

Capital Share Transactions
Proceeds from shares sold	96,109,879	78,049,539
Proceeds from reinvestment of distributions	27,339,089	11,419,325
Payments for shares redeemed	(98,901,981)	(68,797,889)
Net increase (decrease) in net assets from capital share transactions	24,546,987	20,670,975

Net increase (decrease) in net assets	31,947,577	32,147,472

Net Assets
Beginning of period	316,324,574	284,177,102
End of period	$348,272,151	$316,324,574

Undistributed net investment income	$1,741,486	$1,159,833

Transactions in Shares of the Fund
Sold	5,755,035	4,984,057
Issued in reinvestment of distributions	1,748,810	726,185
Redeemed	(6,026,522)	(4,417,268)
Net increase (decrease) in shares of the fund	1,477,323	1,292,974

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2013 was 0.67%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $144,176,567 and $134,372,260, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$343,474,555	—	—
Temporary Cash Investments	1,368,463	$2,478,662	—
Total Value of Investment Securities	$344,843,018	$2,478,662	—

17

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$12,275,738	$10,207,695
Long-term capital gains	$16,503,759	$1,904,502

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$292,242,827
Gross tax appreciation of investments	$59,567,105
Gross tax depreciation of investments	(4,488,252)
Net tax appreciation (depreciation) of investments	$55,078,853
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,604)
Net tax appreciation (depreciation)	$55,077,249
Undistributed ordinary income	$5,972,479
Accumulated long-term gains	$7,106,847

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$16.54	0.63	1.20	1.83	(0.60)	(0.87)	(1.47)	$16.90	12.06%	0.68%	3.79%	41%	$348,272
2012	$15.93	0.60	0.66	1.26	(0.55)	(0.10)	(0.65)	$16.54	8.20%	0.68%	3.83%	55%	$316,325
2011	$12.62	0.51	3.30	3.81	(0.50)	—	(0.50)	$15.93	30.50%	0.69%	3.47%	17%	$284,177
2010	$12.42	0.49	0.19	0.68	(0.48)	—	(0.48)	$12.62	5.30%	0.70%	3.75%	11%	$228,101
2009	$17.46	0.46	(4.98)	(4.52)	(0.52)	—	(0.52)	$12.42	(25.89)%	0.70%	3.54%	14%	$236,734

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the fourteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

20

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

24

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

25

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

26

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

27

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2013.

For corporate taxpayers, the fund hereby designates $12,275,738, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,503,759, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2013.

The fund hereby designates $364,767 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79310 1308

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $285,263

FY 2013:     $454,859

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012:$0 FY 2013:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:$0 FY 2013:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012:$0 FY 2013:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:$0 FY 2013:$0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $199,276

FY 2013:     $151,650

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2013